Exhibit 10.25

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(New Private Restaurant Properties, LLC)

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), is executed as of March 27, 2012, to be effective as of March 27, 2012 by and between BANK OF AMERICA, N.A., a national banking association, having a principal place of business at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having a principal place of business at 60 Wall Street, 10th Floor, New York, New York 10005 (hereinafter referred to together, collectively with their respective successors and assigns, as “Lender”), PRIVATE RESTAURANT MASTER LESSEE, LLC, a Delaware limited liability company, having a principal place of business and chief executive office at 2202 North Westshore Boulevard, Suite 500, Tampa, FL 33607 (hereinafter referred to as “Master Lessee”), and NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company having a principal place of business and chief executive office at 2202 North Westshore Boulevard, Suite 470C, Tampa, FL 33607 (hereinafter referred to as “Master Lessor”), with the acknowledgment, consent and limited agreement of OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (“Guarantor”).

RECITALS:

WHEREAS, by that certain Amended and Restated Master Lease Agreement (as the same may be further amended or modified from time to time in accordance with the terms thereof, the “Lease”), of even date herewith, between Master Lessor, as master lessor, and Master Lessee, as master lessee, Master Lessor has agreed to lease to Master Lessee the parcels of land listed and generally described on Schedule 2 as attached hereto (Schedule 1 being intentionally omitted) and more particularly described in Exhibit A attached hereto (each of said Schedule 2 and said Exhibit A being hereby made a part hereof, provided that a counterpart original of this instrument may be recorded in the official records of any or all of the counties, parishes, or independent cities in which said parcels of land are located with incomplete versions of Exhibit A pursuant to Paragraph 30 hereof), in each case with all improvements located thereon (each an “Leased Property” and, collectively, the “Leased Properties”);

WHEREAS, simultaneously with the execution and delivery hereof, Lender and Master Lessor are entering into that certain Loan and Security Agreement, of even date herewith (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender is making a loan to Master Lessor (the “Loan”), which Loan will be secured by, among other things, one or more instruments, each titled either “Mortgage”, “Mortgage, Deed to Secure Debt, and/or Deed of Trust with Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Subleases, Rents, and Security Deposits (Multistate Form)” or “Mortgage, Deed to Secure Debt, and/or Deed of Trust with Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents, and Security Deposits (Multistate Form)” and each of even date herewith, from Master Lessor to or for the benefit of Lender, collectively encumbering the Leased Properties (such instruments collectively, along with all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and additions thereto, the “Security Instruments”, each a “Security Instrument”); and

WHEREAS, Lender, Master Lessee and Master Lessor desire to confirm their understandings and agreements with respect to the Lease and the Security Instruments, as expressed herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender, Master Lessee and Master Lessor hereby agree and covenant as follows:

1. Defined terms and rules of construction set forth in Paragraph 21 hereof shall apply to the interpretation of this Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

2. The Lease, and all of the terms, covenants, provisions and conditions thereof, along with any right of first refusal, right of first offer, option or any similar right with respect to the sale or purchase of the Leased Properties, or any portion thereof, is, shall be, and shall at all times remain and continue to be subject and subordinate in all respects to the liens, terms, covenants, provisions and conditions of the Security Instruments and to all advances and re-advances made thereunder and all sums secured thereby. This provision shall be self-operative but Master Lessee shall execute and deliver any additional instruments which Lender may reasonably require to effect such subordination.

3. A. So long as no default by Master Lessee in the payment of rent or other amounts due under the Lease, or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Master Lessee’s part to be performed or observed has occurred and has continued to exist for such period of time (after the giving of any notice required to be given under the Lease) as would entitle Master Lessor to terminate the Lease (hereinafter, an “Event of Default”) and the Lease is in full force and effect: (i) Master Lessee’s possession of the Leased Properties and Master Lessee’s leasehold interest, rights and privileges under the Lease, including any extensions or renewals thereof which may be effected in accordance with any option therefor which is contained in the Lease, shall not be diminished, disturbed or interfered with by Lender, and Master Lessee’s occupancy of the Leased Properties shall not be disturbed by Lender for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof; and (ii) the Lease, and Master Lessee’s rights thereunder, will remain in full force and effect following (and Master Lessee’s use and possession of the Leased Properties will not be disturbed as a result of) foreclosure under any Security Instrument by any non-judicial foreclosure or trustee’s sale of the Leased Properties or any portion thereof, and Lender will not join Master Lessee as a party defendant in any action or proceeding to foreclose under any Security Instrument or to enforce any rights or remedies of Lender under any Security Instrument which would cut-off, destroy, terminate or extinguish the Lease or Master Lessee’s interest and estate under the Lease. Notwithstanding the foregoing provisions of this Subparagraph 3A, if it would be procedurally disadvantageous for Lender not to name or join Master Lessee as a party in a foreclosure proceeding with respect to any Security Instrument, or if required by law, Lender may so name or join Master Lessee without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Master Lessee under this Agreement.

Subordination Agreement

(A) To the fullest extent permitted by applicable law, upon the occurrence of an Event of Default on the part of Master Lessee under the Lease, Lender shall have the absolute and unconditional right to separately or simultaneously exercise either or both of the following options with respect to all or any portion of the Leased Properties in whatever order or combination of such options, lots, or separate parcels as Lender, in its sole discretion, may elect: (i) terminate the Lease, or cause Master Lessor to terminate the Lease at Lender’s direction, with respect to all or any portion of the Leased Properties as Lender may specify, by providing written notice thereof to Master Lessee, at which time Master Lessee shall immediately pay directly to Lender all sums payable under the Lease (with respect to the specified portion of the Leased Properties) to and including the Termination Date and immediately vacate the specified portion of the Leased Properties on the Termination Date, and (ii) exercise and enforce or cause Master Lessor to exercise and enforce any rights of Master Lessor under the Lease. As used herein, “Termination Date” means the date specified in a written notice from Lender to Master Lessee that Lender has elected to terminate the Lease with respect to all or any portion of the Leased Properties.

4. Master Lessee agrees to make (a) all payments of Base Rent, and (b) all payments of Additional Charges if and to the extent required to be paid by Master Lessee to Master Lessor under the terms of the Master Lease directly to the Holding Account at all times during the term of the Loan.

5. In addition, if Lender (or its nominee or designee) shall succeed to the rights of Master Lessor under the Lease, whether through possession or foreclosure action, delivery of a deed, or otherwise, or if another Person purchases the Leased Properties or any portion thereof upon or following foreclosure under any Security Instrument or in connection with any bankruptcy case commenced by or against Master Lessor (Lender, its nominees and designees, and such purchaser, and their respective successors and assigns, each hereinafter referred to as a “Successor Master Lessor”), then, Master Lessee shall attorn to and recognize such Successor Master Lessor as Master Lessee’s master lessor under the Lease. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between such Successor Master Lessor and Master Lessee upon all terms, conditions and covenants as are set forth in the Lease (subject, however, to the provisions of Clauses (i) through (viii) of this Paragraph 5). If the Lease shall have terminated by operation of law or otherwise (whether as a result of or in connection with a bankruptcy case commenced by or against Master Lessor, a judicial or non-judicial foreclosure action or proceeding, delivery of a deed in lieu of foreclosure, or otherwise), then, upon request of such Successor Master Lessor, Master Lessee shall promptly execute and deliver a direct lease with such Successor Master Lessor which direct lease shall be on the same terms and conditions as the Lease (subject, however, to the provisions of Clauses (i) through (viii) of this Paragraph 5) and shall be effective as of the day the Lease shall have terminated as aforesaid. Notwithstanding the continuation of the Lease, the attornment of Master Lessee thereunder, or the execution of a direct lease between a Successor Master Lessor and Master Lessee as aforesaid, no Successor Master Lessor shall:

(i) be liable for any act or omission of the Predecessor Master Lessor under the Lease;

Subordination Agreement

(ii) be subject to any off-set, defense or counterclaim which shall have theretofore accrued to Master Lessee against the Predecessor Master Lessor;

(iii) be bound by any modification of the Lease or by any previous prepayment of Base Rent or Additional Charges made more than one (1) month prior to the date same was due which Master Lessee might have paid to the Predecessor Master Lessor, unless such modification or prepayment shall have been expressly approved in writing by Lender or expressly required under the Lease, provided that this Clause (iii) shall not be construed to affect the rights and obligations of the parties or their successors with respect to any such modification or prepayment approved in writing by Lender;

(iv) be liable for any security deposited under the Lease unless such security has been physically delivered to Lender or said Successor Master Lessor;

(v) be liable or obligated to comply with or fulfill any of the obligations of the Predecessor Master Lessor under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Leased Properties (or any portion thereof), leasehold improvements, Master Lessee work letters and/or similar items (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to Lender or said Successor Master Lessor);

(vi) be bound by any obligation to provide or pay for any services, repairs, maintenance or restoration provided for under the Lease arising prior to the date that said Successor Master Lessor becomes the master lessor of Master Lessee (except to the extent of casualty proceeds or condemnation awards paid to Lender or said Successor Master Lessor);

(vii) be bound by any obligation to repair, replace, rebuild, or restore the Leased Properties or any part thereof, in the event of damage by fire or other casualty, or in the event of partial condemnation (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to Lender or said Successor Master Lessor); or

(viii) be obligated or liable with respect to any representations or warranties made by the Predecessor Master Lessor in or in relation to the Lease prior to the date that said Successor Master Lessor succeeded to the rights of the Predecessor Master Lessor under the Lease.

For purposes of this Paragraph 5, the term “Predecessor Master Lessor” means the Master Lessor under the Lease to whose interest therein a Successor Master Lessor has succeeded.

6. Master Lessee agrees that without the prior written consent of Lender, it shall not (a) terminate or cancel the Lease or any extensions or renewals thereof, (b) tender a surrender of the Lease, (c) make a prepayment of any Base Rent or Additional Charges more than one (1) month in advance of the due date thereof, or (d) except to the extent required or expressly permitted by the terms of the Lease, subordinate or permit the subordination of the Lease to any lien subordinate to the Security Instruments or allow to exist any lien against the Leased Properties or any portion thereof. Any such purported action without such consent shall be void as against the holder of the Security Instrument.

Subordination Agreement

7. (A) Master Lessee shall promptly notify Lender in writing of (i) any default by Master Lessor under the Lease and (ii) of any act or omission of Master Lessor, which, in either case (i) or (ii), would give Master Lessee the right to cancel or terminate the Lease or to claim a partial or total eviction.

(B) In the event of (i) any default by Master Lessor under the Lease, (ii) any other breach by Master Lessor of any of its obligations under the Lease (regardless of whether or not said breach constitutes a default under the Lease giving rise to an obligation to give notice under Subparagraph 7(A)), or (iii) any other act or omission of Master Lessor or any other Person, including any act of God, which in each case would give Master Lessee the right to (i) cancel or terminate the Lease (whether immediately or after the lapse of a period of time), (ii) claim a partial or total eviction, (iii) off-set against rent under the Lease, or (iv) any other remedy, Master Lessee agrees not to exercise such right (i) until Master Lessee has given written notice of such default, breach, act or omission to Lender and (ii) unless Lender has failed, within thirty (30) days after Lender receives such notice, to cure or remedy the default, breach, act or omission or, if such default, breach, act or omission shall be one which is not reasonably capable of being remedied by Lender within such thirty (30) day period, until a reasonable period for remedying such default, breach, act or omission shall have elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Security Instruments to remedy the same (which reasonable period shall in no event be less than the period to which Master Lessor would be entitled, under the Lease or otherwise, after similar notice, to effect such remedy), provided that Lender shall with due diligence give Master Lessee written notice of its intention to and shall commence and continue to, remedy such default, breach, act or omission. If Lender cannot reasonably remedy a default, breach, act or omission of Master Lessor until after Lender obtains possession of the Leased Properties, Master Lessee may not (i) cancel or terminate the Lease, (ii) claim a partial or total eviction, (iii) off-set against rent under the Lease, or (iv) exercise any other remedy available to it, whether under the Lease, in law, or in equity, by reason of such default, breach, act or omission until the expiration of a reasonable period necessary for such remedy after Lender secures possession of the Leased Properties.

(C) Notwithstanding the foregoing, Lender shall have no obligation hereunder to remedy such default, breach, act or omission.

Without limiting its rights under the Lease, under applicable law, or in equity, Master Lessee agrees that nothing in this Paragraph 7 shall be construed to grant to Master Lessee any right (including any right to cancel or terminate the Lease, claim a partial or total eviction, off-set against rent under the Lease, or exercise any other remedy).

8. To the extent that the Lease shall entitle Master Lessee to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Master Lessee with respect to the Security Instruments and Lender.

Subordination Agreement

9. Master Lessee hereby acknowledges that, simultaneously with the execution and delivery of this Agreement, all of Master Lessor’s rights, title, and interests in, to and under the Lease (including the right to declare a breach, default and/or event of default thereunder) are being assigned to Lender as additional security for the Indebtedness, and Master Lessee hereby expressly consents to such assignment. Master Lessee agrees that if there is a default by Master Lessor in the performance and observance of any of the terms of the Loan Agreement, which default is not cured after any applicable notice and/or cure periods, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Master Lessor under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Master Lessee under the Lease as though Lender were named therein as Master Lessor. Master Lessee expressly acknowledges that Lender may, at its option at any time following such default and failure to cure, demand that all rents and other amounts due to Master Lessor under the Lease be paid by Master Lessee directly to Lender at the address specified below, or as otherwise specified by Lender. Master Lessee agrees that upon Lender’s written request for such payment of rent and other amounts due under the Lease directly to Lender, Master Lessee will timely remit any and all payments due under the Lease directly to, and payable solely to the order of, Lender. Master Lessee further acknowledges and agrees that it shall have neither the right nor the obligation to require proofs of default by Master Lessor prior to complying with such a request by Lender, and that such payments to Lender shall constitute performance of Master Lessee’s obligation to pay the applicable rents or other amounts due to Master Lessor under the Lease.

10. In addition to the rights of Lender under the immediately preceding Paragraph 9, each of Master Lessee and Master Lessor acknowledge and agree that Lender is a “Superior Party” within the meaning of Section 13.4 of the Lease and shall be entitled to act on behalf of Master Lessor, without the need to exercise any rights of foreclosure or similar rights and without appointing a Successor Master Lessor, in enforcing any right or giving of any notices or directions under Article XIII of the Lease and Section 2.04 of the Guaranty.

11. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor Master Lessor shall acquire title to the Leased Properties or any portion thereof, said Successor Master Lessor shall have no obligation, nor incur any liability, beyond Successor Master Lessor’s then interest, if any, in the Leased Properties, and Master Lessee shall look exclusively to such interest, if any, of Successor Master Lessor in the Leased Properties for the payment and discharge of any obligations imposed upon Successor Master Lessor hereunder or under the Lease. Master Lessee agrees that, with respect to any money judgment which may be obtained or secured by Master Lessee against Successor Master Lessor, Master Lessee shall look solely to the estate or interest owned by Successor Master Lessor in the Leased Properties (including, the rents, issues and profits therefrom), and Master Lessee will not collect or attempt to collect any such judgment out of any other assets of Successor Master Lessor.

12. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Security Instruments or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Master Lessee under the Lease or otherwise.

Subordination Agreement

13. B. Master Lessee acknowledges and agrees that this Agreement satisfies and complies in all respects with the provisions of Section 15.1 of the Lease and that this Agreement supersedes (but only to the extent inconsistent with) the provisions of such Section and any other provision of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Security Instruments.

(A) Master Lessee agrees to enter into a subordination, non-disturbance and attornment agreement with any lender which shall succeed Lender as lender with respect to the Leased Properties, or any portion thereof, provided the material terms of such agreement are substantially the same as this Agreement. Master Lessee does herewith irrevocably appoint and constitute Lender as its true and lawful attorney-in-fact in its name, place and stead to execute such subordination, non-disturbance and attornment agreement, without any obligation on the part of Lender to do so. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Indebtedness remains unpaid. Lender agrees not to exercise its rights under the preceding two sentences if Master Lessee promptly enters into the subordination, non-disturbance and attornment agreement as required pursuant to the first sentence of this Subparagraph 13(B).

14. C. Any notice or other communication required to be given, or expressly provided for and actually given, by Master Lessee to Master Lessor under or in relation to the Lease, and a copy of any list, report, instrument or other document, in each case that is either required to be given, or expressly provided for and actually given, by Master Lessee to Master Lessor under or in relation to the Lease, shall be simultaneously given also to Lender. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Master Lessor, and Lender shall have a reasonable time to complete such performance as provided in Paragraph 7 hereof.

(A) All notices, consents, approvals, requests or other communications required or permitted to be given hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery or (c) for notices other than notices of the occurrence of a default only, telecopier (with answer back acknowledged), addressed as follows (or at such other address and person or entity as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Subparagraph 14(B)):

If to Lender:

Bank of America, N.A.

Real Estate Structured Finance – Servicing

900 West Trade Street, Suite 650

Mail Code: NC1-026-06-01

Charlotte, North Carolina 28255

Attention: Servicing Manager

Telecopy No.: (704) 317-4501

Confirmation No: (866) 531-0957

Subordination Agreement

and to:	German American Capital Corporation 60 Wall Street, 10th floor New York, NY 10005 Attention: John Beacham and General Counsel Telecopy No.: (732) 578-4639 Confirmation No.: (212) 250-0164

with a copy to:	Bank of America Legal Department GCIB/CMBS NC1-007-20-01 100 North Tryon Street Charlotte, North Carolina 28255-0001 Attention: Paul Kurzeja, Esq. Facsimile No.: (704) 387-0922

with a copy to:	Servicer, at such notice address as shall be designated by notice delivered in accordance with the Loan Agreement.

and a copy to:	Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 Attention: Charles E. Schrank, Esq. Telecopy No.: (312) 853-4140 Confirmation No.: (312) 853-7036

If to Master Lessee:

Private Restaurant Master Lessee, LLC

c/o OSI Restaurant Partners, Inc.

2202 North Westshore Boulevard, Suite 500

Tampa, FL 33607

Attention: Vice President of Real Estate

Telecopy No.: (813) 830-2497

Confirmation No.: (813) 387-8000

If to Master Lessor:	New Private Restaurant Properties, LLC 2202 North Westshore Boulevard, Suite 470C Tampa, FL 33607 Attention: Vice President of Real Estate Telecopy No.: (813) 830-2497 Confirmation No.: (813) 387-8000

and, if to either of Master Lessee or Master Lessor, with copies to each of:

Bain Capital Partners, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116 Attention: Dave Humphrey Telecopy No.: (617) 652-3112 Confirmation No.: (617) 516-2112

Subordination Agreement

Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004-2498 Attention: Arthur Adler, Esq. Telecopy No.: (212) 291-9001 Confirmation No.: (212) 558-3960

And	Ropes and Gray, LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600 Attention: Richard E. Gordet, Esq. Telecopy No.: (617) 951-7491 Confirmation No.: (617) 235-0480

All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (1) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) three (3) Business Days after being deposited in the United States mail as required above or (iv) on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

15. Master Lessee hereby represents to Lender as follows:

(A) The Lease is in full force and effect and has not been further amended.

(B) There has been no prior assignment of its interest under the Lease, and it is not aware of any contemplated assignment of any such interest.

(C) There are no oral or written agreements or understandings between Master Lessor and Master Lessee relating to the Leased Properties demised under the Lease or the Lease transaction except as set forth in the Lease.

(D) Its execution of the Lease was duly authorized and the Lease is in full force and effect and to the best of its knowledge there exists no default, whether or not beyond any applicable grace or cure period (such determination being made without reference to Section 15.8 of the Lease), or breach which might, with passage of time or otherwise mature into a default, on the part of either Master Lessee or Master Lessor under the Lease.

(E) There has not been filed by or against nor to the best of its knowledge and belief is there threatened, any petition under the bankruptcy laws of the United States naming either Master Lessee or Master Lessor as a debtor.

(F) To the best of its knowledge and other than the collateral assignment of Master Lessor’s interest to Lender to be executed and delivered simultaneously with this

Subordination Agreement

Agreement, there has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease by Master Lessor (other than assignments that have been terminated prior to or will be terminated simultaneously with the execution and delivery of this Agreement).

16. Whenever, from time to time, reasonably requested by Lender (but not more than twice during any calendar year), Master Lessee shall execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications, in a form reasonably acceptable to Master Lessee, of all of the matters set forth in Paragraph 15 above, and any other information Lender may reasonably require to confirm the current status of the Lease.

17. Without limiting Master Lessee’s covenants under Paragraph 6 above or Master Lessor’s covenant under the Landlord’s Loan Documents (but without limiting Master Lessor’s rights and Landlord Lender’s duties Section 2.3.6 of the Loan Agreement), Master Lessee agrees that it shall not, and acknowledges that Master Lessor may not (and Master Lessor covenants and agrees with Lender that it shall not), without the prior written consent of Lender (except in connection with a Casualty under Section 10.2 of the Lease or a Condemnation under Section 10.3 of the Lease) (a) renew, extend, effectuate the release of any Leased Property from, agree to the termination of, agree to a reduction of rents or other sums payable under, accept a surrender of, or agree to shorten the term of, the Lease, (b) grant any waiver of any provisions of the Lease, provided that Master Lessee and Master Lessor shall have the right to waive any provisions of the Lease (provided that any such waiver shall be limited to the particular matter under the particular circumstances subject to such waiver and shall not constitute an amendment or modification of the Lease), so long as such waiver would not have the effect of (i) waiving any of the provisions of the Lease identified in clauses (c), (d) or (e) below, or (ii) waiving or reducing the monetary obligations of Master Lessee under the Lease, or (iii) either permitting Master Lessor and/or Master Lessee to take an action that Master Lessor or Master Lessee is prohibited from taking under this Paragraph 17, or preventing Master Lessor and/or Master Lessee from complying with an obligation on the part of Master Lessor or Master Lessee under this Agreement, (c) amend, modify or waive in any respect any provision of the Lease contained in the Statement of Intent, Article I (“Leased Properties; Term”), Article III (“Rent”), Article IV (“Termination; Abatement”), Article V (“Ownership of the Leased Properties”), Section 6.1(a)(ii) (including provisions in respect of permitted uses), Section 6.1(a)(iii) (including provisions in respect of continuous operation), Section 6.1(b) (“Taxes and Other Charges; Contest for Taxes and Other Charges, Legal Requirements and Liens”), Section 6.1(f) (“Cooperate in Legal Proceedings”), Section 6.1(g) (“Insurance Benefits”), Section 6.1(h) (“Financial Reporting and Other Information”), Article VIII (“Alterations; Leasing”), Article X (“Casualty and Condemnation”), Article XI (“Accounts and Reserves”), Article XII (“Events of Default and Remedies”), Section 13.2 (“Transition Services”), Section 13.3 (“Cooperation”), Section 13.4 (“Rights of Superior Parties”), Article XV (“Subordination”), Section 23.1 (“Appraisers”), Article XXIV (“Confidentiality”), Section 26.8 (“Governing Law”, including the waivers of right to trial by jury in Section 26.8(c)), Article XXVIII (“True Lease”), any Schedule to the Lease, or any of the definitions in Article II (“Definitions”) related to any of the foregoing provisions, Articles or Sections, or to any Schedule, (d) amend, modify or waive any provision of the Lease not listed in clause (c) in a manner adverse to Lender in any material respect (including without limitation any amendment of any provision (i) requiring Landlord’s Lender’s consent or approval prior to Master Lessee taking any action, or creating, incurring assuming, permitting or suffering to exist a circumstance or condition, or (ii) requiring Master Lessee to

Subordination Agreement

cooperate with Landlord’s Lender or reimburse Landlord’s Lender for amounts expended by Landlord’s Lender) or that would decrease Master Lessee’s obligations or increase Master Lessor’s obligations thereunder; or (e) amend, modify or waive any provision of the Lease in such a way as to cause its terms to become inconsistent with the material terms of any Affiliated Sublease, Unaffiliated Sublease or Specified Prior Sublease (unless the terms of such Affiliated Sublease, Unaffiliated Sublease or Specified Prior Sublease is similarly modified or waived). In addition, Master Lessor and Master Lessee acknowledge and agree that (x) any approval by Master Lessor of any Alteration requiring Master Lessor’s approval under Section 8.1 of the Lease shall require, as a condition thereto, Lender’s written approval, and no such approval by the Master Lessor shall be effective absent such written approval by Lender, (y) any approval by Master Lessor of the amount of Eligible Collateral under Section 6.1 of the Lease shall require, as a condition thereto, Lender’s written approval, and no such approval by Master Lessor shall be effective absent such written approval by Lender, and (z) any approval by Master Lessor (as Indemnitee) of a compromise or settlement of any claim requiring Master Lessor’s approval under Section 15.9(A) of the Lease shall require, as a condition thereto, Lender’s written approval, and no such approval by Master Lessor shall be effective absent such written approval by Lender. Neither Master Lessee nor Master Lessor shall permit any amendment, modification or waiver of the Guaranty without the prior written consent of Lender. Master Lessee agrees that any agreement by Master Lessee in the Lease not to take an action, or not to create, permit or suffer to exist a circumstance or condition, without the consent or approval of Landlord’s Lender, is hereby deemed a direct agreement by Master Lessee in this Agreement not to create, permit or suffer to exist such circumstance or condition (as applicable) without the prior written consent of Lender (so long as this Agreement remains in effect). Master Lessee and Master Lessor intend and agree that, in the absence of Lender’s prior written consent, any purported agreement between them and any action taken by either or both of them which requires Lender consent pursuant to this Paragraph 17, including any amendment of or waiver under the Lease described in this Paragraph 17, shall be void and of no effect. The obligations of Master Lessor and Master Lessee under this Agreement, including, without limitation, this Paragraph 17 are several (and not joint and several) obligations of such parties.

18. Any inconsistency between the Lease and the provisions of this Agreement shall be resolved, to the extent of such inconsistency, in favor of this Agreement.

19. This Agreement shall inure to the benefit of and be binding upon each of Lender, Master Lessee and Master Lessor and their respective heirs, executors, administrators, legal representatives, nominees, successors and assigns.

20. This Agreement supersedes any prior agreement, oral or written, and contains the entire agreement among Lender, Master Lessee and Master Lessor with respect to the subject matter hereof. No subsequent agreement, representation or promise made by any party hereto, or by or to any employee, officer, agent or representative of any such party, shall be of any effect unless it is in writing and executed by the party to be bound thereby. This Agreement shall not create any rights in any third party and may be amended or modified without liability to any third party, but only by an agreement in writing signed by each of Lender, Master Lessee and Master Lessor or their respective successors-in-interest.

Subordination Agreement

21. Wherever they occur in this Agreement: (a) the term “Holding Account” means that certain account, named “New Private Restaurant Properties, LLC Holding Account in favor of Bank of America, N.A. as Agent”, established by Master Lessor with the Cash Management Bank (as defined in the Loan Agreement) and in which Master Lessor has granted Lender a security interest pursuant to the Loan Agreement, along with any substitute or successor account thereto; (b) the term “Indebtedness” means, at any given time, the principal amount outstanding under the Loan Agreement, together with all accrued and unpaid interest thereon and all other amounts, obligations and liabilities due or to become due to Lender pursuant to the Loan Agreement or under the promissory note or any other documents executed and delivered by Master Lessor in association therewith, and all other amounts, sums and expenses paid by or payable to lender pursuant to said Loan Agreement, note, or other documents; (c) the term “Lender” means the then holder of the Security Instruments; (d) the term “Master Lessor” means the then holder of the Master Lessor’s interest in the Lease; (e) the term “Person” means any individual, joint venture, corporation, partnership, trust, limited liability company, unincorporated association or entity of any kind whatsoever; (f) the words “hereof’, “herein” and “hereunder” and words of similar import shall be held and construed to be references to this Agreement; (g) the words “include” and “including” and words of similar import shall be held and construed to include the words “without limitation” (unless already expressly followed by such words); (h) words of any gender shall be held and construed to include any other gender; and (i) words in the singular shall be held and construed to include the plural, and vice versa.

22. If any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall, to the maximum extent permitted under applicable law, affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

23. EACH OF MASTER LESSEE, MASTER LESSOR AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

24. Unless otherwise indicated, whether expressly or by context, all references herein to Paragraphs, Subparagraphs, Schedules, Exhibits or other parts or portions of a document without indication of the document refer to such parts of this Agreement.

25. Time and each of the terms, covenants, conditions and contingencies of this Agreement are hereby expressly made of the essence.

26. Each of Lender, Master Lessee and Master Lessor acknowledges and agrees that this Agreement has been jointly drafted to fairly represent and neutrally state their agreement and that the conventional presumption against the drafter should have no application in its interpretation.

27. This Agreement may be executed in any number of counterparts, and any one counterpart executed by all of the parties hereto, or any set of counterparts so executed in aggregate, shall constitute a complete original. In proving this Agreement, it shall not be necessary to produce or account for more than one such complete original.

Subordination Agreement

28. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW RULES) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, PROVIDED HOWEVER, THAT PROVISIONS DIRECTLY AFFECTING THE VALIDITY OR PRIORITY, WITH RESPECT TO ANY INDIVIDUAL PARCEL, OF ANY ONE OR MORE OF (A) THE LEASEHOLD INTEREST OF MASTER LESSEE CREATED UNDER THE LEASE, (B) THE ASSIGNMENT OF SUCH LEASEHOLD INTEREST AND RELATED RIGHTS TO LENDER, OR (C) THE LIENS AND SECURITY INTERESTS CREATED UNDER THE SECURITY INSTRUMENTS, SHALL BE GOVERNED BY THE LAW OF THE STATE IN WHICH SAID INDIVIDUAL PARCEL IS LOCATED TO THE EXTENT NECESSARY FOR THE VALIDITY AND ENFORCEMENT, AND FOR DETERMINATION OF THE RELATIVE PRIORITIES OF SAID INTERESTS AND LIENS.

29. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, MASTER LESSEE OR MASTER LESSOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EACH OF LENDER, MASTER LESSEE AND MASTER LESSOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER, MASTER LESSEE AND MASTER LESSOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH OF MASTER LESSEE AND MASTER LESSOR DOES HEREBY DESIGNATE AND APPOINT:

CT CORPORATION SYSTEM

111 8TH AVENUE

NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MASTER LESSEE OR MASTER LESSOR AS APPLICABLE IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MASTER LESSEE OR MASTER LESSOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH AND EITHER OF MASTER LESSEE AND MASTER LESSOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Subordination Agreement

30. A counterpart original of this Agreement may be recorded for notice purposes in any jurisdiction in which any Leased Property listed on Schedule 2 is located, under a cover sheet indicating, in a manner consistent with the recording requirements for such jurisdiction that it is to be indexed against any Leased Property located in said jurisdiction. Counterparts so recorded may have different titles or captions, may substitute signature pages and acknowledgments in form required by applicable recording statutes, and may include modified versions of Exhibit A describing only those parcels of Leased Property against which they are to be indexed, and may be otherwise different from this Agreement. Recording of such modified versions of this Agreement, including with abbreviated versions of Exhibit A describing less than all of the Leased Properties, is for notice purposes only, and shall not be construed to suggest severability of either the leasehold interest under the Lease or the subordination hereunder of such interest, which interest Lender, Master Lessee and Master Lessor each acknowledge and agree is intended to and shall remain at all times, including in any bankruptcy or other insolvency proceeding, a unitary encumbrance on all of the Leased Properties. This Paragraph 30 is intended to create the option but not the obligation to cause notice copies of this Agreement to be recorded, and the absence of such a notice copy in the records of any particular jurisdiction or in reference to any parcel shall not affect the enforceability or priority of this Agreement as between the parties hereto, their successors and assigns, or any other Person with actual notice of the existence of this Agreement.

31. By execution of its counterpart signature page to this Agreement, Guarantor (a) acknowledges and consents to this Agreement for the benefit of each party hereto, (b) affirms, for the benefit of both Master Lessor and Lender and recognizing and acknowledging the obligations of Master Lessee hereunder, Guarantor’s obligations under that certain Guaranty, of even date herewith, made by Guarantor to and for the benefit of Master Lessor (the “Guaranty”), pursuant to which Guarantor unconditionally and irrevocably guarantees to Master Lessor, upon and subject to the terms of the Guaranty, the due, punctual and full payment, performance and observance of all obligations of the Master Lessee as tenant under the Lease, and (c) for the benefit of Lender, expressly joins Master Lessee and Master Lessor in acknowledging and agreeing to Lender’s rights as a “Superior Party” within the meaning of Section 13.4 of the Lease pursuant to Paragraph 10 above. Guarantor shall not be bound by any provision of this Agreement except as set forth in this Paragraph 31 nor shall this Paragraph 31 or this Agreement be deemed to modify any term or condition of the Guaranty.

[SIGNATURE PAGES FOLLOW]

Subordination Agreement

IN WITNESS WHEREOF, each of the undersigned, by its officer or other authorized signatory duly elected or appointed by such its member in accordance with its organizational documents, and pursuant to proper authority (as evidenced by the annexed Resolution as to real property in LA) has duly executed, acknowledged and delivered this instrument as of the day and year first above written.

NEW PRIVATE RESTAURANT PROPERTIES, LLC,
a Delaware limited liability company

By:	/s/ Karen Bremer
Name: Karen Bremer
Title: Vice President of Real Estate

PRIVATE RESTAURANT MASTER LESSEE, LLC, a Delaware limited liability company

By:	/s/ Karen Bremer
Name: Karen Bremer
Title: Vice President of Real Estate

OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Karen Bremer
Name: Karen Bremer
Title: Vice President of Real Estate

Borrower Parties’ Signature Page

Subordination Agreement

IN WITNESS WHEREOF, the undersigned, by its officer or other authorized signatory duly elected or appointed, and pursuant to proper authority, has duly executed, acknowledged and delivered this instrument as of the day and year first above written.

BANK OF AMERICA, N.A.,
a national banking association

By:	/s/ David S. Fallick
Name: David S. Fallick
Title: Managing Director

BANA Signature Page

Subordination Agreement

IN WITNESS WHEREOF, the u\ndersigned, by its officer or other authorized signatory duly elected or appointed, and pursuant to proper authority, has duly executed, acknowledged and delivered this instrument as of the day and year first above written.

GERMAN AMERICAN CAPITAL CORPORATION,
a Maryland corporation

By:	/s/ J. Robert Brown
Name: J. Robert Brown
Title: Vice President

By:	/s/ Mary Brundage
Name: Mary Brundage
Title: Director

GACC Signature Page

Subordination Agreement

SCHEDULE 1

INDIVIDUAL PARCELS — GENERAL DESCRIPTIONS

A. Fee Parcel Description(s)

COUNT	UNIT	STREET ADDRESS	CITY	COUNTY	ST	ZIP
1.	#0311	5605 West Bell Road	Glendale	Maricopa	AZ	85308

2.	#0312	4871 East Grant Road	Tucson	Pima	AZ	85712

3.	#0314	1650 South Clearview	Mesa	Maricopa	AZ	85208

4.	#0316	1080 North 54th Street	Chandler	Maricopa	AZ	85226

5.	#0317	2600 East Lucky Lane	Flagstaff	Coconino	AZ	86004

6.	#0323	14225 West Grand Avenue	Surprise	Maricopa	AZ	85374

7.	#0325	99 South Highway 92	Sierra Vista	Cochise	AZ	85635

8.	#0326	1830 East McKellips	Mesa	Maricopa	AZ	85203

9.	#0453	2310 Sanders Street	Conway	Faulkner	AR	72032

10.	#0455	4509 W. Poplar Street	Rogers	Benton	AR	72758

11.	#0601	7401 West 92nd Avenue	Westminster	Jefferson	CO	80021

12.	#0602	2815 Geyser Drive	Colorado Springs	El Paso	CO	80906

13.	#0605	1212 Oakridge Drive East	Fort Collins	Larimer	CO	80525

14.	#0606	2088 South Abilene Street	Aurora	Arapahoe	CO	80014

15.	#0611	9329 North Sheridan Boulevard	Westminster	Jefferson	CO	80031

Property List

Subordination Agreement

Schedule 1 – Page 1

16.	#0612	7065 Commerce Center Drive	Colorado Springs	El Paso	CO	80919

17.	#0613	807 East Harmony Road	Fort Collins	Larimer	CO	80525

18.	#0614	15 West Springer Drive	Highlands Ranch (Littleton P.O.)	Douglas	CO	80129

19.	#0615	497 120th Avenue	Thornton	Adams	CO	80233

20.	#0616	988 Dillon Road	Louisville	Boulder	CO	80027

21.	#0617	2825 Geyser Drive	Colorado Springs	El Paso	CO	80906

22.	#0619	2066 South Abilene Street	Aurora	Arapahoe	CO	80014

23.	#0628	1315 Dry Creek Road	Longmont	Boulder	CO	80501

24.	#1001	12990 Cleveland Avenue	Fort Myers	Lee	FL	33907

25.	#1002	4320 North Tamiami Trail	Naples	Collier	FL	34103

26.	#1006	2244 Palm Beach Lakes Boulevard	West Palm Beach	Palm Beach	FL	33409

27.	#1008	2700 SE Federal Highway	Stuart	Martin	FL	34994

28.	#1022	3215 SW College Road	Ocala	Marion	FL	34474

29.	#1023	11308 North 56th Street	Temple Terrace	Hillsborough	FL	33617

30.	#1024	6390 North Lockwood Ridge Road	Sarasota	Sarasota	FL	34243

31.	#1025	170 Cypress Gardens Boulevard	Winter Haven	Polk	FL	33880

32.	#1026	1481 Tamiami Trail	Port Charlotte	Charlotte	FL	33948

33.	#1027	1642 NE Pine Island Road	Cape Coral	Lee	FL	33903

Property List

Subordination Agreement

Schedule 1 – Page 2

34.	#1028	4902 Commercial Way	Spring Hill	Hernando	FL	34608

35.	#1029	5710 Oakley Boulevard	Wesley Chapel	Pasco	FL	33544

36.	#1030	9773 San Jose Boulevard	Jacksonville	Duval	FL	32257

37.	#1031	3760 South 3rd Street	Jacksonville Beach	Duval	FL	32250

38.	#1033	1775 Wells Road	Orange Park	Clay	FL	32073

39.	#1034	245 State Road 312	Saint Augustine	St. Johns	FL	32086

40.	#1035	1820 Raymond Diehl Road	Tallahassee	Duval	FL	32309

41.	#1036	861 W. 23rd Street	Panama City	Bay	FL	32405

42.	#1060	4845 South Kirkman Road	Orlando	Orange	FL	32811

43.	#1061	180 Hickman Drive	Sanford	Seminole	FL	32771

44.	#1063	9600 U.S. Highway 441	Leesburg	Lake	FL	34788

45.	#1101	3913 River Place Drive	Macon	Bibb	GA	31210

46.	#1102	1160 Ernest Barrett Parkway	Kennesaw	Cobb	GA	30144

47.	#1108	1887 Mt. Zion Road	Morrow	Clayton	GA	30260

48.	#1116	3585 Atlanta Highway	Athens	Clarke	GA	30606

49.	#1119	810 Ernest Barrett Parkway	Kennesaw	Cobb	GA	30144

50.	#1120	6331 Douglas Boulevard	Douglasville	Douglas	GA	30135

51.	#1121	1188 Dogwood Drive	Conyers	Rockdale	GA	30012

52.	#1122	145 Gwinco Boulevard	Suwanee	Gwinnett	GA	30024

Property List

Subordination Agreement

Schedule 1 – Page 3

53.	#1123	655 Douglasville Highway	Gainesville	Hall	GA	30501

54.	#1124	995 N. Peachtree Parkway	Peachtree City	Fayette	GA	30269

55.	#1125	3 Reinhardt College Parkway	Canton	Cherokee	GA	30114

56.	#1133	11196 Abercorn Expressway	Savannah	Chatham	GA	31419

57.	#1134	823 North Westover Boulevard	Albany	Dougherty	GA	31707

58.	#1135	1824 Club House Drive	Valdosta	Lowndes	GA	31601

59.	#1137	3088 Watson Boulevard	Warner Robins	Houston	GA	31093

60.	#1201	18375 Bluemound Road	Brookfield	Waukesha	WI	53045

61.	#1264	2925 Ross Clark Circle	Dothan	Houston	AL	36301

62.	#1410	2005 River Oaks Drive	Calumet City	Cook	IL	60409

63.	#1411	720 West Lake Cook Road	Buffalo Grove	Cook	IL	60089

64.	#1412	216 East Golf Road	Schaumburg	Cook	IL	60173

65.	#1414	2855 West Ogden Avenue	Naperville	Dupage	IL	60540

66.	#1416	15608 S. Harlem Avenue	Orland Park	Cook	IL	60462

67.	#1418	6007 E. State Street	Rockford	Winnebago	IL	61108

68.	#1419	5652 Northridge Drive	Gurnee	Lake	IL	60031

69.	#1424	3241 Chicagoland Circle	Joliet	Will	IL	60431

70.	#1450	4390 Illinois Street	Swansea	St. Claire	IL	62221

71.	#1452	2402 N. Prospect Avenue	Champaign	Champaign	IL	61822

Property List

Subordination Agreement

Schedule 1 – Page 4

72.	#1453	3201 Horizon Drive	Springfield	Sangamon	IL	62703

73.	#1516	3201 West 3rd Street	Bloomington	Monroe	IN	47404

74.	#1518	3660 State Road 26	Lafayette	Tippecanoe	IN	47905

75.	#1519	7201 E Indiana Street	Evansville	Vanderburgh	IN	47715

76.	#1520	2315 Post Road	Indianapolis	Marion	IN	46219

77.	#1521	3730 S. Reed Rd.	Kokomo	Howard	IN	46902

78.	#1522	3401 N. Granville Ave.	Muncie	Delaware	IN	47303

79.	#1550	8110 Georgia Street	Merrillville	Lake	IN	46410

80.	#1611	3939 1st Avenue SE	Cedar Rapids	Linn	IA	52402

81.	#1614	4500 Southern Hills Drive	Sioux City	Woodbury	IA	51106

82.	#1715	233 S. Ridge Road	Wichita	Sedgwick	KS	67212

83.	#1716	15430 South Rogers Road	Olathe	Johnson	KS	66062

84.	#1813	6520 Signature Drive	Louisville	Jefferson	KY	40213

85.	#1851	3260 Scottsville Rd.	Bowling Green	Warren	KY	42104

86.	#1901	2415 S. Acadian Thruway	Baton Rouge	East Baton Rouge Parish	LA	70808

87.	#1912	830 East I-10 Service Road	Slidell	St. Tammany Parish	LA	70461

88.	#1914	60 Park Place Drive	Covington	St. Tammany Parish	LA	70433

89.	#1921	1600 W. Pinhook Drive	Lafayette	Lafayette Parish	LA	70508

90.	#1941	2616 Derek Drive	Lake Charles	Calcasieu Parish	LA	70607

91.	#1951	305 West Constitution	West Monroe	Ouachita Parish	LA	71292

Property List

Subordination Agreement

Schedule 1 – Page 5

92.	#1961	2715 Village Lane	Bossier City	Bossier Parish	LA	71112

93.	#1971	3217 South MacArthur Drive	Alexandria	Rapsides Parish	LA	71301

94.	#2001	4322 West Boy Scout Boulevard	Tampa	Hillsborough	FL	33607

95.	#2014	1203 Townsgate Court	Plant City	Hillsborough	FL	33563

96.	#2017	11950 Sheldon Road	Tampa	Hillsborough	FL	33626

97.	#2134	3020 Crain Highway	Waldorf	Charles	MD	20601

98.	#2139	4420 Long Gate Parkway	Ellicott City	Howard	MD	21043

99.	#2315	3650 28th Street SE	Kentwood	Kent	MI	49512

100.	#2319	2468 Tittabawassee Road	Saginaw	Saginaw	MI	48604

101.	#2320	1515 W. 14 Mile Road	Madison Heights	Oakland	MI	48071

102.	#2321	1501 Boardman Road	Jackson	Jackson	MI	49202

103.	#2325	6435 Dixie Highway	Clarkston	Oakland	MI	48346

104.	#2326	7873 Conference Center Drive	Brighton	Livingston	MI	48114

105.	#2411	8880 Springbrook Dr. NW	Coon Rapids	Anoka	MN	55433

106.	#2415	5723 Bishop Avenue	Inver Grove Heights	Dakota	MN	55076

107.	#2420	4255 Haines Road	Hermantown	St. Louis	MN	55811

108.	#2619	3110 East 36th Street	Joplin	Newton	MO	64804

109.	#3002	4342 West Boy Scout Boulevard	Tampa	Hillsborough	FL	33607

110.	#3101	4650 Route 42	Turnersville	Gloucester	NJ	08012

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Subordination Agreement

Schedule 1 – Page 6

111.	#3102	500 Route 38	Maple Shade	Burlington	NJ	08052

112.	#3110	230 Lake Drive East	Cherry Hill	Camden	NJ	08002

113.	#3114	1397 US Route 9 North	Old Bridge	Middlesex	NJ	08857

114.	#3116	4600 Route 42	Turnersville	Gloucester	NJ	08012

115.	#3117	98 US Route 22 West	Green Brook	Somerset	NJ	08812

116.	#3120	Klockner Road @ Route 130	Hamilton	Mercer	NJ	08619

117.	#3122	901 Route 73	Evesham Township	Burlington	NJ	08053

118.	#3211	4141 South Pecos Road	Las Vegas	Clark	NV	89121

119.	#3212	1950 North Rainbow Boulevard	Las Vegas	Clark	NV	89108

120.	#3213	4423 East Sunset Road	Henderson	Clark	NV	89014

121.	#3214	8671 West Sahara Avenue	Las Vegas	Clark	NV	89117

122.	#3215	3645 S. Virginia Street	Reno	Washoe	NV	89502

123.	#3217	2625 West Craig Road	North Las Vegas	Clark	NV	89032

124.	#3220	7380 South Las Vegas Boulevard	Las Vegas	Clark	NV	89123

125.	#3357	3112 Erie Boulevard	Dewitt	Onondaga	NY	13214

126.	#3402	10400 E. Independence Boulevard	Matthews	Mecklenburg	NC	28105

127.	#3403	16408 Northcross Drive	Huntersville	Mecklenburg	NC	28078

128.	#3420	4821 Capital Boulevard	Raleigh	Wake	NC	27616

129.	#3444	302 S. College Road	Wilmington	New Hanover	NC	28403

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Schedule 1 – Page 7

130.	#3446	3550 Mount Moriah Road	Durham	Durham	NC	27707

131.	#3447	505 Highland Oaks Dr	Winston-Salem	Forsyth	NC	27103

132.	#3448	501 North New Hope Road	Gastonia	Gaston	NC	28054

133.	#3450	606 SW Greenville Boulevard	Greenville	Pitt	NC	27834

134.	#3451	256 East Parris Avenue	High Point	Guilford	NC	27262

135.	#3452	100 Southern Road	Southern Pines	Moore	NC	28387

136.	#3453	210 Gateway Boulevard	Rocky Mount	Nash	NC	27804

137.	#3454	16400 Northcross Drive	Huntersville	Mecklenburg	NC	28078

138.	#3455	1235 Longpine Road	Burlington	Alamance	NC	27215

139.	#3458	8280 Valley Boulevard	Blowing Rock	Watauga	NC	28605

140.	#3460	250 Mitchelle Drive	Hendersonville	Henderson	NC	28792

141.	#3461	1020 E. Innes Street	Salisbury	Rowan	NC	28144

142.	#3462	111 Howell Road	New Bern	Craven	NC	28562

143.	#3463	8338 Pineville-Matthews Road	Pineville	Mecklenburg	NC	28226

144.	#3464	223 Wintergreen Dr	Lumberton	Robeson	NC	28358

145.	#3621	401 West Dussel Road	Maumee	Lucas	OH	43537

146.	#3633	6950 Ridge Road	Parma	Cuyahoga	OH	44060

147.	#3635	24900 Sperry Drive	Westlake	Cuyahoga	OH	44145

148.	#3636	820 North Lexington Springmill Road	Ontario	Richland	OH	44906

Property List

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Schedule 1 – Page 8

149.	#3640	8595 Market Street	Mentor	Lake	OH	44060

150.	#3658	6800 Miller Lane	Butler Township	Montgomery	OH	45414

151.	#3662	930 Interstate Drive	Findlay	Hancock	OH	45840

152.	#3663	2512 Kings Center Court	Mason	Warren	OH	45040

153.	#3713	3600 South Broadway	Edmond	Oklahoma	OK	73013

154.	#3715	860 N. Interstate Drive	Norman	Cleveland	OK	73013

155.	#3716	7206 Cache Road	Lawton	Comanche	OK	73505

156.	#3915	3527 N. Union Deposit Road	Harrisburg	Dauphin	PA	17109

157.	#3917	100 North Pointe Boulevard	Lancaster	Lancaster	PA	17601

158.	#3951	9395 McKnight Road	Pittsburgh	Allegheny	PA	15237

159.	#3952	100 Sheraton Drive	Altoona	Blair	PA	16601

160.	#4117	110 Interstate Boulevard	Anderson	Anderson	SC	29621

161.	#4118	7611 Two Notch Road	Columbia	Richland	SC	29223

162.	#4119	110 Dunbarton Drive	Florence	Florence	SC	29501

163.	#4120	1319 River Point Road	Rock Hill	York	SC	29730

164.	#4121	20 Hatton Place	Hilton Head	Beaufort	SC	29926

165.	#4122	454 Bypass 72 NW	Greenwood	Greenwood	SC	29649

166.	#4123	1721 U.S. Highway 17 North	North Myrtle Beach	Horry	SC	29582

167.	#4124	2480 Broad Street	Sumter	Sumter	SC	29150

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Schedule 1 – Page 9

168.	#4127	945 Factory Shops Boulevard	Gaffney	Cherokee	SC	29341

169.	#4210	2411 S. Carolyn Avenue	Sioux Falls	Minnehaha	SD	57106

170.	#4314	330 N. Peters Road	Knoxville	Knox	TN	37922

171.	#4318	1390 Interstate Drive	Cookeville	Putnam	TN	38501

172.	#4319	2790 Wilma Rudolph Blvd.	Clarksville	Montgomery	TN	37040

173.	#4320	1968 Old Fort Parkway	Murfreesboro	Rutherford	TN	37129

174.	#4324	1125 Franklin Road	Lebanon	Wilson	TN	37087

175.	#4350	536 Paul Huff Parkway	Cleveland	Bradley	TN	37312

176.	#4401	11339 Katy Freeway	Houston	Harris	TX	77079

177.	#4403	11590 Research Boulevard	Austin	Travis	TX	78759

178.	#4404	2335 Highway 6	Sugar Land	Fort Bend	TX	77478

179.	#4405	12507 West IH-10	San Antonio	Bexar	TX	78230

180.	#4406	25665 Interstate 45 North	The Woodlands	Montgomery	TX	77380

181.	#4407	502 West Bay Area Boulevard	Webster	Harris	TX	77598

182.	#4416	20455 Katy Freeway	Katy	Harris	TX	77450

183.	#4417	16080 San Pedro Avenue	San Antonio	Bexar	TX	78230

184.	#4418	2102 S. Texas Avenue	College Station	Brazos	TX	77840

185.	#4422	11600 Research Boulevard	Austin	Travis	TX	78759

186.	#4423	12511 West IH-10	San Antonio	Bexar	TX	78230

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Schedule 1 – Page 10

187.	#4424	2060 I-10 South	Beaumont	Jefferson	TX	77707

188.	#4426	5555 NW Loop 410	San Antonio	Bexar	TX	78238

189.	#4429	4205 South IH-35	San Marcos	Hays	TX	78666

190.	#4454	3904 Towne Crossing Boulevard	Mesquite	Dallas	TX	75150

191.	#4455	1031 SH 114 West	Grapevine	Tarrant	TX	76051

192.	#4456	9049 Vantage Point Drive	Dallas	Dallas	TX	75243

193.	#4457	1509 North Central Expressway	Plano	Collin	TX	42075

194.	#4458	15180 Addison Road	Addison	Dallas	TX	75001

195.	#4459	1151 West IH-20	Arlington	Tarrant	TX	76017

196.	#4461	2211 South Stemmons Freeway	Lewisville	Denton	TX	75067

197.	#4462	2314 West Loop 250 North	Midland	Midland	TX	79705

198.	#4463	7101 West Interstate Highway 40	Amarillo	Potter	TX	79106

199.	#4464	4015 South Loop 289	Lubbock	Lubbock	TX	79423

200.	#4466	300 South I-35 East	Denton	Denton	TX	76201

201.	#4467	501 East Loop 281	Longview	Gregg	TX	75605

202.	#4468	4500 Franklin Avenue	Waco	McLennan	TX	76710

203.	#4469	2701 East Central Texas Expressway	Killeen	Bell	TX	76543

204.	#4470	11875 Gateway West	El Paso	El Paso	TX	79936

205.	#4473	4505 Sherwood Way	San Angelo	Tom Green	TX	76901

Property List

Subordination Agreement

Schedule 1 – Page 11

206.	#4474	4142 Ridgemont Drive	Abilene	Taylor	TX	79606

207.	#4475	1101 North Beckley Avenue	DeSoto	Dallas	TX	75115

208.	#4476	4902 President George Bush Turnpike	Garland	Dallas	TX	75040

209.	#4478	13265 South Freeway	Fort Worth	Tarrant	TX	76028

210.	#4510	7770 South 1300 East	Sandy	Salt Lake	UT	84094

211.	#4511	1664 North Heritage Park Boulevard	Layton	Davis	UT	84041

212.	#4716	7917 West Broad Street	Richmond	Henrico	VA	23294

213.	#4724	261 University Boulevard	Harrisonburg	Rockingham	VA	22801

214.	#4728	6821 Chital Drive	Midlothian	Chesterfield	VA	23112

215.	#4756	3026 Richmond Road	Williamsburg	City of Williamsburg	VA	23185

216.	#4758	295 Peppers Ferry Road	Christiansburg	Montgomery	VA	24073

217.	#4762	3121 Albert Lankford Drive	Lynchburg	City of Lynchburg	VA	24501

218.	#4801	40 Geoffrey Drive	Newark	New Castle	DE	19713

219.	#4810	279 Junction Road	Madison	Dane	WI	53717

220.	#4813	311 Hampton Court	Onalaska	LaCrosse	WI	54650

221.	#4910	790 Foxcroft Avenue	Martinsburg	Berkeley	WV	25401

222.	#4961	111 Hylton Lane	Beckley	Raleigh	WV	25801

223.	#5010	229 Miracle Road	Evansville	Natrona	WY	82636

224.	#5113	2574 Camino Entrata	Santa Fe	Santa Fe	NM	87507

Property List

Subordination Agreement

Schedule 1 – Page 12

225.	#5301	1740 S. Clearview	Mesa	Maricopa	AZ	85208

226.	#5302	5646 West Bell Road	Glendale	Maricopa	AZ	85308

227.	#5303	1060 North 54th Street	Chandler	Maricopa	AZ	85226

228.	#5501	4670 Southport Crossing Drive	Indianapolis	Marion	IN	43237

229.	#5502	9770 Crosspoint Boulevard	Fisher	Hamilton	IN	46256

230.	#5505	3830 S US Highway 41	Indianapolis	Vigo	IN	47802

231.	#5506	8301 Eagle Lake Drive	Evansville	Vanderburgh	IN	47715

232.	#6006	2501 University Drive	Coral Springs	Broward	FL	33065

233.	#6007	60 Palmetto Avenue	Merritt Island	Brevard	FL	32953

234.	#6013	4829 South Florida Avenue	Lakeland	Polk	FL	33813

235.	#6015	801 Providence Road	Brandon	Hillsborough	FL	33511

236.	#6020	3530 Tyrone Boulevard	Saint Petersburg	Pinellas	FL	33710

237.	#6021	2752 Capital Circle NE	Tallahassee	Leon	FL	32405

238.	#6029	1285 US Highway 1	Vero Beach	Indian River	FL	32960

239.	#6035	270 Citi Center	Winter Haven	Polk	FL	33880

240.	#6048	11950 Sheldon Road	Tampa	Hillsborough	FL	33626

241.	#6052	1203 Townsgate Court	Plant City	Hillsborough	FL	33563

242.	#6116	2700 Chapel Hill Road	Douglasville	Douglas	GA	30135

243.	#6302	13905 Lakeside Circle	Sterling Heights	Macomb	MI	48313

Property List

Subordination Agreement

Schedule 1 – Page 13

244.	#6402	2840 Dallas Parkway	Plano	Collin	TX	42093

245.	#6502	4690 Southport Crossing	Indianapolis	Marion	IN	43237

246.	#6903	2010 Kaliste Saloom Road	Lafayette	Lafayette Parish	LA	70508

247.	#7101	4430 Long Gate Parkway	Ellicott City	Howard	MD	21043

248.	#8001	4302 West Boy Scout Boulevard	Tampa	Hillsborough	FL	33607

249.	#8002	17508 Dona Michelle Drive	Tampa	Hillsborough	FL	33647

250.	#8109	901 Route 73	Evesham Township	Burlington	NJ	08053

251.	#8302	13905 Lakeside Circle	Sterling Heights	Macomb	MI	48313

252.	#8609	1320 Boardman Polland Road	Boardman Township	Mahoning	OH	44514

253.	#8705	1101 Seminole Trail	Charlottesville	City of Charlottesville	VA	22901

254.	#8908	100 North Pointe Boulevard	Lancaster	Lancaster	PA	17601

255.	#9301	324 N. Peter’s Road	Knoxville	Knox	TN	37922

256.	#9407	190 Partner Circle	Southern Pines	Moore	NC	28387

257.	#9410	1550 I-10 South	Beaumont	Jefferson	TX	77707

258.	#9414	3400 North Central Expressway	Plano	Collin	TX	75074

259.	#9704	5805 Trinity Parkway	Centreville	Fairfax	VA	20120

260.	#9802	18375 Bluemound Road	Brookfield	Waukesha	WI	53045

Property List

Subordination Agreement

Schedule 1 – Page 14

B. Condominium Parcel Description(s):

OS Unit of the OS Inverness Land Condominium

COUNT	UNIT	STREET ADDRESS	CITY	COUNTY	ST	ZIP
1.	#2015	2225 Highway 44 West	Inverness	Citrus	FL	34453

Property List

Subordination Agreement

Schedule 1 – Page 15

EXHIBIT A

INDIVIDUAL PARCELS – LEGAL DESCRIPTIONS

1. FEE PARCEL DESCRIPTION: UNIT 0311

Parcel No. 1:

Lot 4, Talavi Towne Centre II, according to Book 448 of Maps, page 36, records of Maricopa County, Arizona.

Parcel No. 2:

An easement for ingress and egress, parking and utilities as created in Declaration of Reciprocal Easements and Declaration of Covenants, Conditions and Restrictions recorded November 16, 1993, in Recording No. 93-0789859 and Declaration of Amendment recorded in Recording No. 95-0447535.

2. FEE PARCEL DESCRIPTION: UNIT 0312

Parcel No. 1:

The East 101.08 feet of the South 118.00 feet of Lot 8, THE CROSSROADS FESTIVAL, as recorded in Book 41 of Maps, Page 77, records of Pima County, Arizona.

Parcel No. 2:

A perpetual non-exclusive easement on, over and across the following described property of Grantor and adjacent to Parcel No. 1, above, for the installation and maintenance of a loading dock and of a dumpster or trash receptacle adjacent to Parcel No. 1, above:

The East 101.08 feet of the North 62 feet of the South 180.00 feet of Lot 8, THE CROSSROADS FESTIVAL, as recorded in Book 41 of Maps, Page 77, records of Pima County, Arizona.

3. FEE PARCEL DESCRIPTION: UNIT 0314

Lot 2, HARKINS SUPERSTITION SPRINGS, according to Book 424 of Maps, Page 26, records of Maricopa County, Arizona.

4. FEE PARCEL DESCRIPTION: UNIT 0316

Lot 2, CHANDLER GATEWAY WEST, according to Book 474 of Maps, Page 2, records of Maricopa County, Arizona.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitation of the following: All matters contained in Declaration of Covenants, Conditions, Restrictions and Easements recorded in Instrument No. 98-0622586A and Property Owner’s Agreement recorded in Instrument No, 00-0096265

Legal Descriptions

Subordination Agreement

Exhibit A – Page 1

5. FEE PARCEL DESCRIPTION: UNIT 0317

Lot 1, PINE CREEK VILLAGE UNIT ONE, according to Case 7, Map 75, records of Coconino County, Arizona.

6. FEE PARCEL DESCRIPTION: UNIT 0323

PARCEL I:

Lot 3, Replat of Lot 3, Grand Village Center South, according to Book 712 of Maps, page 15, records of Maricopa County, Arizona.

Being the same property as that described as that portion of Lot 3 Grand Village Center South, according to Book 565 of Maps, page 21, record of Maricopa County, Arizona, located in a portion of the Northwest quarter of Section 33, Township 4 North, Range 1 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, and being more particularly described as follows:

BEGINNING at the most easterly corner of said Lot 3;

Thence South 43° 45’ 50” West, along the southeasterly line of said Lot 3, a distance of 250.22

Thence North 46° 14’ 10” West, parallel with the northeasterly line of said Lot 3, a distance of 203.18 feet;

Thence North 43° 45’ 50” East, parallel with said southeasterly line of Lot 3, a distance of 250.22 feet to a point on said northeasterly line of said Lot 3;

Thence South 46° 14’ 10” East along said northeasterly line, a distance of 203.18 feet to the POINT OF BEGINNING;

PARCEL II:

Easement rights as set forth in instrument recorded April 1, 1999, in Instrument No, 99-0311415.

7. FEE PARCEL DESCRIPTION: UNIT 0325

Parcel I:

Lot 14, INDIAN HILLS PLAZA, according to Book 11 of Maps, page 53, records of Cochise County, Arizona;

EXCEPT all gas, oil, minerals and other hydrocarbon substances lying 500 feet below the surface of the land but without the right to use the surface of the land to remove, drill or prospect for same as granted in Deed recorded in Docket 1400, page 107.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 2

Parcel II:

Easements as granted by that certain “Declaration of Establishment of Protective Covenants, Conditions and Restrictions and Grants of Easements recorded in Docket 1554, page 212, records of Cochise County, Arizona.

8. FEE PARCEL DESCRIPTION: UNIT 0326

That portion of the Southwest quarter of the Southeast quarter of the Southeast quarter of Section 1, Township 1 North, Range 5 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows;

COMMENCING at the Southeast corner of said Section 1;

THENCE South 88 degrees 33 minutes 10 seconds West along the South line of the Southeast quarter of said Section 1, a distance of 657.72 feet to the Southeast corner of said Southwest quarter;

THENCE North 00 degrees 05 minutes 29 seconds East along the East line of said Southwest quarter, a distance of 65.02 feet to a point on the North line of the South 65 feet of said Southeast quarter, said point being the TRUE POINT OF BEGINNING;

THENCE South 88 degrees 33 minutes 10 seconds West along said North line, a distance of 244.03 feet;

THENCE North 01 degrees 26 minutes 50 seconds West, perpendicular to said North line, a distance of 257.98 feet;

THENCE North 88 degrees 33 minutes 10 seconds East, 250.96 feet to a point on the East line of said Southwest quarter;

THENCE South 00 degrees 05 minutes 29 seconds West along said East line, a distance of 258.07 feet to the TRUE POINT OF BEGINNING;

EXCEPT that portion described as follows:

COMMENCING at the Southeast corner of said Section 1;

THENCE South 88 degrees 33 minutes 10 seconds West along the South line of the Southeast quarter of Section 1, a distance of 667.00 feet;

THENCE North 00 degrees 33 minutes 11 seconds West, a distance of 108.15 feet to the TRUE POINT OF BEGINNING;

THENCE North, a distance of 3.00 feet;

THENCE North 21 degrees 30 minutes 09 seconds East, a distance of 3.24 feet;

THENCE North, a distance of 3.00 feet;

THENCE West, a distance of 3.03 feet;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 3

THENCE North 00 degrees 01 minutes 14 seconds East, a distance of 26.94 feet;

THENCE North 89 degrees 32 minutes 12 seconds West, a distance of 25.25 feet;

THENCE South 00 degrees 51 minutes 26 seconds West, a distance of 21.87 feet;

THENCE West, a distance of 3.08 feet;

THENCE South, a distance of 3.00 feet;

THENCE East, a distance of 3.03 feet;

THENCE South 00 degrees 51 minutes 26 seconds West, a distance of 5.23 feet;

THENCE South 89 degrees 45 minutes 03 seconds East, a distance of 24.53 feet;

THENCE South, a distance of 5.98 feet;

THENCE East, a distance of 3.00 feet to the TRUE POINT OF BEGINNING.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitation of the following: All matters contained in Non-Exclusive Access and Parking Easement Agreement recorded in Instrument No. 2003-0491948 and re-recorded in Instrument No. 2003-0543283. (EASEMENT BEING SEARCHED)

9. FEE PARCEL DESCRIPTION: UNIT 0453

The land referred to herein below is situated in the county of Faulkner, State of Arkansas, and is described as follows:

Lot 5, Meadows Commercial Subdivision to the City of Conway, Arkansas, as shown on plat of record in Plat Book J, page 276, records of Faulkner County, Arkansas.

Also, an access and utility easement described as the Southern 45 feet of Lot 4, Meadows Commercial Subdivision to the City of Conway, Arkansas, as filed in instrument No 2001-14013 on August 3, 2001, and shown on plat of record in Plat Book J, page 276, records of Faulkner County, Arkansas.

10. FEE PARCEL DESCRIPTION: UNIT 0455

The land referred to herein below is situated in the county of Benton, State of Arkansas, and is described as follows:

All that tract or parcel of land lying and being in Benton County, Arkansas, and begin more particularly described as follows: A part of the NE  1/4 of the SW  1/4 of Section 9, Township 19 North, Range 30 West, City of Rogers, Benton County, Arkansas, shown as Tract 1 of Plat Book 2004, page 690, and being more particularly described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 4

Commencing at the SE corner of the SE  1/4 of the SW  1/4 of said Section 9; thence along the East line of said SW  1/4 North 02º29’06” East 1979.02 feet; Thence leaving said East line North 86º47’47” West 857.89 feet to the Point of Beginning; Thence South 03º12’36” West 349.67 feet to the North right of way line of Poplar Street; Thence along said right of way the following courses, North 86º46’50” West 18.86 feet; Thence along a curve to the right, said curve having a radius of 25.31 feet, a central angle of 47º32’22”, and an arc length of 21.00 feet; Thence along a curve to the left, said curve having a radius of 50.00 feet, a central angle of 71º17’58”, and an arc length of 62.22 feet; Thence North 86º47’47” West 200.62 feet to the Easterly right of way line of Interstate Highway No. 540, thence along said easterly right of way line to the following courses, North 33º07’17” East 64.14 feet; Thence North 33º13’15” East 65.63 feet; Thence North 22º13’58” East 228.67 feet to a found rebar, thence leaving said easterly right of way line South 86º47’47” East 155.80 feet to the Point of Beginning, containing 72,014.4 sq. ft. or 1.6532 acres more or less, and subject to all rights of way easements and restrictive covenants of record or fact.

Together with those easements shown in Declaration of Protective Covenants for certain lands in Benton County, Arkansas known as the Five Forty Property, recorded August 24, 2004 in Benton County, Arkansas, Deed Book 2004 at Page 39090.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitation of the following:

Beneficial Easements arising from the Declaration of Protective Covenants dated August 24, 2004 recorded August 24, 2004 in Book 2004 page 39090 of the aforesaid records.

11. FEE PARCEL DESCRIPTION: UNIT 0601

Parcel A:

Lot 3,

MEADOW POINTE COMMERCIAL SUBDIVISION, CITY OF WESTMINSTER,

County of Jefferson, State of Colorado.

Parcel B:

Non-exclusive easements for ingress and egress by vehicular and pedestrian traffic as described in Declaration of Covenants, Conditions and Restrictions for Meadow

12. FEE PARCEL DESCRIPTION: UNIT 0602

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF EL PASO, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS: CHEYENNE MOUNTAIN CENTER SUBDIVISION, FILING NO. 4, according to the plat recorded December 26, 1995 at Reception No. 95138535, County of El Paso, State of Colorado.

Being the same property described as follows:

A parcel of land located in the NE1/4 of Section 32, Township 14 South, Range 66 West of the 6th Principal Meridian, County of El Paso and State of Colorado, described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 5

Commencing at the E1/4 corner of said Section 32, from which the NE corner of said Section 32 bears N00° 18’ 24” W a distance of 1773.48 feet to a point on the Westerly right of way line of Interstate Highway No. 25;

Thence along said right of way for the following five courses:

1. Thence S24° 01’ 28” E a distance of 37.93 feet;

2. Thence S23° 01’ 57” E a distance of 116.48 feet;

3. Thence S33° 19’ 03” E a distance of 210.61 feet to the point of beginning;

4. Thence continuing S33° 19’ 03” E a distance of 87.95 feet to a point of curve to the right, whose radius is 55,880.00 feet and central angle is 00° 20’ 17”;

5. Thence along the arc of said curve a distance of 329.57 feet;

Thence S60° 49’ 07” W a distance of 322.50 feet;

Thence S47° 23’ 00” W a distance of 106.20 feet to a point on the Easterly right of way of proposed Geyser Drive;

Thence N19° 56’ 13” W along said right of way a distance of 419.55 feet to a point of curve to the left, whose radius is 331.00 feet and central angle is 02° 59’ 42”;

Thence along the arc of said curve a distance of 17.30 feet;

Thence departing from said curve radially N67° 04’ 05” E a distance of 84.99 feet;

Thence N56° 40’ 57” E a distance of 275.19 feet to the point of beginning.

13. FEE PARCEL DESCRIPTION: UNIT 0605

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LARIMER, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel A:

Lot 2, Oakridge Block One P.U.D., Third Filing, according to the plat recorded March 10, 1995 at Reception No. 95013926, County of Larimer, State of Colorado.

Parcel B:

Together With access and parking easements as set forth in Declaration of Easements recorded June 30, 1995 at Reception No. 95038279 and in First Amendment to Declaration of Easements recorded June 6, 1995 at Reception No. 96040349, County of Larimer, State of Colorado.

14. FEE PARCEL DESCRIPTION: UNIT 0606

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ARAPAHOE, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel I:

Lot 1,

Block 1,

SOUTHEAST COMMONS SUBDIVISION FILING NO. 5,

County of Arapahoe, State of Colorado.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 6

Parcel II:

Tract A and Tract B,

Southeast Commons Subdivision Filing No. 1,

County of Arapahoe,

State of Colorado.

Except those portions of the above tracts conveyed by Warranty Deed recorded November 14, 1995 at Reception No. A5120678 and Warranty Deed recorded June 21, 1996 at Reception No. A6078907, County of Arapahoe, State of Colorado.

15. FEE PARCEL DESCRIPTION: UNIT 0611

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF JEFFERSON, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel A:

Lot 6,

WESTFIELD SUBDIVISION FILING NO. 1, County of Jefferson, State of Colorado.

Parcel B:

Together With those benefits of a nonexclusive easement for roadways, walkways, ingress and egress as described in Easements with Covenants and Restrictions affecting Land (“E.C.R.”) recorded September 16, 1993 at Reception No. 93144727, First Amendment recorded February 3, 1994 at Reception No. 94024287, Second Amendment recorded March 24, 1994 at Reception No. 94055605, Third Amendment recorded April 15, 1994 at Reception No. 94069655 and Fourth Amendment recorded June 24, 1994 at Reception No. 94110765., County of Jefferson, State of Colorado.

16. FEE PARCEL DESCRIPTION: UNIT 0612

Parcel A:

Lot 2,

MONUMENT CREEK COMMERCE CENTER FILING NO. 5, according to the plat recorded September 16, 1994 in plat Book G5 at Page 18, County of El Paso, State of Colorado.

Parcel B:

Non-exclusive access easement as described in Easement Agreement recorded October 31, 1985 in Book 5082 at Page 1213, County of El Paso, State of Colorado.

Parcel C:

Together with the benefits and burdens contained in that certain declaration recorded April 28, 1994 in Book 6434 at Page 1198, County of El Paso, State of Colorado

Legal Descriptions

Subordination Agreement

Exhibit A – Page 7

17. FEE PARCEL DESCRIPTION: UNIT 0613

Parcel A:

Lot 1,

OUTBACK STEAKHOUSE AT HARMONY MARKET 8TH FILING, County of Larimer, State of Colorado.

Parcel B:

Non-exclusive easements for access and storm drainage as described in the Amended and Restated Declaration recorded December 7, 1992 at Reception No. 92078372 and Amendment recorded March 1, 1994 at Reception No. 94018270, County of Larimer, State of Colorado.

18. FEE PARCEL DESCRIPTION: UNIT 0614

Lot 1A,

HIGHLANDS RANCH—FILING NO. 57-A—5TH. AMENDMENT, and Resolution No. R-995-020 recorded February 8, 1995 at Reception No. 9506529, County of Douglas, State of Colorado.

Easement Parcel:

Together with that certain access easement as contained in The Planned Community District Development Guide for the new Town of Highlands Ranch, as adopted by the Board of County Commissioners of Douglas County, Colorado, on September 17, 1979, recorded October, 25 1979, in Book 373 at Page 187

19. FEE PARCEL DESCRIPTION: UNIT 0615

Block 1,

WASHINGTON SQUARE SUBDIVISION FILING NO. 6, according to the Plat filed in Plat File 17 at Map 362, County of Adams, State of Colorado.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations as contained in that certain Declaration of Restrictions and Grant of Easements recorded April 26, 1995 in Book 4502 at Page 556.

20. FEE PARCEL DESCRIPTION: UNIT 0616

Parcel A:

Lot 6A,

CENTENNIAL VALLEY, PARCEL H, SECOND FILING, County of Boulder, State of Colorado.

Parcel B:

Together With those rights of a non-exclusive easement for ingress, egress and passage of vehicles and persons as described in Declaration of Covenants, Restrictions and Easements recorded September 25, 1995 at Reception No. 01549767, County of Boulder, State of Colorado.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 8

Parcel C:

Non-exclusive easement and other rights as more particularly described in that certain Declaration of Easements, Covenants, Conditions and Restrictions recorded September 22, 1995 at Reception No. 01549444, County of Boulder, State of Colorado.

21. FEE PARCEL DESCRIPTION: UNIT 0617

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF EL PASO, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS: CHEYENNE MOUNTAIN CENTER SUBDIVISION, FILING NO. 4, according to the plat recorded December 26, 1995 at Reception No. 95138535, County of El Paso, State of Colorado.

Being the same property described as follows:

A parcel of land located in the NE1/4 of Section 32, Township 14 South, Range 66 West of the 6th Principal Meridian, County of El Paso and State of Colorado, described as follows:

Commencing at the E1/4 corner of said Section 32, from which the NE corner of said Section 32 bears N00° 18’ 24” W a distance of 1773.48 feet to a point on the Westerly right of way line of Interstate Highway No. 25;

Thence along said right of way for the following five courses:

1. Thence S24° 01’ 28” E a distance of 37.93 feet;

2. Thence S23° 01’ 57” E a distance of 116.48 feet;

3. Thence S33° 19’ 03” E a distance of 210.61 feet to the point of beginning;

4. Thence continuing S33° 19’ 03” E a distance of 87.95 feet to a point of curve to the right, whose radius is 55,880.00 feet and central angle is 00° 20’ 17”;

5. Thence along the arc of said curve a distance of 329.57 feet;

Thence S60° 49’ 07” W a distance of 322.50 feet;

Thence S47° 23’ 00” W a distance of 106.20 feet to a point on the Easterly right of way of proposed Geyser Drive;

Thence N19° 56’ 13” W along said right of way a distance of 419.55 feet to a point of curve to the left, whose radius is 331.00 feet and central angle is 02° 59’ 42”;

Thence along the arc of said curve a distance of 17.30 feet;

Thence departing from said curve radially N67° 04’ 05” E a distance of 84.99 feet;

Thence N56° 40’ 57” E a distance of 275.19 feet to the point of beginning.

22. FEE PARCEL DESCRIPTION: UNIT 0619

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ARAPAHOE, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel I:

Lot 1,

Block 1,

SOUTHEAST COMMONS SUBDIVISION FILING NO. 5,

County of Arapahoe, State of Colorado.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 9

Parcel II:

Tract A and Tract B,

Southeast Commons Subdivision Filing No. 1,

County of Arapahoe,

State of Colorado.

Except those portions of the above tracts conveyed by Warranty Deed recorded November 14, 1995 at Reception No. A5120678 and Warranty Deed recorded June 21, 1996 at Reception No. A6078907, County of Arapahoe, State of Colorado.

23. FEE PARCEL DESCRIPTION: UNIT 0628

Parcel One:

Lot 12A, Longmont Business Center Replat F, as per the plat thereof recorded December 12, 2006 at Reception No. 2823527, County of Boulder, State of Colorado.

Parcel Two:

Non-exclusive rights as more particularly described in that certain Declaration of Access Easement recorded April 28, 2003 at Reception No. 2432533, County of Boulder, State of Colorado.

Parcel Three:

Non-exclusive easements for vehicular and pedestrian access over Outlot 1 as shown on the plat for Longmont Business Center Replat F recorded December 12, 2006 at Reception No. 2823527, County of Boulder, State of Colorado.

24. FEE PARCEL DESCRIPTION: UNIT 1001

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

Commence at the Northeast corner of Section 23, Township 45 South, Range 24 East; thence South 89 ° 11’ 50” West along the North line of said section 23 for 132.18 feet to an intersection with the Westerly right of way line of State Road 45 (Tamiami Trail); thence South 01 ° 16’ 00” East along said Westerly right of way line for 210.00 feet to the Point of Beginning of the herein described parcel of land; thence continue South 01° 16’ 00” East along said Westerly right of way line for 175.95 feet; thence South 89 ° 08’20” West for 324.11 feet to an intersection with the Easterly line of that certain parcel of land as described in O.R. Book 1388 at Page 822, of the Public Records of Lee County, Florida; thence North 01 ° 16’ 00” West along said Easterly line for 108.40 feet to the Northeast corner of said parcel; thence South 88 ° 44’ 00” West along the Northerly line of said parcel for 3.00 feet; thence North 01° 16’ 00” West for 67.58 feet; thence North 89° 08’ 20” East for 329.11 feet to the Point of Beginning. Said parcel of land situate, lying and being in Lee County, Florida.

TOGETHER WITH a nonexclusive easement for drainage purposes over the following described parcel:

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

Commence at the Northeast corner of Section 23, Township 45 South, Range 24 East; thence South 89° 11’ 50” West along the North line of said Section 23 for 132.18 feet to an intersection with the Westerly right of way line of State Road 45 (Tamiami Trail); thence South 01° 16’ 00” East along said Westerly

Legal Descriptions

Subordination Agreement

Exhibit A – Page 10

right of way line for 385.95 feet; thence South 89° 08’ 20” West for 292.11 feet; thence North 01° 16’ 00” West for 133.91 feet; thence South 88° 44’ 00” West for 37.00 feet to the Point of Beginning of the herein described parcel of land; thence continue South 88° 44’ 00” West for 25.00 feet; thence North 01° 16’ 00” West for 10.00 feet; thence North 88° 44’ 00” East for 25.00 feet; thence South 01° 16’ 00” East for 10.00 feet to the Point of Beginning. Said parcel of land situate, lying and being in Lee County, Florida.

Together with rights of ingress and egress over and across the following described parcels by virtue of easements reserved in Warranty Deeds recorded in O.R. Book 1600, Page 1465, O.R. Book 1621, Page 173, and in O.R. Book 1651, Page 671, of the Public Records of Lee County, Florida.

Parcel I:

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

Commence at the Northeast corner of Section 23, Township 45 South, Range 24 East; thence South 89° 11’ 50” West along the North line of said Section 23 for 132.10 feet to an intersection with the Westerly right of way line of S.R. 45 (Tamiami Trail); thence continue South 89° 11’ 50” West for 20.00 feet to the Point of Beginning of the herein described parcel of land; thence South 01° 16’ 00” East for 411.11 feet to the point of curvature of circular curve concave to the Northwest; thence Southwesterly along the arc of said curve, having for its elements a radius of 103.16 feet and a central angle of 45° 00’ 00” for 81.02 feet to the point of tangency; thence South 43° 44’ 00” West for 6.80 feet to the point of curvature of a circular curve concave to the Southeast; thence southwesterly along the arc of said curve having for its elements a radius of 102.34 feet and a central angle of 44° 35’ 40” for 79.65 feet to the point of tangency and an intersection with the Northerly line of a roadway easement 64.00 feet wide as described in O.R. Book 654, Page 747 and 748 of the Public Records of Lee County, Florida; thence South 89° 00’ 20” West along said Northerly line for 20.00 feet to the point of curvature of a circular curve concave to the Southeast; thence Northerly and northeasterly along the arc of said curve having for its elements a radius of 122.34 feet and a central angle of 44° 35’ 40” for 95.22 feet to the point of tangency; thence North 43° 44’ 00” East for 6.00 feet to the point of curvature of a circular curve concave to the Northwest; thence Northeasterly along the arc of said curve having for its elements a radius of 83.16 feet and a central angle of 45° 00’ 00” for 65.32 feet to the point of tangency; thence North 01° 16’ 00” West for 411.27 feet to an intersection with the North line of the aforementioned Section 23; thence North 89° 11’ 60” East along said North line for 20.00 feet to the Point of Beginning.

Parcel II:

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

Commence at the Northeast corner of Section 23, Township 45 South, Range 24 East; thence South 89° 11’ 50” West along the North line of said Section 23 for 132.10 feet to an intersection with the Westerly right of way line of S.R. 45 (Tamiami Trail); thence South 01° 16’ 00” East for 210.00 feet; thence South 89° 08’ 20” West for 5.00 feet to the Point of Beginning of the herein described parcel of land; thence continue South 89° 08’ 20” West for 40.00 feet; thence South 01° 16’ 00” East for 175.95 feet; thence North 89° 08’ 20” East for 40.00 feet; thence North 01° 16’ 00” West for 175.95 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 11

Parcel III:

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

Commence at the Northeast corner of Section 23, Township 45 South, Range 24 East; thence South 89° 11’ 50” West along the North line of said Section 23 for 132.10 feet to an intersection with the Westerly right of way line of S.R. 45 (Tamiami Trail); thence South 01° 16’ 00” East along said westerly right of way line for 305.95 feet; thence South 89° 08’ 20” West for 10.00 feet to the Point of Beginning of the herein described parcel of land; thence continue South 89° 08’ 20” West for 40.00 feet; thence South 01° 16’ 00” East for 25.35 feet to the point of curvature of a circular curve concave to the Northwest; thence Southwesterly along the arc of said curve having for its elements a radius of 73.16 feet and a central angle of 45° 00’ 00” for 57.46 feet to the point of tangency; thence South 43° 44’ 00” West for 6.80 feet to the point of curvature of a circular curve concave to the northeast; thence southwesterly along the arc of said curve having for its elements a radius of 132.34 feet and a central angle of 37° 39’ 54” for 117.00 feet; thence South 44° 08’ 20” West for 22.58 feet to an intersection with the northerly line of a roadway easement 64.00 feet wide as described in O.R. Book 654, Page 747 and 748 of the Public Records of Lee County, Florida; thence North 89° 08’ 20” East along said northerly line for 75.00 feet ; thence North 45° 51’ 40” West for 25.72 feet to an intersection with the arc of a circular curve concave to the southeast, said Point bearing North 79° 29’ 59” West from the radius point of said curve; thence northeasterly along the arc of said curve having for its elements a radius of 92.34 feet and a central angle of 33° 13’ 59” for 53.56 feet to the point of tangency; thence North 43° 44’ 00” East for 6.00 feet to the point of curvature of a circular curve concave to the northwest; thence Northeasterly along the arc of said curve having for its elements a radius of 113.16 feet and a central angle of 45° 00’ 00” for 88.88 feet to the point of tangency; thence North 01° 16’ 00” West for 25.07 feet to the point of beginning.

Together with a non-exclusive easement for ingress and egress over and across that parcel of land in Lee County, Florida, commonly known as Seven Lakes Blvd., and more particularly described as follows:

A parcel of land in Section 23, Township 45 South, Range 24 East, Lee County, Florida, more particularly described as follows:

From the Northeast corner of said Section 23, run S 89° 11’ 50” W for 132.18 feet to the West right of way line of State Road 45 (Tamiami Trail); thence run S 01° 16’ 00” E along said right of way for 592.95 feet to the Point of Beginning of the herein described centerline. From said point of beginning run S 89° 08’ 20” W along the centerline of a roadway easement 64 feet in width for 175.00 feet to a point of curvature; thence run southwesterly along the arc of a curve to the left of radius 278.68 feet along the centerline of a roadway easement 64 feet in width (chord bearing S 64° 38’ 20” W, chord distance 231.13 feet) for 238.33 feet to a point of reverse curvature; thence run southwesterly along the arc of a curve to the right of radius 244.67 feet along the centerline of a roadway easement 64 feet in width (chord bearing S 64° 38’ 20” W, chord distance 202.93 feet) for 209.24 feet to a point of tangency; thence run S 89° 08’ 20” W along the centerline of a roadway easement 64 feet in width for 148.50 to a point of curvature; thence run northwesterly along the arc of a curve to the right of radius 653.42 feet along the centerline of a roadway easement 64 feet in width (chord bearing N 86° 29’ 10” W, chord distance 99.71 feet) for 99.80 feet to the point of tangency, thence run N 82° 06’ 34” W along the centerline of a roadway easement 64 feet in width for 100.43 feet to a point; thence run N 82° 06’ 34” W along the centerline of a roadway easement 30 feet in width for 33.60 feet; thence run N 01° 16’ 00” W along the centerline of a roadway easement 30 feet in width for 696.97 feet; thence run S 88° 52’

Legal Descriptions

Subordination Agreement

Exhibit A – Page 12

20” W along the centerline of a roadway easement 30 feet in width for 183.81 feet; thence run S 89° 11’ 50” W along the centerline of a roadway easement 30 feet in width for 569.84 feet to the westerly terminus and the end of the herein above right of way easement.

25. FEE PARCEL DESCRIPTION: UNIT 1002

The North 200 feet of the West 330 feet of Lot 63, Naples Improvement Company’s Little Farms, according to the Plat thereof which plat is recorded in Plat Book 2, at Page 2, of the Public Records of Collier County, Florida.

26. FEE PARCEL DESCRIPTION: UNIT 1006

Lots 4 and 5, Block 38-A, of Replat of Block 38 & Block 39, Plat No. 3, PALM BEACH LAKES SOUTH, according to the Plat thereof, as recorded in Plat Book 28, Page 180, of the Public Records of Palm Beach County, Florida.

27. FEE PARCEL DESCRIPTION: UNIT 1008

All Lot 1 and a Portion of Lot 2 according to the Plat of MARTIN SQUARE CORPORATE PARK, as recorded in Plat Book 13, Page 55, of the Public Records of Martin County, Florida, and being more particularly described as follows:

Begin at the Northeast Corner of said Lot 2; thence South 66°30’56” West along the North line of said Lot 2, a distance of 86.34 feet; thence South 23°29’04” East, parallel with and 86.34 feet Westerly of, as measured at right angles, with the East line of said Lot 2, a distance of 223.74 feet to a point in a non-tangent curve concave to the Southeast having a radius of 150.00 feet, the chord of which bears North 57°53’41” East and being the Northerly right-of-way line of Martin Square Corporate Parkway, thence Northeasterly along the arc of said curve, and said Northerly right-of-way line, a distance of 45.14 feet through a central angle of 17°14’29”; thence North 66°30’56” East, a distance of 41.88 feet to the East line of said Lot 2; thence North 23°29’04” West along the said East line a distance of 217.00 feet to the POINT OF BEGINNING.

28. FEE PARCEL DESCRIPTION: UNIT 1022

PARCEL I:

Commencing at the most Southerly corner of Lot 2, Block N, College Park Second Addition, according to plat thereof as recorded in Plat Book H, pages 36 and 36A, Public Records of Marion County, Florida, said point being on the Northwesterly right of way line of S.R. 200 (100 feet wide); thence North 41° 07’ 55” East along said right of way line 30.00 feet to the point of beginning; thence departing from said right of way line North 48° 52’ 05” West parallel to the Southwesterly boundary of said Lot, 400.28 feet to an intersection with the Northwesterly boundary of said lot; thence North 41° 02’ 21” East along said Northwesterly boundary 100.00 feet; thence departing from said Northwesterly boundary South 48° 52’ 05” East, 400.4 feet to an intersection with aforesaid right of way line; thence South 41° 07’ 55” West along said right of way line 100.00 feet to the point of beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 13

PARCEL II:

Beginning at the most Southerly corner of Lot 2, Block N, College Park Second Addition, according to the plat thereof as recorded in Plat Book H, pages 36 and 36A, Public Records of Marion County, Florida, said point being on the Northwesterly right of way line of S.R. 200 (100 feet wide); thence North 48° 52’ 05” West along the Southwesterly boundary of said Lot, 400.23 feet to the most Westerly corner of said Lot; thence North 41° 02’ 21” East along the Northwesterly boundary of said Lot, 30.00 feet; thence departing from said Northwesterly boundary South 48° 52’ 05” East, 400.28 feet to an intersection with aforesaid right of way line; thence South 41° 07’ 55” West along said right of way line 30.00 feet to the point of beginning.

29. FEE PARCEL DESCRIPTION: UNIT 1023

Lots H and J of Block 9 of TEMPLE TERRACES, according to the plat thereof, as recorded in Plat Book 25, Page 62, of the Public Records of Hillsborough County, Florida. LESS that part of said lots deeded to the State of Florida as recorded in Official Records Book 824, Page 663 and also LESS that part of Lot J, Block 9 of TEMPLE TERRACES as recorded in Plat Book 25, Page 62 of the Public Records of Hillsborough County, Florida deeded to the State of Florida in Official Records Book 824, Page 681 of the aforementioned public records.

30. FEE PARCEL DESCRIPTION: UNIT 1024

PARCEL 1:

A parcel of land lying in the Northwest 1/4 of the Northeast 1/4 of Section 4, Township 36 South, Range 18 East, Sarasota County, Florida and being more particularly described as follows:

Commence at the Northwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 4; thence along the West line of said Northwest 1/4 of the Northeast l/4, being the centerline of Lockwood Ridge Road, South 00°21’41” West (measured), South 00°21’52” West (Department of Transportation), 37.94 feet; thence South 89°38’19” East, 45.00 feet to the East right-of-way line of Lockwood Ridge Road, according to Road Plat Book 3, Page 16D, of the Public Records of Sarasota County, Florida and the Southwesterly right-of-way line of State Road No. 610, now known as University Parkway, according to the Florida Department of Transportation right-of-way map, as recorded in Road Plat Book 2, Page 40-E, of the aforementioned public records and to the intersection with a curve to the right, whose center bears, South 03°04’20” West; thence along the Southwesterly right-of-way of said State Road No. 610, now known as University Parkway and the arc of said curve, having a radius of 5626.58 feet, a central angle of 04°49’28”, for an arc distance of 473.78 feet to the Point of Tangency; thence continue along said right-of-way line, South 82°06’12” East, 524.21 feet for a Point of Beginning; thence continue along said right-of-way line, South 82°06’12” East, 42.19 feet to the Point of Curvature of a curve to the left; thence continue along said right-of-way line and the arc of said curve, having a radius of 5832.58 feet, a central angle of 02°35’30”, for an arc distance of 263.82 feet to the East line of the Northwest 1/4 of the Northeast 1/4 of said Section 4; thence leaving said right-of-way line and along said East line, South 00°15’18” West, 219.67 feet; thence North 89°44’42” West, 304.00 feet; thence North 00°15’18” East 254.44 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 14

PARCEL 2:

Together with the non-exclusive easements as defined in the Declaration of Easements, Restrictions and Reservations recorded in Official Records Book 2170, Page 1540, Public Records of Sarasota County, Florida, over the following property:

Outparcel A:

A parcel of land lying in the Northwest 1/4 of the Northeast 1/4 of Section 4, Township 36 South, Range 18 East, Sarasota County, Florida and being more particularly described as follows:

Commence at the Northwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 4; thence along the West line of said Northwest 1/4 of the Northeast 1/4, being the centerline of Lockwood Ridge Road, South 00°21’41” West, 37.94 feet; thence South 89°38’19” East, 45.00 feet to the East aright-of-way line of Lockwood Ridge Road and the Southwesterly right-of-way line of State Road No. 610 (University Parkway), according to the Florida Department of Transportation right-of-way map as recorded in Road Plat Book 2, Page 40-E, of the public records of Sarasota County, Florida and to the intersection with a curve to the right, whose center bears, South 03°04’20” West, and for a Point of Beginning; thence along the Southwesterly right-of-way line of said State Road No. 610 (University Parkway) and the arc of said curve having a radius of 5626.58 feet; a central angle of 02°26’04”, for an arc distance of 239.08 feet; thence leaving said right-of-way line, South 00°21’41” West, 211.69 feet; thence North 89°38’19” West, 238.50 feet to the East right-of-way line of said Lockwood Ridge Road; thence along said right-of-way, North 00°21’41” East (measured), North 00°21’52” East (Department of Transportation), 228.07 feet to the Point of Beginning.

Outparcel B:

A parcel of land lying in the Northwest 1/4 of the Northeast 1/4 of Section 4, Township 36, South, Range 18 East, Sarasota County, Florida and being more particularly described as follows:

Commence at the Northwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 4; thence along the West line of said Northwest 1/4 of the Northeast l/4, being the centerline of Lockwood Ridge Road, South 00°21’41” West, 296.01 feet; thence South 89°88’l9” East, 45.00 feet to the East right-of-way line of Lockwood Ridge Road for a Point of Beginning; thence South 89°38’19” East, 238.50 feet; thence South 00°21’41” West, 203.00 feet; thence North 89°38’19” West, 238.50 feet to the East right-or-way line of said Lockwood Ridge Road; thence along said right-of-way line, North 00°2l’4l” East, 203.00 feet to the Point of Beginning.

PARCEL 3:

Together with the non-exclusive easements as defined in the Declaration of Easements, Restrictions and Reservations for Outparcel C recorded November 5, 1990 in Official Records Book 2253, Page 1360, as amended by First Amendment to Declaration of Easements, Restrictions And Reservations For Outparcel C recorded in Official Records Instrument No. 2007133947, and Consents thereto recorded in Official Records Instrument Nos. 2007133948, 2007133949 and 2007133950, all of the Public Records of Sarasota Cover the following property:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 15

A parcel of land lying in the Northwest 1/4 of the Northeast 1/4 of Section 4, Township 36 South, Range 18 East, Sarasota County, Florida and being more particularly described as follows:

Commence at the Northwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 4; thence along the West line of said Northwest 1/4 of the Northeast 1/4, being the centerline of Lockwood Ridge Road, South 00°21’41” West, 37.94 feet; thence South 89°38’19” East, 45.00 feet to the East right-of-way line of Lockwood Ridge Road and the Southwesterly right-of-way line of State Road No. 610 (University Parkway), according to the Florida Department of Transportation right-of-way map as recorded in Road Plat Book 2, Page 40-E, of the public records of Sarasota County, Florida and to the intersection with a curve to the right, whose center bears, South 03°04’20” West; thence along the Southwesterly right-of-way line of said State Road No. 610 (University Parkway) and the arc of said curve having a radius of 5626.58 feet; a central angle of 04°49’28”, for an arc distance of 473.78 feet to the Point of Tangency; thence continue along said right-of-way line, South 82°06’12” East, 224.04 feet for a Point of Beginning; thence continue along said right-of-way line, South 82°06’12” East 209.36 feet; thence leaving said right-of-way line, South 00°l5’18” West, 157.80 feet; thence North 89°44’42” West, 207.50 feet; thence North 00°15’18” East, 185.64 feet to the Point of Beginning.

PARCEL 4:

Together with the non-exclusive easements as defined in the Declaration of Easements, Restrictions and Reservations for Outparcel D by Lancaster Partners VII, Ltd., a Florida limited partnership, recorded May 31, 1994 in Official Records Book 2636, Page 2019, as amended by Amendment thereto recorded in Official Records Instrument No. 200848635, of the Public Records Sarasota County, Florida.

31. FEE PARCEL DESCRIPTION: UNIT 1025

PARCEL A:

Lot 1, TAMPOSI WILLIAMS COMPANY SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 102, Page 23, of the Public Records of Polk County, Florida; also being described as:

Starting at the Northwest corner of the Southwest 1/4 of Section 33, Township 28 South, Range 26 East, Polk County, Florida, also being the Northwest corner of U.S. Government Lot 4; thence Southerly along the West boundary of said Southwest 1/4, a distance of 40 feet to the South right-of-way line of State Road 540, also known as Cypress Gardens Boulevard; thence South 90°00’00” East along said South right-of-way line, 223.21 feet to the POINT OF BEGINNING; thence continue South 90°00’00” East along said South right-of-way line, 140.00 feet; thence South 00°01’00” West, 25.00 feet; thence South 90°00’00” East, 10.00 feet; thence North 00°01’00” East, 20.00 feet; thence South 90°00’00” East, 40.00 feet; thence South 00°01’00” West, 193.50 feet; thence North 90°00’00” West, 60.04 feet; thence South 00°01’00” West, 19.58 feet; thence North 90°00’00” West, 99.97 feet; thence South 00°01’00” West 360.78 feet; thence South 90°00’00” East, 48.00 feet; thence North 00°01’00” East, 11.06 feet; thence South 90°00’00” East, 40.67 feet; thence South 00°01’00” West, 19.39 feet; thence South 90°00’00” East, 12.86 feet; thence North 00°01’00” East, 19.36 feet; thence South 90°00’00” East, 69.78 feet; thence South 00°01’00” West, 16.96 feet; thence South 90°00’00” East, 33.60 feet; thence South 00°01’00” West, 89.07 feet; thence North 90°00’00” West, 234.90 feet; thence North 00°01’00” East, 673.86 feet to the Point of Beginning;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 16

LESS AND EXCEPT that part of Lot 1, TAMPOSI WILLIAMS COMPANY SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 102, Page 23, of the Public Records of Polk County, Florida; more particularly described as follows:

Begin at the Southwest corner of said Lot 1; thence North 00°01’00” East, along the West boundary thereof a distance of 356.78 feet; thence South 90°00’00” East, 20.00 feet; thence South 00°01’00” West, 18.00 feet; thence South 90°00’00” East, 9.99 feet to a point on the common boundary between Lots 1 and 2 of said Tamposi Williams Subdivision; thence along said common boundary the following 12 courses: 1) South 00°01’00” West, 243.78 feet; thence 2) South 90°00’00” East, 48.00 feet; thence 3) North 00°01’00” East, 11.06 feet; thence 4) South 90°00’00” East, 40.67 feet; thence 5) South 00°01’00” West, 19.39 feet; thence 6) South 90°00’00” East, 12.86 feet; thence 7) North 00°01’00” East, 19.36 feet; thence 8) South 90°00’00” East, 69.78 feet; thence 9) South 00°01’00” West, 16.96 feet; thence 10) South 90°00’00” East, 33.60 feet; thence 11) South 00°01’00” West, 89.07 feet; thence 12) North 90°00’00” West, 234.90 feet to the Point of Beginning.

PARCEL B:

That part of Lot 2, TAMPOSI WILLIAMS COMPANY SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 102, Page 23, of the Public Records of Polk County, Florida; more particularly described as follows:

Commence at the Southeast corner of said Lot 2; thence North 00°01’00” East, along the East boundary thereof a distance of 130.00 feet; thence North 90°00’00” West, 45.00 feet; thence South 00°01’00” West, 50.00 feet; thence North 90°00’00” West, 85.00 feet; thence North 00°01’00” East, 50.00 feet; thence North 90°00’00” West, 103.70 feet; thence North 45°00’00” West, 58.45 feet; thence North 00°01’00” East, 172.45 feet to the POINT OF BEGINNING; thence North 90°00’00” West, 129.97 feet to a point on the common boundary between Lots 1 and 2 of said TAMPOSI WILLIAMS COMPANY SUBDIVISION; thence along said common boundary the following 4 courses: 1) North 00°01’00” East, 117.00 feet; thence 2) South 90°00’00” East, 99.97 feet; thence 3) North 00°01’00” East, 19.58 feet; thence 4) South 90°00’00” East, 30.00 feet; thence departing said common boundary, South 00°01’00” West, 136.58 feet to the Point of Beginning.

PARCEL C:

That part of Lot 2, TAMPOSI WILLIAMS COMPANY SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 102, Page 23, of the Public Records of Polk County, Florida; more particularly described as follows:

Commence at the Southeast corner of said Lot 2; thence North 00°01’00” East, along the East boundary thereof a distance of 130.00 feet; thence North 90°00’00” West, 45.00 feet; thence South 00°01’00” West, 50.00 feet; thence North 90°00’00” West, 85.00 feet; thence North 00°01’00” East, 50.00 feet; thence North 90°00’00” West, 103.70 feet; thence North 45°00’00” West, 58.45 feet; thence North 00°01’00” East, 172.45 feet to the POINT OF BEGINNING; thence continue North 00°01’00” East, 136.58 feet to a point on the common boundary between Lots 1 and 2 of said TAMPOSI WILLIAMS COMPANY SUBDIVISION; thence South 90°00’00” East along said common boundary a distance of 30.04 feet; thence departing said common boundary, South 00°01’00” West, 45.00 feet; thence North 90°00’00” West, 20.04 feet; thence South 00°01’00” West, 91.58 feet; thence North 90°00’00” West, 10.00 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 17

PARCEL D: (Easement)

Together with a 24 foot easement and right-of-way which benefits the insured property as created by and set forth in Easement recorded in Official Records Book 3534, Page 1716, located within the following area:

The South 65 feet of the following described property:

Commence at the Northwest corner of Government Lot 4 in Section 33, Township 28 South, Range 26 East, Polk County, Florida, and run South 00°09’16” East, 40 feet; thence North 89°58’11” East, 50 feet; thence South 00°09’16” East, 200 feet to the POINT OF BEGINNING; thence North 89°58’11” East, 172.64 feet; thence South 00°00’31” West, 124 feet; thence North 89°59’29” West, 27.50 feet; thence North 82°04’17” West, 156.34 feet; thence South 89°50’44” West, 29.84 feet; thence North 11°53’37” East, 104.66 feet; thence North 89°58’11” East, 18 feet to the Point of Beginning.

PARCEL E: (Easement)

Together with those easements which benefit the insured property as created by and set forth in Reciprocal Easement Agreement recorded in Official Records Book 3628, Page 1608, Public Records of Polk County, Florida.

PARCEL F: (ACCESS AND UTILITY EASEMENT)

Together with Non-exclusive easements as created by and set forth in Access and Utility Easement recorded in Official Records Book 6795, Page 1892, Public Records of Polk County, Florida.

32. FEE PARCEL DESCRIPTION: UNIT 1026

Parcel 1:

A parcel of land lying in Section 7, Township 40 South, Range 22 East, Charlotte County, Florida, described as follows:

Commencing at the Southwest corner of said Section 7, run North 00°05’44” East, along the West line of said Section 7, a distance of 40.00 feet to a point on the Northerly right-of-way line of Toledo Blade Boulevard, the same as shown and described in Official Records Book 251, Pages 106 thru 109 and on the Plat of “Port Charlotte Subdivision, Section Ninety”, recorded in Plat Book 7, Pages 59-A thru 59-B of the Public Records of Charlotte County, Florida; thence South 89°58’20” East, along the right-of-way line, a distance of 1,559.93 feet to the Point of Curvature of a circular curve, concave Northerly, having a radius of 1,602.15 feet and a central angle of 13°44’34”; thence Easterly along the arc of said curve, a distance of 384.29 feet to the Point of Reverse Curvature of a circular curve, concave Southerly, having a radius of 1,681.38 feet and a central angle of 13°44’34”, thence Easterly along the arc of said curve, a distance of 403.29 feet to the Point of Tangency of said curve; thence South 89°58’20” East, along said Northerly right-of-way line, a distance of 49.73 feet to a point lying on the Northerly extension of the centerline of Courtland Waterway, as shown on said Plat of “Port Charlotte Subdivision, Section Ninety”; thence North 00°09’16” West, along the centerline of said Courtland Waterway extended Northerly, a distance of 1,120.00 feet to a point on the Northerly right-of-way of Murdock Circle (150

Legal Descriptions

Subordination Agreement

Exhibit A – Page 18

feet wide); thence along said Northerly line, North 89°50’44” East, a distance of 179.06 feet to a point; thence along said Northerly right-of-way line, a distance of 1,601.78 feet along an arc to the left, having a radius of 2,200.00 feet and a central angle of 41°42’58” to a point; thence continuing along said Northern line, North 48°07’46” East, a distance of 679.46 feet to the Point of Curvature of a circular curve concave to the left, having as elements a central angle of 21°00’00”, a radius of 900.00 feet, and a chord bearing of North 37°37’46” East; thence Northeasterly along the arc of said curve, a distance of 329.87 feet to a point of compound curvature of a circular curve concave to the left, having as elements a central angle of 90°00’00”, a radius of 25.00 feet, and a chord bearing of North 17°52’14” West; thence Northwesterly along said right-of-way line and the arc of said curve, a distance of 39.27 feet to the Southerly right-of-way line of U.S. 41 (S.R. 45; 200 feet wide); thence North 62°52’14” West, along said right-of-way line, a distance of 333.82 feet to the POINT OF BEGINNING;

Thence from said POINT OF BEGINNING continue North 62°52’14” West, along said right-of-way line, a distance of 200.78 feet; thence South 27°07’46” West, a distance of 186.88 feet; thence South 62°52’14” East, a distance of 186.75 feet; thence North 27°07’46” East, a distance of 69.89 feet; thence South 62°52’14” East, a distance of 33.00 feet; thence North 27°07’46” East, a distance of 73.00 feet; thence North 51°39’20” West, a distance of 19.34 feet; thence North 27°07’46” East, a distance of 40.23 feet to the POINT OF BEGINNING.

Parcel 2:

TOGETHER with Easements for the benefit of the above described parcel as set forth in Easement Agreement dated May 29, 1996 and recorded in Official Records Book 1467, Page 1236, of the Public Records of Charlotte County, Florida.

Parcel 3:

TOGETHER with Easements for the benefit of the above described parcel as set forth in Easement Agreement and Declaration of Restrictions dated May 24, 1996 and recorded in Official Records Book 1467, Page 1246, of the Public Records of Charlotte County, Florida.

Parcel 4:

TOGETHER with Easements for the benefit of the above described parcel as set forth in Access Easement dated May 30, 1996 and recorded in Official Records Book 1467, Page 1271, of the Public Records of Charlotte County, Florida.

33. FEE PARCEL DESCRIPTION: UNIT 1027

Tract “B”, EAGLE SUBDIVISION I, according to the plat thereof, as recorded in Plat Book 66, Page 16 and 17, of the Public Records of Lee County, Florida.

TOGETHER WITH

A non-exclusive easement for ingress and egress over Tract A and Tract C of Eagle Subdivision I, according to the plat thereof, recorded in Plat Book 66, Page 16 and 17, of the Public Records of Lee County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 19

TOGETHER WITH

Perpetual non-exclusive easements for roadways, walkways, ingress and egress, and the use of facilities for the benefit of the above described parcel as created by and set forth in that certain Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 3243, Page 0144 and as amended in Official Records Instrument No. 2009000158329, of the Public Records of Lee County, Florida.

34. FEE PARCEL DESCRIPTION: UNIT 1028

Lots 4 and 5, Hernando Square Plaza North—Phase 2, according to the map or plat thereof, as recorded in Plat Book 32, Pages 10 and 11, inclusive, of the Public Records of Hernando County, Florida.

TOGETHER WITH all easements appurtenant thereto as described and created in that certain Declaration of Covenants, Conditions and Restrictions recorded in the Official Records of Hernando County, Florida, recorded in Official Records Book 1087, Page 570 and as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions for Hernando Square, recorded in Official Records Book 1110, Page 545, and as further amended by Second Amendment to Declaration of Covenants, Conditions and Restrictions for Hernando Square Annexing Property recorded in Official Records Book 1359, Page 1950, all of the Public Records of Hernando County, Florida.

35. FEE PARCEL DESCRIPTION: UNIT 1029

PARCEL 1:

A parcel of land lying in part in the NE 1/4 of Section 12, Township 26 South, Range 19 East and lying in part in the NW 1/4 of Section 7, Township 26 South, Range 20 East, Pasco County, Florida, and being more particularly described as follows:

Commence at the Southeast corner of the NE 1/4 of the SE 1/4 of Section 12, Township 26 South, Range 19 East, Pasco County, Florida, thence run N00°17’43”E, 1336.37’ on the East boundary of said Section 12 to the point of intersection with the Northerly right-of-way line of State Road 54 West; thence run N77°28’17”W, 1325.17’ along said R/W line to the Point of Intersection with the Easterly R/W line of Oakley Boulevard, said Point being the P.C. of a curve to the right, said curve having a radius of 25.00’, chord of 35.36’, chord bearing of N32°28’17”W; thence run along said curve and Easterly R/W line an arc distance of 39.27’ to the P.T. of said curve; thence run N12°31°43”E, along said R/W line, 655.00’ thence run S77°28’17”E, 15.00’, thence run N12°31’43”E, 254.01’; thence leaving said Easterly R/W line run S80°18’30”E, 615.00’; thence run N09°41’30”E, 165.02’ for a POINT OF BEGINNING; thence continue N09°41’30”E, 119.14’; thence run S87°28’33”E, 747.36’ to a point on the Westerly R/W line of Interstate 75; thence run S33°54’42”W, along said R/W line, 267.65’; thence leaving said R/W line, run N77°26’08”W, 632.51 feet to the POINT OF BEGINNING.

LESS AND EXCEPT

Those lands described and set forth in Special Warranty Deed, from Private Restaurant Properties, LLC to Kazwell Realty Partners, LLC, dated July 31, 2008 and recorded August 1, 2008 in Official Records Book 7896, Page 1553, of the public records of Pasco County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 20

PARCEL 2:

Non-Exclusive EASEMENT FOR INGRESS AND EGRESS over and across the following described parcel:

Commence at the Southeast corner of the NE 1/4 of the SE 1/4 of Section 12, Township 26 South, Range 19 East, Pasco County, Florida, thence run N00°17’43”E, 1336.37’ on the East boundary of said Section 12 to the point of intersection with the Northerly right-of-way line of State Road 54 West; thence run N77°28’17”W, 1325.17’ along said R/W line to the Point of Intersection with the Easterly R/W line of Oakley Boulevard, said Point being the P.C. of a curve to the right, said curve having a radius of 25.00’, chord of 35.36’, chord bearing of N32°28’17”W; thence run along said curve and Easterly R/W line an arc distance of 39.27’ to the P.T. of said curve; thence run N12°31°43”E, along said R/W line 542.36’ for a POINT OF BEGINNING; thence continue N12°31’43”E, along said R/W line 60.00’; thence run S77°28’17”E, 230.35’; thence S77°26’08”E, 305.02’ to the P.C. of a curve to the left, said curve having a radius of 220.00’, Delta of 90°, chord of 311.13’; thence run along said curve an arc distance of 345.58’ to the P.T. of said curve; thence run N12°33’52”E, 60.91’; thence run N12°23’47”E, 369.48’; thence run S87°28’33”E, 60.90’; thence S12°23’47”W, 380.01’; thence run S12°33’52”W, 61.00’ to the P.C. of a curve to the right, said curve having a radius of 280.00’, delta of 90°, chord of 395.98’; thence run along said curve an arc distance of 439.82’ to the P.T. of said curve; thence run N77°26’08”W, 305.00’; thence run N77°28’17”W, 230.33’ to the POINT OF BEGINNING, as created and described in EXHIBIT “A” attached to that certain Warranty Deed recorded in Official Records Book 3289, Page 646, as re-recorded in Official Records Book 3304, Page 462, and as contained in subsequent deeds in the chain of title recorded in Official Records Book 4057, Page 73, Official Records Book 4463, Page 1418, Official Records Book 7556, Page 1393 and Official Records Book 7896, Page 1553, of the public records of Pasco County, Florida.

PARCEL 3:

Easements benefiting the above described land described and set forth in Access, Utility and Drainage Easement Agreement, by and among Kazwell Realty Partners, LLC, Oakley Grove Development LLC and Private Restaurant Properties, LLC, dated July 31, 2008 and recorded August 1, 2008 in Official Records Book 7896, Page 1578, of the public records of Pasco County, Florida.

36. FEE PARCEL DESCRIPTION: UNIT 1030

PARCEL I:

A part of the Southeast 1/4 of the Northwest 1/4 of Section 32, Township 3 South, Range 27 East, Duval County, Florida, being more particularly described as follows:

Commence at the intersection of the South line of the Southeast 1/4 of the Northwest 1/4 of Section 32, with the Easterly right of way line of State Road No. 13 (a 174.00 foot right of way as now established); thence North 34°08’50” East along said Easterly right of way line of said State Road No. 13, a distance of 424.02 feet to a point of change in width of said right of way line; thence South 55°51’10” East, a distance of 10.00 feet; thence continue North 34°08’50” East along the Easterly right of way of said State Road No. 13, a distance of 154.00 feet to the Point of Beginning for this description.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 21

From the Point of Beginning thus described, continue North 34°08’50” East along said Easterly right of way line of State Road No. 13, a distance of 138.00 feet; thence South 55°30’25” East departing from said right of way line a distance of 210.00 feet; thence South 34°08’50” West, a distance of 138.00 feet; thence North 55°30’25” West, a distance of 210.00 feet to the Point of Beginning.

PARCEL II:

Together with a Non Exclusive Easement for access, ingress, egress and parking, as disclosed in Warranty Deed dated 10/16/84, recorded 10/31/84, in Official Records Book 5871, page 1362, Public Records of Duval County, Florida.

PARCEL III:

Together with a Non Exclusive Easement for utilities as set forth in and granted by Warranty Deed dated 10/16/84, recorded 10/31/84, in Official Records Book 5871, page 1362, Public Records of Duval County, Florida.

37. FEE PARCEL DESCRIPTION: UNIT 1031

PARCEL I:

Lot 3 (Out Parcel), SOUTH BEACH REGIONAL SHOPPING CENTER, according to plat thereof recorded in Plat Book 46, Pages 88, 88A and 88B, Public Records of Duval County, Florida.

PARCEL II:

A Non-Exclusive Easement and other rights of the insured as disclosed by Reciprocal Easement Agreement between South Beach Regional Associates, a Florida joint venture composed of (i) Gerald M. Smalley (a.k.a. Jerry M. Smalley), an individual, and (ii) Jacksonville Beach Southern Properties, a Delaware general partnership, which is composed of Norpet (Swain) Inc., a Delaware corporation, Lynro Florida, Inc., a Delaware corporation, and Robert Rouleau, an individual, Sand Castle Associates, a Florida joint venture composed of (i) Gerald M. Smalley (a.k.a Jerry M. Smalley), an individual, and (ii) Jacksonville Beach Southern Properties, a Delaware general partnership, which is composed of Norpet (Swain) Inc., a Delaware corporation, Lynro Florida, Inc., a Delaware corporation, and Robert Rouleau, an individual and South Beach Office Tower Partnership, a Florida general partnership, dated as of August 2, 1989, recorded August 3, 1989 in Official Records Book 6743, Page 851; as affected by First Amendment, dated as of December 28, 1989, recorded July 13, 1990 in Official Records Book 6931, Page 595; Second Amendment, dated as of July 20, 1990, recorded August 1, 1990 in Official Records Book 6940, Page 1199; Third Amendment, dated as of November 13, 1990, recorded November 14, 1990 in Official Records Book 6997, Page 1795; Fourth Amendment, dated as of January 6, 1992, recorded January 23, 1992 in Official Records Book 7255, Page 1757; and Fifth Amendment, dated as of November 30, 1992, recorded December 3, 1992 in Official Records Book 7468, Page 1246, of the Public Records of Duval County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 22

38. FEE PARCEL DESCRIPTION: UNIT 1033

ALL THOSE CERTAIN PIECES, PARCELS OR TRACTS OF LAND SITUATE, LYING AND BEING IN THE COUNTY OF CLAY AND STATE OF FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

a parcel of land situated in Section 5, Township 4 South, Range 26 East, Clay County, Florida; said parcel being more particularly described as follows: Commence at the intersection of the former Easterly line of Blanding Boulevard (State Road No. 21 as formerly established as a 100 foot right of way) with the centerline of Wells Road (a 100 foot wide County Road according to Official Records Book 157, pages 539-544 of the Public Records of said County); thence on said centerline run South 88° 36’ 30” East, 2329.90 feet; thence North 01° 23’ 30” East, 50.00 feet to the North line of said Wells Road; thence on last said line run the following five courses: (1) on the arc of a curve concave Southwesterly and having a radius of 4347.18 feet, a chord distance of 327.95 feet, the bearing of said chord being South 86° 26’ 48” East; (2) continue on last said arc, a chord distance of 200.98 feet, the bearing of said chord being South 82° 57’ 37” East; (3) continue on last said arc, a chord distance of 158.04 feet to the point of beginning. The bearing of said chord being South 80° 35’ 38” East; (4) continue on last said arc, a chord distance of 71.62 feet, the bearing of last chord being South 79° 04’ 49” East to the point of tangency of said curve; (5) thence continue along said North right of way line, South 78° 36’ 30” East, 170.25 feet; thence North 01° 23’ 30” East, 304.63 feet; thence North 78° 36’ 30” West, 117.35 feet to the point of curvature of a curve concave Southwesterly and having a radius of 4647.18 feet; thence Westerly around and along the arc of said curve, an arc distance of 111.93 feet, said arc having a chord bearing and distance of North 79° 17’ 54” West, 111.92 feet; thence South 10° 00’ 42” West, 48.96 feet; thence North 80° 00’ 00” West, 5.00 feet; thence South 01° 23’ 30” West, 254.03 feet to the point of beginning.

and

PARCEL B:

A parcel of land situated in Section 5, Township 4 South, Range 26 East, Clay County, Florida; said parcel being more particularly described as follows: Commence at the intersection of the former Easterly line of Blanding Boulevard ( State Road No. 21 as formerly established as a 100 foot right of way) with the centerline of Wells Road ( a 100 foot wide County Road according to Official Records Book 157, pages 539-544 of the Public Records of said County); thence on said centerline run South 88° 36’ 30” East, 2329.90 feet; thence North 01° 23’ 30” East, 50.00 feet to the North line of said Wells Road; thence on last said line run the following three courses; (1) on the arc of a curve concave Southwesterly and having a radius of 4347.18 feet, a chord distance of 327.95 feet, the bearing of said chord being South 86° 26’ 48” East; (2) continue on last said arc, a chord distance of 200.98 feet to the point of beginning, the bearing of last said chord being South 82° 57’ 37” East; (3) continue on last said arc, a distance of 158.05 feet, said arc having a chord distance of 158.04 feet, the bearing of last said chord being South 80° 35’ 38” East; thence North 01° 23’ 30” East, 254.03 feet; thence South 80° 00’ 00” East 5.00 feet; thence North 10° 00’ 42” East, 48.96 feet to a point situate in a curve concave Southwesterly and having a radius of 4647.18 feet; thence Westerly around and along the arc of said curve, 170.28 feet; said arc being subtended by a chord bearing and distance of North 81° 02’ 17” West, 170.27 feet; thence South 01° 23’ 30” West, 302.09 feet to the point of beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 23

LESS AND EXCEPT that portion conveyed by Warranty Deed to JP Car Wash Investments, LLC, a Florida limited liability company recorded in Official Records Book 2712, page 350, of the Public Records of Clay County, Florida.

and

PARCEL C:

Together with easement in Official Records Book 1337, page 345 of the Public Records of Clay County, Florida.

and

PARCEL D:

Together with a perpetual non-exclusive Easement for the benefit of Parcel A and B as created by Declaration of Covenants, Conditions, Restrictions and Easements recorded in Official Records Book 2712, page 330, for the purpose described therein over, under and across the lands described therein.

39. FEE PARCEL DESCRIPTION: UNIT 1034

PARCEL I

A part of the G.W. Perpall Grant, Section 41, Township 7 South, Range 30 East, St. Johns County, Florida, and being more particularly described as follows:

For a Point of Reference, commence at a Florida, D.O.T. nail and washer at the intersection of the centerline of the Southbound lane, U.S. Highway No. 1, and the centerline of State Road No. 312, as shown on Florida D.O.T. Right-of-way Map, Section No. 78002-2502, Sheet 3 of 13 (Said Point of Intersection lying 98.0 feet East of the Westerly Right-of-Way line of said U.S. Highway No. 1); thence South 89°54’15” East, along said centerline of State Road No. 312, a distance of 123.98 feet; thence at right angles to said centerline, South 00°05’45” West, a distance of 100.00 feet to the Southerly line of said State Road No. 312; thence along the Southerly Right-of-Way line of said State Road No. 312 as shown on said D.O.T. Right-of-Way Map and as recorded O.R. Volume 234, Page 623, of the Public Records of said County, South 89°54’15” East, a distance of 704.00 feet to the Point of Beginning; thence continue South 89°54’15” East, along said Right-of-Way line, a distance of 225.24 feet; thence South 00°08’00” West, a distance of 333.28 feet; thence North 89°52’00” West, a distance of 225.24 feet; thence a North 00°08’00” East, a distance of 333.13 feet to the Point of Beginning.

PARCEL II

A Non-Exclusive Easement for passage and use for the purpose of walking upon and driving vehicles upon, over and across all those sidewalks, entrances and drives on the driveway area as disclosed in Cross Easement Agreement between Scotty’s, Inc., a Florida corporation, New America Properties, Inc., a Delaware corporation, and Wal-Mart Properties, Inc., a Delaware corporation, dated as of March 22, 1983, recorded March 24, 1983 in O.R. Book 577, Pages 96 through 124; as affected by Supplement to Cross Easement Agreement, dated as of March 23, 1993, recorded March 26, 1993 in O.R. Book 984, Pages 1169 through 1183, St. Johns County Records.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 24

PARCEL III

A Non-Exclusive Easement for pedestrian and vehicular ingress and egress over and across all those sidewalks, driveways passageways as may exist from time to time on that certain real property described in Easement for Ingress and Egress granted to Southern Centers Associates, a Florida general partnership, from Apple South, Inc., a Georgia corporation, dated March 23, 1993, recorded March 26, 1993 in O.R. Book 984, Pages 1193 through 1196, St. Johns County Records.

PARCEL IV

A Non-Exclusive Easement for pedestrian and vehicular ingress and egress over and across the service road, as disclosed in Easement Agreement between Southern Center Associates, a Florida general partnership, and Connerty, Inc., a Florida corporation, dated November 30, 1993, recorded December 6, 1993 in O.R. Book 1024, Pages 1549 through 1562, St. Johns County Records.

PARCEL V

A Non-Exclusive Easement for the purpose of using a surface and storm water retention pond system as disclosed in Easement Agreement between Southern Center Associates, a Florida general partnership, and Connerty, Inc., a Florida corporation, dated November 30, 1993, recorded December 6, 1993 in O.R. Book 1024, Pages 1549 through 1562, St. Johns County Records.

PARCEL VI

A Non-Exclusive Easement for drainage of surface waters, storm water and for the construction, installation, operations and maintenance of drainage improvements and structures over, under and across that certain property described in Easement Agreement dated November 30, 1993, recorded December 6, 1993 in O.R. Book 1024, Pages 1549 through 1562, St. Johns County Records.

PARCEL VII

A Non-Exclusive Easement for pedestrian or vehicular, or both, ingress, egress and regress, as set forth in that certain Agreement by and between Staug Properties, Inc., a Florida corporation and Scotty’s, Inc., a Florida corporation recorded in Official Records Book 398, Page 164, and as affected by Amendment to Easement recorded in Official Records Book 481, Page 288, St. Johns County Records.

40. FEE PARCEL DESCRIPTION: UNIT 1035

Commence at the Department of Transportation from Pin on the Southerly Right-of-Way boundary of State Road No. 8 (Interstate 10), set iron pipe being North 89 degrees 23 minutes 03 seconds West 604.28 feet from the Easterly boundary of Section 8, Township 1 North, Range 1 East, Leon County, Florida, and run thence South 86 degrees 07 minutes 58 seconds West 135.97 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING leaving said Southerly Right-of-Way run South 00 degrees 58 minutes 58 seconds West 378.71 feet to a point on the Northerly Right-of-Way of Raymond Diehl Road, thence run North 83 degrees 44 minutes 30 seconds West along said Northerly Right-of-Way 157.71 feet, thence North 04 degrees 18 minutes 58 seconds East 15.06 feet, thence North 82 degrees 57 minutes 27 seconds West along said Northerly Right-of-Way 128.81 feet, thence leaving said Northerly Right-of-Way run North 07 degrees 02 minutes 33 seconds East 114.14 feet, thence North 15

Legal Descriptions

Subordination Agreement

Exhibit A – Page 25

degrees 23 minutes 55 seconds West 131.30 feet, thence North 60 degrees 53 minutes 19 seconds West 14.63 feet, thence North 15 degrees 31 minutes 47 seconds West 78.80 feet to a point on the Southerly Right-of-Way of said State Road No. 8, thence run South 88 degrees 53 minutes 50 seconds East along said Southerly Right-of-Way 179.19 feet, thence North 86 degrees 07 minutes 58 seconds East 165.95 feet to the POINT OF BEGINNING.

Together with Grant of Access and Parking Easements from McKibbon Hotel Group of Tallahassee Florida, L.P., a Georgia limited partnership to Outback Steakhouse of Florida, Inc., a Florida corporation as set forth in that certain Agreement Imposing Restrictive Covenants, Granting Easements, and Creating Parking, Signage and Maintenance Obligations by and between McKibbon Hotel Group of Tallahassee Florida, L.P., a Georgia limited partnership and Outback Steakhouse of Florida, Inc., a Florida corporation recorded in Official Records Book 1803, Page 1510.

41. FEE PARCEL DESCRIPTION: UNIT 1036

COMMENCE AT THE NORTHWEST CORNER OF SECTION 32, TOWNSHIP 03 SOUTH, RANGE 14 WEST, BAY COUNTY, FLORIDA, THENCE SOUTH ALONG THE WEST LINE OF SAID SECTION 32 FOR 50.00 FEET TO THE SOUTH RIGHT OF WAY LINE OF 23RD STREET; THENCE SOUTH 89°19’39” EAST ALONG SAID SOUTH RIGHT OF WAY LINE FOR 254.92 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 89°19’39” EAST ALONG SAID SOUTH RIGHT OF WAY LINE FOR 200.00 FEET; THENCE SOUTH 01°05’48” WEST FOR 464.34 FEET TO THE NORTHERLY LINE OF LOT 5, EDGEWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 8, PAGE 68A, IN THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA; THENCE NORTH 62°08’12” WEST ALONG SAID NORTHERLY LINE OF LOT 5, FOR 0.76 FEET; THENCE NORTH 62°17’23” WEST ALONG THE NORTHERLY LINE OF LOT 3, EDGEWOOD, ACCORDING TO SAID PLAT, FOR 171.96 FEET; THENCE NORTH 62°27’44” WEST ALONG THE NORTHERLY LINE OF LOT 3, EDGEWOOD, ACCORDING TO SAID PLAT, FOR 50.91 FEET; THENCE NORTH 01°05’48” EAST FOR 362.82 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH A NON-EXCLUSIVE DRAINAGE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS SET FORTH IN THAT CERTAIN DECLARATION OF STORM DRAINAGE EASEMENT BY BARKLEY DEVELOPMENT COMPANY RECORDED SEPTEMBER 5, 1991 IN OFFICIAL RECORDS BOOK 1334, PAGE 1482 OF THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA.

42. FEE PARCEL DESCRIPTION: UNIT 1060

Parcel 1

Lot 1, Florida Center Turnpike—Cypress Creek Golf Course Residential & Commercial Area Plat No. 8, according to the plat thereof as recorded in Plat Book 34, Page 58, Public Records of Orange County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 26

Parcel 2

Together with those certain Non-Exclusive Easements for the benefit of Parcel 1 created by Non-Exclusive Reciprocal Easement Agreement recorded in Official Records Book 4875, Page 3323, Public Records of Orange County, Florida.

Parcel 3

Together with Easements for the benefit of Parcel 1 created by Lawing Lane Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 3870, page 2729, Public Records of Orange County, Florida.

43. FEE PARCEL DESCRIPTION: UNIT 1061

Parcel A:

A parcel of land lying in Section 29, Township 19 South, Range 30 East, being more particularly described as follows:

Beginning at the Northwest corner of the Southwest 1/4 of the Northeast 1/4 of the Northeast 1/4 of said Section 29; run North 89°38’09” East along the North line of the Southwest 1/4 of the Northeast 1/4 of the Northeast 1/4 of said Section 29 for a distance of 242.76 feet to the Westerly right of way line of Hickman Drive as shown on the plat of I-4 Industrial Park as filed in Plat Book 16 at Page 59 of the Public Records of Seminole County, Florida; thence run South 00°16’14” East along said last mentioned Westerly line for a distance of 289.81 feet; thence run South 89°55’33” West for a distance of 242.76 feet to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 29, thence run North 00°16’14” West along said last mentioned West line for a distance of 288.58 feet to the point of beginning, Less the West 10 feet thereof, all in the Public Records of Seminole County, Florida.

Parcel B:

Commencing at the Northeast corner of the Northeast 1/4 of Section 29, Township 19 South, Range 30 East, Seminole County, Florida, run South 00°18’16” East along the East line of said Northeast 1/4, 660.44 feet; thence South 89°38’03” West, 1298.40 feet for a point of beginning; thence run North 00°16’14” West, 49.77 feet; thence South 89°38’03” West, 345.92 feet to the Easterly right of way of State Road 400 (I-4); thence South 23°52’49” West along said right of way, 54.58 feet; thence North 89°38’03” East, 40.00 feet; thence North 00°16’14” West, 25.00 feet; thence North 89°41’12” East, 70.00 feet; thence South 00°16’14” East, 15.00 feet; thence North 89°38’03” East, 248.24 feet; thence South 00°16’14” East, 10.00 feet; thence North 89°38’03” East, 10 feet to the point of beginning and also being described as follows:

Commencing at the Northwest corner of the Southwest 1/4 of the Northeast 1/4 of the Northeast 1/4 of Section 29, Township 19 South, Range 30 East, according to the Plat of I-4 Industrial Park, as recorded in Plat Book 16, Pages 59 and 60, of the Public Records of Seminole County, Florida, run thence North 89°38’03” East more or less, 10.00 feet for a point of beginning; thence continue North 89°38’03” East, 10.00 feet; thence North 00°16’14” West, 49.77 feet; thence South 89°38’03” West, 345.92 feet to the Easterly right of way of State Road 400 (I-4); thence South 23°52’49” West along said right of way, 54.50 feet; thence North 89°38’03” East, 40.00 feet; thence North 00°16’14” West, 25.00 feet; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 27

North 89°41’12” East, 70.00 feet; thence South 00°16’14” East, 15.00 feet; thence North 89°38’03” East, 248.22 feet; thence South 00°16’14” East, 10.00 feet to the point of beginning.

Parcel C:

Together with Non-Exclusive Easement for the benefit of Parcel B as created in Easement Agreement recorded in Official Records Book 3020, Page 452, for the purpose described therein over, under and across lands described therein.

44. FEE PARCEL DESCRIPTION: UNIT 1063

That portion of Lot 2, Block 46 of the revised and corrected plat of Re-Subdivision of Subdivision of Silver Lakes Estates, according to the plat thereof as recorded in Plat Book 10, Pages 66 through 69, Public Records of Lake County, Florida, described as follows:

Commence at the Northwest corner of Lot 1, Block 46, of the above said revised and corrected plat of Re-Subdivision of Subdivision of Silver Lake Estates, (said point of commencement being a 6” x 6” concrete monument); thence run North 00°44’58’ East along the West line of Lot 4, of Block 45 of said subdivision a distance of 146.50 feet to the Southwesterly right of way line of State Road 500, U.S. Highway 441; thence run South 71°26’06” East along said right of way line a distance of 476.58 feet to the point of beginning; thence continue South 71°26’06” East along said right of way line a distance of 207.00 feet to the intersection with the East line of Lot 2, Block 46; thence departing said right of way line run South 00°19’45” East along said East line a distance of 302.23 feet; thence departing the East line of Lot 2, run North 89°37’35” West, a distance of 175.08 feet to the point of curvature of a curve concave Northeasterly and having a radius of 33.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 90°00’00” a distance of 51.84 feet to the point of tangency thereof; thence run North 00°22’25” East, a distance of 307.72 feet to the point of curvature of a curve concave Southeasterly and having a radius of 48.00 feet; thence run Northeasterly along the arc of said curve through a central angle of 32°56’36” a distance of 27.60 feet to the abovementioned Southwesterly right of way line of State Road 500, U.S. Highway 441 and the point of beginning.

Together with:

Non-exclusive and perpetual Easements as reserved in Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 1660, Page 1002; as re-recorded in Official Records Book 1662, Page 2431, as amended by First Amendment to Declaration recorded in Official Records Book 1827, Page 276, Public Records of Lake County, Florida.

45. FEE PARCEL DESCRIPTION: UNIT 1101

All that tract or parcel of land lying and being in Land Lot 345 of the 13th Land District of Bibb County, Georgia, being more particularly described as follows: BEGINNING AT A POINT where the North margin of the right-of-way of Riverplace Drive (variable right-of-way) intersects with the East margin of the right-of-way of Arkwright Road (variable right-of-way) and from said POINT run north 81 degrees 30 minutes 21 seconds east along the North margin of the right-of-way of Riverplace Drive a distance of 67.74 feet to a point; thence run in a Northeasterly direction along the North margin of the right-of-way of Riverplace Drive an arc distance of 82.73 feet (which arc has a radius of 359.92 feet, a delta angle of 13 degrees 10 minutes 11 seconds, a chord course of north 88 degrees 05 minutes 15

Legal Descriptions

Subordination Agreement

Exhibit A – Page 28

seconds east and a chord distance of 82.55) feet to a point marked by a Nail set in asphalt which is the TRUE POINT OF BEGINNING; thence leaving the North margin of the right-of-way of Riverplace Drive and from said TRUE POINT OF BEGINNING run north 21 degrees 34 minutes 15 seconds east a distance of 170.27 feet to a point marked by an iron pin; thence run north 03 degrees 24 minutes 58 seconds east a distance of 110.0 feet to a point marked by a one-half inch Rebar; thence run north 03 degrees 24 minutes 58 seconds east a distance of 7.60 feet to a point marked by an iron pin; thence run north 64 degrees 45 minutes 28 seconds east a distance of 137.66 feet to a point marked by an iron pin; thence run south 68 degrees 25 minutes 45 seconds east a distance of 154.96 feet to a point marked by an iron pin; thence run south 24 degrees 19 minutes 06 seconds west a distance of 115.47 feet to a point marked by an iron pin; thence run south 24 degrees 19 minutes 06 seconds west a distance of 24.73 feet to a point marked by an iron pin; thence run south 08 degrees 28 minutes 32 seconds east a distance of 91.56 feet to a point marked by an iron pin; thence run south 06 degrees 39 minutes 55 seconds west a distance of 56.87 feet to a point marked by an iron pin; thence run south 29 degrees 22 minutes 26 seconds west a distance of 123.93 feet to a point on the North margin of the right-of-way of River Place Drive marked by an iron pin; thence run north 46 degrees 50 minutes 25 seconds west along the North margin of the right-of-way of Riverplace Drive 13.36 feet to a point marked by an iron pin; thence run in a Northwesterly direction along the North margin of the right-of-way of Riverplace Drive an arc distance of 241.75 feet (which arc has a radius of 359.92 feet, a delta angle of 38 degrees 29 minutes 06 seconds, a chord course of north 66 degrees 04 minutes 38 seconds west and a chord distance of 237.23 feet) to a point marked by a Nail set in asphalt and the TRUE POINT OF BEGINNING. Said property is shown as TRACT “A”, containing 2.0377 acres, on a certain map or plat of survey entitled “Boundary Survey for Carrabba’s Restaurant”, prepared by Donaldson, Garrett & Associates, Inc. (James P. Garrett, Georgia Registered Surveyor No. 2466), dated October 22, 1994, revised November 22, 1994, and recorded in Plat Book 87, Pages 992 and 993, Bibb County, Georgia Records, to which map or plat of survey and the record thereof reference is hereby made for all purposes in aid of the description of said property.

TOGETHER WITH, as appurtenance, all those real property rights which benefit the property as contained in the Easement from Southeast Timberlands, Inc. to J. Gordon Bennett, III, filed May 2, 1991 at Deed Book 1987, Page 270, aforesaid records.

46. FEE PARCEL DESCRIPTION: UNIT 1102

ALL THAT TRACT or parcel of land lying and being in Land Lot 208 of the 20th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

BEGINNING at an iron pin set (1/2-inch rebar) at the intersection of the northwest right-of-way of Ernest Barrett Parkway (right-of-way varies) with the northeast right-of-way of Cobb Place Drive (right-of-way varies); thence along the northeast right-of-way of Cobb Place Drive South 73 degrees 40 minutes 36 seconds West 45.78 feet to an iron pin set; thence North 75 degrees 30 minutes 22 seconds West 33.92 feet to an iron pin set; thence North 35 degrees 33 minutes 35 seconds West 277.43 feet to an iron pin set (1/2-inch rebar); thence leaving said right-of-way North 54 degrees 26 minutes 25 seconds East 207.70 feet to an iron pin set; thence along an arc 29.02 feet subtended by a chord bearing North 56 degrees 13 minutes 43 seconds East and a chord distance of 29.01 feet with a radius of 465.04 feet to an iron pin set; thence South 35 degrees 33 minutes 35 seconds East 309.11 feet to an iron pin set on the northwest right-of-way of Earnest Barrett Parkway; thence along said right-of-way South 54 degrees 26 minutes 25 seconds West 55.61 feet to an iron pin set; thence South 35 degrees 33 minutes 35 seconds East 8.50 feet to an iron pin set; thence South 54 degrees 26 minutes 25 seconds West 116.09 feet to the POINT OF BEGINNING. Said tract being 1.687 acres (73,973.06 square feet) more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 29

47. FEE PARCEL DESCRIPTION: UNIT 1108

ALL THAT TRACT or parcel of land lying and being in Land Lot 110 of the 12th District of Clayton County, Georgia, being more particularly described as follows:

Commence at a point at the intersection of the southwesterly right-of-way line of Mt. Zion Road (variable right-of-way) with the northwesterly right-of-way line of Mt. Zion Circle (50-foot right-of-way); proceed thence northwesterly along the right-of-way of Mt. Zion Road a distance of 1504.23 feet to a point, said point being the TRUE POINT OF BEGINNING; proceed thence South 43 degrees 14 minutes 51 seconds West a distance of 261.11 feet to a point; proceed thence North 46 degrees 45 minutes 09 seconds West a distance of 193.00 feet to point; proceed thence North 43 degrees 14 minutes 51 seconds East a distance of 260.90 feet to point; proceed thence South 46 degrees 48 minutes 52 seconds East a distance of 193.00 feet to a point, said point being the TRUE POINT OF BEGINNING; containing 1.16 acres more or less and being shown on ALTA/ACSM Survey for: Fourth Quarter Properties XI, LLC, SouthTrust Bank of Georgia, N.A., Carrabba’s Italian Grill, Inc., Baker & Hostetler, L.P. and First American Title Insurance Company, made by Travis Pruitt & Associates, P.C., bearing the seal of Travis N. Puritt, Sr., GA R.L.S. No. 1729, dated April 19, 1997, last revised April 29, 1997, which survey is incorporated herein by this reference and made a part hereof.

TOGETHER WITH the rights, privileges, easements and burdens granted under that certain Declaration of Operations, Easements, Covenants and Restrictions by Fourth Quarter Properties XI, LLC, a Georgia limited liability company dated April 29, 1997, recorded in Deed Book 3033, Page 4, Clayton County, Georgia records.

48. FEE PARCEL DESCRIPTION: UNIT 1116

ALL THAT TRACT OR PARCEL OF LAND lying and being in the 241st District, G.M., Clarke County, Georgia, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at a point located at the Southwest corner of the intersection of the Southwesterly right-of-way line of Timothy Road (which right-of-way is 100 feet) and the Southerly right-of-way line of Athens-Atlanta Highway (U.S. 78, a 200 foot right-of-way); running thence Southwesterly along the Southerly line of the right-of-way of said Athens-Atlanta Highway and along the arc of a curve (which arc has a radius of 2,944.79 feet and a chord distance of 53.85 feet on a bearing of South 81 degrees 03 minutes 35 seconds West), a distance of 53.85 feet to a point, which point is the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING and leaving the southerly right-of-way line of said Athens-Atlanta Highway, running thence South 01 degrees 02 minutes 30 seconds East a distance of 285.07 feet to a point; running thence South 89 degrees 50 minutes 10 seconds West a distance of 180.00 feet to a point; running thence North 01 degrees 02 minutes 31 seconds West a distance of 264.63 feet to a point located on the southerly right-of-way line of said Athens-Atlanta Highway; running thence Northeasterly along the Southerly right-of-way line of said Athens-Atlanta Highway and along the arc of the curve to the left (which arc has a radius of 2,944.79 feet and a chord distance of 180.5 feet on a bearing of North 83 degrees 20 minutes 56 seconds East) a distance of 180.87 feet to a point; which point is the TRUE POINT OF BEGINNING, according to a plat of survey for ShowBiz Pizza Place, Inc., dated September 15, 1982, by Ben McLeroy, Georgia Registered Land Surveyor #1184.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 30

Tax Map Reference Number 074C A056D

49. FEE PARCEL DESCRIPTION: UNIT 1119

ALL THAT TRACT or parcel of land lying and being in Land Lot 649 of the 16th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a point located on the eastern side of the land lot line being common to Land Lots 719 and 720 of the aforesaid district, section and county and the northwestern right-of-way line of Barrett Parkway (formerly known as New Roberts Road and having a 120-foot right-of-way width); thence leaving the eastern side of the land lot line being common to Land Lots 719 and 720, run in a southwesterly direction along the northwestern right-of-way line of Barrett Parkway South 54 degrees 26 minutes 25 seconds West a distance of 674.89 feet to a point located on the southwestern right-of-way line of a private road known as Cobb Place Parkway (formerly known as New Street B) and having a variable right-of-way width); thence leaving the northwestern right-of-way line of Barrett Parkway, run along the southwestern, northwestern and western right-of-way lines of Cobb Place Parkway the following four (4) courses and distances and following the curvature thereof: (1) along the arc of a 72.444-foot radius curve to the left having an arc distance of 113.80 feet to a point (said arc being subtended by a chord lying to the west thereof bearing North 09 degrees 26 minutes 44 seconds East and being 102.45 feet in length); (2) along the arc of a 177.405-foot radius curve to the right having an arc distance of 239.38 feet to a point (said arc being subtended by a chord lying to the east thereof bearing North 03 degrees 05 minutes 43 seconds East and being 221.62 feet in length); (3) North 41 degrees 45 minutes 00 seconds East a distance of 213.30 feet to a point; and (4) along the arc of a curve of a 139.60-foot radius curve to the left having an arc distance of 99.29 feet to a point (said arc being subtended by a chord lying to the west thereof bearing North 21 degrees 22 minutes 30 seconds East and being 97.21 feet in length); thence leaving the western right-of-way line of Cobb Place Parkway, run South 89 degrees 00 minutes 00 seconds East, a distance of 25.00 feet to a point; said point being the centerline of Cobb Place Parkway and the eastern boundary line of Grantor’s property; thence along the centerline of Cobb Place Parkway and the eastern boundary line of Grantor’s property, run North 01 degree 00 minutes 00 seconds East, a distance of 486.58 feet to a point; thence leaving the centerline of Cobb Place Parkway and the eastern boundary line of Grantor’s property, run the following two (2) courses and distances: (1) North 89 degrees 00 minutes 00 seconds West a distance of 279.00 feet to a point; and (2) South 01 degree 00 minutes 00 seconds West, a distance of 197.69 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING, as thus established, run the following four (4) courses and distances: (1) South 89 degrees 00 minutes 00 seconds East a distance of 244.00 feet to an iron pin placed; (2) South 01 degree 00 minutes 00 seconds West a distance of 151.05 feet to an iron pin placed; (3) North 89 degrees 00 minutes 00 seconds West a distance of 244.00 feet to a nail in cap placed; and (4) North 01 degree 00 minutes 00 seconds East a distance of 151.05 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above described property contains 0.846 acres more or less, and is shown on and described according to that certain survey prepared for Outback Steakhouse of Florida, Inc., Andrew Weiss, P.C. and Chicago Title Insurance Company by Watts & Browning Engineers, Inc., (G.M. Gillespie, Georgia Registered Land Surveyor No. 2121), dated May 23, 1994, last revised July 7, 1994, which survey is incorporated herein by this reference and made a part of this description.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 31

TOGETHER WITH the rights, privileges and easements granted under that certain Limited Warranty Deed recorded in Deed Book 3548, Page 367, Cobb County, Georgia records.

TOGETHER WITH the rights, privileges and easements granted under that certain Cobb Place Reciprocal Easement Agreement dated August 14, 1985, recorded in Deed Book 3607, Page 23, Cobb County, Georgia records; as assigned by that certain Assignment and Assumption Agreement from CA Cobb Retail Investors, Ltd. to Cobb Retail Associates, a Georgia general partnership, dated February 11, 1986, filed for record March 10, 1986, recorded in Deed Book 3851, Page 171, aforesaid county records; as amended by that certain Amendment to Cobb Place Reciprocal Easement Agreement dated November 28, 1990, filed for record December 7, 1990, recorded in Deed Book 5949, Page 516, aforesaid county records; as affected by that certain Easement and Indemnity Agreement dated August 8, 1991, filed of record August 9, 1991, recorded in Deed Book 6223, Page 433, aforesaid county records; as further amended in deed Book 8494, Page 552, aforesaid county records.

TOGETHER WITH the rights arising from that certain Easement and Indemnity Agreement dated August 8, 1991, filed of record August 9, 1991, recorded in Deed Book 6223, Page 433, aforesaid county records.

TOGETHER WITH the rights, privileges and easements granted under that certain Amendment and Restatement of Easement Agreement by and between Senior Corp. and Cobb Retail Associates, et al., dated August 20, 1986, filed for record November 6, 1986, recorded in Deed Book 4195, Page 316, Cobb County, Georgia records and in Deed Book 4195, Page 376, aforesaid county records.

TOGETHER WITH the rights, privileges and easements granted under that certain Easement Agreement by and between Jose Manuel Lomelin, et al., and Cobb Retail Associates, et al., dated August 22, 1986, filed for record November 6, 1986, recorded in Deed Book 4195, Page 435, Cobb County, Georgia records and in Deed Book 4195, Page 458, aforesaid county records.

50. FEE PARCEL DESCRIPTION: UNIT 1120

ALL THAT TRACT or parcel of land lying and being in Land Lot 23 of the 1st District, 5th Section, City of Douglasville, Douglas County, Georgia, said tract or parcel further described as follows:

To find the Point of Beginning commence at a concrete right-of-way monument found at the intersection of the westerly right-of-way line of Chapel Hill Road (r/w varies) and the northerly right-of-way line of Douglas Boulevard (100 ft r/w); thence the following courses and distances along the northerly right-of-way line of Douglas Boulevard to the Point of Beginning: North 87 degrees 28 minutes 24 seconds West for a distance of 56.11 feet to a point; thence along a curve to the right having a radius of 522.96 feet and an arc length of 126.25 feet, being subtended by a chord of North 80 degrees 47 minutes 54 seconds West for a distance of 125.94 feet to an iron pin found on the northerly right-of-way line of Douglas Boulevard said iron pin found being the Point of Beginning; thence the following courses and distances along the northerly right-of-way line of Douglas Boulevard along the arc of a curve to the right having a radius of 522.96 feet and an arc length of 75.56 feet, being subtended by a chord of North 69 degrees 44 minutes 36 seconds West for a distance of 75.49 feet to a point; thence North 65 degrees 36 minutes 15 seconds West for a distance of 166.95 feet to a point; thence along a curve to the left having

Legal Descriptions

Subordination Agreement

Exhibit A – Page 32

a radius of 622.96 feet and an arc length of 67.35 feet, being subtended by a chord of North 68 degrees 42 minutes 05 seconds West for a distance of 67.32 feet to an iron pin found; thence North 18 degrees 12 minutes 05 seconds East for a distance of 186.89 feet leaving the northerly right-of-way line of Douglas Boulevard to an iron pin found; thence North 77 degrees 01 minute 09 seconds East for a distance of 167.34 feet to an iron pin found; thence South 27 degrees 21 minutes 53 seconds East for a distance of 134.90 feet to an iron pin found; thence South 00 degrees 34 minutes 12 seconds East for a distance of 214.88 feet to an iron pin found on the northerly right-of-way line of Douglas Boulevard said iron pin found being the Point of Beginning. Together with and subject to covenants, easements and restrictions of record. Said parcel contains 1.471 acres, more or less.

TOGETHER WITH A 50 FOOT ACCESS EASEMENT being more particularly described as ALL THAT TRACT or parcel of land lying and being in Land Lot 23 of the 1st District, 5th Section, City of Douglasville, Douglas County, Georgia, said tract or parcel further described as follows:

To find the Point of Beginning commence at a concrete right-of-way monument found at the intersection of the westerly right-of-way lien of Chapel Hill Road (r/w varies) and the northerly right-of-way line of Douglas Boulevard (100 ft r/w); thence the following courses and distances along the northerly right-of-way line of Douglas Boulevard: North 87 degrees 28 minutes 24 seconds West for a distance of 56.11 feet to a point; thence along a curve to the right having a radius of 522.96 feet and an arc length of 126.25 feet, being subtended by a chord of North 80 degrees 47 minutes 54 seconds for a distance of 125.94 feet to an iron pin found; thence North 00 degrees 34 minutes 12 seconds West for a distance of 214.88 feet leaving the northerly right-of-way line of Douglas Boulevard to an iron pin found; thence North 27 degrees 21 minutes 53 seconds West for a distance of 134.90 feet to an iron pin found at the Point of Beginning; thence South 77 degrees 01 minute 09 seconds West for a distance of 167.34 feet to an iron pin found; thence North 18 degrees 12 minutes 05 seconds East for a distance of 58.73 feet to an iron pin set on the southerly right-of-way line of Interstate I-20; thence North 77 degrees 00 minutes 22 seconds East for a distance of 168.68 feet along the southerly right-of-way line of Interstate I-20 to an iron pin set; thence South 12 degrees 59 minutes 38 seconds East for a distance of 50.28 feet leaving the southerly right-of-way line of Interstate I-20 to an iron pin set; thence South 77 degrees 01 minute 09 seconds West for a distance of 31.75 feet to an iron pin found and the Point of Beginning.

TOGETHER WITH the rights, privileges, easements and burdens contained in that certain Perpetual Easement as contained in that certain General Warranty Deed from Benchmark United, Inc. to J.R. Morgan Oil Company, Inc., dated September 8, 1993, filed of record September 13, 1993, recorded in Deed Book 833, Page 527, aforesaid county records.

TOGETHER WITH the rights, privileges, easements and burdens contained in that certain Mutual Access, Non-Exclusive Parking and Sewer and Utility Easement Agreement by and between Benchmark United, Inc. and Outback Steakhouse of Florida, Inc., dated Nov. 2, 1995, filed of record Nov. 11, 1995, as recorded in Deed Book 971, page 489, aforesaid county records. Easement Agreement and Amendment to Mutual Access, Non-Exclusive Parking and Sewer and Utility Easement Agreement by and between Benchmark United, Inc. and Outback Steakhouse of Florida, Inc., dated Sept. 13, 1999, filed of record Sept. 15, 1999, as recorded in Deed Book 1281, page 467, aforesaid county records.

51. FEE PARCEL DESCRIPTION: UNIT 1121

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 229 of the 16th District of Rockdale County, Georgia, and being more particularly described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 33

TO FIND THE TRUE POINT OF BEGINNING, commence at a concrete monument found at the intersection of the southern right of way line of Old Covington Highway (Old S.R. 12) (50 foot right of way) and the western right of way line of Old Covington Access Road; run thence South 18 degrees 23 minutes 22 seconds West for a distance of 101.18 feet to an iron pin found; thence South 44 degrees 25 minutes 23 seconds West for a distance of 81.50 feet, to a point; thence along a curve to the left having a radius of 192.00 feet for an arc length of 100.57 feet , being subtended by a chord of South 58 degrees 00 minutes 57 seconds West having a chord distance of 99.43 feet; thence along a curve to the left having a radius of 193.00 feet and an arc length of 13.36 feet, being subtended by a chord of South 46 degrees 22 minutes 32 seconds West having a chord distance of 13.35 feet to a concrete monument found and the TRUE POINT OF BEGINNING; from the true point of beginning thus established, run thence South 43 degrees 54 minutes 54 seconds West for a distance of 343.52 feet to a concrete monument found; thence South 64 degrees 07 minutes 57 seconds West for a distance of 53.00 feet to a point; thence North 11 degrees 58 minutes 22 seconds West for a distance of 309.56 feet to a point; thence North 38 degrees 11 minutes 13 seconds East for a distance of 61.40 feet to a point; thence South 89 degrees 20 minutes 21 seconds East for a distance of 231.39 feet to a point; thence South 46 degrees 05 minutes 06 seconds East for a distance of 112.22 feet to a concrete monument found and the TRUE POINT OF BEGINNING, containing 1.68 acres and shown on that certain site Exhibit for Hugh W. Cheek prepared by Patrick & Associates, Inc., dated June 19, 1995, last revised November 7, 1995.

Tax Map Reference Number 072-0-01-014B

TOGETHER WITH the rights, privileges, easements and burdens granted under that certain Easement Agreement by and among Hugh W. Cheek, The Estate of Georgie D. Cheek, and Chatto Fields, II Limited Partnership, and Cracker Barrel Old Country Store, Inc., dated November 15, 1995, filed for record November 15, 1995, recorded in Deed Book 1174, Page 108, aforesaid Records, as amended by Amended Easement Agreement by and among Chatto Fields II, Limited Partnership, Hugh W. Cheek, individually and Hugh W. Cheek, as Executor under the Last Will and Testament of Georgie E. Cheek, a/k/a Mrs. Omar R. Cheek, and Cracker Barrel, dated December 4, 1995, filed for record December 21, 1995 at 3:29 p.m., recorded in Deed Book 1187, Page 1, aforesaid records, as supplemented by Supplement to Easement Agreement by and amount Hugh W. Cheek, The Estate of Georgie D. Cheek, and Chatto Fields II Limited Partnership, a Georgia limited partnership, dated October 21, 1996, filed for records October 23, 1996 at 4:58 p.m., recorded in Deed Book 1290, Page 192, aforesaid records.

52. FEE PARCEL DESCRIPTION: UNIT 1122

AS TO THE 2.268 ACRES:

TRACT 1

ALL THAT TRACT or parcel of land lying and being in Land Lot 152 of the 7th Land District of Gwinnett County, Georgia and being more particularly described as follows:

BEGINNING at a point formed by the intersection of the northwest 90 foot right-of-way of Old Peachtree Road and the southwest 80 foot right-of-way of Gwinco Boulevard if extended; thence in a northerly direction along the 80 foot right-of-way of Gwinco Boulevard for a distance of 1197.01 feet to a 1/2” rebar set, said point being the TRUE POINT OF BEGINNING; thence leaving said right-of-way North 40 degrees 14 minutes 20 seconds West for a distance of 240.00 feet to a 1/2” rebar set; thence North 51 degrees 26 minutes 50 seconds East for a distance of 280.00 feet to a 1/2” rebar set; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 34

South 40 degrees 14 minutes 20 seconds East for a distance of 240.00 feet to a 1/2” rebar set on the northwest right-of-way of Gwinco Boulevard; thence along said right-of-way South 51 degrees 26 minutes 50 seconds West for a distance of 251.25 feet to a point; thence leaving said right-of-way North 35 degrees 11 minutes 32 seconds West for a distance of 115.48 feet to a point; thence South 00 degrees 14 minutes 34 seconds for a distance of 19.69 feet to a point; thence South 51 degrees 26 minutes 50 seconds West for a distance of 17.45 feet to a point; said point being the POINT OF BEGINNING; sold property contains 1.540 acres more or less.

TRACT 2

ALL THAT TRACT or parcel of land lying and being in Land Lot 152 of the 7th Land District of Gwinnett County, Georgia and being more particularly described as follows:

BEGINNING at a point formed by the intersection of the northwest 90 foot right-of-way of Old Peachtree Road and the southwest 80 foot right-of-way of Gwinco Boulevard if extended; thence in a northerly direction along the 80 foot right-of-way of Gwinco Boulevard for a distance of 1197.01 feet to a 1/2” rebar set; thence leaving said right-of-way North 40 degrees 14 minutes 20 seconds West for a distance of 240.00 feet to a 1/2” rebar set; thence North 51 degrees 26 minutes 50 seconds East for a distance of 53.14 feet to a 1/2” rebar set, said point being the TRUE POINT OF BEGINNING; thence North 35 degrees 00 minutes 55 seconds West for a distance of 100.60 feet to a 1/2” rebar set; thence South 54 degrees 59 minutes 05 seconds West for a distance of 50.00 feet to a 1/2” rebar set; thence North 35 degrees 00 minutes 55 seconds West for a distance of 55.09 feet to a 1/2” rebar set on the southeast right-of-way of Interstate 85; thence along said right-of-way North 45 degrees 17 minutes 55 seconds East for a distance of 215.97 feet to a 1/2” rebar set; thence leaving said right-of-way South 36 degrees 53 minutes 10 seconds East for a distance of 181.69 feet to a 1/2” rebar set; thence South 51 degrees 26 minutes 50 seconds West for a distance of 169.14 feet to a 1/2” rebar set, said point being the POINT OF BEGINNING; said property contains 0.728 acres more or less.

AS TO THE 0.028 ACRES:

TRACT 3

ALL THAT TRACT or parcel of land lying and being in Land Lot 152 of the 7th Land District, Gwinnett County, Georgia and being more particularly described as follows:

To find the point of beginning, commence at the intersection of the centerline of Old Peachtree Road and the centerline of Lawrenceville-Suwanee Road; thence leaving said point and traveling in a northwesterly direction along said centerline of Lawrenceville-Suwanee Road 775.27 feet to a point on said centerline; thence leaving said centerline and traveling South 49 degrees 24 minutes 58 seconds West for a distance of 50.40 feet to a point at the intersection of the southwesterly right-of-way of Lawrenceville-Suwanee Road (right-of-way varies) and the northwesterly right-of-way of Gwinco Boulevard (80-foot right-of-way), said point being the TRUE POINT OF BEGINNING; thence from said point as thus established, continuing along said right-of-way of Gwinco Boulevard, South 49 degrees 24 minutes 58 seconds West for a distance of 45.00 feet to a point; thence leaving said right-of-way, North 40 degrees 35 minutes 02 seconds West for a distance of 26.71 feet to a point; thence North 49 degrees 24 minutes 59 seconds East for a distance of 45.44 feet to a point on the aforesaid southwesterly right-of-way of Lawrenceville-Suwanee Road; thence continuing along said right-of-way, South 39 degrees 38 minutes 33 seconds East for a distance of 26.71 feet to a point, said point being the TRUE POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 35

Said property contains 0.028 acres, as disclosed on that ALTA/ACSM Land Title Survey for Outback Steakhouse of Florida, Inc., prepared by Precision Planning, Inc., dated December 10, 2003, bearing the stamp and seal of Lee Jay Johnson, Georgia Registered Land Surveyor No. 2845, said survey being incorporated herein by reference.

53. FEE PARCEL DESCRIPTION: UNIT 1123

ALL THAT TRACT or parcel of land lying and being in Land Lot 171 of the 9th Land District, City of Gainesville, Hall County, Georgia said tract or parcel being more particularly described as follows:

To find the Point of Beginning commence at the intersection of the southerly right-of-way line of Georgia State Route 53 (r/w varies) and the easterly right-of-way line of relocated Green Hill Circle (r/w varies) if said right-of-way lines were extended to form an intersection instead of a miter. Thence South 48 degrees 54 minutes 00 seconds East for a distance of 23.86 feet along the extension of the right-of-way line of Georgia State Route 53 to an iron pin set at the intersection of the southerly right-of-way line of Georgia State Route 53 and the easterly right-of-way line of relocated Green Hill Circle; thence the following courses and distances along the southerly right-of-way line of Georgia State Route 53 to the Point of Beginning; thence South 48 degrees 54 minutes 00 seconds East for a distance of 223.00 feet to an iron pin set; thence South 48 degrees 54 minutes 00 seconds East for a distance of 53.22 feet to an iron pin set; thence along a curve to the left having a radius of 1513.34 feet and an arc length of 103.87 feet, being subtended by a chord of South 50 degrees 51 minutes 58 seconds East for a distance of 103.85 feet to an iron pin set, said iron pin set being the Point of Beginning; thence along a curve to the left having a radius of 1513.34 feet and an arc length of 150.48 feet, being subtended by a chord of South 55 degrees 40 minutes 52 seconds East for a distance of 150.42 feet continuing along the southerly right-of-way line of Georgia State Route53 to an iron pin set; thence South 41 degrees 06 minutes 00 seconds West for a distance of 76.02 feet leaving said southerly right-of-way line of Georgia State Route 53 to an iron pin set; thence South 48 degrees 54 minutes 00 seconds East for a distance of 37.63 feet to an iron pin set; thence South 41 degrees 06 minutes 00 seconds West for a distance of 299.78 feet to an iron pin set on the northerly right-of-way line of relocated Green Hill Circle; thence the following courses and distance along the northerly right-of-way line of relocated Green Hill Circle: North 04 degrees 18 minutes 40 seconds East for a distance of 40.42 feet to a hub and tac found; thence South 86 degrees 47 minutes 24 seconds West for a distance of 57.33 feet to a hub and tac found; thence North 48 degrees 52 minutes 22 seconds West for a distance of 121.77 feet to an iron pin set; thence North 41 degrees 06 minutes 00 seconds East for a distance of 365.66 feet leaving said northerly right-of-way line of relocated Green Hill Circle to an iron pin set on the southerly right-of-way line of Georgia State Route 53, said iron pin set being the Point of Beginning. Said tract or parcel containing 1.514 acres more or less or 65,932 square feet more or less as per plat of survey for Outback Steakhouse of Florida, Inc. and First American Title Insurance Company dated January 8, 1997, revised January 16, 1997 and January 22, 1997, by Glenn A. Valentino, Georgia Registered Land Surveyor No. 2528 of Valentino & Associates, Inc. which plat of survey is by this reference incorporated herein. Said property being 1.514 acres (65,932 square feet) more or less.

TOGETHER WITH the rights, privileges, easements and burdens contained in that certain Declaration of Restrictive Covenants and Grant of Easements by Stafford Properties, Inc., dated February 14, 1997, filed of record February 18, 1997, recorded in Deed Book 2806, Page 218, Hall County, Georgia

Legal Descriptions

Subordination Agreement

Exhibit A – Page 36

records; as amended by that certain Amended Declaration of Restrictive Covenants and Grant of Easements by Stafford Properties, Inc., Party City of America, Inc., AEI Net Lease Income & Growth Fund XIX, Brinker Georgia, Inc., Outback Steakhouse of Florida, Inc., BV Rentals of Georgia, L.L.C., AmSouth Bank of Alabama, B&W Restaurants, LLC, Lancy W. Gotfredson, and Community Bank & Trust, dated September 4, 1997, filed of record September 5, 1997, recorded in Deed Book 2962, Page 237, aforesaid county records.

54. FEE PARCEL DESCRIPTION: UNIT 1124

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 135 of the 7th Land District, Fayette County, Georgia, and being more particularly describes as follows:

BEGIN at an iron pin found on the southerly right of way line of Peachtree Parkway (130 foot right of way), which point lies South 84 degrees 8 minutes 43 seconds East a distance of 315.27 feet from the intersection of said right of way line of Peachtree Parkway with the southeasterly right of way line of Georgia State Route No. 74 (right of way varies), and run thence along said right of way line of Peachtree Parkway South 84 degrees 8 minutes 43 seconds East a distance of 347.80 feet to an iron pin found; run thence South 39 degrees 8 minutes 43 seconds East a distance of 70.71 feet to an iron pin found; run thence South 5 degrees 51 minutes 17 seconds West a distance of 180 feet to an iron pin found; run thence North 84 degrees 8 minutes 43 seconds West a distance of 397.80 feet to an iron pin found; run thence North 5 degrees 51 minutes 17 seconds East a distance of 230 feet to an iron pin found at the POINT OF BEGINNING as established above; being shown and described as Outlot #4 and Outlot #5, a total of 2.072 acres, containing 90, 244 square feet, on that certain boundary and topographic survey prepared for Outback Steakhouse of Florida, Inc., and First American Title Insurance Company, by Armstrong Land Surveying, Inc., Robert T. Armstrong, Georgia Registered Land Surveyor #1901, dated October 31, 1996, last revised January 6, 1997.

TOGETHER WITH the easement rights applicable to said property and SUBJECT TO those matters contained in that certain Restriction, Operating and Easement Agreement by and between Sofran Peachtree City, L.L.C., and Peachtree City Holdings, L.L.C., dated December 1, 1995, recorded in Deed Book 1028, Page 145, Fayette County, Georgia Records; as amended by that certain First Amendment to Restriction, Operating and Easement Agreement, dated March 14, 1996, recorded in Deed Book 1052, Page 491, aforesaid records; as further amended by that certain Second Amendment to Restriction, Operating and easement Agreement, dated September 4, 1996, recorded in Deed Book 1106, Page 378, aforesaid records; as further amended by that certain Third Amendment to Restriction, Operating and Easement Agreement, dated January 22, 1997, recorded in Deed Book 1122, Page 399, aforesaid records; as further amended by that certain Fourth Amendment to Restriction, Operating and Easement Agreement, dated January 24, 1997, recorded in Deed Book 1122, Page 403, aforesaid records; as further amended by that certain Fifth Amendment to Restriction, Operating and Easement Agreement, dated December 30, 1999, and recorded December 30, 1999, at Deed Book 1461, Page 399, aforesaid records; and as further amended by Sixth Amendment to Restriction, Operating and Easement Agreement, dated January 20, 2005, and recorded January 21, 2005, in Deed Book 2693, Page 1, aforesaid records; and as further amended by Seventh Amendment to Restriction, Operating and Easement Agreement, dated March 15, 2006, and recorded March 15, 2006, in Deed Book 2974, Page 469, aforesaid records.

Tax Map Reference Number 0736 078

Legal Descriptions

Subordination Agreement

Exhibit A – Page 37

55. FEE PARCEL DESCRIPTION: UNIT 1125

ALL THAT TRACT or parcel of land lying and being in Land Lots 193 and 204 of the 14th District, 2nd Section, Cherokee County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the intersection of Land Lots 192, 193, 204 and 205; thence travel along the land lot line common to Land Lots 193 and 204, South 01 degree 29 minutes 17 seconds West for a distance of 130.00 feet to a point, said point being the intersection of said land lot line and the westerly right-of-way of State Route 140; thence leaving said land lot line and traveling along said right-of-way along a curve to the left having a radius of 800.00 feet and an arc length of 30.94 feet, being subtended by a chord of South 34 degrees 14 minute 53 seconds East for a distance or 30.94 feet to a point, said point marked by a 1/2 inch rebar pin set, said point being the TRUE POINT OF BEGINNING. Thence along a curve to the left having a radius of 800.00 feet and an arc length of 19.30 feet, being subtended by a chord of South 36 degrees 02 minutes 50 seconds East for a distance of 19.30 feet to a 1/2 inch rebar set; thence South 36 degrees 10 minutes 36 seconds East for a distance of 197.53 feet to a 1/2 inch rebar set; thence South 17 degrees 26 minutes 20 seconds West for a distance of 47.20 feet to a 1/2 inch rebar set; thence South 36 degrees 10 minutes 35 seconds East for a distance of 29.79 feet to a 1/2 inch rebar set; thence leaving said right-of-way South 54 degrees 05 minutes 45 seconds West for a distance of 222.32 feet to a 1/2 inch rebar set; thence North 35 degrees 53 minutes 15 seconds West for a distance of 273.49 feet to a 1/2 inch rebar set; thence North 53 degrees 49 minutes 24 seconds East for a distance of 258.98 feet to a 1/2 inch rebar set; said point being the TRUE POINT OF BEGINNING. Said property contains 1.596 acres, more or less.

TOGETHER WITH the rights, privileges, easements and burdens granted under that certain Declaration of Restrictions, Covenants and Conditions and Grant of Easements by Bright-Sasser Canton, L.L.C, a Georgia limited liability company dated December 19, 1997, filed for record December 31, 1997, recorded in Deed Book 2939, Page 168, Cherokee County, Georgia records; as amended by that certain First Amendment to Declaration of Restrictions, Covenants and Grant of Easement dated July XX, 1998, filed for record August 14, 1998, recorded in Deed Book 3242, Page 255, aforesaid county records.

56. FEE PARCEL DESCRIPTION: UNIT 1133

Parcel 1 according to the plat of subdivision for Home Depot U.S.A., Inc., being the eastern one-half of Lot 4 of the Estate of Dorothy Salfner, 6th G.M. District, Savannah, Chatham County, Georgia, certified by William H. Saussy, Jr., GA. Reg. L.S. No 1216, dated November 23, 1993, and recorded in Subdivision Map Book 13-S, Folio 98, Chatham County, Georgia records.

TOGETHER WITH the perpetual easements granted under that certain Declaration of Joint Reciprocal Easement dated July 2, 1993 at Record Book 160-W, Folio 495, Chatham County, Georgia Records.

TOGETHER WITH the perpetual easements granted under that certain Reciprocal Easement and Operation Agreement, dated April 15, 1994 at Record Book 166-S, Folio 256, Chatham County, Georgia Records.

TOGETHER WITH and subject to (1) Easements with Covenants and Restrictions affecting Land, by and between SS Partnership and Lowe’s Home Centers, Inc., dated April 3, 1992, and recorded April 8, 1992, in Deed Book 153-P, page 448, Chatham County, Georgia Records; and (2) Declaration of

Legal Descriptions

Subordination Agreement

Exhibit A – Page 38

Covenants, Conditions and Restrictions for Southcase Shopping Center, by SS Partnership (and affirmed by Gladys B. Boykin and Paula B. Dewitt, Trustee under the Will of Paul R. Boykin, as Lessors), dated April 3, 1992, and recorded in Deed Book 153-P, page 483, Chatham County, Georgia Records.

Tax Map Reference Number 2-0695-01-021

LESS AND EXCEPT the property conveyed to the Georgia Department of Transportation by Quit Claim Deed at Deed Book 339-B, Page 324, and by Right of Way Deed from Private Restaurants Properties, LLC to the Department of Transportation, dated March 7, 2008, and recorded March 27, 2008, in Deed Book 339-B, Page 319, aforesaid records.

57. FEE PARCEL DESCRIPTION: UNIT 1134

All that tract or parcel of land lying and being in Land Lot 2 of the Second Land District in the City of Albany, Dougherty County, Georgia, and being Lot 4-A, Albany Square Subdivision and being a re-combination of Lot 4 and Lot 5, Albany Square Subdivision, as more fully shown on plant of survey of the property of Owen Aronov, Jake Aronov, Frank M. Johnston, Rand Warren Aronov, Jane Aronov Nafel, Freddi Lynn Aronov, and the Thelma A. Mendel Lifetime Trust, dated August 8, 1995 by Ritchey Marbury, III, Registered Land Surveyor No. 1495, and a copy of which is recorded in Plat Cabinet No. 1, Slide No. C-20, in the Office of the Clerk of the Superior Court of Dougherty County, Georgia, which plat and the recorded copy thereof is incorporated herein by reference for all purposes, and being more particularly described as follows:

COMMENCE at a point where the extension of the north right of way of Dawson Road intersects the extension of the west right of way of Westover Boulevard, which point would be the extended northwest corner of Dawson Road and Westover Boulevard; from this point run north 36 degrees 36 minutes 56 seconds east along the west right of way of Westover Boulevard for a distance of 386.54 feet to a point, continue along the west right-of-way of Westover Blvd., around a curve to the left which has an arc of 263.64 feet and a radius of 495.00 feet, the chord being north 21 degrees 21 minutes 28 seconds east for a distance of 260.54 feet to a point, thence continue along the west right of way of Westover Boulevard north 06 degrees 06 minutes 00 seconds east for a distance of 42.68 feet to a point, thence continue along the west right of way of Westover Boulevard north 52 degrees 45 minutes 00 seconds west for a distance of 8.19 feet to a point; thence continue along the west right of way of Westover Boulevard north 06 degrees 06 minutes 00 seconds east for a distance of 103.41 feet to the POINT OF BEGINNING; from the POINT OF BEGINNING run south 71 degrees 00 minutes 34 seconds west for a distance of 28.26 feet to a point; thence run north 52 degrees 45 minutes 00 seconds west for a distance of 143.33 feet to a point; thence run north 10 degrees 11 minutes 55 seconds west for a distance of 144.52 feet to a point; thence run 37 degrees 15 minutes 00 seconds east for a distance of 299.91 feet to a point; thence run south 72 degrees 05 minutes 15 seconds east for a distance of 203.39 feet to a point which is on the west right of way of Westover Boulevard; thence run along the west right of way of Westover Boulevard around a curve to the left which has an arc of 282.74 feet and a radius of 580.00 feet, the chord being south 34 degrees 47 minutes 00 seconds west for a distance of 279.95 feet to a point; thence continue along the west right of way of Westover Boulevard north 69 degrees 10 minutes 56 seconds west for a distance of 12.00 feet to a point; thence continue along the west right of way Westover Boulevard around a curve to the left which has an arc of 152.07 feet and a radius of 592.00 feet, the chord being south 13 degrees 27 minutes 32 seconds west for a distance of 151.65 feet to a point; thence continue along the west right of way of Westover Boulevard south 06 degrees 06 minutes 00 seconds west for a distance of 22.95 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 39

SAID plat is further shown and included on a plat of the property of Albany Square Subdivision by Ritchey M. Barbury, Registered Land Surveyor No. 1495, dated December 24, 1991, and recorded in Plat Cabinet No. 1, Slide No. B-100, aforesaid records.

TOGETHER with and subject to (1) Easements with Covenants and Restrictions Affecting Land dated April 29, 1992, filed for record May 29, 1992 and recorded in Deed Book 1203, Page 161, aforesaid records, and ratified pursuant to Ratification of Easements with Covenants and Restrictions Affecting Land filed for record August 20, 1993 and recorded in Deed Book 1314, Page 308; as modified by Modification Agreement dated September 22, 1995, recorded in Deed Book 1527, Page 282, permitting Lots 4 and 5 to be replatted as one lot; aforesaid records; (2) that certain Cross-Easement Agreement among Sears, Roebuck & Company; Belk’s Department Store of Albany, Georgia; Monumental-Albany, Inc.; Aaron Aronov; Perry Mendel; Aaron Aronov, as Executor and Trustee under the Will of Herman Aronov, deceased; C. N. Spence, as Administrator of Will Annexed of Last Will and Testament of Herman Aronov, deceased, under Ancillary Probate Proceedings in Dougherty County, Georgia; John N. Beisel; Jake Aronov; and David R. Stambaugh, dated December 3, 1976, recorded in Deed Book 574, beginning at Page 8, Dougherty County Land Records, as amended by Amendment to Cross-Easement Agreement, dated April 24, 1981, recorded in Deed Book 678, beginning at Page 364, Dougherty County Land Records, as amended by Second Amendment to Cross-Easement Agreement, executed in two counterparts, dated June 1, 1987, recorded in Deed Book 885, beginning at Page 100 and ending at Page 142, Dougherty County Land Records, and as further amended by Third Amendment to Cross-Easement Agreement, dated May 9, 1988, recorded in Deed Book 922, Page 153, Dougherty County Land Records; and (3) that certain Cross-Easement Agreement for ingress and egress among Sears, Roebuck and Company; Belk’s Department Store of Albany, Georgia; The Equitable Life Assurance Society of the United States; McDonald’s Corporation; Rex Radio and Television, Inc., Aaron Aronov, Perry Mendel, Aaron Aronov as Trustee of Trust B and Trust E under Item 4 of the Last Will and Testament of Herman Aronov, deceased, John N. Beisel, Jake Aronov and David R. Stambaugh, dated April 24, 1981, recorded in Deed Book 678, beginning at Page 364, Dougherty County Land Records, as amended by Agreements amending Easements for Ingress and Egress executed in two counterparts, dated June 1, 1987, and June 21, 1987, recorded in Deed Book 885, Page 143, and Deed Book 885, Page 171, Dougherty County Land Records, and as further amended by Second Amendment to Easement for Ingress and Egress, dated May 9, 1988, recorded in Deed Book 922, Page 168, Dougherty County Land Records, from Aaron Aronov, Perry Mendel, Jake Aronov, David R. Stambaugh, Rand Warren Aronov, Jane A. Naftel, Freddi Lynn Aronov, Owen Aronov, and Teri A. Diamond, to The Equitable Life Assurance Society of the United States, Aaron Aronov, as Trustee of the trust under Item IV of the Last Will and Testament of Herman Aronov, deceased, Aaron Aronov, Perry Mendel, Jake Aronov, David R. Stambaugh, Rand Warren Aronov, Jane A. Naftel, Freddi Lynn Aronov, Owen Aronov and Teri A. Diamond, Sears, Roebuck & Co., Belk’s Department Store of Albany, Georgia, J.C. Penny Properties, Inc., and J.C. Penny Company, Inc., McDonald’s Corporation and Rex Radio and Television, Inc., dated October 31, 1989, recorded in Deed Book 1020, beginning on Page 159, aforesaid Dougherty County, Georgia, Records.

Parcel 2-6J on tax Map 352

58. FEE PARCEL DESCRIPTION: UNIT 1135

All that tract or parcel of land situate, lying and being in Land Lot 15 of the 12th District of Lowndes County, Georgia, containing 1.710 acres, designated as Tract No. 2 on a map or play of survey prepared

Legal Descriptions

Subordination Agreement

Exhibit A – Page 40

by Transportation Systems Design, Inc. Engineers & Surveyors, dated December 11, 1996, and being more particularly described as follows: To find the TRUE POINT OF BEGINNING, commence at the intersection of southerly right of way of Georgia Highway No. 94 (84 foot right of way) and the westerly right of way of Club House Drive (60 foot right of way), said point being a concrete monument; thence south 25 degrees 56 minutes 06 seconds west for a distance of 189.22 feet along said right of way of Club House Drive to a  1/2 inch rebar; thence south 26 degrees 48 minutes 27 seconds west for a distance of 99.17 feet along said right of way to a  1/2 inch rebar; thence south 25 degrees 16 minutes 24 seconds west for a distance of 140.91 feet along said right of way to a  1/2 inch rebar; thence south 25 degrees 17 minutes 56 seconds west for a distance of 60.02 feet along said right of way to a  1/2 inch rebar, said point being the TRUE POINT OF BEGINNING; thence south 25 degrees 16 minutes 16 seconds west for a distance of 256.76 feet along said right of way to a  1/2 inch rebar; thence, leaving said right of way north 64 degrees 44 minutes 04 seconds west for a distance of 259.93 feet to a  1/2 inch rebar; thence north 87 degrees 54 minutes 48 seconds west for a distance of 197.51 feet to a concrete monument; thence north 65 degrees 06 minutes 53 seconds west for a distance of 98.87 feet to a  1/2 inch rebar; thence north 07 degrees 20 minutes 03 seconds east for a distance of 32.57 feet to a  1/2 inch rebar; thence north 82 degrees 39 minutes 57 seconds east for a distance of 35.30 feet to a  1/2 inch rebar; thence south 07 degrees 20 minutes 03 seconds east for a distance of 30.00 feet to a  1/2 inch rebar; thence south 82 degrees 39 minutes 57 seconds west for a distance of 30.00 feet to a  1/2 inch rebar; thence 65 degrees 06 minutes 53 seconds east for a distance of 95.05 feet to a  1/2 inch rebar; thence north 78 degrees 09 minutes 30 seconds east for a distance of 145.15 feet to a  1/2 inch rebar; thence 56 degrees 31 minutes 16 seconds east for a distance of 88.95 feet to a  1/2 inch rebar; thence north 55 degrees 20 minutes 53 seconds east for a distance of 79.82 feet to a  1/2 inch rebar; thence north 25 degrees 16 minutes 16 seconds east for a distance of 96.85 feet to a  1/2 inch rebar; thence 64 degrees 43 minutes 44 seconds east for a distance of 240.33 feet to the TRUE POINT OF BEGINNING. Said property is the same as that designated at TRACT 2 on map or play of survey entitled “Jenkins & Roberts Property Subdivision” recorded in Plat Cabinet A, Page/Folio 151, in the Lowndes County, Georgia deed records.

TOGETHER with and subject to (1) Reciprocal Easement Agreement by and between JDN Acquisitions, Inc. and James F. Roberts and R.F. Jenkins, dated July 10, 1984, recorded at Deed Book 442, page 655, Lowndes County, Georgia Records; (2) Cross Easement Agreement by and between Robert D. Jenkins and James D. Roberts and Outback Steakhouse of Florida, Inc, dated February 12, 1997, recorded at Deed Book 1385, page 314, Lowndes County, Georgia Records; and (3) Reciprocal Easement by and between Robert D. Jenkins and James D. Roberts, and Outback Steakhouse of Florida, Inc., dated February 12, 1977, recorded at Deed Book 1385, page 321, and re-recorded at Deed Book 1397, page 42, Lowndes County, Georgia Records.

Parcel 0009 on Tax Map 083B

59. FEE PARCEL DESCRIPTION: UNIT 1137

ALL that tract of land situate lying and being in Land Lot 95 of the Fifth District, Houston County, Warner Robins, Georgia being more particularly described as follows:

FROM an iron pin at the corner common to the easterly right of way of Willie Lee Parkway and the northerly right of way of State Route No. 247 Connector, proceed north 75 degrees 30 minutes 20 seconds east, along the northerly right of way of State Route 247 Connector for 300.00 ft. to the point of beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 41

FROM the point of beginning, proceed north 14 degrees 29 minutes 40 seconds west for 250.00 ft. to an iron pin; thence north 75 degrees 30 minutes 20 seconds east for 340.03 ft. to an iron pin on the westerly right of way of a proposed public street having a 70 ft. right of way; thence along the westerly right of way of the proposed public street south 14 degrees 29 minutes 40 seconds east for 250.00 ft. to an iron pin on the northerly right of way of State Route 247 Connector thence south 75 degrees 30 minutes 20 seconds west, along the northerly right of way of the 247 Connector, 340.03 ft. to an iron pin at the point of beginning.

SAID property contains 1.951 acres and is more particularly described as 1.951 acres on that ALTA/ACSM Land Title Survey for First American Title Insurance Company, Outback Steakhouse of Florida, Inc., a Florida corporation and Blymen Corporation, Inc., a Delaware Corporation, dated 6-18-2001 prepared by Scarborough Land Surveys, Inc., bearing the stamp and seal of Terry M. Scarborough, Georgia Registered Land Surveyor No. 2223, said survey being incorporated herein by reference.

TOGETHER with as an appurtenance: all those real property rights which benefit the property as contained in that ingress and egress easement agreement by and between Blymen Corporation, Inc. and Outback Steakhouse of Florida, Inc., dated 6-22-2001, filed 6-27-2001 and recorded at Deed Book 1796, page 212, aforesaid records.

Tax Account Numbers 24532R and 1393IP

60. FEE PARCEL DESCRIPTION: UNIT 1201

Parcel 1 of Certified Survey Map No. 1925, recorded on August 21, 1973 in Volume 13 of Certified Survey Maps, at Pages 191, 192 and 193, as Document No. 860635, being a part of the Southwest  1/4 of Section 28, Township 7 North, Range 20 East, in the City of Brookfield, County of Waukesha, State of Wisconsin;

AND a parcel of land in said Southwest  1/4, both of which are bounded and described as follows:

COMMENCING at the West 1/4 corner of said Section 28; thence South 00°34’51” East a distance of 1203.12 feet along the West line of said Section 28; thence North 83°56’ 09” East, a distance of 1147.58 feet; thence South 00° 02’ 25” East, a distance of 85.48 feet; thence North 83° 56’ 09” East, a distance of 190.07 feet along the South right-of-way line of Bluemound Road, 170 feet wide, to THE POINT OF BEGINNING of this description, said point being the Northwest corner of Parcel 1 of the aforementioned Certified Survey Map; thence North 83° 56’ 09” East, a distance of 380.23 feet along the South right-of-way line of Bluemound Road; thence South 87°49’18” East, a distance of 34.85 feet; thence South 00° 02’ 25” East, a distance of 383.47 feet; thence South 83° 56’ 09” West, a distance of 415.24 feet; thence North 00° 02’ 25” West a distance 388.49 feet to the POINT OF BEGINNING.

61. FEE PARCEL DESCRIPTION: UNIT 1264

All that tract or parcel of land lying and being in the Houston County, Alabama, and being more particularly described as follows:

One lot or parcel of land in the City of Dothan, Houston County, Alabama as surveyed by Branton Land Surveyors as per plat dated May 2, 1997 and being more particularly described as follows: Commencing at the Southwest corner of Section 22, T3N, R26E and from said point run North 00

Legal Descriptions

Subordination Agreement

Exhibit A – Page 42

degrees 01 minutes East along the West line of said section a distance of 780.27 feet to the Easterly R/W of Honeysuckle Road (80’ R/W); thence run in a Northerly direction along the East R/W of said Honeysuckle Road a distance of 371.43 feet; thence North 87 degrees 56 minutes 47 seconds East a distance of 342.25 feet; thence North 01 decrees 52 minutes 35 seconds West a distance of 471.28 feet; thence North 87 degrees 50 minutes 16 seconds East a distance of 49.56 feet to a set iron pipe and the POINT OF BEGINNING; thence continue North 87 degrees 50 minutes 16 seconds East a distance of 474.44 feet to an existing nail in pavement on the West R/W of Ross Clark Traffic Circle {250’ R/W); thence South 16 degrees 38 minutes 54 seconds East along said R/W a distance of 199.18 feet to an existing iron pipe and the Northeast comer of the Big 10 Tire Store; thence South 87 degrees 53 minutes 46 seconds West along the North line of said Big 10 Tire Store a distance of 524.97 feet to an existing iron pipe and the Northwest comer thereof; thence North 01 degrees 57 minutes 01 seconds West a distance of 192.31 feet to the POINT OF BEGINNING.

Said land being located in the NW 1/4 of the SW 1/4 of the above mentioned section and containing 2.20 acres.

Being the same property conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company by Quit Claim Deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated June 14, 2007, recorded July 06, 2007, in Deed Book 656, Page 171, Houston County, Alabama Records.

62. FEE PARCEL DESCRIPTION: UNIT 1410

PARCEL 1:

That part of Lot 1 in River Oaks West Unit Number 1, being a subdivision of part of the Northwest 1/4 of Section 24 and that part of Lot 1 lying north of the center of the Little Calumet River in the subdivision of the Southwest 1/4 of said Section 24, Township 36 North, Range 14, East of the Third Principal Meridian, described as follows:

BEGINNING at the intersection of the new south right-of-way line of 159th street, as dedicated by document no. 25546780, and the west line of Park Avenue, as dedicated by document no. 24296287; thence due south 205 feet along last said west line; thence due West 400 feet; thence north 11 degrees 33 minutes 37 seconds west 203.08 feet to said new south right-of-way line; thence north 87 degrees 08 minutes 15 seconds east 120.99 feet along said right-of-way line; thence continuing due east 319.82 feet along last said line to THE PLACE OF BEGINNING, all in Cook County, Illinois.

PARCEL 2:

Easements for benefit of Parcel 1 pursuant to Declaration of Easements and Maintenance dated December 21, 1964 and recorded November 15, 1971 as document # 21721313.

PARCEL 3:

Easements for Storm Sewer and Flood Control for the benefit of Parcel 1 pursuant to Grant of Easement recorded December 13, 1982 as document # 26437720.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 43

63. FEE PARCEL DESCRIPTION: UNIT 1411

PARCEL 1:

Lot 1 in Buffalo Grove Business Park Unit 8, being a Subdivision in the North  1/2 of Section 5, Township 42 North, Range 11, East of the Third Principal Meridian, In Cook County, Illinois.

PARCEL 2:

Easement for the Benefit of Parcel 1 for Ingress, Egress and Driveway Purposes through Lot 2 in Buffalo Grove Business Park Unit 9 as created by Second Amendment to Buffalo Grove Business Park Declaration of Road Easement dated January 27, 1994 and recorded February 2, 1994 as Document 94110519 by and among The Riggs National Bank of Washington D.C.; Freedom I Limited Partnership, an Illinois Limited Partnership; Freedom Two Limited Partnership, an Illinois Limited Partnership; and American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated February 15, 1992 and known as Trust No. 115180-08 and State Street Bank And Trust Company, a Massachusetts Banking Corporation, as Trustee under that certain Pooling And Servicing Agreement dated as Of December 1, 1993 for CBA Mortgage Pass-Through Certificate Series 1993-C1 as Assignee of CBA Conduit, Inc., a Delaware Corporation (such Document amending the Buffalo Grove Business Park Declaration of Road Easement, dated August 8, 1989 and recorded December 4, 1989 as Document 89576281 as amended by Amendment to Buffalo Grove Business Park Declaration of Road Easement, dated November 12, 1992 and recorded as Document 93797080).

PARCEL 3:

Exclusive Easement (subject only to equal rights of usage for Grantor) for the benefit of Parcel 1 for the sole purpose of constructing and maintaining 30 parking spaces for restaurant patrons of Grantee’s successor to park their automobiles and a Non-Exclusive Easement for the sole purpose of permitting restaurant patrons to park their automobiles in not more than 11 parking spaces as created by Easement Agreement dated January 27, 1994 and recorded February 2, 1994 as Document 94110518 by and between Riggs National Bank of Washington D.C. and Freedom I Limited Partnership, an Illinois Limited Partnership.

PARCEL 4:

Non-Exclusive Easement for the benefit of Parcel 1 to use 9 parking spaces as created by Easement Agreement made by and between Freedom Two Limited Partnership, an Illinois Limited Partnership, and Outback Steakhouse of Florida, Inc. a Florida Corporation dated January 27, 1994 and Recorded February 2, 1994 as Document 94110521, over Lot 1 in Buffalo Grove Business Park Unit 10, being a Subdivision in The North  1/2 of Section 5, Township 42 North, Range 11, East of the Third Principal Meridian, in Cook County, Illinois.

PARCEL 5:

Non-Exclusive Easement for the benefit of Parcel 1 as created by Declaration of Easements, Covenants and Restrictions for the Buffalo Grove Business Park, as Amended by First Amendment to Declaration of Easements, Covenants and Restrictions for the Buffalo Grove Business Park, Second Amendment to

Legal Descriptions

Subordination Agreement

Exhibit A – Page 44

Declaration of Easements, Covenants and Restrictions for the Buffalo Grove Business Park and Third Amendment to Declaration of Easements, Covenants and Restrictions for the Buffalo Grove Business Park, which Declaration and Amendments were recorded in Cook County, Illinois as Document Number 89576281, and in Lake County, Illinois as Document Numbers 2251413, 2268766, 2286521 and 2856803, for ingress, egress and driveway purposes, over the following described Land:

(a)

That portion of Lot 2 in Buffalo Grove Business Park Unit 9 recorded as Document Number 88504177 described in said Third Amendment to Declaration as Easement Premises “A.”

(b)

That portion of Lot 1 in Buffalo Grove Business Park Unit 10 recorded as Document Number 88504178 described in said Third Amendment to Declaration as Easement Premises “B.”

64. FEE PARCEL DESCRIPTION: UNIT 1412

PARCEL 1:

Lot 11 in Golf-Roselle Development Unit 4, being a Subdivision of Lot 1 in Golf-Roselle Development Unit 1, being A resubdivision of Lots 11 and 12 in Golf-Roselle Development in the Southeast  1/4 of Section 10, Township 41 North, Range 10, East of the Third Principal Meridian, in Cook County, Illinois.

PARCEL 2:

Non-Exclusive, Perpetual Easement for Pedestrian and Vehicular Traffic for the benefit of Parcel 1, as created in the Reciprocal Easement Agreement made March 15, 1994 by and between Chicago Title and Trust Company as Trustee under Trust Agreement dated February 21, 1989 and known as Trust Number 1092773 and Outback Steakhouse of Florida, Inc., recorded March 16, 1994 as Document 94236803.

PARCEL 3:

Non-Exclusive Easement to share driveway access to Golf Road as created in that Agreement for Reciprocal Easement of Ingress and Egress dated November 22, 1988 and recorded March 22, 1989 as Document 89125394 made by and between Berkshire Life Insurance Company, LaSalle National Bank, as trustee under Trust Agreement dated May 13, 1987 and known as Trust Number 112307 and Chicago Title and Trust Company, as Trustee under Trust Agreement dated June 19, 1968 and known as Trust Number 52271.

65. FEE PARCEL DESCRIPTION: UNIT 1414

PARCEL 1:

That portion of Lot 1 in Fox River Commons, being a subdivision of those parts of Sections 22 and 27, Township 38 North, Range 9, East of the Third Principal Meridian, recorded January 29, 1990 as Document R90-012324, In DuPage County, Illinois, described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 45

COMMENCING at the Southernmost Corner of said Lot 1; thence North 67 Degrees, 07Minutes, 55 Seconds East along the Southeasterly Line of said Lot 1, a distance of 441.70 Feet; thence North 69 Degrees, 28 Minutes, 36 Seconds East along said Southeasterly Line of Lot 1, a distance of 49.82 Feet; thence North 20 Degrees, 31 Minutes, 24 Seconds West, perpendicular to said Southeasterly Line of said Lot 1, a distance of 74.10 Feet to THE POINT OF BEGINNING;

Thence North 22 Degrees, 52 Minutes, 05 Seconds West, a distance of 111.50 Feet; thence North 67 Degrees, 07 Minutes, 55 Seconds East, a distance of 64.00 Feet; thence North 22 Degrees, 52 Minutes, 05 Seconds West, a distance of 11.50 Feet; thence North 67 Degrees 07 Minutes, 55 Seconds East, a distance of 19.00 Feet; thence South 22 Degrees, 52 Minutes, 05 Seconds East, a distance of 11.50 Feet; thence North 67 Degrees, 07 Minutes 55 Seconds East, a distance of 12.00 Feet; thence South 22 Degrees, 52 Minutes, 05 Seconds East, a distance of 111.50 Feet; thence South 67 Degrees, 07 Minutes, 55 Seconds West, a distance of 95.00 Feet to THE POINT OF BEGINNING;

ALSO KNOWN AS:

Lot 2 in Fox River Commons Assessment Plat No. 2, being a subdivision of those parts of Sections 22 and 27, Township 38 North, Range 9, East of the Third Principal Meridian, according to the Plat thereof recorded December 11, 1996 as Document R96-198444, all In Dupage County, Illinois.

PARCEL 2:

Non-Exclusive Easement rights for the benefit of Parcel 1 as created by Easements with Covenants and Restriction Affecting Land (“ECR”) recorded May 16, 1989 as Document R89-057392; First Amendment recorded September 22, 1994 as Document R94-192656; Second Amendment recorded May 30, 2002 as Document R2002-142271.

PARCEL 3:

Non-Exclusive Easement rights for the benefit of Parcel 1 as created by Access and Parking Easement Agreement dated September 8, 1994 and recorded September 22, 1994 as Document R94-192657, made by and between American National Bank and Trust Company of Chicago, as trustee under Trust Agreement dated May 10, 1988 and known as Trust Number 10093 and Outback Steakhouse of Florida, Inc.

66. FEE PARCEL DESCRIPTION: UNIT 1416

PARCEL 1:

The East 370.66 Feet of Lot 2 in Metidiero’s Subdivision of Lot 1 in Clearview Gardens, a subdivision of part of the Northeast  1/4 of the Southeast  1/4 of Section 13, Township 36 North, Range 12, East of the Third Principal Meridian, in Cook County, Illinois.

PARCEL 2:

The West 35 Feet and the South 20 Feet of Lot 1 in Silver Lake Gardens Unit 9 of part of the North  1/2 of the Northeast  1/4 of the Southeast  1/4 of Section 13, Township 36 North, Range 12 East of the Third Principal Meridian in Cook County, Illinois.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 46

PARCEL 3:

Easement for Ingress, Egress, Parking, Construction and Maintenance created in the Declaration recorded October 10, 1995 as Document 95687034 made by and between Outback Steakhouse of Florida, Inc., a Florida Corporation and Gordon Food Service, Inc., a Michigan Corporation over, upon, and across the land described in Exhibits B-1 and B-2 attached thereto.

PARCEL 4:

Non-Exclusive Easement for Ingress and Egress created in the Declaration of Easements, Covenants and Restrictions recorded October 14, 1988 as Document 88473551 and Certificate of Correction recorded February 21, 1989 as Document 89077237 made by South Holland Trust and Savings Bank as Trustee under Trust Agreement dated September 1, 1987 known As Trust Number 8704.

67. FEE PARCEL DESCRIPTION: UNIT 1418

PARCEL 1:

Lot One (1) as designated upon Plat No. 4 of Forest Plaza, being a Re-subdivision of Lot One (1) of Plat No. 1 of Forest Plaza, part of Section 27, Township 44 North, Range 2 East of the Third Principal Meridian, the Plat of which first named Subdivision is recorded in Book 40 of Plats on Page 199B in the Recorder’s Office of Winnebago County, Illinois; situated in the County of Winnebago and State of Illinois.

PARCEL 2:

Easements created in that Declaration of Easement recorded November 24, 1987 on Microfilm No. 8741-1335 as Document No. 1776878

PARCEL 3:

Easements created in Section 4(b) and (c) in that certain Covenants, Conditions and Restrictions Agreement dated October 9, 1996 by and between Simon Property Group (Illinois), L.P., an Illinois limited partnership and Outback Steakhouse of Florida, Inc., a Florida Corporation recorded October 17, 1996 as Document No. 9652496

68. FEE PARCEL DESCRIPTION: UNIT 1419

PARCEL 1:

Lot 5 in Northridge Plaza, being a subdivision of part of Sections 15 and 16, both in Township 45 North, Range 11, East of the Third Principal Meridian, according to the plat thereof recorded September 9, 1992 as Document No. 3209739, In Lake County, Illinois.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 47

PARCEL 2:

Non-Exclusive Easements created by that certain Declaration of Covenants, Easements and Restrictions for Northridge Plaza dated September 4, 1992 and recorded September 9, 1992 as Document 3209740, and the Addendum thereto recorded as Document 3209741 and amended by Instrument recorded as Document 3352623 and Addendum recorded June 22, 1993 as Document 3352624, by MidTown Bank And Trust Company of Chicago, as Trustee Under Trust Agreement dated July 10, 1989 and known as Trust Number 1719.

69. FEE PARCEL DESCRIPTION: UNIT 1424

PARCEL 1:

Lot 5 and the Southwesterly 54.00 Feet of Lot 8 running parallel with and measured perpendicular to the Southerly Line of said Lot 8 in ChicagoLand Center, being a subdivision of part of the East half of the Southeast Quarter of Section 23, Township 36 North, Range 9 East of the Third Principal Meridian, according to the Plat thereof recorded March 25, 2003 as Document No. R2003068026, in Will County, Illinois.

PARCEL 2:

Non-Exclusive Drainage easement created by Paragraph 4(b) of that certain Declaration of Covenants, Restrictions and Easements for Chicagoland Center Association dated March 12, 2004 and recorded March 22, 2004 as Document No. R2004-047069; First Amendment dated April 21, 2005 and recorded April 26, 2005 as Document Number R-2005-068371.

70. FEE PARCEL DESCRIPTION: UNIT 1450

PARCEL 1:

Lot No. 4 of “1st Addition to 159 Commerce Center, being a part of Lot 4 of U.S. Survey 368; also part of Lots 1 and 2 of Garden Forest; also Part Of Lot 6 in the Northwest Quarter of Section 3, T. 1 N. R. 8 W. of 3rd P.M.; Also part of the Northeast Quarter Section 3, T. 1 N. R. 8 W. of 3rd P.M., all situated in St. Clair County, Illinois”; reference being had to the Plat thereof recorded in the Recorder’s Office of St. Clair County, Illinois, in Book of Plats “92” On Page 97.

Except the Coal, Oil, Gas and Other Minerals underlying the surface of said Land and all rights and easements in favor of the Estate of said Coal, Oil, Gas and Other Minerals.

PARCEL 2:

Easement for the benefit of Parcel 1 as contained in Detention Easement and Maintenance Agreement made by and between Daniel A. Grimmig, As Trustee of the Daniel A. Grimmig Revocable trust dated February 22, 2001 and Outback Steakhouse of Florida, Inc., recorded September 26, 2005 as Document No. A01936334 in book 4240 on page 913.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 48

71. FEE PARCEL DESCRIPTION: UNIT 1452

Tract 1:

Lot 408 in Champaign Town Center Fourth Subdivision, as per plat recorded July 16, 1997 as Document Number 97R 16313, in Champaign County, Illinois.

Tract 2:

A non-exclusive easement for the benefit of Tract 1 as created by the Easement Agreement dated July 15, 1997 and recorded July 17, 1997 as Document Number 97R 16545 from Champaign-Prospect Limited Partnership, an Illinois limited partnership, and Outback Steakhouse of Florida, Inc., a Florida corporation, (as amended by instrument recorded October 8, 1999 as Document NO. 99R 30073) for the purpose of parking of automobiles over the following described land:

Lot 407 of Champaign Town Center Fourth Subdivision as per plat recorded July 16, 1997 as Document Number 97R 16313, in Champaign County, Illinois.

Tract 3:

A non-exclusive easement for the benefit of Tract 1 as created by Covenants, Conditions, Restrictions, Easements and Reciprocal Rights Agreement dated August 15, 1996 and recorded August 15, 1996 as Document Number 96R 20422, as modified by an Amendment recorded July 16, 1997 as Document Number 97R 16316, and further modified by an Amendment recorded November 21, 2003 as Document Number 2003R 51895.

72. FEE PARCEL DESCRIPTION: UNIT 1453

Lot 2 and Lot 3 of BI-PETRO OFFICE PARK SUBDIVISION, PLAT 2, to the City of Springfield, Illinois, recorded July 24, 1998 as Document Number 98-38113 in the Office of the Recorder of Sangamon County, Illinois.

Except all coal, minerals and mining rights heretofore conveyed or reserved of record.

73. FEE PARCEL DESCRIPTION: UNIT 1516

TRACT I:

A part of the Northeast quarter of Section 1, Township 8 North, Range 2 West, Monroe County, Indiana, being more particularly described as follows:

Commencing at the Northeast corner of said Northeast quarter; thence North 89 degrees 27 minutes 38 seconds West on and along the North line of said Section 366.36 feet; thence leaving said Section line South 00 degrees 23 minutes 08 seconds East 100.00 feet to the Point of Beginning; thence continuing South 00 degrees 23 minutes 08 seconds East along the West line of a tract of land owned by Whitehall Associates 205.15 feet; thence North 89 degrees 27 minutes 38 seconds West along the North line of Whitehall Associates 136.37 feet; thence North 00 degrees 23 minutes 08 seconds West along the East line of Bob Evans Farms, Inc., 217.37 feet to a point on the South right of way of State Road 48; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 49

South 79 degrees 44 minutes 19 seconds East, along the South right of way line of State Road 48, 72.35 feet; thence South 89 degrees 27 minutes 38 seconds East, along the South right of way line of State Road 48, 65.25 feet and to the Point of Beginning.

TRACT II:

Easement rights limited to utilities as set forth in Roadway and Utility Easement dated May 22, 1979 and recorded August 21, 1979 in Deed Record 270, pages 89-92, in the Office of the Recorder of Monroe County, Indiana.

TRACT III:

Easement rights and privileges as set forth in Covenants For Operation, Maintenance and Reciprocal Easements dated May 27, 1980 and recorded September 11, 1980 in Miscellaneous Record 117, pages 439-463, and Modification of Covenants For Operation, Maintenance and Reciprocal Easements recorded June 19, 1990 in Miscellaneous Record 200, pages 350-361, in the Office of the Recorder of Monroe County, Indiana.

TRACT IV:

Easement rights and privileges as set forth in Easement Agreement dated August 23, 1979 and recorded August 28, 1979 in Deed Record 270, pages 245-248, in the Office of the Recorder of Monroe County, Indiana.

74. FEE PARCEL DESCRIPTION: UNIT 1518

Lot 1 in Commerce Place Subdivision, Phase 1, an Addition in Fairfield Township, Tippecanoe County, Indiana, the plat of which was recorded February 6, 1995 as Instrument No. 9501895 in Plat Cabinet E, Slide E-44, in the Office of the Recorder of Tippecanoe County, Indiana.

75. FEE PARCEL DESCRIPTION: UNIT 1519

Lot A2 and the adjoining West 38.28 feet of Lot A4 in Cross Pointe, Section 1, Subdivision of part of the Southwest quarter of Fractional Section 19, Township 6 South, Range 9 West in Vanderburgh County, Indiana, as per plat thereof as recorded in Plat Book O, Page 17, in the Office of the Recorder of Vanderburgh County, Indiana, and being more particularly described as follows:

Beginning at the Southwest corner of Lot A2; thence along the West line thereof North 00 degrees 32 minutes 33 seconds East 258.89 feet to the Northwest corner; thence along the North line of said Lot A2 and Lot A4, North 89 degrees 27 minutes 55 seconds East 228.28 feet; thence South 00 degrees 32 minutes 33 seconds West, parallel with the West line of said Lot A2, 258.86 feet to a point on the South line of Lot A4; thence along the South line of said Lot A4 and A2, South 89 degrees 27 minutes 24 seconds West 228.28 feet to the POINT OF BEGINNING.

ALSO,

An easement for parking and other rights over the following described real estate located in Vanderburgh County, Indiana, and pursuant to Access and Parking Easement Agreement dated July 7, 1995 and recorded July 13, 1995 in Deed Drawer 9, Card 5652, in the Office of the Recorder of Vanderburgh County, Indiana:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 50

Part of the Southwest quarter of Section 19, Township 6 South, Range 9 West, in Vanderburgh County, Indiana, more particularly described as follows:

Commencing at the Southwest corner of said quarter section; thence along the South line of said quarter section, North 89 degrees 26 minutes 35 seconds East 2154.38 feet to the extended West line of Cross Pointe Section 1, as recorded in Plat Book O, page 17, in the Office of the Recorder of Vanderburgh County, Indiana; thence along said extended West line, North 00 degrees 32 minutes 33 seconds East, 110.48 feet to the Southwest corner of said Cross Pointe Section 1 and also the North right of way line of SR 66 (Lloyd Expressway), said point being the POINT OF BEGINNING;

thence along said North right of way line, South 89 degrees 27 minutes 24 seconds West, 73.00 feet; thence North 00 degrees 32 minutes 31 seconds West, 258.86 feet to the extended South right of way line of Indiana Street as platted in said Cross Pointe Section 1; thence along said extended South right of way line, North 89 degrees 27 minutes 55 seconds East, 77.90 feet to the West line of said Cross Pointe, Section 1; thence along said West line, South 00 degrees 32 minutes 33 seconds West, 258.89 feet to the POINT OF BEGINNING.

76. FEE PARCEL DESCRIPTION: UNIT 1520

Part of the East Half of the Southeast Quarter of Section 30, Township 16 North, Range 5 East of the Second Principal Meridian in Marion County, Indiana described as follows:

COMMENCING at the Northeast corner of said Half-Quarter Section; thence on an assumed bearing of South 89 degrees 52 minutes 44 seconds West along the North line of said Half-Quarter Section a distance of 1336.21 feet to the Northwest corner of said Half-Quarter Section; thence South 00 degrees 09 minutes 54 seconds East along the West line of said Half-Quarter Section a distance of 846.93 feet to the Point of Beginning; thence North 89 degrees 52 minutes 44 seconds East a distance of 189.47 feet; thence South 00 degrees 07 minutes 16 seconds East a distance of 19.01 feet; thence South 25 degrees 43 minutes 37 seconds East a distance of 296.71 feet to the North limited access right of way line of Interstate 70 per Indiana State Highway plans for Project #I-70-3(47)86, 1964 (sheet 34 of 218); thence South 69 degrees 31 minutes 59 seconds West along said North limited access right of way line a distance of 141.49 feet; thence South 85 degrees 45 minutes 29 seconds West along said North limited access right of way line a distance of 185.25 feet to the West line of said Half-Quarter Section; thence North 00 degrees 09 minutes 54 seconds West along said West line a distance of 349.08 feet to the POINT OF BEGINNING.

TOGETHER WITH

All rights and non-exclusive easements for ingress, egress, utilities and access granted in that certain Declaration of Covenants and Restrictions for Post 70 Commerce Park recorded August 28, 1992 as Instrument No. 92-113250. Amended by First Addendum to Declaration of Covenants and Restrictions for Post 70 Commerce Park recorded August 28, 1992 as Instrument No. 92-113251. Further amended by Second Addendum to Declaration of Covenants and Restrictions for Post 70 Commerce Park recorded August 28, 1992 as Instrument No. 92-993256, further amended by Third Addendum to Declaration of Covenants and Restrictions for Post 70 Commerce Park recorded October 8, 1992 as Instrument No. 92-134042 and lastly amended by Fourth Addendum to Declaration of Covenants and Restrictions for Post 70 Commerce Park recorded February 13, 1995 as Instrument No. 95-16369.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 51

77. FEE PARCEL DESCRIPTION: UNIT 1521

TRACT I:

Part of Lot number 3, Section 1 in Terrace Meadows Subdivision, City of Kokomo, Center Township, Howard County, Indiana, and part of vacated Garden Place, West of and adjacent to said Lot 3 as recorded in Recorder’s Plat Book 5, page 207, being part of the Northwest quarter of Section 18, Township 23 North, Range 4 East, Center Township, Howard County, Indiana, described as follows, to-wit:

COMMENCING at the Southwest corner of said quarter; thence North 89 degrees 49 minutes 00 seconds East (assumed bearing) 414.12 feet; thence North 18 degrees 24 minutes 00 seconds East 37.92 feet; thence North 51 degrees 33 minutes 00 seconds West 64.00 feet to a concrete right of way marker (found 0.55’ South 0.30’ East); thence Northeast 606.81 feet along the East right of way of US 31 and a 6052.83 foot radius curve to the right, the radius point of which bears South 70 degrees 39 minutes 02 seconds East 6052.83 feet through a clockwise central angle of 5 degrees 44 minutes 38 seconds; thence South 64 degrees 30 minutes 43 seconds East 28.48 feet to the Point of Beginning marked by a railroad spike; thence Northeast 46.94 feet along a non tangent 135.00 foot radius curve to the right, the radius point of which bears South 84 degrees 26 minutes 02 seconds East 135.00 feet, through a clockwise central angle of 19 degrees 55 minutes 13 seconds; thence North 25 degrees 29 minutes 17 seconds East 47.00 feet; thence South 64 degrees 30 minutes 43 seconds East 136.00 feet; thence South 25 degrees 29 minutes 17 seconds West 93.00 feet; thence North 64 degrees 30 minutes 43 seconds West 127.92 feet to the POINT OF BEGINNING.

TRACT II:

A non-exclusive easement described in Grant of Easement Agreement dated August 13, 1987, recorded August 18, 1987 in Deed Record 251, Page 2517.

78. FEE PARCEL DESCRIPTION: UNIT 1522

TRACT I:

A part of the Southeast Quarter of Section 34, Township 21 North, Range 10 East, more particularly described as follows, to-wit:

Commencing at the Southwest corner of the Southeast Quarter of Section 34, Township 21 North, Range 10 East; thence North 00 degrees 00 minutes 21 seconds West and on the West line of the said Southeast Quarter 50.0 feet to the North right-of-way line of McGalliard Road; thence North 89 degrees 50 minutes 51 seconds East and on said North right-of-way line 805.48 feet to its intersection with the Westerly right-of-way line of Granville Avenue; thence North 33 degrees 17 minutes 11 seconds East and on said Westerly right-of-way line 508.86 feet; thence continuing North 20 degrees 40 minutes 15 seconds East and on said right-of-way line 65.99 feet; thence North 69 degrees 19 minutes 45 seconds West 42.94 feet to a point, which point, is the point of beginning for the land herein described; thence continuing North 69 degrees 19 minutes 45 seconds West 23.48 feet; thence South 20 degrees 40

Legal Descriptions

Subordination Agreement

Exhibit A – Page 52

minutes 18 seconds West 22.15 feet; thence North 69 degrees 22 minutes 37 seconds West 20.06 feet; thence North 20 degrees 47 minutes 35 seconds East 18.62 feet; thence North 69 degrees 19 minutes 35 seconds West 59.46 feet; thence North 20 degrees 32 minutes 59 seconds East 93.76 feet; thence South 69 degrees 23 minutes 30 seconds East 104.96 feet; thence South 20 degrees 30 minutes 27 seconds West 29.85 feet; thence North 69 degrees 29 minutes 33 seconds West 1.89 feet; thence South 20 degrees 40 minutes 15 seconds West 60.48 feet to the point of beginning.

TRACT II:

Non-exclusive Easement rights for parking and ingress and egress for the benefit of TRACT I as set forth in that certain Covenants, Conditions and Restrictions Agreement by and between Simon Property Group, L.P. and Outback Steakhouse of Florida, Inc., dated April 29, 1997 and recorded May 7, 1997 in Miscellaneous Record 1997, pages 1717-1740.

79. FEE PARCEL DESCRIPTION: UNIT 1550

TRACT I:

Part of parcel described to Whiteco Industries, Inc., in a Trustee’s Deed recorded on January 14, 1991 as Document No. 91002056, said part described as follows: Part of Block “D”, Lincoln Square, Merrillville, Indiana, as shown in Plat Book 43 Page 137 in Lake County, Indiana, more particularly described as follows:

COMMENCING at a point on the Southwesterly line of said Block “D” and 386.09 feet Southeasterly from the Northwest corner thereof; thence South 30 degrees 48 minutes 05 seconds East 233.70 feet; thence North 59 degrees 11 minutes 55 seconds West 364.00 feet, more or less, to the Northeasterly line of said Block “D”; thence Northwesterly along a curve to the left with a radius of 666.2 feet for a distance of 253.00 feet; thence South 59 degrees 11 minutes 55 seconds West 271.15 feet to the POINT OF BEGINNING, in Lake County, Indiana.

TRACT II:

A Non-Exclusive Easement for the construction, operation and maintenance of a goal-post type Pylon Sign, created in Sign Easement Agreement dated July 19, 2002 and recorded October 7, 2002 as Document No. 2002-090345, made by and between Whiteco Industries, Inc. and Outback Steakhouse of Florida, Inc., a Florida corporation, described as follows:

A parcel of land being a part of the land described to Whiteco Industries, Inc., in a Trustee’s Deed recorded on January 14, 1991 as Document No. 91002056, in the Office of the Recorder of Lake County, Indiana, said parcel also being part of Lot 1, Resubdivision of Part of Block “D”, Lincoln Square, as shown in Plat Book 65 Page 8, in said Recorder’s Office, said parcel also being Part of Lot 1, Final Plat C. S. Subdivision, as shown in Plat Book 93 Page 86, in said Recorder’s Office, said parcel being more particularly described as follows:

COMMENCING at a point on the Southwesterly line of Block “D” (as shown in Plat Book 43 Page 137 in said Recorder’s Office) and 386.09 feet Southeasterly from the Northwest corner thereof; thence South 30 degrees 48 minutes 05 seconds East, 233.70 feet along the Westerly line of said Block “D”; thence North 59 degrees 11 minutes 55 seconds East 313.03 feet to a point that is 50.00 feet by radial

Legal Descriptions

Subordination Agreement

Exhibit A – Page 53

measurement from the Northeasterly line of said Block “D” and being the point of beginning; thence continuing North 59 degrees 11 minutes 55 seconds East 35.00 feet; thence South 30 degrees 48 minutes 05 seconds East, 35 feet; thence South 59 degrees 11 minutes 55 seconds West, 70 feet; thence North 30 degrees 48 minutes 05 seconds West, 35.00 feet; thence North 59 degrees 11 minutes 55 seconds East, 35.00 feet to the POINT OF BEGINNING, all in Lake County, Indiana.

80. FEE PARCEL DESCRIPTION: UNIT 1611

All that part of Lot Sixteen (16), Irregular Survey of the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of Section Eleven (11), lying Southeasterly of the Southeasterly line of First Avenue, Kenwood Road, now known as First Avenue East in the City of Cedar Rapids, Iowa, said line being parallel with and Sixty (60) feet Southeasterly from the center line of said First Avenue East, as now used and monumented, and Northeasterly of the following described line: Beginning at a point on the Southeasterly line of said First Avenue East, and Seven Hundred Thirty-five and Three Tenths (735.3) feet Southwesterly from the intersection of the North line of the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of said Section Eleven (11) with the Southeasterly line of said First Avenue East and measured along the Southeasterly line of said First Avenue East; thence Southeasterly Three Hundred Seventy-four and Seven Tenths (374.7) feet along a line drawn at right angles to the Southeasterly line of said First Avenue East to its intersection with the Northwesterly line of the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, excepting therefrom the premises described in Warranty Deed recorded in Volume 890 at Page 244 of the Records of the County Recorder, Linn County, Iowa, and also excepting therefrom the premises described in Quit Claim Deed recorded in Volume 1143 at Page 141 of the Records of the County Recorder of Linn County, Iowa, all in Township Eighty-three (83) North, Range Seven (7) West of the 5th P.M., Linn County, Iowa.

ALSO DESCRIBED AS:

Part of Lot 16, Irregular Survey in the Northeast Quarter of the Northwest Quarter of Section II, Township 83 North, Range 7 West of the 5th Princiapl Meridian, City of Cedar Rapids, Linn County, Iowa, as recorded in Irregular Plat Book Volume 3 at Page 90, more particularly described as follows:

Commencing at the intersection of the southeasterly right of way line of First Avenue East and the north line of said Northeast Quarter of the Northwest Quarter; thence South 32 degrees 00 minutes 00 seconds West along said southeasterly right of way line, a distance of 735.30 feet to the POINT OF BEGINNING as marked by a found “PK” nail; thence South 58 degrees 00 minutes 000 seconds East, a distance of 374.68 feet to a found #5 rebar on the northwesterly right of way line of a former railroad; thence North 41 degrees 47 minutes 58 seconds East along said northwesterly line, a distance of 177.67 feet to a set #4 rebar at the most southerly corner of the property formerly owned by the Iowa Electric Light and Power Company; thence North 48 degrees 12 minutes 02 seconds West, a distance of 50 feet to a set #4 rebar; thence North 41 degrees 47 minutes 58 seconds East, a distance of 42.34 feet to a sawed “X’ on a concrete sidewalk at the intersection with the southwesterly right of way line of 40th Street Drive SE; thence North 67 degrees 40 minutes 00 seconds West along said southwesterly right of way line, a distance of 368.08 feet to a sawed “X” on a concrete sidewalk at the intersection with said southeasterly right of way line of First Avenue East; thence South 32 degrees 00 minutes 00 seconds West, a distance of 163. 50 feet to the POINT OF BEGINNING; said described tract containing 75, 254 square feet (1.73 acres), more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 54

81. FEE PARCEL DESCRIPTION: UNIT 1614

A parcel of land described as Lot Two (2) and the Northwesterly Thirty-seven and Eighty Hundredths feet (37.80’) of Lot Three (3) along with the Westerly portion of the Northerly 20 feet of Lot 1, lying immediately adjacent to and South of Lot 2 and the Northwesterly 37.80 feet of said Lot 3 of Lakeport Park 1st Filing, Replat 1, being a replat of Lot One (1) and Lot Two (2), Lakeport Park 1st Filing, a subdivision located in the Northwest Quarter (NW 1/4) Northwest Quarter (NW 1/4) and the Southwest Quarter (SW 1/4) Northwest Quarter (NW 1/4) of Section Seventeen (17), Township Eighty-eight (88) North, Range Forty-seven (47) West of the Fifth Principal Meridian, City of Sioux City, Woodbury County, Iowa.

Said parcel being more particularly described as follows:

Commencing at the Southwest corner of the Northwest Quarter (NW 1/4 ) Northwest Quarter (NW 1/4): thence Northerly along the West line of said Quarter-Quarter (1/4 1/4) on an assumed bearing of North one degree fifty-three minutes twelve seconds (N 01 53 12) East (with all subsequent bearings referenced therefrom) for a distance of Two Hundred and Ninety-two Hundredths feet (200.92’) to a point on the Southerly right-of-way of Southern Hills Drive; thence Easterly along said right-of-way line and along a cure concave Northeasterly, with a radius of One Thousand Eighty-one and Thirty Hundredths feet (1081.30’) and a central angle of ten degrees thirty-two minutes nine seconds (10 32 09) for a distance along said curve of One Hundred Ninety-eight and Eighty-two hundredths feet (198.82’) to the Northwest corner of said Lot Two (2) and the POINT OF BEGINNING; thence continuing Easterly along said street right-of-way and along said curve, having a radius of One Thousand Eighty-one and Thirty Hundredths feet (1081.30’) and a central angle of ten degrees twenty minutes thirty-four seconds (10 20 34) for a distance along the curve of One Hundred Ninety-five and Nineteen Hundredths feet (195.19’) to the Northeast corner of the Northwesterly Thirty-seven and Eighty Hundredths feet (37.80’) of Lot three (3); thence South Sixteen degrees six minutes eight seconds (S 16 06 08) West along a line parallel with and Thirty-seven and Eighty Hundredths feet (37.80’) equal distance to the Southeasterly line of Lot Two (2) for a distance of 316.23 feet to a point on the South line of the Northerly 20 feet of said Lot 1; thence North seventy-five degrees forty-two minutes thirty-seven seconds (N75 42 37) West along a line parallel with and 20 feet equal-distance to the Northerly line of Lot 1 for a distance of Two Hundred Twenty-nine and Twenty-seven Hundredths feet (229.27’) to a point on the East right-of-way line of South Lancelot Lane; thence North one degree fifty-one minutes thirty seconds (01 51 30) East along said right-a -way for a distance of 61.30 feet; thence continuing Northerly along said right-of-way line and along a curve, concave Easterly with a radius of 150.00 feet and a central angle of forty degrees 42 minutes 25 seconds (40 42 25) for a distance along said curve of 106.57 feet; thence North forty-two degrees 33 minutes 55 seconds (42 33 55) East along said right-of-way line for a distance of 26.83 feet; thence continuing Northerly along said right-or-way line and along a curve, concave Northwesterly, having a radius of 261.55 feel and a central angle of twenty-eight degrees 20 minutes 00 seconds (28 20 00) for a distance along said curve of 129.34 feet; thence North fourteen degrees 13 minutes 55 seconds (N 14 13 55) East along said right-of way line for a distance of 21.99 feet to the Northwest corner of said Lot 2 and the POINT OF BEGINNING. Woodbury County. Iowa.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 55

82. FEE PARCEL DESCRIPTION: UNIT 1715

Lot 1, Westview 3rd Addition, Wichita, Sedgwick County, Kansas,

EXCEPT that part described as BEGINNING at the Southwest corner of said Lot 1; thence North 00° East along the West line of said Lot 1 a distance of 188 feet; thence N 89°19’30” East, parallel with the West 62 feet of the South line of said Lot 1, 137 feet; thence North 00° East, 22 feet; thence North 89°19’30” East 49 feet; thence South 00° West 10 feet to a point on the North line of Lot 2 in said Addition; thence South 89°19’30” West along the North line of said Lot 2, 24 feet to the Northwest corner of said Lot 2; thence South 00° West 175 feet to the Southerly most corner common to said Lots 1 and 2; thence South 75°19’45” West along the Southerly line of said Lot 1 103.36 feet to the point of intersection in the South line of said Lot 1; thence South 89°19’30” West along the South line of said Lot 1, 62 feet to the PLACE OF BEGINNING.

83. FEE PARCEL DESCRIPTION: UNIT 1716

TRACT 1:

Lot 7, Southgate Retail Center, a subdivision in the City of Olathe, Johnson County, Kansas, as recorded in Plat Book 125, Page 28, except that part of said Lot 7 replated as part of Lot 6, Southgate Retail Center, Second Plat, as recorded in Plat Book 200605, Page 001353, a subdivision in the City Of Olathe, Johnson County, Kansas.

TRACT 2:

Non-Exclusive Appurtenant Easements for Access, Utilities, Storm Drainage and Detention as established by the Reciprocal Easement and Operating Agreement recorded in Book 7882, Page 54 (Supplemental Agreement filed in Book 200607, Page 009202).

TRACT 3:

Non-Exclusive Appurtenant Easement for Signage, as established by Signage Easement Agreement recorded in Book 200607, Page 009202.

84. FEE PARCEL DESCRIPTION: UNIT 1813

BEING Lot 3, as shown on plat of Signature Inn. of record in Plat and Subdivision Book 36, Page 18, in the Office of the Clerk of Jefferson County, Kentucky.

BEING the same property conveyed to Insured by Quit Claim Deed from Outback Steakhouse of Florida, Inc., dated June 14, 2007, recorded June 28, 2007, in Deed Book 9061, Page 401, Jefferson County, Kentucky, Records.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 56

85. FEE PARCEL DESCRIPTION: UNIT 1851

Lot No. 2-1 of the Amendment No. 1 of the Major Subdivision- Drury Inn Subdivision as shown on a plat as said Amendment No. 1 of said subdivision of record in Plat Book 29, Page 78, in the Warren County Court of Clerk’s Office.

Being the same property conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company by Quit Claim Deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated June 14, 2007, recorded July 19, 2007, in Book 954, Page 241, Warren County, Kentucky Records.

Together with the non-exclusive access rights, and subject to the terms, conditions and provisions and limitations of the following:

Easement and Restriction Agreement by and between Outback Steakhouse of Florida, Inc., a Florida corporation, and Druco, Inc., a Missouri corporation, dated September 4, 1997, and recorded in Deed Book 749, Page 741, aforesaid records.

Statement of Binding Elements, dated August 3, 1995, and recorded September 21, 1995, in Book 713, Page 264, aforesaid records.

86. FEE PARCEL DESCRIPTION: UNIT 1901

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF EAST BATON ROUGE, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

FEE PARCEL

A CERTAIN TRACT OR PARCEL OF GROUND, situated in the Parish of East Baton Rouge, State of Louisiana, in Section 94, Township 7 South, Range 1 East, and being designated as TRACT A-1 on a survey by Ferris & Associates Engineering, Inc., entitled “Map Showing Subdivision of Tract A of a Portion of Lot 38, Richland Plantation, Located in Section 94, T7S, R1E, Greensburg Land District, East Baton Rouge Parish, Louisiana, into Tract A-1 and A-2, . . .”, a copy of which is on file and of record in Original 927, Bundle 10224 of the official records of this Parish and State, said tract having such size, shape and dimensions and being subject to such servitudes as are shown on said map.

SERVITUDE PARCEL I

THAT CERTAIN SERVITUDE created in Agreement by The City of Baton Rouge, The Parish of East Baton Rouge and Acadian Place, Ltd., dated June 7, 1978, recorded as Original 242, Bundle 9265, COB 2656, folio 410 on June 9, 1978; as amended by Agreement by The City of Baton Rouge, The Parish of East Baton Rouge and Joseph T. Spinosa, Jr. dated April 26, 1979, recorded as Original 189, Bundle 9318, COB 2720, folio 876, MOB 3061, folio 352 on May 3, 1979; as supplemented by Supplemental Agreement by The City of Baton Rouge, The Parish of East Baton Rouge and Joseph T. Spinosa, Jr., dated June 1, 1983, recorded as Original 269, Bundle 9577, on June 2, 1983 of the conveyance records; as further supplemented and amended by Servitude Agreement by Joseph T. Spinosa, Jr., Chanda Jan Covington Spinosa, The City of Baton Rouge, The Parish of East Baton Rouge, and Acadian Centre Partnership in Commendam, dated June 16, 1986, recorded as Original 961, Bundle 9852, on July 29, 1986 of the conveyance records; and as corrected by Notarial Act of Correction dated August 5, 1986, recorded as Original 29, Bundle 9855, on August 6, 1986 of the conveyance records; which servitude area is more fully described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 57

A CERTAIN PARCEL OF LAND containing .0708 acres (3,083 square feet) being a portion of property located in Section 94, Township 7 South, Range 1 East, Greensburg Land District, Baton Rouge, Louisiana, formerly being a portion of Lot 36 of the Richland Plantation:

Commencing at a point being the intersection of the Eastern right of way line of Acadian Thruway and the Northern right of way line of the Kansas City Southern Railroad Right of way; thence proceed along the Eastern right of way of Acadian Thruway North 28 degrees, 06 minutes, 38 seconds East along a line a distance of 100.37 feet to the point of beginning. Thence proceed North 28 degrees, 06 minutes, 38 seconds East a distance of 56.91 feet to a point; thence proceed South 44 degrees, 02 minutes, 35 seconds East a distance of 88.13 feet to a point; thence proceed South 28 degrees 37 minutes, 44 seconds West a distance of 31.43 feet to a point; thence proceed North 44 degrees, 02 minutes, 35 seconds West a distance of 31.92 feet to a point; thence proceed along the arc of a curve to the left having a radius of 60.00 feet a distance of 55.85 feet to the point of beginning.

SERVITUDE PARCEL II

THAT CERTAIN SERVITUDE created in Servitude Agreement by Joseph T. Spinosa, Jr., Chanda Jan Covington Spinosa and Acadian Centre Partnership in Commendam, dated August 6, 1986, recorded as Original 30, Bundle 9855, on August 6, 1986 of the conveyance records, which servitude area is more fully described as follows:

A CERTAIN PARCEL OF LAND containing .0978 acres (4,258 square feet) being a portion of Tract B located in Section 94, Township 7 South, Range 1 East, Greensburg Land District, Baton Rouge, Louisiana, formerly being a portion of Lot 38 of the Richland Plantation:

Commencing at a point being the intersection of the Eastern right of way line of Acadian Thruway and the Northern right of way line of the Kansas City Southern Railroad right of way; thence proceed along the Northerly right of way line of Kansas City Southern Railroad South 56 degrees, 29 minutes, 22 seconds East a distance of 83.01 feet to a point; thence proceed along a line North 28 degrees, 37 minutes, 44 seconds East a distance of 106.66 feet to the point of beginning. Thence proceed North 28 degrees, 37 minutes, 44 seconds East a distance of 31.43 feet to a point; thence proceed South 44 degrees, 02 minutes, 35 seconds East a distance of 13.57 feet to a point; thence proceed North 82 degrees, 17 minutes, 35 seconds East a distance of 11.85 feet to a point; thence proceed North 28 degrees, 37 minutes 44 seconds East a distance of 62.28 feet to a point; thence proceed South 34 degrees, 00 minutes, 00 seconds East a distance of 39.41 feet to a point; thence proceed South 28 degrees, 37 minutes, 44 seconds West a distance of 96.50 feet to a point; thence proceed North 44 degrees, 02 minutes 35 seconds West a distance of 60.23 feet to the point of beginning.

87. FEE PARCEL DESCRIPTION: UNIT 1912

THE LAND REFERRED TO HEREINBELOWIS SITUATED IN THE PARISH OF ST. TAMMANY, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 58

FEE PARCEL

A certain tract or parcel of land containing 1.99 acres located in Section 1, T-9-S, R-14-E, Greensburg Land District, St. Tammany Parish, Louisiana, and being more particularly described as follows:

Commence at the southeast corner of the southeast quarter of the southwest quarter of Section 1, T-9-S, R-14-E, thence proceed N 01°08’00” W, a distance of 96.15 feet to a point and corner; thence S 89°05’56” W, a distance of 333.46 feet to a point and a corner; thence proceed S 87°37’52” W, a distance of 90.42 feet to a point and a corner; thence proceed N 22°22’18” W, a distance of 99.83 feet to the POINT OF BEGINNING;

THENCE from the POINT OF BEGINNING PROCEED S 85°43’06’ W, a distance of 141.78 feet to a point and a corner;

THENCE PROCEED N 01°08’00” W, a distance of 305.34 feet to a point and a corner;

THENCE PROCEED N 88°52’00” E, a distance of 396.70 feet to a point and a corner;

THENCE PROCEED S 01°08’00” E, a distance of 173.17 feet to a point and a corner;

THENCE PROCEED S 89°05’56” W, a distance of 252.65 feet to a point and a corner;

THENCE PROCEED S 00°00’00” W, a distance of 125.43 feet to the POINT OF BEGINNING.

Said tract of land contains 86,878.68 square feet and is designated as “Parcel 2” on the “Map showing Subdivision of the Racetrac Petroleum, Inc. Property” by Ferris Engineering & Surveying, Inc., dated September 7, 1993, approved by the Slidell Planning Commission on October 18, 1993, recorded as Map File No. 1170 in the records of St. Tammany Parish, and according to a plat of survey by Ronald K. Ferris, Land Surveyor, dated October 28, 1993, recorded as Map File No. E1571, said parcel has the same dimensions and measurements.

LESS AND EXCEPT

A certain tract or parcel of land containing 0.53 acres located in Section 1, T-9-S, R-14-E, Greensburg Land District, St. Tammany Parish, Louisiana, and being more particularly described as follows:

Commence at the southeast corner of the southeast quarter of the southwest quarter of Section 1, T-9-S,R-14-E, then proceed N 01°08’00” W, a distance of 96.15 feet to a point and corner, thence S 89°05’58” W, a distance of 204.89 feet to a point and corner, thence N 01°08’00” W, a distance of 216.00 feet to the POINT OF BEGINNING.

THENCE, from the POINT OF BEGINNING, PROCEED S 89°05’56” W, a distance of 132.50 feet to a point and a corner;

THENCE PROCEED N 01°06’00” W, a distance of 172.63 feet to a point and a corner;

THENCE PROCEED N 88°52’00” E, a distance of 132.50 feet to a point and a corner;

THENCE PROCEED S 01°06’00” E, a distance of 173.17 feet to the POINT OF BEGINNING.

SERVITUDE PARCEL

A non-exclusive perpetual servitude of ingress and egress over and across a portion of property which is more particularly described as the “Access Road” in Act Establishing Servitudes, recorded November 28, 1990, under Instrument No. 767690, COB 1443, folio 838, MOB 1407, folio 80.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 59

88. FEE PARCEL DESCRIPTION: UNIT 1914

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF ST. TAMMANY, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

FEE PARCEL

ALL THAT CERTAIN PIECE OR PORTION OF GROUND, together with all buildings and improvements thereon, situated in Section 15, Township 7 South, Range 11 East, ST. TAMMANY Parish, Louisiana, being LOT 3, ST. TAMMANY OAKS SUBDIVISION, St. Tammany Parish, Louisiana which lot is created by the official subdivision plat of Dufrene Surveying & Engineering, Inc., Tildon J. Dufrene, Jr. Professional Land Surveyor dated November 16, 1994 revised on various dates through March 21, 1995, approved by the necessary parish authorities and recorded with the Clerk of Court, St. Tammany Parish as Map File No. 1313.

SERVITUDE PARCEL I

Non-exclusive servitude created pursuant to that certain Declaration of Restrictive Use by St. Tammany Oaks, L.L.C. and BVI St. Tammany Oaks, L.L.C., dated March 19, 1997, recorded under Instrument No. 1045645 on May 8, 1997 in the conveyance records.

SERVITUDE PARCEL II

Non-exclusive servitude created pursuant to that certain Agreement for Water and Service by and between St. Tammany Oaks, L.L.C. and Utilities Inc. of Louisiana, dated March 30, 1995, recorded under Instrument No. 944791 on April 7, 1995 in the conveyance records.

89. FEE PARCEL DESCRIPTION: UNIT 1921

THAT CERTAIN TRACT OR PARCEL OF GROUND containing approximately 72,650 square feet and designated as “Lot 1” on the Plat of Survey dated February 19, 1993, prepared by Domingue, Szabo & Associates, Inc., located in Section 46, Township 10 South, Range 4 East, City of Lafayette, Louisiana, more particularly described as follows:

Commencing at an “x” in concrete, being the northeast corner of Lot 1—Building “A,” 1602 West Pinhook Road, shown as Point “H” on plat prepared by Roland W. Laurent titled “A Map of Survey Showing Property and Improvements of Building Site ‘A’ and Building Site ‘B’ Number of Lots ‘2’ belonging to PNB Securities Corp” dated May 21, 1992, which Map of Survey is recorded as part of File No. 9241346 of the records of the Clerk of Court for Lafayette Parish, Louisiana, said point being the Point of Beginning; thence South 75 degrees 59 minutes 50 seconds West a distance of 185.54 feet to a nail in asphalt; thence South 75 degrees 59 minutes 50 seconds West a distance of 30.80 feet to an iron rod; thence North 14 degrees 19 minutes 21 seconds West a distance of 314.35 feet to the approximate Mean Low Water Line of the Vermilion River; thence along the Mean Low Water Line of the Vermilion River approximated by the following courses:

North 56 degrees 52 minutes 06 seconds East a distance of 54.43 feet; thence North 76 degrees 49 minutes 04 seconds East a distance of 63.14 feet; thence North 57 degrees 39 minutes 45 seconds East a distance of 43.71 feet; thence North 68 degrees 00 minutes 50 seconds East a distance of 56.41 feet

Legal Descriptions

Subordination Agreement

Exhibit A – Page 60

thence North 69 degrees 17 minutes 13 seconds East a distance of 4.24 feet; thence South 14 degrees 19 minutes 22 seconds East along the westerly right-of-way of La. Highway 182 (Pinhook Road) a distance of 66.35 feet to an iron rod; thence South 14 degrees 19 minutes 22 seconds East along the westerly right-of-way of La. Highway 182 (Pinhook Road) a distance of 287.01 feet to an “x” in concrete, the Point of Beginning; said property containing approximately 1.668 acres.

Said property is bounded to the North by the Vermillion River, to the South by property owned, now or formerly, by William Mills, et ux, to the East by the right of way Pinhook Road, and to the West by property owned now or formerly by The Becnel Company, et al.

90. FEE PARCEL DESCRIPTION: UNIT 1941

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF CALCASIEU, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

A CERTAIN TRACT OF LAND containing 1.306 acres, located in the Northwest Quarter of Section 15, Township 10 South, Range 8 West, City of Lake Charles, Calcasieu Parish, Louisiana, being more fully described as follows:

Commencing at the Southwest corner of the Northwest Quarter of Section 15, Township 10 South, Range 8 East, proceed along the southern line of said Northwest Quarter a bearing of South 89° 20’ 36” East a distance of 55.00 feet to a point on the easterly right of way of Louisiana Highway No. 14, said right of way established for State Project No. 193-06-15; thence proceed along said right of way of Louisiana Highway No. 14 a bearing of North 00° 14’ 31” East a distance of 350.00 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of South 89° 20’ 36” East a distance of 10.00 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of North 00° 14’ 31” East a distance of 596.80 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of North 89° 12’ 33” West a distance of 10.00 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of North 00° 14’ 31” East a distance of 393.50 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of South 89° 12’ 33” East a distance of 15.00 feet to a point; thence continue along said right of way of Louisiana Highway No. 14 a bearing of North 00° 14’ 31” East a distance of 50.00 feet to a point; thence proceed along a bearing of South 89° 12’ 33” East a distance of 185.00 feet to a point; said point hereinafter to be known as the Point of Beginning; thence proceed along a bearing of South 89° 12’ 33” East a distance of 210.00 feet to a point; thence proceed along a bearing of South 00° 14’ 31” West a distance of 257.80 feet to a point on the northerly right of way of the proposed Derek Drive; thence proceed along said right of way of the proposed Derek Drive along a curve to the left having a radius of 460.81 feet, an arc length of 20.66 feet, a delta angle of 03° 48’ 46”, a chord bearing of South 85° 01’ 57” West and a chord distance of 30.66 feet to a point; thence continue along said right of way of the proposed Derek Drive a bearing of South 83° 07’ 34” West a distance of 150.00 feet to a point; thence continue along said right of way of the proposed Derek Drive along a curve to the right having a radius of 496.36 feet, an arc length of 30.76 feet, a delta angle of 03° 33’ 05”, a chord bearing of South 84° 54’ 07” West and a chord distance of 30.76 feet to a point; thence proceed along a bearing of North 00° 14’ 31” East a distance of 284.04 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 61

91. FEE PARCEL DESCRIPTION: UNIT 1951

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF OUACHITA, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

A certain tract or parcel of land situated in Lot 2, Unit No. 1, Constitution Centre, SE  1/4 of the NE  1/4 of Section 33, T18N, R3E, District North of the Red River, Ouachita Parish, Louisiana, being more particularly described as follows:

Commence at the intersection of the Southerly right-of-way Line of Interstate 20 Highway with the West line of the NE  1/4 of the NE  1/4 of Section 33, TI8N, R3E, and run South 00°18’29.7” East along the West line of the NE  1/4 of the NE  1/4 of Section 33, TI8N, R3E, for a distance of 72.96 feet to the Southerly right-of-way line of the service road known as Constitution Drive; thence continue South 00°18’29.7” East along said West line for a distance of 597.85 feet to the NW corner of the SE  1/4 of NE  1/4 of Section 33; thence run South 00°18’29.7” East along the West line of the SE  1/4 of the NE  1/4 of Section 33, TI8N, R3E, for a distance of 62.02 feet; thence run South 89°50’39.6” East for a distance of 188.22 feet to the POINT OF BEGINNING; thence run North 00°18’29.7” West for a distance of 255.37 feet; thence run North 36°30’21.0” East for a distance of 224.88 feet to the Southerly right-of-way line of the service road known as Constitution Drive; thence run South 53°29’39.0” East along said right-of-way line for a distance of 190.00 feet; thence run South 36°30’21.0” West for a distance of 324.21 feet; thence run South 00°00’31.6” West for a distance of 62.74 feet; thence run North 89°50’39.6” West for a distance of 92.24 feet to the POINT OF BEGINNING containing 66,878.91 square feet or 1.535 acres.

92. FEE PARCEL DESCRIPTION: UNIT 1961

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF BOSSIER, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

A tract located in the Northwest Quarter (NW/4) of Section 27, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more particularly described as follows:

From the Southwest corner of the Northwest Quarter (NW/4) of said Section 27, run North 0°08’ East along the West line thereof, a distance of 477.10 feet, thence South 83°41’ East, a distance of 543.73 feet, thence South 83°17’ East, a distance of 299.20 feet, to a point on the West right-of-way line of Village Lane; thence run North 0°11’ East along said right-of-way line a distance of 272.70 feet; thence run North 85°34’ East, with the North right-of-way line of Village Lane, a distance of 462.01 feet, to the point of beginning of the tract herein described; thence run North 4°26’ West a distance of 360.46 feet to a point on the South right-of-way line of the Illinois Central Railroad; thence run North 85°05’40” East along said right-of-way line a distance of 361.05 feet; thence run South 4°26’ East a distance of 363.44 feet to a point on the North right-of-way line of Village Lane; thence run South 85°34’ West along said right-of-way line, a distance of 361.04 feet, to the point of beginning.

LESS AND EXCEPT:

A TRACT OF LAND in the NW/4 of said Section 27, Township 18 North, Range 13 West, Bossier Parish, Louisiana. Said tract more fully described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 62

From the Southwest corner of the NW/4 of said Section 27, Run North 0 degrees 8’ East along the West line thereof, a distance of 477.10 feet, thence run South 83 degrees 41’ East, a distance of 543.73 feet, thence run South 83 degrees 17’ East a distance of 299.20 feet to a point on the West right-of-way line of Village Lane. Thence run North 0 degrees 11’ East along said right-of-way line a distance of 272.70 feet. Thence run North 85 degrees 34’ East with the North right-of-way line of Village Lane a distance of 462.01 feet to the point of beginning. From the point of beginning, run North 4 degrees 26’ West a distance of 360.70 feet to a found iron pipe, thence run North 85 degrees 5’45” East a distance of 173.32 feet to a found iron pipe. Thence run South 4 degrees 23’22” East a distance of 362.12 feet to a found iron pipe. Thence run South 85 degrees 33’55” West a distance of 173.04 feet to the point of beginning.

Said Tract containing 1.44 acres more or less.

93. FEE PARCEL DESCRIPTION: UNIT 1971

A CERTAIN PARCEL OF GROUND known as the Easterly 144.61 feet of Lot 4 and all of Lot 5, formerly being a portion of Lot 2 of eight subdivision; and also, formerly being a portion of Lots 13 & 14 of Evergreen Plantation. Located in the City of Alexandria, Rapides Parish, Louisiana, Section 47, Township 3 North, Range 1 West, being more particularly described as follows:

Commencing at the intersection of the westerly right-of-way line of Sterkx Road and the northerly right-of-way line of MacArthur Drive; thence, along the northerly right-of-way of MacArthur Drive; N51°41’00” W—159.15 feet to a point, said point being the Point-of-Beginning.

Thence, along the Northerly right-of-way of MacArthur Drive, N51°41’00” W—144.61 feet to a point; thence, departing said right-of-way, N38°19’12” E—329.45 feet to a point; thence S60°49’00”E—262.38 feet to a point and corner, said point being on the Westerly right-of-way of Sterkx Road; thence, along the Westerly right-of-way of Sterkx Road, S16°55’00” W—92.35 feet to a point and corner; thence, S36°04’00”W—52.92 feet to a point and corner; thence, departing said right-of-way, N51°41’00” W—151.38 feet to a point and corner; thence S38°02’00” W—232.24 feet to the Point-of-Beginning. Being more particularly described as Lot 4-A and Lot 5 of a plat of survey by David L. Patterson, Registered Land Surveyor, dated June 6, 1997, a copy of which is recorded in conveyance Book 1508, Page 632.

94. FEE PARCEL DESCRIPTION: UNIT 2001

Lot 2 of CORNERSTONE PLAZA, according to the map or plat thereof as recorded in Plat Book 88, Page 22 of the Public Records of Hillsborough County, Florida.

TOGETHER WITH those certain easements as set forth in Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 10225, Page 596, of the Public Records of Hillsborough County, Florida.

95. FEE PARCEL DESCRIPTION: UNIT 2014

PARCEL 1:

Lot 1, TOWNSGATE WEST, according to map or plat thereof recorded in Plat Book 73, page 44, of the public records of Hillsborough County, Florida; LESS that portion as taken by the State of Florida Department of Transportation in Stipulated Final Judgment in Official Records Book 8159, page 512.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 63

PARCEL 2:

TOGETHER WITH those certain non-exclusive easements for drainage and retention areas for the benefit of the above described parcel as created by and set forth in Exhibit D of that certain Easement Agreement executed by and between Whitestone Plant City Partners, a Florida general partnership, Inland Southern Development Corporation, a Florida corporation, and Inland Townsgate Limited Partnership, a Florida limited partnership recorded in Official Records Book 5295, page 1857, of the public records of Hillsborough County, Florida, LESS AND EXCEPT that part described in Order of Taking recorded in Official Records Book 7936, page 234, public records of Hillsborough County, Florida; ALSO LESS AND EXCEPT that part described in Stipulated Order of Taking recorded in Official Records Book 7917, page 491, public records of Hillsborough County, Florida, ALSO LESS AND EXCEPT that part described in Final Judgment recorded in Official Records Book 8159, page 512, public records of Hillsborough County, Florida.

PARCEL 3:

TOGETHER with those certain non-exclusive easements for drainage, ingress/egress and utilities for the benefit of Parcel 1 above as created by and set forth in that certain Declaration of Easements and Maintenance Agreement executed by and between Northlake Development, Inc., a Florida corporation and Northlake Drainage Association, Inc., a Florida not-for-profit corporation recorded in Official Records Book 7371, page 670, public records of Hillsborough County, Florida; LESS AND EXCEPT that part described in Stipulated Order of Taking recorded in Official Records Book 7917, page 491, public records of Hillsborough County, Florida and Stipulated Final Judgment recorded in Official Records Book 8159, page 512, public records of Hillsborough County, Florida.

96. CONDOMINIUM PARCEL DESCRIPTION: UNIT 2015

All that part of Lot 39 lying East of the Seaboard Airline Railroad right-of-way of FLETCHER HEIGHTS, according to the plat thereof, as recorded in Plat Book 1, Page 41, of the Public Records of Citrus County, Florida.

LESS and EXCEPT right-of-way for State Road Number 44, as described in Deed Book 96, Page 326, and Order of Taking recorded in Official Records Book 1028, Page 1388, of the Public Records of Citrus County, Florida.

LESS Limric Unit of OS Inverness Land Condominium, recorded August 16, 2006, in Official Records Book 2039, Page 2443, of the Public Records of Citrus County, Florida, as amended and/or supplemented from time to time, being more particularly described as follows:

A parcel of land lying in and being a part of Section 13, Township 19 South, Range 19 East, Citrus County, Florida being further described as follows:

Begin at the Southeast corner of Lot 39 of FLETCHER HEIGHTS SUBDIVISION as recorded in Plat Book 1, Page 41 of the Public Records of Citrus County, Florida; thence North 87°28’43” West, a distance of 213.00 feet; thence North 01°47’52” East, a distance of 233.81 feet; thence South 83°07’02” East, a distance of 159.33 feet; thence South 87°28’43” East, a distance of 68.50 feet; thence South 01°47’52” West, a distance of 168.00 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 64

All of the above described lands being also described as follows:

OS Unit of the OS Inverness Land Condominium, recorded August 16, 2006, in Official Records Book 2039, Page 2443, of the Public Records of Citrus County, Florida, as amended and/or supplemented from time to time, being more particularly described as follows:

A parcel of land lying in and being a part of Section 13, Township 19 South, Range 19 South, Citrus County, Florida being further described as follows:

Commence at the Southeast corner of Lot 39 of FLETCHER HEIGHTS SUBDIVISION as recorded in Plat Book 1, Page 41 of the Public Records of Citrus County, Florida; thence North 87°28’43” West, a distance of 213.00 feet to the POINT OF BEGINNING; thence North 87°28’43” West, a distance of 281.15 feet; thence North 34°13’49” East, a distance of 760.07 feet to a point on the Southwesterly right-of-way line of S.R. 44; thence South 54°58’00” East, a distance of 103.40 feet; thence South 01°47’52” West, a distance of 423.09 feet; thence North 87°28’43” West, a distance of 68.50 feet; thence North 63°07’02” West, a distance of 159.53 feet; thence South 01°47’52” West, a distance of 233.81 feet to the POINT OF BEGINNING.

TOGETHER with the non-exclusive easements set forth in that certain Declaration of Land Condominium of OS Inverness Land Condominium, recorded in Official Records Book 2039, Page 2443, of the Public Records of Citrus County, Florida.

97. FEE PARCEL DESCRIPTION: UNIT 2017

PARCEL I: (Fee Simple)

A portion of the Southeast 1/4 of Section 10, Township 28 South, Range 17 East, including a portion of Tract F shown on the Condominium Plat of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida, and all of said land being more particularly described as follows:

From the Southeast corner of Section 10, Township 28 South, Range 17 East, Hillsborough County, Florida; run thence North 00°21’33” East, 535.61 feet along the East boundary of said Section 10; thence North 89°40’49” West, 88.00 feet to the West right-of-way line of Sheldon Road for a POINT OF BEGINNING; thence North 89°40’49” West, 2.00 feet to the Northeast corner of Lot 1, of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida; thence North 89°40’49” West, 274.96 feet along the North boundary of Lots 1 through 6 inclusive of said SHELDON WEST; thence South 84°52’59” West, 155.06 feet along the North boundary of Lots 6, 7 and 8 of SHELDON WEST; thence North 89°54’05” West, 110.68 feet along the North boundary of Lots 8, 9 and 10 of said SHELDON WEST; thence North 00°21’33” East, 506.79 feet along the West boundary of the East 630.00 feet of the Southeast 1/4 of said Section 10, (also being along the East boundary of CYPRESS PARK GARDEN HOMES, a Condominium filed in Condominium Plat Book 5, Page 33, Public Records of Hillsborough County, Florida) to the South boundary of an access easement as recorded in Official Records Book 9135, Page 931, Public Records of Hillsborough County, Florida; thence South 89°10’19” East, 542.01 feet along the South boundary of said easement to the West right-of-way line of Sheldon Road; thence South 00°21’33” West, 486.87 feet along said West right-of-way line to the Point of Beginning;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 65

LESS AND EXCEPT the following parcel described as a portion of the Southeast 1/4 of Section 10, Township 28 South, Range 17 East, including a portion of Tract F shown on the Condominium Plat of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida, and all of said land being more particularly described as follows:

From the Southeast corner of Section 10, Township 28 South, Range 17 East, Hillsborough County, Florida; run thence North 00°21’33” East, 535.61 feet along the East boundary of said Section 10; thence North 89°40’49” West, 88.00 feet to the West right-of-way line of Sheldon Road for a POINT OF BEGINNING; thence North 89°40’49” West, 2.00 feet to the Northeast corner of Lot 1, of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida; thence North 89°40’49” West, 219.00 feet along the North boundary of Lots 1 through 5 inclusive of said SHELDON WEST for a POINT OF BEGINNING; thence continue North 89°40’49” West, 55.96 feet along the North boundary of Lot 5 of said SHELDON WEST; thence South 84°52’59” West, 155.06 feet along the North boundary of Lots 6, 7 and 8 of SHELDON WEST; thence North 89°54’05” West, 110.68 feet along the North boundary of Lots 8, 9 and 10 of said SHELDON WEST; thence North 00°21’33” East, 506.79 feet along the West boundary of the East 630.00 feet of the Southeast 1/4 of said Section 10, (in part along the East boundary of CYPRESS PARK GARDEN HOMES, a Condominium filed in Condominium Plat Book 5, Page 33, Public Records of Hillsborough County, Florida) to the South boundary of an access easement as recorded in Official Records Book 9135, Page 931, Public Records of Hillsborough County, Florida; thence South 89°10’19” East, 294.00 feet along the South boundary of said easement; thence South 00°21’33” West, 42.54 feet to a point of curvature; thence Southerly 52.56 feet along the arc of a curve to the left having a radius of 100.00 feet, a central angle of 30°07’02” and a chord bearing and distance of South 14°41’58” East, 51.96 feet to a point of reverse curvature; thence Southerly 52.56 feet along the arc of a curve to the right having a radius of 100.00 feet, a central angle of 30°07’02” and a chord bearing and distance of South 14°41’58” East, 51.96 feet to a point of tangency; thence South 00°21’33” West, 346.15 feet to the Point of Beginning;

PARCEL II: (Easement)

Non-exclusive easement for access contained in the Access Easement Agreement recorded in Official Records Book 9135, Page 931, as amended by the Amendment thereto recorded in Official Records Book 10548, Page 1946, re-recorded in Official Records Book 10594, Page 1849, Public Records of Hillsborough County, Florida.

PARCEL III: (Easement)

Non-exclusive easement for drainage contained in Drainage Easement recorded in Official Records Book 3898, Page 559; as assigned to Outback Steakhouse of Florida, Inc., a Florida corporation, by Assignment of Drainage Easement recorded in Official Records Book 11130, Page 612, Public Records of Hillsborough County, Florida.

PARCEL IV: (Easement)

Non-exclusive easement for drainage contained in the Drainage Easement recorded in Official Records Book 11130, Page 615, Public Records of Hillsborough County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 66

PARCEL V: (Easement)

Non-exclusive easement for drainage contained in the following instruments: (i) Parcel 6 Drainage Easement recorded in Official Records Book 9489, Page 1554; (ii) the Amendment thereto recorded in Official Records Book 9696, Page 1946; and (iii) the Second Amendment thereto recorded in Official Records Book 10995, Page 263, all in the Public Records of Hillsborough County, Florida.

PARCEL VI: (Easement)

Non-exclusive easement for drainage contained in the Drainage Easement recorded in Official Records Book 11130, Page 623, Public Records of Hillsborough County, Florida.

PARCEL VII: (Easement)

Easements which benefit the insured property as created by and set forth in Declaration of Covenants, Restrictions and Easements for “Outback Plaza at Citrus Park” recorded in Official Records Book 13513, Page 1374, Public Records of Hillsborough County, Florida.

98. FEE PARCEL DESCRIPTION: UNIT 2034

BEING KNOWN AND DESIGNATED as Lots Numbered Thirty (30) and Thirty-One (31) in the Tidewater Subdivision situate at or near the Village of Waldorf in the Sixth Election District of Charles County, Maryland.

TOGETHER WITH rights of ingress and egress on the adjoining streets and alleys including Waldorf Avenue, Naylor Avenue and a 15 foot alley which lie adjacent to said Lots 30 and 31.

Tax ID No. 06-035043

99. FEE PARCEL DESCRIPTION: UNIT 2039

BEGINNING FOR THE SAME at a point on the southern right of way line of Maryland Route 103, where it intersects the western right of way line of Long Gate Parkway, thence running with the said western right of way line the following five courses and distances, viz:

1) South 32 degrees 22 minutes 52 seconds West 32.14 feet to a point,

2) South 09 degrees 31 minutes 44 seconds East 32.99 feet to a point,

3) North 38 degrees 16 minutes 17 seconds West 131.54 feet to a point,

4) 50.70 feet along the arc of a curve to the right, which curve is subtended by a chord bearing South 39 degrees 01 minutes 13 seconds West 50.70 feet, the curve being of radius 1940.00 feet, and

5) South 39 degrees 46 minute 08 seconds West 67.73 feet to the point, thence departing the said western right of way line and running with the line of division between Parcel K and Parcel J as shown on the Plat entitled “Long Gate Center, Parcels I, J & K” and recorded among the Land Records of Howard County, Maryland as Plat No. 12357, the following course and distances, viz:

6) North 50 degrees 13 minutes 52 seconds West 300.00 feet to a point, thence leaving said line and running for the following two courses and distances, viz:

7) North 39 degrees 46 minutes 08 seconds East 89.15 feet, thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 67

8) North 38 degrees 16 minutes 17 seconds East 187.53 feet to a point in the southern right of way line of the said Route 103, thence with the right of way line the following two courses and distances, viz:

9) 59.19 feet along the arc of a curve to the right, which curve is subtended by a chord bearing South 56 degrees 23 minutes 05 seconds East 59.19 feet, the curve being a radius of 2,435.00 feet and

10) South 55 degrees 41 minutes 19 seconds East 213.78 feet to the point of beginning encompassing 86,364 square feet or 1.983 acres of land, more or less.

BEING all that parcel known as Parcel K on a Plat entitled “Long Gate Center, Parcels I, J & K” and recorded among the Land Records of Howard County, Maryland as Plat No. 12357.

TOGETHER WITH EASEMENTS APPURTENANT to the above described property as defined in Article VI, Shopping Center Easements” in that certain Declaration of Covenants recorded among the Land Records of Howard County, Maryland in Liber 3645, folio 105, as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easement recorded among the aforesaid Land Records in Liber 3645, folio 176.

Tax ID No. 02-381710

100. FEE PARCEL DESCRIPTION: UNIT 2315

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF KENTWOOD, KENT COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Part of the Northeast 1/4 of Section 14, Town 6 North, Range 11 West, City of Kentwood, Kent County, Michigan, described as:

Beginning at a point on the North line of said Section 14 a distance of 165.00 feet South 87°04’10” East of the North 1/4 corner of said Section 14; thence continuing South 87°04’10” East on said North Section line 165.00 feet; thence South 00°17’50” West parallel with the North—South 1/4 line of said Section 14 a distance of 660.00 feet; thence North 87°04’10” West parallel with the North line of said Section 14 a distance of 165.00 feet; thence North 00°17’50” East parallel with said 1/4 line 660.00 feet to the point of beginning.

EXCEPT THEREFROM the following described property:

Part of the Northeast 1/4 of Section 14, Town 6 North, Range 11 West, City of Kentwood, Kent County, Michigan, described as: Commencing at the North 1/4 corner of said Section 14; thence South 87°04’10” East on the North line of said Section 14 a distance of 330.00 feet; thence South 00°17’50” West parallel with the North-South 1/4 line of said Section 14 a distance of 392.97 feet to the point of beginning of the land herein described; thence continuing South 00°17’50” West parallel with said 1/4 line 267.03 feet to a point that is 660.00 feet South 00°17’50” West of the North line of said Section 14; thence North 87°04’10” West parallel with said North Section line 165.00 feet to a point that is 165.00 feet South 87°04’10” East of the North-South 1/4 line of said Section 14; thence North 00°17’50” East parallel with said 1/4 line 266.73 feet to a point that is 393.27 feet South 00°17’50” West of said North Section line; thence South 87°10’10” East (Deeded South 87°10’25” East) 164.98 feet to the point of beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 68

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions and limitations contained in the Reciprocal Parking Easement Agreement dated September 9, 1994 recorded in Liber 3451, page 26.

Parcel ID: 41-18-14-201-051

Street Address: 3650 28th St. SE, Kentwood

101. FEE PARCEL DESCRIPTION: UNIT 2319

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE TOWNSHIP OF KOCHVILLE, SAGINAW COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

A parcel of land in the Southeast  1/4 of Section 35, Township 13 North, Range 4 East, Kochville Township, Saginaw County, Michigan, described as follows:

Commencing at a point on the North and South  1/4 line of said Section 240.63 feet, North 05 degrees 19 minutes 21 seconds East, from the South  1/4 corner of said Section 35; thence North 05 degrees 19 minutes 21 seconds East on said North and South  1/4 line, 97.32 feet; thence South 89 degrees 22 minutes 54 seconds East, parallel with the South line of the Southwest  1/4 of said Section 372.78 feet; thence South 00 degrees 37 minutes 06 seconds West, perpendicular to the South line of said Southwest  1/4, 280.70 feet; thence North 88 degrees 49 minutes 29 seconds West, parallel with and 60.00 feet, measured at right angles, North of the South line of the Southeast  1/4 of said Section, said line being the North right-of-way line of so-called Tittabawassee Road, 234.92 feet; thence North 05 degrees 19 minutes 21 seconds East, parallel with and 160.25 feet, measured at right angles, East of the North and South  1/4 line of said Section, 180.47 feet; thence North 88 degrees 49 minutes 29 seconds West, parallel with and 240.00 feet, measured at right angles, North of the South line of said Southeast  1/4, 160.67 feet to the Point of Beginning.

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions and limitations contained in the Declaration of Easements and Restrictions recorded in Liber 1749, page 249, and as further amended in Liber 1750, page 1990, Liber 1879, page 494, Liber 1898, page 1527, and Liber 1898, page 1552.

Tax Number: 18-13-4-35-3005-006

Tax Number: 18-13-4-35-3005-011

Street Address: 2468 Tittabawassee, Saginaw

102. FEE PARCEL DESCRIPTION: UNIT 2320

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF MADISON HEIGHTS, OAKLAND COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

A parcel of land located in the West 1/2 of the Northwest 1/4 of Section 2, Town 1 North, Range 11 East, City of Madison Heights, Oakland County, Michigan, more particularly described as:

Beginning at a point South 00 degrees 05 minutes 30 seconds West, 60.00 feet, South 89 degrees 02 minutes 50 seconds East, 60.00 feet, South 00 degrees 05 minutes 30 seconds West, 81.64 feet and

Legal Descriptions

Subordination Agreement

Exhibit A – Page 69

South 89 degrees 02 minutes 50 seconds East, 55.32 feet from the Northwest corner of said Section 2; thence South 89 degrees 02 minutes 50 seconds East, 93.17 feet; thence South 00 degrees 57 minutes 10 seconds West, 86.00 feet; thence South 89 degrees 02 minutes 50 seconds East, 9.00 feet; thence South 00 degrees 57 minutes 10 seconds West, 24.33 feet; thence North 89 degrees 02 minutes 50 seconds West, 102.17 feet; thence North 00 degrees 57 minutes 10 seconds East, 110.33 feet to the Point of Beginning.

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions and limitations contained in the Easement Agreement by and between Campbell Corners Limited Partnership and Outback Steakhouse of Florida, In. dated September 11, 1995, recorded on September 18, 1995 in Liber 15682, page 252.

Parcel ID: 25-02-101-063

Street Address: 1515 W. Fourteen Mile, Madison Heights

103. FEE PARCEL DESCRIPTION: UNIT 2321

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE TOWNSHIP OF BLACKMAN, JACKSON COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Parcel I—Fee Parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01’47’00” 275.37 feet to the Southerly right-of-way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the Southerly right-of-way line of said Boardman Road, South 70’48’00” West, 135.97 feet to the Point of Beginning; thence South 00’47’00” East, 205.05 feet; thence South 89’13’00” West, 338.92 feet; thence North 00’47’00” West, 92.20 feet to the Southerly right-of-way line of said Boardman Road; thence along the Southerly right-of-way line of said Boardman Road, North 70’48’00” East, 357.22 feet to the Point of Beginning.

Parcel II—Easement Parcels:

Together with a non-exclusive easement to be used, if at all, solely for vehicular and pedestrian access to and from the Fee Parcel described above to Wisner Street and Boardman Street over the following described parcel (“Roadway”):

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the center of Section 28; thence along the North-South  1/4 line of said Section 28, South 00’47’00” East, 21.39 feet to the Point of Beginning; said point being the point of intersection with a non-tangent curve, thence 8.38 feet along a curve to the right, radius 25.00 feet, central angle 19°12’03”, chord bearing South 79°34’32” West, 8.34 feet to the curve’s end; thence South 89’10’33” West, 49.15 feet; thence North 66°50’12” West, 74.25 feet; thence South 89°13’00” West, 347.50 feet; thence North

Legal Descriptions

Subordination Agreement

Exhibit A – Page 70

00°47’00” West, 112.20 feet; thence South 70°48’00” West, 37.94 feet; thence South 00’47’00” East, 130.21 feet; thence North 89’13’00” East, 377.14 feet; thence South 66°50’12” East, 74.26 feet; thence North 89°10’33” East, 55.53 feet to a curve; thence 8.35 feet along a curve to the right, radius 25.00 feet, central angle 19’08’50”, chord bearing South 81°15’02” East, 8.32 feet to a non-tangent line; thence North 00°47’00” West, 32.77 feet to the Point of Beginning.

And together with a non-exclusive easement to be used, if at all, solely for vehicular parking purposes over the automobile parking spaces located upon the following described parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 °47’00” West, 275.37 feet to the Southerly right of way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the Southerly right-of-way line of said Boardman Road, South 70’48’00” West, 135.97 feet; thence South 00°47’00” East, 205.05 feet to the Point of Beginning; thence North 89’13’00” East, 27.41 feet; thence South 00’47’00” East, 8.67 feet; thence South 66°50’12” East, 57.82 feet; thence North 89°10’34”, East 30.00 feet; thence South 00°49’26” East, 18.87 feet; thence South 89’10’34” West, 34.01 feet; thence North 66°50’12” West, 73.93 feet; thence South 89°13’00” West, 347.61 feet; thence North 00°47’00” West, 21.00 feet; thence North 89°13’00” East, 338.92 feet to the Point of Beginning.

And together with a easement to be used, if at all, solely for activities associated with the construction, maintenance and repair of a paved parking area upon and for vehicular parking purposes over the automobile parking spaces located or to be constructed upon the following described parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 ’47’00” West, 275.37 feet to the Southerly right of way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the Southerly right of way line of said Boardman Road, South 70°48’00” West, 135.97 feet; thence South 00°47’00” East, 34.05 feet to the Point of Beginning; thence North 89°13’00” East, 27.41 feet; thence South 00°47’00” East, 171.00 feet; thence South 89°13’00” West, 27.41 feet; thence North 00°47’00” West, 171.00 feet to the Point of Beginning.

And together with a easement to be used, if at all, solely for activities associated with the construction, maintenance and repair of a trash corral and for the use thereof for a trash dumpster to service solely the business being conducted from the Fee Parcel described above, upon the following described parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 °47’00” West, 275.37 feet to the Southerly right-of-way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the Southerly right-of-way line of said Boardman Road, South 70°48’00” West, 135.97 feet; thence South 00°47’00” East, 167.05 feet to the Point of

Legal Descriptions

Subordination Agreement

Exhibit A – Page 71

Beginning; thence North 89°13’00” East, 27.41 feet; thence South 00°47’00” East, 22.00 feet; thence South 89°13’00” West, 27.41 feet; thence North 00°47’00” West 22.00 feet to the Point of Beginning.

And together with a non-exclusive easement to be used, if at all, solely for activities associated with construction, maintenance and repair of an underground storm water drainage pipe, over the following described parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 °47’00” West, 275.37 feet to the Southerly right-of-way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the southerly right-of-way line of said Boardman Road, South 70°48’00” West, 135.97 feet; thence South 00°47’00” East, 90.05 feet to the Point of Beginning; thence North 89°13’00” East, 40.00 feet; thence South 00°47’00” East, 15.00 feet; thence South 89°13’00” West, 40.00; thence North 00°47’00” West, 15.00 feet to the Point of Beginning.

And for the use of such pipe for the drainage of storm water from the Fee Parcel described above into the storm water detention pond, together with any outfall pipe contained within such pond, located upon the following described parcel, and together with the right to use such pond and such outfall pipe on a non-exclusive basis for such storm water drainage purposes:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 °47’00” West, 275.37 feet to the Southerly right-of-way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the southerly right-of-way line of said Boardman Road, South 70°48’00” West, 135.97 feet; thence South 00°47’00” East, 109.29 feet to the Point of Beginning; thence North 25°09’20” East, 44.84 feet; thence East, 31.35 feet; thence South, 20.00 feet; thence West, 18.65 feet; thence South 25°09’20” West, 73.26 feet; thence North 00°47’00” West, 45.72 feet to the Point of Beginning.

And together with a non-exclusive easement to have the lines supplying electric power to the Fee Parcel described above tap into and use the electric power transformer located upon the following described parcel:

Part of Section 28, Township 2 South, Range 1 West, Jackson County, Michigan, more particularly described as follows:

Commencing at the Center of Section 28; thence along the North-South  1/4 line of said Section 28, North 01 °47’00” West, 275.37 feet to the southerly right-of-way line of Boardman Road as defined by the Michigan Department of Transportation; thence along the southerly right-of-way line of said Boardman Road, South 70°48’00” West, 135.97 feet; thence South 00°47’00” East, 189.05 feet to the Point of Beginning; thence North 89°13’00” East, 10.00 feet; thence South 00°47’00” East, 16.00 feet; thence South 89°13’00” West, 10.00 feet; thence North 00°47’00” West, 16.00 feet to the Point of Beginning.

Parcel lD: 000-08-28-177-001-00

Street Address: 1501 Boardman, Jackson

Legal Descriptions

Subordination Agreement

Exhibit A – Page 72

104. FEE PARCEL DESCRIPTION: UNIT 2325

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE TOWNSHIP OF INDEPENDENCE, OAKLAND COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Parcel (B) North:

Part of the East  1/2 of Section 32, Town 4 North, Range 9 East, Independence Township, Oakland County, Michigan, described as:

Beginning at a point on the Southwesterly Right-of-Way line of Dixie Highway, located South 89 degrees 51 minutes 15 seconds East 23.97 feet and North 33 degrees 21 minutes 47 seconds West 349.89 feet and South 49 degrees 31 minutes 48 seconds West 60.46 feet and North 33 degrees 21 minutes 47 seconds West 291.96 feet from the East  1/4 corner of Section 32, Town 4 North, Range 9 East; thence from said Point of Beginning South 58 degrees 05 minutes 24 seconds West 197.01 feet; thence South 83 degrees 15 minutes 05 seconds West 115.11 feet (as recorded), South 83 degrees 05 minutes 57 seconds West, 115.11 feet (as measured); thence North 33 degrees 21 minutes 47 seconds West 360.10 feet; thence East 359.19 feet to the Southwesterly Right-of-Way line of Dixie Highway; thence South 33 degrees 21 minutes 47 seconds East 218.86 feet along said Right-of-Way line to the Point of Beginning,

EXCEPT that part of the East  1/2 of Section 32, Town 4 North, Range 9 East, Independence Township, Oakland County, Michigan, described as:

Beginning at a point on the Southwesterly Right-of-Way line of Dixie Highway, located South 89 degrees 51 minutes 15 seconds East 23.97 feet and North 33 degrees 21 minutes 47 seconds West 349.89 feet and South 49 degrees 31 minutes 48 seconds West 60.46 feet and North 33 degrees 21 minutes 47 seconds West 291.96 feet from the East  1/4 corner of Section 32, Town 4 North, Range 9 East; thence from said Point of Beginning South 58 degrees 05 minutes 24 seconds West 197.01 feet; thence South 83 degrees 15 minutes 57 seconds West 115.11 feet; thence North 33 degrees 21 minutes 47 seconds West 32.47 feet; thence on a curve to the left (Radius = 210.00 feet, Long Chord = North 85 degrees 37 seconds East 123.53) an arc distance of 125.38 feet; thence North 43 degrees 53 minutes 30 seconds East 70.58 feet; thence North 56 degrees 39 minutes 20 seconds East 123.00 feet to the Southerly Right-of-Way line of Dixie Highway; thence South 33 degrees 21 minutes 47 seconds East 45.00 feet along said Right-of-Way line to the Point of Beginning.

PARCEL 2:

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions and limitations contained in the Declaration of Easements, Covenants, Conditions and Restrictions for the Clarkston Bluffs Community, recorded in Liber 10090, page 139.

Parcel ID: PART OF 08-32-277-111

Street Address: 6435 Dixie Hwy, Clarkson

Legal Descriptions

Subordination Agreement

Exhibit A – Page 73

105. FEE PARCEL DESCRIPTION: UNIT 2326

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE TOWNSHIP OF GENOA, LIVINGSTON COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Part of the Northeast  1/4 of Section 24, Town 2 North, Range 5 East, Genoa Township, Livingston County, Michigan, being more particularly described as follows:

Commencing at the East  1/4 corner of said Section 24; thence North 00 degrees 29 minutes 54 seconds West, along the East line of said Section and the Township line, 90.27 feet to the West  1/4 corner of Section 19, Town 2 North, Range 6 East; thence continuing North 00 degrees 29 minutes 54 seconds West, along the East line of said Section 24 and the Township line, 566.06 feet to the South line of “Grand Ravines” Subdivision, as recorded in Liber 25 of Plats, page 7, Livingston County Records; thence South 88 degrees 40 minutes 31 seconds West along the South line of said Subdivision, 314.16 feet to the Point of Beginning; thence South 18 degrees 18 minutes 40 seconds West, 518.24 feet to the North right of way line of I-96 Expressway (300 feet wide limited access right of way); thence along a non tangent curve to the left along said Northerly right of way line, radius of 3,061.79 feet, through a central angle of 04 degrees 12 minutes 55 seconds, arc distance of 225.26 feet, chord bearing North 74 degrees 10 minutes 04 seconds West 225.21 feet; thence North 18 degrees 18 minutes 40 seconds East 447.70 feet to the South line of said subdivision; thence North 88 degrees 40 minutes 31 seconds East, along said Subdivision line, 238.89 feet to the Point of Beginning, containing 2.488 acres.

TOGETHER WITH and subject to a 66 foot wide easement for ingress, egress, public and private utilities, being part of the Southwest  1/4 of Section 19, Town 2 North, Range 6 East, Brighton Township and part of the East  1/2 of Section 24, Town 2 North, Range 5 East, Genoa Township, Livingston County, Michigan, more particularly described as:

Commencing at the Southeast corner of said Section 24; thence North 00 degrees 19 minutes 55 seconds West, along the East line of said Section 24 and Township line, 2,599.29 feet to the Point of Beginning; thence along a non-tangent curve to the right, radius of 533.00 feet, through a central angle of 20 degrees 44 minutes 10 seconds, an arc distance of 192.90 feet, chord bearing North 76 degrees 29 minutes 41 seconds West, 191.85 feet to the Northerly right-of-way line of I-96 expressway (300 feet wide limited access) and point of reverse curve; thence along said right-of-way line along a curve to the left, radius a 3,061.79 feet; through a central angle of 16 degrees 40 minutes 35 seconds, an arc distance of 891.16 feet, chord bearing North 74 degrees 27 minutes 53 seconds West 888.02 feet; thence North 07 degrees 11 minutes 49 seconds East 66.00 feet; thence along a non-tangent curve to the right, radius of 3,127.79 feet, through a central angle of 16 degrees 40 minutes 35 seconds, an arc distance of 910.37 feet, chord bearing South 74 degrees 27 minutes 53 seconds East 907.16 feet to a point of reverse curve; thence along a curve to the left, radius of 467.00 feet; through a central angle of 20 degrees 13 minutes 18 seconds, an arc distance of 164.82 feet, chord bearing South 76 degrees 14 minutes 15 seconds East 163.97 feet to the East line of said Section 24 and Township line; thence continuing along a curve to the left, radius of 467.00 feet, through a central angle of 14 degrees 34 minutes 37 seconds, an arc distance of 118.81 feet, chord bearing North 86 degrees 21 minutes 47 seconds East 118.49 feet to a point of reverse curve; thence along a curve to the right, radius of 533.00 feet, through a central angle of 11 degrees 28 minutes 08 seconds, an arc distance of 106.69 feet, chord bearing North 84 degrees 48 minutes 33 seconds East 106.51 feet; thence South 89 degrees 27 minutes 23 seconds East 50.00 feet to

Legal Descriptions

Subordination Agreement

Exhibit A – Page 74

a point of curve; thence along a curve to the right, radius of 533.00 feet, through a central angle of 10 degrees 13 minutes 23 seconds, an arc distance of 95.10 feet; chord bearing South 84 degrees 20 minutes 41 seconds East 94.98 feet to a point of reverse curve; thence along a curve to the left, radius of 467.00 feet; through a central angle of 11 degrees 08 minutes 11 seconds, an arc distance of 90.77 feet, chord bearing South 84 degrees 48 minutes 05 seconds East 90.63 feet; thence North 89 degrees 37 minutes 49 seconds East 582.51 feet to the Westerly right-of-way line of Grand River Avenue (100 feet wide); thence along said right-of-way line along a non-tangent curve to the right, radius of 2,241.88 feet, through a central angle of 01 degrees 42 minutes 17 seconds, an arc distance of 66.70 feet, chord bearing South 08 degrees 39 minutes 20 seconds East 66.70 feet; thence South 89 degrees 37 minutes 49 seconds West 592.13 feet to a point of curve; thence along a curve to the right, radius of 533.00 feet, through a central angle of 11 degrees 08 minutes 11 seconds, an arc distance of 103.60 feet, chord bearing North 84 degrees 48 minutes 05 seconds West 103.44 feet to a point of reverse curve; thence along a curve to the left, radius of 467.00 feet, through a central angle of 10 degrees 13 minutes 23 seconds, an arc distance of 83.33 feet, chord bearing North 84 degrees 20 minutes 41 seconds West 83.22 feet; thence North 89 degrees 27 minutes 23 seconds West 50.00 feet to a point of curve; thence along a curve to the left, radius of 467.00 feet; through a central angle of 11 degrees 28 minutes 08 seconds, an arc distance of 93.48 feet, chord bearing South 84 degrees 48 minutes 33 seconds West, 93.32 feet to a point of reverse curve; thence along a curve to the right, radius of 533.00 feet, through a central angle of 14 degrees 03 minutes 46 seconds, an arc distance of 130.82 feet, chord bearing South 86 degrees 06 minutes 21 seconds West, 130.49 feet to the Point of Beginning.

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions and limitations contained in the Sign Easement recorded in Liber 2026, page 819.

Parcel ID: 4711-24-200-063

Street Address: 7873 Conference Center Dr., Brighton

106. FEE PARCEL DESCRIPTION: UNIT 2411

Parcel 1:

Tract A, Registered Land Survey No. 178, Anoka County, Minnesota.

Parcel 2:

Together with the benefits for a perpetual non-exclusive easement for ingress and egress purposes over that part of Tract B, Registered Land Survey No. 178, Anoka County, Minnesota, described as commencing at the Southwest corner of Tract A, said Registered Land Survey No. 178; thence east along the South line of said Tract A for a distance of 79 feet to the actual Point of Beginning of the easement to be hereby described; thence south at right angles a distance of 30.00 feet; thence east parallel with said South line of Tract A to intersect the east line of said Tract B; thence northerly along said east line of Tract B to the Southeast corner of said Tract A; thence west along said South line of Tract A to the Point of Beginning, as described in Easement and Maintenance Agreement dated April 7, 1997, filed June 11, 1997 as Document No. 297317.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 75

107. FEE PARCEL DESCRIPTION: UNIT 2415

Parcel 1:

All of Lot 5, Block 1, Bishop Heights, Dakota County, Minnesota.

AND

That part of Lot 4, Block 1, Bishop Heights, Dakota County, Minnesota lying Southerly of the following described line: Commencing at the Northwest corner of said Lot 4; thence Southeasterly along the Westerly line of said Lot 4 on an assumed bearing of South 21 degrees 15 minutes 20 seconds East, a distance of 107.57 feet to the point of beginning of the line to be described: thence North 68 degrees 44 minutes 40 seconds East, a distance of 80.50 feet; thence South 21 degrees 15 minutes 20 seconds East, a distance of 17.04 feet; thence South 18 degrees 58 minutes 24 seconds East a distance of 65.59 feet; thence North 89 degrees 59 minutes 25 seconds East, a distance of 216.22 feet: thence North 37 degrees 12 minutes 54 seconds East, a distance of 28.52 feet: thence North 89 degrees 25 minutes 20 seconds East a distance of 47.10 feet more or less to the Easterly line of said Lot 4 and there terminating.

Parcel 2:

The benefit of easements as set forth in Declaration of Reciprocal Easements and Restrictive Covenants dated April 15, 1997 filed April 24, 1997, as Document No. 1417203, Office of County Recorder, Dakota County, Minnesota; as amended by that certain Amended and Restated Declaration of Reciprocal Easements and Restrictive Covenants, dated May 27, 1998 filed May 29, 1998, as Document No. 1503592, Office of County Recorder, Dakota County, Minnesota.

108. FEE PARCEL DESCRIPTION: UNIT 2420

Lot Five (5) and the Southerly 61.00 feet of Lot Six (6), Ronding Acre Tracts, County of St. Louis, Minnesota.

Torrens Property

Certificate of Title No. 305711

TOGETHER WITH drainage and parking easements contained in Easement Agreement recorded April 11, 2006 as Document No. 815880.

109. FEE PARCEL DESCRIPTION: UNIT 2619

All of a tract located in the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section 19, Township 27 North, Range 32 West, further described as follows:

A tract of land in DRURY FIRST SUBDIVISION in Section 19, Township 27 North, Range 32 West, in the City of Joplin, Newton County, Missouri, designated as a future parcel on the recorded Plat thereof, being more particularly described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 76

Beginning at a cross in a manhole lid at the Northeast comer of Parcel 2 in DRURY FIRST SUBDIVISION in Section 19, Township 27 North, Range 32 West, Newton County, Missouri, thence South 89°05’14” East 220.50 feet along the South right-of-way line of 36th Street to an iron pin set at the Northeast corner of the tract, thence South 01°15’02” West 300.00 feet to an iron pin found at the Southeast corner of the tract, thence North 89°04’40” West 220.50 feet to an iron pin set at the Southwest corner of the tract, thence North 01°15’02” East 299.96 feet to the point of beginning.

110. FEE PARCEL DESCRIPTION: UNIT 3002

Lot 3 of CORNERSTONE PLAZA, according to the map or plat thereof as recorded in Plat Book 88, Page 22 of the Public Records of Hillsborough County, Florida.

TOGETHER WITH those certain easements as set forth in Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 10225, Page 596, of the Public Records of Hillsborough County, Florida.

111. FEE PARCEL DESCRIPTION: UNIT 3101

PARCEL I:

BEGINNING at a point on the Eastern right of way line of Black Horse Pike, said point referenced as North 11 degrees 23 minutes 38 seconds East a distance of 92.53 feet east of an iron pin on the southern right of way line of Vacated Border Avenue; thence from said point of beginning, the following fourteen courses and distance

1. North 11 degrees 23 minutes 38 seconds East a distance of 334.20 feet to a point; thence

2. South 78 degrees 36 minutes 22 seconds East a distance of 229.00 feet to a point; thence

3. North 11 degrees 23 minutes 38 seconds East a distance of 312.88 feet to a point; thence

4. South 78 degrees 36 minutes 22 seconds east a distance of 171.00 feet to a point; thence

5. South 11 degrees 23 minutes 38 seconds West a distance of 47.26 feet to a point; thence

6. South 64 degrees 31 minutes 26 seconds West a distance of 25.00 feet to a point; thence

7. South 11 degrees 23 minutes 38 seconds West a distance of 113.46 feet to a point; thence

8. South 01 degrees 45 minutes 44 seconds east a distance of 87.87 feet to a point; thence

9. South 11 degrees 23 minutes 38 seconds West a distance of 201.13 feet to a point; thence

10. North 78 degrees 36 minutes 22 seconds West a distance 5.00 feet to a point; thence

11. South 11 degrees 23 minutes 38 seconds West a distance of 100.00 feet to a point; thence

12. South 78 degrees 36 minutes 22 seconds a distance of 5.00 feet to a point; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 77

13. South 11 degrees 23 minutes 38 seconds West a distance of 96.42 feet to a point; thence

14. North 76 degrees 55 minutes 22 seconds West a distance of 400.17 feet to a point, said point being the point of BEGINNING.

PARCEL II:

Together with an easement 80.03 feet in width along the southerly side of the fourteenth course herein and further described as follows:

BEGINNING at a point in the easterly right of way line of Route 42, said point being the intersection of the Centerline of Border Avenue Vacated) with the easterly right of way line of New Jersey State Highway Route 42 shown on Sheet 21 of the official tax map of Washington Township, Gloucester County, revised October 1989; thence

Along said right of way line of said Route 42 North 11 degrees 23 minutes 38 seconds East, a distance of 80.03 feet to the point of beginning of the above described Deed; thence

Along the final course of said Deed South 76 degrees 55 minutes 22 seconds East, a distance of 400.17 feet to the point of termination of the thirteenth course of said Deed; thence

Cont……

Extending the said thirteenth course in a southerly direction South 11 degrees 23 minutes 38 seconds West, a distance of 80.03 feet to a point in the aforesaid centerline of Border Avenue; thence

Along said centerline of Border Avenue South 76 degrees 55 minutes 22 seconds West, a distance of 400.17 feet to the point of BEGINNING.

PARCEL III:

Together with a right-of-way of ingress and egress as set forth in Mutual Access Non-Exclusive Agreement in Deed Book 2647, page 67.

PARCEL IV:

Together with a right-of-way of ingress and egress as set forth in Easement Agreement in Deed Book 4304, page 5.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 1.01 Block 118 on the Tax Map of the Township of Washington, Gloucester County, NJ

Legal Descriptions

Subordination Agreement

Exhibit A – Page 78

112. FEE PARCEL DESCRIPTION: UNIT 3102

BEGINNING at a point in the southerly right of way line of New Jersey State Highway Route 38, said point being 1513.13 feet easterly along said right of way line from its intersection with the easterly right o way line of Rudderow Avenue; thence

1. Along said right of way line North 84 degrees 27 minutes 00 seconds East, a distance of 98.30 feet to an angle point therein; thence

2. Along the same South 05 degrees 33 minutes 36 seconds East a distance of 3.00 feet to the beginning of an offset portion in said right of way line; thence

3. Along said Right of way offset North 845 degrees 42 minutes 24 seconds East a distance of 197.80 feet to a point therein; thence

4. Along the northwesterly line of Lot 2.05 in Block 173.01 shown on the Official Tax Map of Maple Shade Township South 21 degrees 08 minutes 00 seconds West, a distance of 726.20 feet to a point in the southwesterly bank of the Pennsauken Creek; thence

5. Partially along the said stream bank and partially along the stream roper North 58 degrees 19 minutes 00 seconds West, a distance of 116.60 feet to an angle point therein; thence

6. Along the stream proper and close to the southwesterly bank of said stream North 43 degrees 30 minutes 00 seconds West, a distance of 150.00 feet to a point in the approximate centerline of said creek, said point being the southeasterly corner of Lot 2 in Block 173.01 feet; thence

7. Along the southeasterly line of Lot 2 North 19 degrees 10 minutes 00 seconds East, a distance of 514.50 feet to the point of BEGINNING.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 2.04 Block 173.01 on the Tax Map of the Township of Maple Shade, Burlington County, NJ

113. FEE PARCEL DESCRIPTION: UNIT 3110

PARCEL I:

BEGINNING at a point in the southerly line of New Jersey State Highway Route 38 (90.00 feet wide), where the same is intersected by the easterly line of Block 284-A, Lot 20-BB as illustrated on a plan entitled “Major Subdivision, Woodland Falls Corporation Park,” prepared by Taylor, Wiseman and Taylor (DWG No. 316-17058), dated March 1985, revised to November 01, 1985 and filed in the Camden County Clerk’s Office on November 14, 1985 as Map No. 398-9 (Duplicate #709-9) and from said beginning point extends; thence, along New Jersey State Highway Route 38.

1. North 84 degrees 34 minutes 40 seconds East, 39.00 feet to a point of curvature, being a connecting curve between the southerly line of New Jersey Highway Route 38 with the westerly line of Lake Drive East ( 50.00 feet wide); thence on a curve to the right, having a radius of 80.00 feet

Legal Descriptions

Subordination Agreement

Exhibit A – Page 79

2. Southeastwardly, an arc distance of 125.66 feet to a point of tangency; thence, along said westerly line

3. South 05 degrees 25 minutes 20 seconds East, 196.88 feet (erroneously shown as 226.88 feet on said plan) to a point of curvature; thence still along the same, on curve to the left having a radius of 175.00 feet

4. Southeastwardly, an arc distance of 106.95 feet to a point in the same; thence along Block 284-A, Lot 4

5. South 49 degrees 33 minutes 38 seconds West, 53.26 feet to a point; thence still along same

6. North 76 degrees 54 minutes 46 seconds West, 231.00 feet to a point in line of Block 284-A, Lot 20-BCA; thence , along same and further along aforementioned Lot 20-BB

7. North 13 degrees 05 minutes 14 seconds Eat, 352.78 feet to the point and place of BEGINNING.

PARCEL II:

Together with rights under Declaration of Restrictions, Covenants and Easements recorded in Deed Book 4092, page 25; and as amended by as amended by First Amendment as set forth in Deed Book 4221, page 897 and as further amended by Second Amendment as set forth in Deed Book 4392, page 539; and as further amended by Third Amendment as set forth in Deed Book 4608, page 765

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 12 (XLot: 6) Block 284.02 on the Tax Map of the Township of Cherry Hill, Camden County, NJ

114. FEE PARCEL DESCRIPTION: UNIT 3114

BEGINNING at a point and concrete monument in the westerly right of way line of New Jersey State Highway No. 34 (80 feet wide), said point being the southeasterly most corner of Lot 1 Block 10.257 as depicted on the current tax assessment map of the Township of Old Bridge and running thence,

1. North 88 degrees 38 minutes 00 seconds West, a distance of 253.34 feet to a point: thence,

2. North 59 degrees 05 minutes 30 seconds West, a distance of 69.75 feet to a point; thence,

3. North 20 degrees 46 minutes 50 seconds West, a distance of 49.24 feet to a concrete monument in the easterly right of way line of New Jersey State Highway No. 9 (140 feet wide); thence,

4. North 30 degrees 45 minutes 16 seconds East, along said easterly right of way, a distance of 43.76 feet to a concrete monument; thence,

5. North 36 degrees 13 minutes 52 seconds East, still along said easterly right of way, a distance of 409.70 feet to a concrete monument and point of curvature; thence,

6. Along a non-tangent curve to the right, having a radius of 30.00 feet, an arc length of 64.29 feet, chord bearing of South 57 degrees 39 minutes 03 seconds East and a chord length of 52.67 feet to a concrete monument in the westerly right of way of New Jersey State Highway No. 34; thence,

7. South 03 degrees 44 minutes 20 seconds West, along said westerly right of way, a distance of 68.60 feet to a railroad spike and point of curvature; thence,

8. Still along said westerly right of way line and a curve tangent to the left, having a radius of 1,313.57 feet, an arc length of 361.43 feet to the point of BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 80

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 1 Block 10257 on the Tax Map of the Township of Old Bridge, Middlesex County, NJ

115. FEE PARCEL DESCRIPTION: UNIT 3116

PARCEL I:

BEGINNING at a point on the Eastern right of way line of Black Horse Pike, said point referenced as North 11 degrees 23 minutes 38 seconds East a distance of 92.53 feet east of an iron pin on the southern right of way line of Vacated Border Avenue; thence from said point of beginning, the following fourteen courses and distance

1. North 11 degrees 23 minutes 38 seconds East a distance of 334.20 feet to a point; thence

2. South 78 degrees 36 minutes 22 seconds East a distance of 229.00 feet to a point; thence

3. North 11 degrees 23 minutes 38 seconds East a distance of 312.88 feet to a point; thence

4. South 78 degrees 36 minutes 22 seconds east a distance of 171.00 feet to a point; thence

5. South 11 degrees 23 minutes 38 seconds West a distance of 47.26 feet to a point; thence

6. South 64 degrees 31 minutes 26 seconds West a distance of 25.00 feet to a point; thence

7. South 11 degrees 23 minutes 38 seconds West a distance of 113.46 feet to a point; thence

8. South 01 degrees 45 minutes 44 seconds east a distance of 87.87 feet to a point; thence

9. South 11 degrees 23 minutes 38 seconds West a distance of 201.13 feet to a point; thence

10. North 78 degrees 36 minutes 22 seconds West a distance 5.00 feet to a point; thence

11. South 11 degrees 23 minutes 38 seconds West a distance of 100.00 feet to a point; thence

12. South 78 degrees 36 minutes 22 seconds a distance of 5.00 feet to a point; thence

13. South 11 degrees 23 minutes 38 seconds West a distance of 96.42 feet to a point; thence

14. North 76 degrees 55 minutes 22 seconds West a distance of 400.17 feet to a point, said point being the point of BEGINNING.

PARCEL II:

Together with an easement 80.03 feet in width along the southerly side of the fourteenth course herein and further described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 81

BEGINNING at a point in the easterly right of way line of Route 42, said point being the intersection of the Centerline of Border Avenue Vacated) with the easterly right of way line of New Jersey State Highway Route 42 shown on Sheet 21 of the official tax map of Washington Township, Gloucester County, revised October 1989; thence

Along said right of way line of said Route 42 North 11 degrees 23 minutes 38 seconds East, a distance of 80.03 feet to the point of beginning of the above described Deed; thence

Along the final course of said Deed South 76 degrees 55 minutes 22 seconds East, a distance of 400.17 feet to the point of termination of the thirteenth course of said Deed; thence

Cont……

Extending the said thirteenth course in a southerly direction South 11 degrees 23 minutes 38 seconds West, a distance of 80.03 feet to a point in the aforesaid centerline of Border Avenue; thence

Along said centerline of Border Avenue South 76 degrees 55 minutes 22 seconds West, a distance of 400.17 feet to the point of BEGINNING.

PARCEL III:

Together with a right-of-way of ingress and egress as set forth in Mutual Access Non-Exclusive Agreement in Deed Book 2647, page 67.

PARCEL IV:

Together with a right-of-way of ingress and egress as set forth in Easement Agreement in Deed Book 4304, page 5.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 1.01 Block 118 on the Tax Map of the Township of Washington, Gloucester County, NJ

116. FEE PARCEL DESCRIPTION: UNIT 3117

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situated and lying in Green Brook Township, County of Somerset, State of New Jersey, more particularly described as follows:

BEGINNING at a monument set at the intersection of the westerly sideline of Jefferson Avenue with the northerly sideline of New Jersey State Highway Route #22 and running; thence

1. along said northerly sideline of New Jersey State Highway Route #22, South 52 degrees 34 minutes West, a distance of 264.16 feet to a monument set at the beginning of a curve; thence

2. along said New Jersey State Highway #22 and curving to the right on a regular radius of 11409.19 feet, an arc distance of 169.36 feet to an iron pipe and the southeasterly corner of lands now or formerly Duraladd Products Corporation; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 82

3. along the line of said lands, North 33 degrees 26 minutes West, a distance of 300.00 feet to a point; thence

4. North 52 degrees 52 minutes East, a distance of 233.56 feet to a point and corner of lands now or formerly Samuel Garboos; thence

5. along the line of said lands, South 33 degrees 26 minutes East, a distance of 100.23 feet to a point and corner; thence

6. continuing along said lands, North 52 degrees 34 minutes East, a distance of 200.00 feet to a point and corner in the westerly sideline of Jefferson Avenue; thence

7. along said line of Jefferson Avenue, South 33 degrees 26 minutes East, a distance of 200.49 feet to a monument being the point and place of BEGINNING.

The above description is drawn in accordance with a survey made by Lippincott, Jacobs and Gouda, dated June 4, 1996.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 15.01 Block 82 on the Tax Map of the Township of Green Brook, Somerset County, NJ

117. FEE PARCEL DESCRIPTION: UNIT 3120

BEGINNING at a point in the northeasterly Right-of-Way line of Klockner Road (width varies) as located North 30 degrees 52 minutes 08 seconds West, a distance of 23.78 feet from the northerly end of a curve, with a radius of 25.00 feet connecting the said Northeasterly Right-of-Way line of Klockner Road with the Northerly Right-of-Way line of Jug Handle of U.S. Route 130; Thence

1. North 30 degrees 52 minutes 08 seconds West, along the said Northeasterly Right-of-Way line of Klockner Road, a distance of 423.17 feet to a point for a corner; Thence

2. North 59 degrees 07 minutes 52 seconds East, leaving the Northeasterly Right-of-Way line of Klockner, a distance of 107.00 feet to a point of curvature; Thence

3. Along the arc of a circle curving to the right with a radius of 140.00 feet, an arc length of 219.91 feet and a central angle of 90 degrees, to a point of tangency; Thence

4. South 30 degrees 52 minutes 08 seconds East, a distance of 283.17 feet to a point for a corner; Thence

5. South 59 degrees 07 minutes 52 seconds West, a distance of 247.00 feet to the point of BEGINNING.

Together with the use and benefit of the non-exclusive easements and rights as set forth in Reciprocal Easement and Operation Agreement by and between Outback Steakhouse of Florida, Inc., and HD

Legal Descriptions

Subordination Agreement

Exhibit A – Page 83

Development of Maryland, Inc., dated December 29, 2006, recorded January 1, 2007 in Deed Book 5549, page 001.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 5.09 Block 2612 on the Tax Map of the Township of Hamilton, Mercer County, NJ

118. FEE PARCEL DESCRIPTION: UNIT 3122

PARCEL I:

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Evesham, County of Burlington, State of New Jersey, and being more particularly described as follows:

BEGINNING at a point in the Westerly line of New Jersey State Highway Route 73 (126 feet wide) a distance of 618.92 feet Southwardly from a monument corner to lands now or formerly of Theodore Plaska (Block 36, Lot 4, Evesham Township Tax Map) said point also being in the division line between Lots 4.02 and 4.05, Block 36 on the Plan hereinafter mentioned and extending; thence

(1) South 89 degrees 07 minutes 43 seconds West along said division line a distance of 480.18 feet to a point said point being in the Township dividing line of the Township of Evesham (Burlington County) from the Township of Voorhees (Camden County); thence

(2) North 12 degrees 41 minutes 15 seconds West along said Township line a distance of 605.95 feet to a point in the line of lands now or formerly of Theodore Plaska (Lot 4, Block 36, Tax Map); thence

(3) North 86 degrees 42 minutes 36 seconds East along said lands of Plaska, a distance of 610.91 feet to a point in the Westerly line of New Jersey State Highway Route 73; thence

(4) South 00 degrees 18 minutes 23 seconds East along the Westerly line of New Jersey State Highway Route 73, a distance of 618.92 feet to the first mentioned point and place of beginning.

PARCEL II:

Together with rights under the Declaration of Cross Easements as set forth in Deed Book 3888 page 264; Amended & Restated Declaration of Cross Easement as set forth in Deed Book 6352, page 230; Supplement to Amended and Restated Declaration of Cross Easements as set forth in Deed Book 6352, page 259; First Amendment to Supplement to Amended and Restated Declaration of Cross Easements in Deed Book 6399, page 960 and First Amendment to Amended and Restated Declaration of Cross Easements as set forth in Deed Book 6399, page 968.

BEING shown and designated as Lot 4-BA, Block 36, on Plan of Minor Subdivision, Plate 6, Block 36, Lot 4, Evesham Township, Burlington County, prepared by Korab, McConnell & Dougherty Assoc., PA, dated 11/20/1985 and last revised 12/09/1987 and duly filed in the Burlington County Clerk’s Office on 10/12/1988 as Map #04807.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 4.05 Block 36 on the Tax Map of the Township of Evesham, Burlington County, NJ

Legal Descriptions

Subordination Agreement

Exhibit A – Page 84

119. FEE PARCEL DESCRIPTION: UNIT 3211

Parcel I:

That portion of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of Section 24, Township 21 South, Range 61 East, M.D. B. & M., according to the official plat of said land on file in the Office of the Bureau of Land Management, Clark County, Nevada, described as follows:

Parcel Two (2) of that certain Parcel Map in File 78 of Parcel Maps, Page 91, in the Office of the County Recorder of Clark County, Nevada, and recorded April 11, 1994 in Book 940411 as Instrument No. 00901, Official Records.

Parcel II:

A non-exclusive right for ingress, egress and access as set forth in that certain document entitled “Grant of Easement (Landscape Improvements) and Rights of Ingress and Egress”, recorded November 18, 1993, Instrument No. 00656, Book 931118, Official Records and amended by that “Amended and Restated Grant of Easement and Rights of Ingress and Egress” recorded November 21, 2000, Instrument No. 00781, Book 20001121, of Official Records.

APN: 162-24-503-006

120. FEE PARCEL DESCRIPTION: UNIT 3212

That portion of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section 23, Township 20 South, Range 60 East, MDM, described as follows:

Lot Two (2) of that certain Parcel Map in File 71 of Parcel Maps, Page 92 in the Office of the County Recorder of Clark County, Nevada, and recorded March 18, 1992 in Book 920318 as Instrument No. 00799, Official Records.

121. FEE PARCEL DESCRIPTION: UNIT 3213

Parcel One (1):

That portion of the North Half (N  1/2) of the Northwest Quarter (NW  1/4) of Section 5, Township 22 South, Range 62 East, MDM, described as follows:

Parcel One-Two (1-2) of that certain Parcel Map in File 79 of Parcel Maps, Page 81, in the Office of the County Recorder of Clark County, Nevada, and recorded July 28, 1994 in Book 940728 as Instrument No. 01640, Official Records.

Parcel Two (2):

Non-exclusive easements over Lot One-One (1-1) of Parcel Map in File 79 of Parcel Maps, Page 81, in the Office of the County Recorder of Clark County, Nevada, and as created by Mutual Easement

Legal Descriptions

Subordination Agreement

Exhibit A – Page 85

Agreements recorded May 31, 1989 in Book 890531 as Instrument No’s 00561 and 00564, Official Records.

122. FEE PARCEL DESCRIPTION: UNIT 3114

Parcel One (1):

That portion of Lot One (1), Block One (1) of “Lakeside Plaza”, a Commercial Subdivision on file in the Office of the County Recorder, in Book 38 of Plats, at Page 09 and that portion of Common Area Lot “AS” as shown on said plat of “Lakeside Plaza” situated in the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE  1/4) of Section 8, Township 21 South, Range 60 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:

COMMENCING at the Northeast corner of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE  1/4) of said Section 8, being the centerline intersection of Sahara Avenue (150 feet wide) and Durango Drive (100 feet wide); Thence South 89°50’13” West, along the North line of said Section 8, coincident with the centerline of said Sahara Avenue, 472.00 feet; Thence South 00°09’47” East, departing said North line of said centerline, 75.00 feet to the South right-of-way of said Sahara Avenue, being the North boundary of said Common Area Lot “AS”, also being the POINT OF BEGINNING;

Thence continuing South 00°09’47” East, departing the South right-of-way of said Sahara Avenue and the North boundary of said Common Area Lot “AS”, 332.00 feet; Thence South 89°50’13”West, 141.06 feet to the beginning of a curve concave Northeasterly having a radius of 16.50 feet; Thence Northwesterly, 11.35 feet along said curve, through a central angle of 39°25’28” to the beginning of a reverse curve concave Southwesterly, having a radius of 70.50 feet, to which beginning a radial line bears North 39°15’41” East; Thence Northwesterly, 48.51 feet along said curve, through a central angle of 39°25”28”; Thence South 89°50’13” West, 7.19 feet; Thence North 00°09’47”West, 312.20 feet to the South right-of-way of Sahara Avenue and the North boundary of said Common Area Lot “AS”; Thence North 89°50’13” East, along said South right-of-way and said North boundary, 203.50 feet, to the POINT OF BEGINNING.

Said land further described as Lot 1-3 on Record of Survey recorded August 2, 1995 in File 77 of Surveys, Page 85, Official Records.

Parcel Two (2):

A perpetual, non-exclusive easement for vehicular and pedestrian ingress and egress, parking and deliveries as provided for in and subject to that certain Declaration of Covenants, Conditions and Restrictions recorded February 15, 1995 in Book 950215 as Instrument No. 00044, Official Records and in the Amended and Restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements recorded December 19, 1997 in Book 971219 as Instrument No. 01656 Official Records.

123. FEE PARCEL DESCRIPTION: UNIT 3115

PARCEL ONE (1):

Parcel Two (2) of Parcel Map No. 3256 filed in the office of the County Recorder of Washoe County, State of Nevada, on October 9,1997, as File No. 2143323, Official Records.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 86

PARCEL TWO (2):

Easements as set forth and for the purposes stated therein as contained in that certain Agreement, Establishment of Restrictions and Grant of Reciprocal Easements recorded October 10, 1989 as File No. 1354798, of Official Records; Amendment recorded March 9, 1994 as File No. 1773777 of Official Records and Amendment recorded October 9,1997 as File No. 2143321, of Official Records.

124. FEE PARCEL DESCRIPTION: UNIT 3217

Parcel I:

That portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 5, Township 20 South, Range 61 East, MDM, described as follows:

Parcel One-One (1-1) as shown by map thereof on file in File 115 of Parcel Maps, Page 39 in the Office of the County Recorder, Clark County, Nevada

Parcel II:

A non-exclusive right for ingress, egress and access as set forth in that certain document entitled “Declaration of Cross Easements and Restrictions” dated July 10, 2006, and recorded July 11, 2006, as Instrument No. 04204, Book 20060711, Official Records.

125. FEE PARCEL DESCRIPTION: UNIT 3220

Parcel One (1):

A description of a portion of Lot One (1) of Belz Commercial Subdivision Outlot 1, A Commercial Subdivision, file in Plat Book 80, Page 7, of Clark County, Nevada, Plat Records, situate in the Northwest Quarter of Section 9, Township 22 South, Range 61 East, M.D.M., Clark County, Nevada and being more particularly described as follows:

Commencing at the Southwest Corner of said Lot One (1), on the East line of Las Vegas Boulevard, a public right-of-way;

Thence North 00°00’22” West, along the East line of Las Vegas Boulevard and the West line of said Lot 1, 195.28 feet to the Southwest Corner and the Point of Beginning hereof;

Thence continuing North 00°00’22” West along the East line of Las Vegas Boulevard and the East line of said Lot 1, 127.71 feet to the Northwest corner hereof at the Southwest corner of Lot 1B shown on a map recorded in File 132 of Surveys at Page 54 of the Clark County, Nevada, Survey Records;

Thence North 89°49’31” East, departing said East line of Las Vegas Boulevard and along the South line of said Lot 1B, 260.00 feet to the East line of said Lot 1 for the Northeast corner hereof;

Thence South 00°00’22” East, along the East line of said Lot 1, 128.47 feet to the Southeast corner hereof;

Thence South 89°59’38” West, 260.00 feet to the Point of Beginning

Legal Descriptions

Subordination Agreement

Exhibit A – Page 87

Also known as Lot 1C as shown on that certain Record of Survey recorded July 6, 2004 in Book 20040706, as Instrument No. 02073 of Official Records, and filed in File 139 of Surveys, Page 28, in the Office of the County Recorder, Clark County, Nevada.

Parcel Two (2):

A non-exclusive easement for vehicular and pedestrian ingress and egress as contained in and limited to that Declaration of Covenants and Covenants and Easements recorded March 2, 1994 in Book 940302 of Official Records, Instrument No. 00074.

Parcel Three (3):

A non-exclusive easement for vehicular and pedestrian ingress and egress as contained in and limited to that certain Reciprocal Shopping Center Easement Agreement recorded August 7, 1997, in Book 970807 of Official Records, as Instrument No. 01270.

Parcel Four (4):

A non-exclusive easement and right to use entrances, exits and driveways as contained in and limited to that certain Declaration of Restrictions recorded August 19, 2003, in Book 20030819, of Official Records, as Instrument No. 02854.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations of the following:

Access and Parking Easement Agreement dated November 19, 2004 recorded November 22, 2004, Instrument No. 03647, Book 20041122, Official Records

126. FEE PARCEL DESCRIPTION: UNIT 3357

PARCEL I:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Dewitt, County of Onondaga and State of New York, being part of Military Lot No. 50 in said Town, and being more particularly described as follows:

BEGINNING at a point in the southerly boundary of Erie Boulevard East, said point being the intersection of the easterly boundary of lands conveyed by Eileen R. Clifford to James G. Clifford and Raymond V. Grimaldi, Trustees of the Eileen R. Clifford Retained Annuity Trust by deed dated July 5, 1995 and recorded in Onondaga County Clerk’s Office November 20, 1995 in Book 4042 of Deeds at Page 77 with said southerly boundary of Erie Boulevard East, said point also being 329.92 feet distant easterly, measured along said southerly boundary of Erie Boulevard East and its westerly prolongation, from the centerline of Thompson Road; running thence N 87° 28’ 30” E along said southerly boundary of Erie Boulevard East, a distance of 243 .98 feet to an angle point therein; thence N 88° 41’ 50” E continuing along said southerly boundary of Erie Boulevard East, a distance of 14.90 feet to the westerly boundary of lands conveyed by Martin N. Berry to The Berry Third Family Limited Partnership by deed dated February 13, 1992 and recorded in Onondaga County Clerk’s Office March 20, 1992 in Book 3756 of Deeds at page 147; thence S 05° 38’ 20” E along said westerly boundary of lands conveyed to The

Legal Descriptions

Subordination Agreement

Exhibit A – Page 88

Berry Third Family Limited Partnership, a distance of 119.70 feet to the northeasterly corner of lands conveyed by Richard A. Gerharz to John Herlosky by deed dated May 2, 1986 and recorded in Onondaga County Clerk’s Office May 6, 1986 in Book 3254 of Deeds at page 27; thence S 78° 36’ 30” W along the northerly boundary of said lands conveyed by Gerharz to Herlosky and along the northerly boundary of lands conveyed by OnBank & Trust Co., f/k/a The Merchants National Bank and Trust Company of Syracuse to Emeka C. Anumba, M.D. by deed dated March 15, 1995 and recorded in Onondaga County Clerk’s Office March 17, 1995 in Book 3989 of Deeds at page 168, a distance of 441.47 feet to the easterly boundary of the aforementioned Thompson Road; thence N 31 ° 20’ 30” W along said easterly boundary of Thompson Road, a distance of 17.57 feet to the southerly boundary of the aforementioned lands conveyed to Clifford and Grimaldi, Trustees; thence N 78° 36’ 30” E along said southerly boundary of land conveyed to Clifford and Grimaldi, Trustees, a distance of 186.35 feet to the southeasterly corner thereof; thence N 04° 27’ 10” W along the aforementioned easterly boundary of lands conveyed to Clifford and Grimaldi, Trustees, a distance of 143.85 feet to the POINT OF BEGINNING.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Dewitt, County of Onondaga and State of New York, being part of Military Lot No. 50 in said Town and being more particularly described as follows:

BEGINNING at the northeasterly corner of lands conveyed by OnBank & Trust Co., f/k/a The Merchants National Bank and Trust Company of Syracuse to Emeka C. Anumba, M.D. by deed dated March 15, 1995 and recorded in Onondaga County Clerk’s Office March 17, 1995 in Book 3989 of Deeds at page 168, said northeasterly corner being 179.96 feet distant easterly, measured along said northerly boundary of lands conveyed to Anumba, M.D., from the easterly boundary of Thompson Road; running thence N78° 36’ 30”E along the southerly boundary of lands conveyed by John Herlowski, a/k/a John Herlosky to Olga Herlowski, Frank Herloski and John Herlosky in Trust for Helen Reidor, et al by deed dated February 22, 1965 and recorded in Onondaga County Clerk’s Office March 17, 1965 in Book 2239 of Deeds at page 516, a distance of 261.51 feet to the westerly boundary of lands conveyed by Martin N. Berry to The Berry Third Family Limited Partnership by deed dated February 13, 1992 and recorded in Onondaga County Clerk’s Office March 20, 1992 in Book 3756 of Deeds at page 147; thence S05°38’20”E along said westerly boundary of lands conveyed to The Berry Third Family Limited Partnership, a distance of 151.95 feet to the northeasterly comer of lands conveyed by Angelo Dellomorte to Harris and Shirley Sarkin by deed dated March 17, 1966 and recorded in Onondaga County Clerk’s Office March 18, 1966 in Book 2291 of Deeds at page 357; thence S 78° 36’ 30” W along the northerly boundary of said lands conveyed to Sarkin, a distance of 191.40 feet to the northeasterly boundary of said lands conveyed to Anumba, M.D.; thence N 31 ° 20’ 30” W along said northeasterly boundary of lands conveyed to Anumba, M.D., a distance of 160.84 feet to the POINT OF BEGINNING.

127. FEE PARCEL DESCRIPTION: UNIT 3402

COMMENCING at an existing iron rebar in the original southwest boundary of East Independence Boulevard (U.S. Highway 74), said point being the most northeasterly corner of a parcel of land acquired by the Department of Transportation for highway purposes and being more particularly described in Deed Book 7126, Page 292 recorded in the Mecklenburg County Public Registry; thence N 40-13-35 W along said southwesterly boundary, passing through an existing iron rebar at a distance of

Legal Descriptions

Subordination Agreement

Exhibit A – Page 89

10.05 feet, a total distance of 197.85 feet to a point of curvature; thence continuing along said southwesterly highway boundary following a curve to the right having a radius of 6711.05 feet which subtends a chord bearing N 37-38-54 W a distance of 603.81 feet, an arc distance of 604.01 feet to a set punch hold in concrete curb “THE TRUE POINT OF BEGINNING”, running thence from said “TRUE POINT OF BEGINNING” along the common boundaries between said lands of High Equity Partners L.P.-Series 86 and part of lands conveyed to CK-Charlotte Retail #2(A) Limited Partnership and described in Deed Book 5985, Page 441 the following seven (7) courses:

1. S 54-51-06 W a distance of 189.07 feet to a new iron rebar;

2. N 35-08-54 W a distance of 180.00 feet to a set P.K. nail;

3. N 54-51-06 a distance of 148.00 feet to a set P.K. nail;

4. N 35-08-54 W a distance of 29.00 feet to a new iron rebar;

5. N 50-05-17 E a distance of 24.08 feet to a new iron rebar;

6. S 35-08-54 E a distance of 31.00 feet to a new iron rebar;

7. N 54-51-06 E a distance of 17.94 feet to a new iron rebar in the southwesterly right-of-way boundary of East Independence Boulevard

Thence along said right-of-way boundary the following two (2) courses:

1. S 34-51-23 E a distance of 154.99 feet to a point of curvature marked by a punch hole in the concrete curb;

2. following a curve to the left, having a radius of 6711.05 feet which subtends a chord bearing S 34-57-50 E a distance of 25.01 feet, an arc distance of 25.01 feet to the “TRUE POINT OF BEGINNING”, continuing 0.7999 acres, more or less.

128. FEE PARCEL DESCRIPTION: UNIT 3403

BEING all of Lot 18-A of NORTHCROSS CORPORATE CENTER, Phase 1-Map 7, as the same is shown on a map thereof recorded in Map Book 28, at Page 979 in the Mecklenburg Public Registry; said map being a division of Lot 18 as originally shown on a map thereof recorded in Map Book 28, Page 511 in the Mecklenburg Public Registry.

Together with the non-exclusive easement, if any, and subject to the terms, conditions, provisions and limitations of the following: Declaration of Covenants, conditions and easements recorded in Book 6229, Page 610; as supplemented and amended in Book 6959, Page 250; as supplemented and amended in Book 7071, Page 803; Book 8845, Page 260; Book 7659, Page 569; Book 8325, Page 365 and Ratification and Consent in Book 8899, Page 267.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 90

129. FEE PARCEL DESCRIPTION: UNIT 3420

BEING Lot 30 as shown on Map entitled “Survey for Home Depot” dated November 21, 1994, and recorded in Book of Maps 1994, Page 1954 and re-recorded in Book of Maps 2004, Page 1904, Wake County Registry, prepared by Matthew D. Foster, PLS, Derward W. Baker & Associates, P.A.

130. FEE PARCEL DESCRIPTION: UNIT 3444

Known as 302 South College Road, Wilmington, New Hanover County, North Carolina. Beginning at an iron pipe in the western right-of-way line of N.C. Highway #132 (200 foot right-of-way), said pipe being North 33-19 East 177.71 feet and North 31-31 East 180 feet (chord distance) from the intersection of the northern right-of-way line of New Centre Drive (75.0 foot right-of-way) and the western right-of-way line of said N.C. Highway 132. Running thence from said point of beginning North 55-46 West 307.40 feet to an iron pipe; thence North 34-14 East 172.50 feet to an iron pipe; thence South 55-46 East 288.50 feet to an iron pipe in the western right-of-way line of said N.C. Highway #132; thence with said western right-of-way line South 27-58-45 West 173.53 feet (chord distance) to the point of beginning and containing 1.18 acres.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations of the following: Non-Exclusive Easement for parking, ingress and egress as set forth in document recorded July 26, 1977 in Book 1106, Page 734, New Hanover County Registry.

131. FEE PARCEL DESCRIPTION: UNIT 3446

BEGINNING at an existing iron pipe located in the southern right-of-way of US Highway 15-501, said iron pipe being a Control Corner having NC Grid Coordinates of N=801,559.951 and E=2,001,558.859; thence along a curve to the right having a radius of 19.30 feet and a chord bearing North 82-55-53 East, an arc distance of 14.06 feet to an existing iron pipe located in the western right-of-way of Mt. Moriah Road’ thence running with the western right-of-way of Mt. Moriah Road South 00-03-23 East 328.56 feet to an existing iron pipe; thence South 00-11-56 East 2.01 feet to an existing iron pipe; thence with a curve to the right having a radius of 25 feet and a chord bearing of South 44-48-04 West, an arc distance of 39.27 feet to an existing iron pipe in the northern right-of-way of Ladle Drive; thence continuing with the right-of-way of Ladle Drive South 89-48-04 West 16.87 feet to an existing iron pipe; thence along a curve to the right having a radius of 100 feet and a chord bearing of North 59-31-53 West, an arc distance of 107.05 feet to an existing iron pipe; thence North 28-51-49 West 183.86 feet to an existing iron pipe; thence along a curve to the right having a radius of 25 feet and a chord bearing of North 16-08-01 East, an arc distance of 39.27 feet to an existing iron pipe located in the southern right-of-way of US Highway 15-501; thence with the southern right-of-way of US Highway 15-501 North 61-07-52 East 222.28 feet to the POINT AND PLACE OF BEGINNING, and being all of Tract A, containing 1.371 acres, as shown on plat entitled “Final Plat for P&S Properties Ltd. Partnership,” prepared by Triangle Surveyors, dated May 10, 1993, recorded in Book of Maps 129, Page 175, Durham County Registry.

TOGETHER WITH all rights, title and interest in the easements created pursuant to the certain Dedication of Easement dated May 27, 1993 and recorded in Book 1852, Page 404, Durham County Registry.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 91

132. FEE PARCEL DESCRIPTION: UNIT 3447

BEGINNING at a point in the center line of Highland Oaks Drive said point being the southeastern corner of property described in Book 1721, Page 1171, Forsyth County Registry; thence with the center line of Highland Oaks Drive North 60-07-54 East 10.44 feet to a point; thence continuing with said center line along a curve to the left having a chord bearing and distance of North 09-05-53 East 112.27 feet and a radius of 72.20 feet and an arc length of 128.62 feet to a point; thence continuing with said center line North 41-56-08 West 27.27 feet to a point; thence leaving said center line North 52-26-21 East 20.06 feet to a point in the eastern right-of-way line of Highland Oaks Drive; thence continuing North 52-26-21 East 200.00 feet to a point marked by an iron; thence South 37-33-39 East 280.00 feet to a point marked by an iron; thence South 52-26-21 West 223.54 feet to a point marked by an iron located in the northern line of property described in Book 1745, Page 4563; thence North 81-03-24 West 117.44 feet to a point marked by an iron; thence North 41-00-48 West 92.12 feet to the point and place of BEGINNING, containing 1.701 acres, more or less, as shown on survey prepared for Outback Steak House by United, LTD., dated May 17, 1993.

JOINT DRIVE

Together with the benefits as set for in that certain Joint Drive Agreement:

BEGINNING at a point in the center of Highland Oaks Drive as described in description for Highland Oaks Drive attached to this instrument, said point being the northernmost northwestern corner of the Property; running thence with the northernmost northwestern boundary line of the Property; running thence with said northernmost northwestern boundary line of the Property North 52-26-21 East 220.06 feet to a point marked by an iron at the northernmost corner of the Property. The line thus described is the center line of the Joint Drive, the northwesternmost line is 20 feet northwestwardly from the parallel to the center line; the southeasterly boundary thereof lies within the Property and is southeastwardly 20 feet from and parallel to said line; the southwestern boundary of the joint driveway is the northeastern right-of-way line of Highland Oaks Drive and the northeastern boundary of the Joint Drive is the northwesternmost 20 feet of the northeastern line of the Property and an extension of said line North 37-33-39 West 20 feet.

SIGHT EASEMENT

BEGINNING at a point in the center line of Highland Oaks Drive, said point being the intersection of the center line of Highland Oaks Drive with the southwestward extension of the northwestern line of the 40 foot easement described as the Joint Drive in this instrument, said point being located North 41-56-08 West 20.00 feet along the center line of Highland Oaks Drive from the northwestern corner of the Property; thence leaving the center line of said Highland Oaks Drive and running along a line 20 feet northwestward from and parallel to the center line of the Joint Drive North 52-26-21 East approximately 220.00 feet to a point located North 37-33-39 West 20 feet from the northeastern corner of the Property; thence from said point North 32-55-45 West 20 feet more or less to a point in the southeastern right-of-way line of Interstate 40; thence along the southeastern right-of-way line of Interstate 40 South 57-04-15 West 52.78 feet to a monument; thence continuing with said right-of-way line along a curve to the right having a chord bearing and distance of South 43-57-31 West 131.70 feet and a radius of 918.51 feet to a point in said right-of-way line; thence along a line 25 feet northwest of and parallel to the northern line of the Property South 52-26-21 West approximately 42.23 feet to a point in the center line of Highland Oaks Drive; thence with the center line of Highland Oaks Drive South 41-56-08 East 5.00 feet more or less to the point and place of BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 92

DESCRIPTION FOR HIGHLAND OAKS DRIVE

BEGINNING at a point at the eastern terminus of the center line of Highland Oaks Drive as described in a deed recorded in Book 1721, Pages 1173 and 1174; thence North 65-22-39 West 6.15 feet to a point; thence North 26-52-17 West 15.01 feet to a point at the eastern terminus of the northwestern right-of-way line of Highland Oaks Drive as described in the deed referred to; thence North 60-07-54 East 13.23 feet to a point; thence along a curve to the left having a chord bearing and distance of North 09-05-53 East 81.17 feet, a radius of 52.20 feet and an arc length of 92.99 feet to a point; thence North 41-56-08 West 111.05 feet to a point in the southern right-of-way line of Hanes Mall Boulevard; thence along the southern right-of-way line of Hanes Mall Boulevard on a curve to the left having a chord bearing and distance of North 51-30-34 East 20.03 feet to a point; thence continuing along the southern right-of-way line of Hanes Mall Boulevard along a curve to the left having a chord bearing and distance of North 50-10-23 East 20.03 feet to a point; thence South 41-56-08 East 110.05 feet to a point; thence along a curve to the right having a chord bearing and distance of South 09-05-53 West 143-37 feet, a radius of 92.20 feet and arc length of 164.25 feet to a point; thence South 60-07-54 West 6.50 feet to a point; thence North 41-00-48 West 20.38 feet to the point and place of BEGINNING, Being an eastwardly and northerly extension of Highland Oaks Drive, as delineated on survey prepared for Outback Steak House by United, LTD., dated May 17, 1993.

PROPOSED PARKING EASEMENT

BEGINNING at an iron located in the easternmost corner of the Property; thence South 37-33-39 East 81.83 feet to a point; thence South 52-26-21 West 114.32 feet to a point; thence North 82-33-39 West 115.73 feet to a point in the corner line of the Property, said point being North 52-26-21 East 27.39 from an iron at the southernmost boundary line of the Property; thence North 52-26-21 East 196.15 feet to the point and place of BEGINNING, containing 12,702.90 square feet, as shown on survey prepared for Outback Steak House by United, LTD., dated May 17, 1993.

Together with the non-exclusive rights, if any, and subject to the terms, conditions, provisions and limitations of the following:

That certain storm drainage easement as set forth in Grant of Easement recorded in Book 1789, Page 240, Forsyth County Registry.

133. FEE PARCEL DESCRIPTION: UNIT 3448

Lying and being in Gaston County, North Carolina and being more particularly described as follows:

BEGINNING at an established iron pin situate on the southernmost margin of the right of way of Burt Avenue (formerly known as Goforth Avenue), a 60 foot right of way, at the northwesternmost corner of the property of Laurinburg KFC Take Home, Inc., now or formerly, as described in Deed Book 1424 at Page 842 in the Gaston County Public Registry: running thence from said point of BEGINNING with the division line of Laurinburg KFC Take Home, Inc., now or formerly, the following two courses and distances: (1) South 05°56’40” East 134.06 feet to an existing iron pin; and (2) North 84°01’25” East 183.96 feet to an existing iron pin situate on the westernmost margin of the right of way of N. New Hope Road (NC #279): thence with the westernmost margin of the right of way of N. New Hope Road the following four courses and distances: (1) South 03°43’20” West 57.80 feet to a concrete monument; (2) North 83°36’10” West 14.55 feet to an iron pin set; (3) South 03°44’48” West 35.73 feet to an iron

Legal Descriptions

Subordination Agreement

Exhibit A – Page 93

pin set; and (4) South 51°11’40” West 109.84 feet to a concrete monument situate at the point where the westernmost margin of the right of way of N. New Hope Road intersects with the northernmost margin of the right of way for Interstate Highway #85; thence with the northernmost margin of the right of way of Interstate Highway #85, the following seven courses and distances: (1) North 74°41’32” West 61.59 Feet to an existing iron pin; (2) North 74°33’04” West 47.58 feet to an existing iron pin: (3) North 74°37’22” West 52.38 feet to an existing iron pin: (4) North 72°47’13” West 100.17 feet to an existing iron pin; (5) North 70°59’03” West 100.88 feet to an existing iron pin; (6) North 68°17’09” West 99.29 feet to an existing iron pin; and (7) North 66°17’31” West 109.55 feet to an existing iron pin; thence leaving the northernmost margin of the right of way of Interstate Highway #85, North 08°28’28” West 41.12 feet to an existing iron pin situate on the southernmost margin of the right of way of Burt Avenue (formerly known as Goforth Avenue); thence with the southernmost margin of the right of way of Burt Avenue, North 83°59’12” East 457.25 feet to the point and place of Beginning, containing 2.134 acres according to an unrecorded survey prepared by D.P. Wilson, Registered Land Surveyor, dated December 16, 1994.

Being the identical property convey to Gastonia Land Development and Leasing, Inc. (now known as Western Steer of Gastonia, Inc.) by deed recorded in Deed Book 1294 at Page 554 in the Gaston County Public Registry.

134. FEE PARCEL DESCRIPTION: UNIT 3450

All that tract designated as Lots Eleven (11) and Twelve (12) in Block “C” of that certain Subdivision known as “South Side Commercial Center”, in the City of Greenville, Pitt County, North Carolina as shown on a map of said subdivision prepared by Rivers and Associates, Inc., dated April 27, 1965, which map is recorded in Map Book 15, Page 22, in the office of the Register of Deeds of Pitt County, North Carolina, reference to which is hereby made for a more specific description.

TOGETHER with an easement for drainage as described in that certain Grant Easement dated November 16, 1966, executed by Harry H. Lowry and wife, Marion T. Lowry to Maola Properties, Inc., recorded in Book O-36, at Page 478, Pitt County Register of Deeds, said drainage easement extending from the above described property across the northern portion of Lot No. 13 and being more particularly described as follows:

The northern 5 feet only of Lot No. 13 of the South Side Commercial Center, as shown on map of same made by Rivers & Associates, Inc., dated April 27, 1965, which duly appears of record in Map Book 15, page 22, of the Pitt County Register of Deeds, and which 5 foot strip of land abuts the common boundary line between Lot Nos. 13 and 18 in the aforesaid Subdivision. The easement herein granted is limited solely to the installation and maintenance of an underground pipe or tile for the drainage of surface water only from the lands owned by the grantor to the drainage easement as shown on the aforesaid map of South Side Commercial Center and for no other purpose.

BEING all of that property conveyed to Maola Milk and Ice Cream Company from Regional Properties Co., by deed dated March 28, 1994, identified as Tract One in that certain deed recorded in Deed Book 504, Page 499 in the Pitt County Register of Deeds.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 94

135. FEE PARCEL DESCRIPTION: UNIT 3451

New Tract Z of the Final Plat for Outback Steakhouse, a plat of which is recorded in Plat Book 117, Page 121, in the Office of the Register of Deeds, Guilford County, North Carolina.

136. FEE PARCEL DESCRIPTION: UNIT 3452

That certain parcel or tract of land lying and being in Sandhills Township, Moore County, North Carolina. Bounded on the north by W M Pinehurst Associates Limited Partnership, on the east by Southern Road, on the south by W M Pinehurst Associates Limited Partnership, on the west by Sandhills Area Land Trust conservation easement and being more particularly described as follows:

BEGINNING at a new iron rod in an east line of the 3.25 acre conservation easement area #2 as shown on a plat recorded in Plat Cabinet 6, Slide 252, Moore County Registry, said rod being located North 04-04-17 West 359.57 feet from an existing concrete monument, the most southwesterly corner of Lot #2, W M Pinehurst Associates Limited Partnership, as shown on said plat; thence continuing as said conservation East line the following courses: North 20-13-59 West 106.76 feet to a new iron rod, South 44-11-42 West 55.43 feet to a new iron rod, North 18-24-28 W. 249.94 feet to a new iron rod; thence leaving said conservation line, North 18-24-28 West 34.81 feet to a new iron rod; thence North 27-21-27 East 74.99 feet to a new iron rod; thence North 71-25-25 East 90.00 feet to a new iron rod in the west R/W (60 foot R/W) of Southern Road; thence as said R/W South 28-18-00 East 93.31 feet to an existing iron rod, the P.C. of a curve to the left having a radius of 294.00 feet, a delta angle of 55-24-07, an arc length of 284.28 feet, a chord bearing and distance of South 56-00-04 East 273.34 feet to an existing iron rod, a P.O.C. of said curve; thence leaving said R/W South 12-22-28 West 127.35 feet to a new iron rod; thence South 71-25-25 West 208.72 feet to the beginning containing 1.98 acres, more or less, as computed by coordinates and being all of Lot 2, Parcel A, of W M Pinehurst Associates Limited Partnership as shown in Plat Cabinet 6, Slide 252, Moore County Registry. Bearings herein are to above said reference and distances are horizontal ground.

TOGETHER WITH those easements appurtenant to the above-described real property provided in that Reciprocal Easement Agreement recorded in Book 1199, Page 325, Moore County Registry.

137. FEE PARCEL DESCRIPTION: UNIT 3453

Situated on the north side of Gateway Boulevard, Rocky Mount, Nash County, North Carolina.

BEGINNING at a point located by extending a line from a Concrete Monument in the northeastern property line of Curtis Ellis Drive at its intersection with the sight distance line between the northeastern property line of Curtis Ellis Drive and the southeastern property line of Winstead Avenue Extension, South 44-47-24 East 127.12 feet to a stake, North 68-27-10 East 418.22 feet to an existing pipe and South 68-00-00 East 209.76 feet to an existing iron pipe, a southeast corner with Rocky Mount Tectel I, LLC (Comfort Inn) in the northern property line of Gateway Boulevard, the point of beginning, and from such beginning point running thence along the northern property line of Gateway Boulevard, South 68-00-00 East 160.28 feet to an iron pipe set, a new corner with Harry William Hull, Jr.; thence along a new line with Hull, North 45-12-36 East 323.58 feet to an iron pipe set in the southern property line of U.S. Highway 64 Bypass; thence along the southern property line of U.S. Highway 64 Bypass, North 51-53-17 West 29.55 feet to a right of way monument and North 60-44-56 West 261.50 feet to an existing iron pipe, a northeast corner of Rocky Mount Tectel I, LLC; thence along the line of Rocky

Legal Descriptions

Subordination Agreement

Exhibit A – Page 95

Mount Tectel I, LLC, South 22-00-00 West 338.60 feet to an existing iron pipe in the northern property line of Gateway Boulevard, the point of beginning, containing 1.68 acres according to Map of Survey for Outback Steakhouse by Mack Gay Associates, P.A., dated October 31, 1996, revised December 13, 1996, and being Lot 2, Block A of Property of Harry William Hull, Jr. and further being a portion of that property conveyed by Murveree F. Deans, et al, to Michael V. Barnhill and Harry William Hull, Jr. by deed dated August 1, 1988, recorded in Book 1259, Page 28, Nash County Registry. See also those deeds from Michael V. Barnhill to Harry William Hull, Jr. dated September 3, 1992, recorded in Book 1389, Page 66, Nash County Registry, and from Carol L. Barnhill to Harry William Hull, Jr. dated December 22, 1992, recorded in Book 1396, Page 3, Nash County Registry.

138. FEE PARCEL DESCRIPTION: UNIT 3454

BEING known and designated as Lot 18-B of NORTHCROSS CORPORATE CENTER, Phase 1-Map 7, as the same is shown on a map thereof recorded in Map Book 28, at Page 979 in the Mecklenburg Public Registry.

Together with the non-exclusive easement, if any, and subject to the terms, conditions, provisions and limitations of the following: Declaration of Covenants, conditions and easements recorded in Book 6229, page 610; as supplemented and amended in Book 6959, Page 250; Book 7071, Page 803; Book 7659, Page 569; Book 8325, Page 365; Book 8421, Page 491; Book 8845, Page 260 and Book 8899, Page 267.

139. FEE PARCEL DESCRIPTION: UNIT 3455

A tract of land in Boone Station Township, City of Burlington, Alamance County, North Carolina, adjoining Longpine Road, and BEING ALL OF LOT ONE (1), Final Plat, Re-division of property of HOLT MANUFACTURING COMPANY, INC., as the same is recorded in Plat Book 58, Page 175 of the Alamance County Registry, to which reference is hereby made for a more complete and accurate description of the same.

Together with a non-exclusive easement for underground sanitary sewer line as described in Deed Book 1106, Page 94.

140. FEE PARCEL DESCRIPTION: UNIT 3458

COMMENCING at North Carolina Geodetic Station “Ransom”, NAD 83 grid coordinates of North 874,973.5795 East 1,211,216.7508, North 11-29-25 West 556.14 feet (grid bearing and grid distance, combined factor .09998233) to the point and place of beginning, said beginning point being a new iron pipe and having NAD 83 grid coordinates of North 875,518.5736 East; 1,211,105.9668, said beginning point also being in the proposed new northern property line of (now or formerly) Northwest Construction, Inc., Tract II, said line also being the proposed new southern boundary line of (now or formerly) Northwest Construction, Inc., Tract I Deed Book 199, Page 805; thence South 83-36-48 West 158.58 feet (horizontal ground distances given from here forth) to a new iron pipe; thence continuing with proposed new property line South 83-40-42 West 155.44 feet to a new iron pipe, said iron pipe being in the western line of (now or formerly) Northwest Construction, Inc., Tract II Deed Book 199, Page 805, said point also being in the eastern line of (now or formerly) Pitts Oil Company, Inc., Deed Book 84, Page 164 further describing said point as being located North 04-32-03 East 40.73 feet of

Legal Descriptions

Subordination Agreement

Exhibit A – Page 96

northwest corner of (now or formerly) Northwest Construction, Inc., Tract II Deed Book 199, Page 805; thence with the eastern line of (now or formerly) Pitts Oil Company, Inc. Deed Book 84, Page 164, same line being the previous western boundary of (now or formerly) Northwest Construction, Inc., Tract II Deed Book 199, Page 805, North 04-32-03 East 9.18 feet to a point, said point being the northwest corner of (now or formerly) Northwest Construction, Inc., Tract II Deed Book 199, Page 805, said point also being the southwest corner of (now or formerly) Northwest Construction, Inc., Tract I Deed Book 199, Page 805; thence continuing with the eastern line of (now or formerly) Pitts Oil Company, Inc., Deed Book 84, Page 164 and (now or formerly) Velma J. Hayes, Deed Book 95, Page 584 eastern property line North 04-32-03 East 300.00 feet to an existing iron pipe, said point being the southwest corner of (now or formerly) David G. Cox (Deed Book 204, Page 941); thence with the southern line of (now or formerly) David G. Cox North 88-16-23 East 266.53 feet to a new iron pipe, said point being the southeast corner of (now or formerly) David G. Cox; thence continuing North 88-16-23 East 50.05 feet to a point in the centerline of US Highway 321; thence with the centerline of US Highway 321 South 04-18-57 East 278.22 feet to a point; thence leaving the centerline of US Highway 321 South 83-36-48 West 50.03 feet to the point and place of beginning. The above described property contains 2.279 acres, more or less, (area including right of way, area excluding right of way is 1.957 acres, more or less, DMD.

Together with a 40 foot easement for ingress, egress and regress over the Grantors’ property located South of the above described tract consisting of 12,689 square feet, more or less, acquired under deed recorded in Book 1296, Page 190, Watauga County Registry, and more particularly described as follows:

COMMENCING at NCGS Monument Ransom which has NC grid NAD 83 coordinates of North 874,973.5795 East 1,211,216.7508 North 11-29-25 West (NC NAD 83 grid meridian) 556.14 feet (average combined grid factor is 0.9998233) to the point and place of beginning, a new iron pipe which has coordinates of North 875,518.5736 East 1,211,105.9668, said point being in the western right of way of US Highway 321, said point also being the southeast corner of proposed Tract 1; thence with the western right of way of US Highway 321 South 04-18-57 East 17.48 feet to a point; thence continuing South 05-02-06 East 22.54 feet to a point; thence with the proposed southern line of 40’ ingress, egress and regress easement South 83-36-48 West 157.46 feet to an existing iron pipe; thence continuing South 83-40-42 West 163.11 feet to an existing iron pipe, said point being a southwest corner of proposed 40’ ingress, egress and regress easement, said point also being the southeast corner of (now or formerly) Pitt Oil Company, Inc. (Deed Book 84, Page 164); thence with the eastern line of (now or formerly) Pitt Oil Company, Inc. North 04-32-03 East 40.73 feet to a new iron pipe, said point being the southwest corner of proposed Tract 1; thence with the southern line of proposed Tract 1 North 83-40-42 East 155.44 feet to a new iron pipe; thence continuing North 83-36-48 East 158.58 feet to the point and place of beginning. The above described property contains 12,289 square feet, more or less, DMD.

141. FEE PARCEL DESCRIPTION: UNIT 3460

Lying in the City of Hendersonville, in Henderson County, North Carolina and being a portion of the properties of Ken-Ken Corp. as described in Deed Book 976, Pages 96 and 99 of the Henderson County Records and being a portion of that sixty-foot wide right of way for Mitchell Drive (SR 1896) as approved for abandonment by the State of North Carolina Department of Transportation (NCDOT) on December 3, 1999 (reference: Petition No. 44091, dated October 8, 1999). Being more particularly described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 97

BEGINNING at an iron rod with a cap set on the northern edge of the existing sixty-foot wide right of way for Mitchell Drive, said point being located South 27-58-24 East for a distance of 744.77 feet from the NCGS Monument “Hendersonville”;

THENCE along a curve to the right having a radius of 656.94 feet and an arc length of 193.12 feet, being subtended by a chord of South 56-02-35 East for a distance of 192.42 feet to an iron rod with a cap set on the edge of the controlled access right of way for Interstate Highway 26;

THENCE along a curve to the right having a radius of 205.21 feet and an arc length of 80.31 feet, being subtended by a chord of South 36-24-36 East for a distance of 79.80 feet to an iron rod with a cap set on the edge of the controlled access right of way for Interstate Highway 26;

THENCE South 05-23-48 West for a distance of 71.44 feet to an iron rod with a cap set, formerly a  3/4 inch iron pipe found as shown on slide 3217 of the Henderson County Records, on the edge of the controlled access right of way for Interstate Highway 26;

THENCE South 07-45-15 West for a distance of 35.14 feet to an iron rod with a cap set on the edge of the controlled access right of way for Interstate Highway 26;

THENCE South 83-55-00 East for a distance of 28.43 feet to an iron rod with a cap set, formerly a concrete monument found as shown on slide 3217 of the Henderson County Records, on the edge of the controlled access right of way for Interstate Highway 26;

THENCE South 31-57-25 East for a distance of 99.43 feet to an iron rod with a cap set, formerly a concrete monument found as shown on slide 3217 of the Henderson County Records, on the edge of the controlled access right of way for Interstate Highway 26;

THENCE South 31-49-08 East for a distance of 36.40 feet to an iron rod with a cap set on the edge of the controlled access right of way for Interstate Highway 26;

THENCE North 83-07-38 West for a distance of 338.66 feet to an iron rod with a cap set on the eastern edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE North 06-31-13 East for a distance of 357.73 feet to an iron rod with a cap set on the eastern edge of the new fifty foot wide right of way for Mitchell Drive which intersects the existing sixty-foot wide right of way for Mitchell Drive, being the Point of Beginning, and being as shown on survey by G. Marcus Brittain, Job No. 99062R1, dated October 1999, and last revised December 18, 1999.

Appurtenant Easement:

TOGETHER WITH AN EASEMENT FOR ACCESS AND UTILITES over a portion of the right-of-way known as Mitchell Drive as described in Declaration of Restrictions recorded in Book 1013, Page 483, Henderson County Registry, said easement being more particularly described as follows:

BEGINNING at a point where the eastern edge of the new fifty-foot wide right of way for Mitchell Drive intersects the southern edge of the existing sixty-foot wide right of way for Mitchell Drive. Said point being located South 06-31-13 West for a distance of 63.86 feet from the Point of Beginning of the parcel described;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 98

THENCE South 06-31-13 West for a distance of 293.89 feet to an iron rod with a cap set on the eastern edge of the new fifty-foot wide right of way for Mitchell Drive and at the southwest corner of the parcel shown;

THENCE South 06-31-13 West for a distance of 15.27 feet to a point on the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the left having a radius of 25.00 feet and an arc length of 21.03 feet, being subtended by a chord of South 17-34-29 East for a distance of 20.41 feet to a point of the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the right having a radius of 50.00 feet and an arc length of 241.19 feet, being subtended by a chord of North 83-28-47 West for a distance of 66.67 feet to a point on the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the left having a radius of 25.00 feet and arc length of 21.03 feet, being subtended by a chord of North 30-36-54 East for a distance of 20.41 feet to a point of the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE North 06-31-13 East for a distance of 256.24 feet to a point on the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE North 83-28-47 West for a distance of 5.00 feet to a point on the edge of the new fifty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the left having a radius of 90.60 feet and an arc length of 123.07 feet, being subtended by a chord of North 32-23-43 West for a distance of 113.82 feet to a point of the edge of the new fifty-foot wide right of way for Mitchell Drive where it intersects the Southern edge of the existing sixty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the right having a radius of 1313.99 feet and an arc length of 72.24 feet, being subtended by a chord of South 69-44-09 East for a distance of 72.23 feet to a point on the Southern edge of the existing sixty-foot wide right of way for Mitchell Drive;

THENCE along a curve to the right having a radius of 596.94 feet and an arc length of 59.32 feet, being subtended by a chord of South 65-18-51 East for a distance of 59.29 feet to a point where the eastern edge of the new fifty-foot wide right of way for Mitchell Drive intersects the southern edge of the existing sixty-foot wide right of way for Mitchell Drive, being the Point of Beginning, and being as shown on survey by G. Marcus Brittain, Job No. 99062R1, dated October 1999, and last revised December 18, 1999.

142. FEE PARCEL DESCRIPTION: UNIT 3461

BEGINNING at a found railroad spike located North 23-26-47 West 562.72 feet from NCGS monument “Innes” (per survey for Towne Creek Commons, LP and Regency Land Corporation, GP, by Donald J. Moore, RLS-3482, dated 1-18-96, revised 5-8-96: “Innes” x = 1,566,543.57 Y = 697,443.04 NAD 83; CG factor 0.9998692); said spike also being the southeastern corner of Quality Oil (now or formerly;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 99

Deed Book 610, Page 491); hereinafter all references to the Rowan County Registry of Deeds; thence from said point of Beginning, with the common line of Quality Oil, North 35-47-06 West 134.99 feet to a found railroad spike, the northeastern corner of Quality Oil; thence with four (4) new lines the following calls and distances: (1) North 32-37-33 East 110.76 feet to a point; (2) with the arc of circular curve to the left having a radius of 223.00 feet for an arc distance of 283.70 feet (chord: North 86-00-48 East 264.95 feet) to a point; (3) with the arc of a circular curve to the right having a radius of 235.00 feet for an arc distance of 10.70 feet (chord: North 50-52-19 East 10.70 feet) to a point; and (4) South 35-37-10 East 210.66 feet to a point on the right of way of Interstate 85; thence with the right of way of Interstate 85, South 54-22-50 West 272.57 to a found iron; thence North 35-48-16 West 172.89 feet to a found nail; thence South 54-09-13 West 65.50 feet to the POINT AND PLACE OF BEGINNING, containing 1.830 acres and being a portion of Tract A of ALTA/ASCM Land Title Survey of Towne Creek Commons by Lucas-Forman, Inc. (Matthew J. Lucas, PLS, License #L-3246) dated 9-8-98, revised 9-29-98.

Appurtenant Easement:

TOGETHER WITH an easement for access over that Roadway Easement Area described in the Declaration of Covenants, Conditions and Restrictions/Towne Creek Commons recorded in Book 837, Page 59, Rowan County Registry.

143. FEE PARCEL DESCRIPTION: UNIT 3462

BEING all of Lot 4 as same is shown and delineated on a map entitled Final Plat of Bridge Pointe Plaza, said map being recorded in Plat Cabinet G, Slide 104-H, in the Office of the Register of Deeds of Craven County, reference to said map being hereby made for a more perfect description of said property.

TOGETHER WITH a non-exclusive reciprocal easement for the purposes of ingress, egress, access and driveways, said easement being 35 feet in width, the eastern line of said easement being more particularly descried as follows:

BEGINNING at a point in the eastern line of Lot No. 4 of the western right of way line of NCSR 1004 (Madame Moore’s Lane) which said point of beginning lies South 17-17-30 West 166.20 feet from the northeastern corner of Lot No. 4; thence from this point of beginning so located North 17-17-30 East 166.20 feet to a point; thence continuing North 17-17-30 East 93.80 feet to the northern terminus of said easement.

ALSO TOGETHER WITH a non-exclusive easement for the purposes of draining storm water from the property hereinabove described and conveyed, said easement being 10 feet in width, as described in instrument recorded in Book 2618, Page 390, Craven County Registry, and being more particularly described by metes and bounds as follows:

BEGINNING at a point in the northern line of Lot No. 4, which said point of beginning lies the following courses and distances from an iron pipe marking the northwestern corner of Lot No. 4 South 89-42-10 East 100.07 feet to an iron pipe and South 72-42-30 East 46.73 feet to the point of beginning; thence from this point of beginning so located continuing along the northern line of Lot No. 4 South 72-42-30 East 20.48 feet to a point; thence North 78-3-26 East 65.80 feet to a point; thence North 11-59-0 West 10 feet to a point; thence South 78-3-26 West 83.66 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 100

144. FEE PARCEL DESCRIPTION: UNIT 3463

BEGINNING at an existing iron pin in the North right-of-way line of Matthews-Pineville Road (N.C. Highway 51) at the Southwest corner of the land owned by CNC Centers, a Florida General Partnership (now or formerly) (see Deed Book 4925, Page 837, Mecklenburg County Registry); running thence with the North right-of-way line of the Matthews-Pineville Road, North 87-15-29 West 181.40 feet to a set iron pin; running thence on a curve to the right the radius of said curve being 2,814.79 feet, a chord call and distance of North 86-24-26 West 83.60 feet to an existing iron pin; running thence North 24-06-30 West 68.97 feet to an existing iron pin in the East right-of-way line of Kettering Drive; running thence with said right of way line, North 11-16-00 East 189.00 feet to an existing iron pin, the Southwest corner of Robert K. Lee (see Deed Book 5764, Page 535, Mecklenburg County Registry); running thence with Lee’s South line, South 87-19-30 East 267.83 feet to an existing iron pin in the West line of CNC Centers’ property; running thence with the West line of CNC Centers, South 02-40-30 West 250.00 feet to the point and place of Beginning. Containing 1.6138 acres, more or less.

TOGETHER WITH a 15’ sanitary sewer easement created by agreement recorded in Book 4732, Page 395, over property described as follows:

BEGINNING at a point in the northerly boundary of that certain 1.6227 acre tract of land conveyed by deed recorded in the Mecklenburg County Public Registry, from Park Cedar Associates, Ltd., to General Mills Restaurant Group, Inc., in Book 4731, Page 524, which point is located South 87-19-30 East 12.1 feet with said northerly boundary from the northwesterly corner of said 1.6227 acre tract; and runs thence from the Beginning North 21-00-28 East 226.95 feet to a point in the center of a manhole; thence North 15-32-40 East 409.43 feet to a point in the centerline of that certain right-of-way described in Book 4405, Page 992, Mecklenburg County Public Registry, which point in said centerline is located North 75-25-00 East 61.25 feet from the terminus of the first course described in said right-of-way described in Book 4405, Page 992, Mecklenburg County Public Registry.

145. FEE PARCEL DESCRIPTION: UNIT 3464

Being known and designated as Lot 4 as shown on the map entitled “Northwoods Subdivision, Section 3” recorded at Book of Maps 31, Page 43, Robeson County Registry.

Also being further described as follows: Lying in Lumberton Township, Robeson County, North Carolina, being all of Lot 4 of a subdivision entitled “Northwoods Subdivision, Section 3” recorded at Book of Maps 31, Page 43, Robeson County Registry, being bounded by the City of Lumberton (Deed Book 742, Page 635) to the north, Wintergreen Drive (60.00 foot right of way) to the east, Vyshamin of NC, Inc. (Deed Book 740, Page 001) to the South, and bounded to the west by Interstate 95 (right of way varies). This parcel being more particularly described to wit:

BEGINNING at an existing iron rod at the point of intersection of the western right of way of Wintergreen Drive with the northern right of way of Corporate Drive (60 foot right of way), said rod being North 54 degrees 34 minutes 43 seconds East 1095.48 feet from NCGS grid monument “Lakewood 2” (NAD 83 Coordinates Z=334740.3213 and Y=1998280.8359) and runs thence with the western margin of Wintergreen Drive South 14 degrees 24 minutes 30 seconds West 191.53 feet to a set Mag Nail in the concrete curb and gutter of the northern entrance to the lot belonging to Vyshamin of NC, Inc., thence with the most northern line of Vyshamin of NC, Inc. North 82 degrees 11 minutes 25 seconds West 536.77 feet to an existing iron rod at the controlled access fence for the eastern margin of

Legal Descriptions

Subordination Agreement

Exhibit A – Page 101

Interstate 95; thence with the controlled access fence the following courses and distances: North 02 degrees 54 minutes 03 seconds West 101.44 feet to a set iron rod beside a power pole: thence North 01 degrees 09 minutes 36 seconds West 100.06 feet to an existing iron rod; thence North 03 degrees 41 minutes 24 seconds East 78.98 feet to an existing iron rod; thence leaving the eastern margin of Interstate 95 and with the most southern line of the City of Lumberton’s parcel South 73 degrees 55 minutes 20 seconds East 605.19 feet to the point of beginning and containing 3.06 acres more or less, by the coordinate method. The above described tract is subject to a water main easement belonging to the City of Lumberton along the western boundary. All described distances are horizontal ground distances.

Together with an easement for drainage as described in Reciprocal Easement Agreement recorded in Book 1176, Page 397, Robeson County Registry.

146. FEE PARCEL DESCRIPTION: UNIT 3621

A parcel of land being part of Lot twenty-five (25) in ARROWHEAD PLAT THREE in the City of Maumee, Lucas County, Ohio, as recorded in Volume 81 of Plats, Pages 14, 15 and 16, Lucas County Records, said parcel being bounded and described as follows:

Commencing at the Southwest corner of said Lot twenty-five (25);

Thence North 34 degrees 27’ 23” West along the Southwest line of said Lot twenty-five (25), a distance of 445.84 feet, more or less, to a point on a line that is 320.00 feet, by rectangular measurement, Southeasterly of and parallel with the Northwest line of said Lot twenty-five (25);

Thence North 56 degrees 40’ 38” East along said line that is 320.00 feet, by rectangular measurement, Southeasterly of and parallel with the Northwesterly line of Lot twenty-five (25), a distance of 230.55 feet to a point that is 230.50 feet, by rectangular measurement, Northeasterly of the Southwest line of said Lot twenty-five (25) and the POINT OF BEGINNING of the parcel hereinafter described;

Thence South 34 degrees 27’ 23” East along a line that is 230.50 feet, by rectangular measurement, Northeasterly of and parallel with the Southwest line of said Lot twenty-five (25), a distance of 441.29 feet, more or less, to a point on the Southeast line of said Lot twenty-five (25), said Southeast line of Lot twenty-five (25) also being the Northwest right of way line of Dussel Drive;

Thence North 55 degrees 32’ 37” East along the Southeast line of said Lot twenty-five (25), a distance of 125.00 feet to a point;

Thence North 10 degrees 32’ 37” East and continuing along the southeast line of said Lot twenty-five (25), a distance of 84.85 feet to the most Southerly corner of a parcel of land conveyed to the City of Maumee, Lucas county, Ohio by Deed Number 84-374-E11, Lucas County Ohio Deed Records;

Thence North 34 degrees 27’ 23” West along the Southwesterly line of said parcel conveyed by Deed number 84-374-E11 and its extension Northwesterly, a distance of 377.63 feet, more or less, to a point on a line that is 320.00 feet, by rectangular measurement, Southeasterly of and parallel with the Northwest line of said Lot twenty-five (25);

Legal Descriptions

Subordination Agreement

Exhibit A – Page 102

Thence south 56 degrees 40’ 38” West along said line that is 320.00 feet, by rectangular measurement, Southeasterly of and parallel with the Northwesterly line of said Lot twenty-five (25), a distance of 185.03 feet, more or less, to the POINT OF BEGINNING.

Being the same property as conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of a Special Warranty Deed from Maumee Associates, an Ohio general partnership, dated September 4, 1996, recorded September 6, 1996, by Microfiche No. 96-440-D02, as affected by that certain Declaration Regarding Merger recorded on November 23, 2011 as Instrument No. 201111230049284, Lucas County, OH Deed Records

147. FEE PARCEL DESCRIPTION: UNIT 3633

Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being Parcel 1A in the Parmatown South Parcel 1 & 4 Map of Vacation, Consolidation and Lot Split of part of Original Parma Township Lot 18, Ely Tract, as recorded in Volume 268, Page 84 of Cuyahoga County Map Records, and bounded and described as follows:

Beginning at an iron monument at an angle point in the centerline of Ridge Road, 100 feet wide, at the Northeast corner of said Original Lot No. 18;

Thence South 89 degrees 48 minutes 30 seconds West, 50.00 feet to an iron pin set at an angle point in the westerly line of Ridge Road;

Thence South 0 degrees 22 minutes 42 seconds East along the westerly line of Ridge Road, 405.87 feet to the principal place of beginning of the parcel herein described;

Thence South 0 degrees 22 minutes 42 seconds East continuing along the westerly line of Ridge Road, 183.74 feet to a point;

Thence North 80 degrees 50 minutes 43 seconds West, 89.03 feet to a point;

Thence South 89 degrees 27 minutes 18 seconds West, 80.00 feet to a point;

Thence South 0 degrees 22 minutes 42 seconds East, 32.00 feet to an angle point in the northerly line of the remainder of a parcel of land conveyed to The Parma Christian Church by deed recorded in Volume 13188, Page 789 of Cuyahoga County Records, from which point an iron pin founds bears South 0.24 feet, East 1.04 feet;

Thence South 89 degrees 27 minutes 18 seconds West along the northerly line of said land conveyed to The Parma Christian Church, 200.00 feet to an iron pin set at its intersection with the easterly line of Parmatown Estates Subdivision No. 3 as shown by the recorded plat in Volume 219, Page 23 of Cuyahoga County Map Records;

Thence North 0 degrees 22 minutes 42 seconds West along the easterly line of said Parmatown Estates Subdivision No. 3, 79.99 feet to an iron pin set at the northeasterly corner thereof Thence North 32 degrees 05 minutes 27 seconds West, 92.14 feet;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 103

Thence northeasterly along the arc of a curve deflecting to the left, 47.90 feet to a point of reverse curvature, said arc having a radius of 335.00 feet and a chord which bears North 53 degrees 48 minutes 45 seconds East, 47.86 feet;

Thence northeasterly along the arc of a curve deflecting to the right, 130.41 feet to a point of compound curvature, said arc having a radius of 220.00 feet and a chord which bears North 66 degrees 41 minutes 50 seconds East, 128.50 feet;

Thence northeasterly along the arc of a curve deflecting to the right, 103.73 feet to a point of tangency, said arc having a radius of 1000.00 feet and a chord which bears North 86 degrees 39 minutes 00 seconds East, 103.68 feet;

Thence North 89 degrees 37 minutes 18 seconds East, 115.52 feet to a point of curvature;

Thence southeasterly along the arc of a curve deflecting to the right, 62.83 feet to the principal place of beginning, said arc having a radius of 40.00 feet and a chord which bears South 45 degrees 22 minutes 42 seconds East, 56.57 feet and containing 1.9271 acres of land as described in May, 1994, according to a survey by Donald G. Bohning & Associates, Inc., dated December, 1992.

The courses used in this description are referenced to an assumed meridian and are used to indicate angles only.

Together with the easement rights over the property more particularly described as follows:

Easement Parcel 1:

Parcel 1B

Thence South 0 degrees 22 minutes 42 seconds East continuing along the westerly line of Ridge Road, 175.00 feet to an iron pin set at its intersection with the northerly line of the remainder of a parcel of land conveyed to The Parma Christian Church by deed recorded in Volume 13188, Page 789 of Cuyahoga County Records;

Thence South 89 degrees 27 minutes 18 seconds West along the northerly line of said land conveyed to The Parma Christian Church, 167.80 feet to an angle point therein, from which point an iron pin found bears South 0.12 feet, East 0.02 feet;

Thence North 0 degrees 22 minutes 42 seconds West continuing along the northerly line of said land conveyed to The Parma Christian church, and the northerly prolongation thereof, 190.00 feet to a point;

Thence North 89 degrees 27 minutes 18 seconds East, 80.00 feet to a point;

Thence South 80 degrees 50 minutes 43 seconds East, 89.03 feet to the principal place of beginning and containing 0.7168 acres of land as described in March, 1994 according to the survey by Donald G. Bohning & Associates, Inc., dated December, 1992.

The courses used in this description are referenced to an assumed meridian and are used to indicate angles only.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 104

Such parcel is also known as being Parcel 1B in the Parmatown South—Parcel 1 & 4 Map of Vacation, Consolidation and Lot Split of part of Original Parma Township Lot 18, Ely Tract, as recorded in Volume 268, Page 84 of Cuyahoga County Map Records.

BEING the same property conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of Warranty Deed from Granite Development Partners, L.P., a Delaware limited partnership, dated July 20, 1994, recorded July 22, 1994, in Volume 94-07080, Page 52, as affected by that that certain Declaration regarding Merger recorded November 23, 2011 in Instrument No. 201111230491, Cuyahoga County, Ohio Deed Records.

Easement Parcel 2

Easement Parcel No. TWO:

Non-Exclusive Easement for Ingress and Egress as created in Reciprocal Easement Agreement by and among Federated Department Stores, Inc., Pick-N-Pay Supermarkets, Inc., Albert B. Ratner, Trustee and Paul Lipman, Trustee, filed for record April 5, 1978 and recorded in Volume 14685, Page 341 of Cuyahoga County Records.

Note: The above Easement has been amended and restated in an Amended and Restated Cross-Easement Agreement by and among Dayton Hudson Corporation, Kohl’s Department Stores, Inc., Western Reserve Restaurant Management, Inc., Outback Steakhouse of Florida, Inc., Sunrise Land Co., Parmatown South Association, Granite Development Partners, L.P. and Forest City Rental Properties, filed for record on May 8, 1995 and recorded in Volume 95-03420,Page 32 of Cuyahoga County Records and refiled on August 29, 1995 in Volume 95-07171, Page 6 of Cuyahoga County Records and further amended in a First Amendment to Amended and Restated Cross-Easement Agreement recorded on January 31, 1996 in Volume 96-00833, page 57 of Cuyahoga County Records.

Permanent Parcel Nos. 455-10-004, 005, 006, 007, 008 and 009

148. FEE PARCEL DESCRIPTION: UNIT 3635

Situated in the City of Westlake, County of Cuyahoga and State of Ohio and known as being Parcel “C” on the Map of Survey, Consolidation and Partition for William L. Lake and Patricia M. Lake of part of Original Dover Township Lot No. 78, as shown by the recorded plat in Volume 269 of Plats, Pages 46 and 47 of Cuyahoga County Records, and further bounded and described as follows:

Beginning at the intersection of the center line of Columbia Road (variable width) with the center line of Sperry Drive (variable width);

Thence South 73 deg. 23’ 36” East, along said center line of Sperry Drive, a distance of 420.59 feet to a point of curvature therein;

Thence Southeasterly, continuing along said center line of Sperry Drive, along the arc of a curve deflecting to the left, a distance of 367.80 feet to the point of tangency therein, said arc having a radius of 716.20 feet and a chord which bears South 08 deg. 06’ 19” East, a distance of 363.77 feet;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 105

Thence North 77 deg. 10’ 58” East, continuing along said center line of Sperry Driver a distance of 475.92 feet to the Southerly prolongation of the Easterly line of Sublot No. 4 in the Lot Split for Lakewood Manufacturing Co. as shown by the recorded plat in Volume 257 of maps, Page 48 of Cuyahoga County Records;

Thence North 1 deg. 36’ 24” East, along said Southerly prolongation, a distance of 30.98 feet to the Southeasterly corner of said Sublot No. 4 and the Northerly line of said Sperry Drive;

Thence North 77 deg. 10’ 58” East, along said Northerly line of Sperry Drive, a distance of 268.77 feet to the principal place of beginning of the land herein described;

Course No. 1: Thence North 1 deg. 36’ 24” East, parallel with said Easterly line of Sublot No. 4, a distance of 424.36 feet to a point;

Course No. 2: Thence North 77 deg. 10’ 58” East, parallel with the Northerly line of Sperry Drive, as aforesaid, a distance of 212.44 feet to the Westerly line of a parcel of land conveyed to Kane Partners, L.P. by deed recorded in Volume 92-10416, Page 48 of Cuyahoga County Records;

Course No. 3: Thence South 1 deg. 43’ 38” West, along said Westerly line of land so conveyed to Kane Partners, L.P., a distance of 424.59 feet to said Northerly line of Sperry Drive;

Course No. 4: Thence South 77 deg. 10’ 58” West, along said Northerly Use of Sperry Drive, a distance of 211.52 feet to the principal place of beginning, and containing 2 acres of land, according to a survey made by Thomas J. Neff, Jr., Registered Surveyor No. 7065-Ohio in June of 1994.

Permanent Parcel No. 213-08-029

149. FEE PARCEL DESCRIPTION: UNIT 3636

Fee Parcel:

Situated in the Village of Ontario, County of Richland and State of Ohio, and known as being more particularly described as follows:

Being part of the Southwest quarter of Section 13, Township 21, Range 19, and being the Garland Hunt and Brenda Hunt parcel, as recorded in Volume 124 at Page 787, and part of the Garland Hunt and Brenda Joyce Hunt parcel, as recorded in Volume 37 at Page 637, and beginning at a 1-inch iron pin in a monument box found in the centerline of Lexington-Springmill Road (C.H. 133) as recorded in Plat Book 23 at Page 57 (centerline station 360+96.92), said point marking the Northwest corner of the said Southwest quarter of Section 13;

Thence with the said centerline of Lexington-Springmill Road, South 00 deg. 51’ 11” West, 557.96 feet to a point;

Thence leaving the said centerline of Lexington-Springmill Road, South 89 deg. 13’ 49” East, 40.00 feet to a 5/8-inch rebar found in the East right-of-way line of said Lexington-Springmill Road said point marking the Southwest corner of the Ontario Realty LLC parcel as recorded in Volume 374 at Page 478, said point being the True Point of beginning of the herein described parcel;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 106

Thence leaving the said right-of-way of Lexington-Springmill Road and with the South line of the said Ontario Realty LLC parcel, South 89 deg. 13’ 49” East, 335.80 feet to a 1-inch o.d. iron pipe with id. cap set;

Thence South 00 deg. 51’ 11” West, 205.00 feet to a 1-inch o.d. iron pipe with id. cap set;

Thence through the said Garland Hunt and Brenda Joyce Hunt parcel as recorded in Volume 37 at Page 637 and parallel with the North line of the herein described parcel, North 89 deg. 13’ 49” West, 331.77 feet to 5/8-inch rebar found in the said East right-of-way line of Lexington-Springmill Road;

Thence with the said right-of-way line of Lexington-Springmill Road, North 01 deg. 03’ 21” West, 121.10 feet to a 1-inch o.d. iron pipe with id. cap set;

Thence continuing with the said right-of-way of Lexington-Springmill Road, North 00 deg. 51’ 11” East, 83.96 feet to the true point of beginning. Containing 1.575 acres of land.

Aforesaid references recorded among the land records of Richland County, Ohio.

Bearings oriented to the said centerline of Lexington-Springmill Road as recorded in Plat Book 23 at Page 57.

EASEMENT PARCELS

PARCEL 1:

TOGETHER WITH THOSE RIGHTS ESTABLISHED IN Joint Easement Agreement by and between Garland and Brenda Hunt, and Ontario Realty LLC, dated August 10, 1995, filed for record August 29, 1995 and recorded in Volume 384, Page 623 of Richland County Records.

PARCEL 2:

TOGETHER WITH THOSE RIGHTS ESTABLISHED IN Slope Easement to Outback Steakhouse of Florida, Inc. dated May 28, 1996 and recorded June 30, 1996 in Volume 436, page 754, of the Richland County Records.

PARCEL 3:

TOGETHER WITH THOSE RIGHTS ESTABLISHED IN Easement Agreement between POI Associates, Inc. and Outback Steakhouse of Florida, Inc. recorded March 15, 1999 in Volume 689, Page 507, of the Richland County Records.

150. FEE PARCEL DESCRIPTION: UNIT 3640

Situated in the City of Mentor, County of Lake and State of Ohio:

And known as being a part of Original Mentor Township, Lot No.5, Tract No. 8, and is further bounded and described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 107

Beginning in the curved Westerly line of Market Street, 60 feet wide, at the Southeasterly corner of land conveyed to M.E. Osborne Properties Corp., as recorded in Volume 469, Page 929 of Lake County Deed Records;

Thence Westerly along the Southerly line of said M.E. Osborne Properties Corp., parcel, by a line bearing North 89 deg. 43’ 47” West, a distance of 670.14 feet to a point;

Thence Northerly by a line bearing North 00 deg. 15’ 53” West, a distance of 189.94 feet to a point;

Thence Easterly by a line bearing South 89 deg. 44’ 07” East, a distance of 708.41 feet to point in the Westerly line of Market Street, 60 feet wide;

Thence Southerly along the Westerly line of said Market Street by a line bearing South 00 deg. 40’ 41” West, a distance of 55.75 feet to a point of curvature;

Thence Southerly along the arc of a curve reflecting to the right 141.18 feet to the principal place of beginning, said curve having a radius of 263.69 feet and a chord which bears South 16 deg. 00’ 59” West, 139.51 feet.

Being the same property as conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of a Special Warranty Deed from Philip Pace (aka Phillip Pace) and Phyllis Pace, husband and wife, dated October 29, 1999, recorded January 4, 2000, by Instrument No. 200000383, as affected by that certain Declaration Regarding Merger recorded on November 23, 2011 as Instrument No. 2011R027360, Lucas County, OH Deed Records

151. FEE PARCEL DESCRIPTION: UNIT 3658

Situated in the Township of Butler, County of Montgomery and State of Ohio:

And known as being Lot Numbered Four (4) in York Commons, Section Three, as the same is recorded in Plat Book 167, Page 39 of the Plat Records of Montgomery County, Ohio.

LESS AND EXCEPT:

Situate in Section 34, Township 3, Range 6 East, in the Township of Butler, Montgomery County, Ohio, and being part of Lot Four of York Commons Subdivision. Section Three, as recorded in Plat Book 167, Page 39 as conveyed to Outback Steakhouse of Florida, Inc., by instrument as recorded in Microfiche Number 97-0301 C08 of the deed records of said County, and being more particularly bounded and described, per a survey performed by Lockwood, Jones and Beals, Inc. in 1998 with bearings based on State Plane Coordinates, South Zone (NAD 83), as follows:

Beginning for reference at an iron pin to be set in the existing West limited access right of way line of Interstate 75 (as acquired by Deed Book 966, Page 303 of the deed records of said County), at the Southeast corner of said lot and plat, and the Northeast corner of the York Commons Subdivision, Section Five, as recorded in Plat Book 172, Page 9 of the plat records of said County 30.596 meters left of Station 6+917.258 of the centerline of construction of Interstate 75, reference a 5/8-inch iron pipe

Legal Descriptions

Subordination Agreement

Exhibit A – Page 108

found with cap stamped “M.L.OXNER” bearing North 87 deg. 36’ 39” East a distance of 0.215 meters (0.70 feet) at 30.381 meters left of Station 6+917.268 of the centerline of construction of Interstate 75;

Parcel 16WL

Thence with the South line of the said lot and the North line of said Lot No. 7 North 89 deg. 51’ 55” West a distance of 15.410 meters (50.56 feet) to an iron pin to be set on the new West limited access right of way line of Interstate 75, 46.007 meters left of Station 6+917275 of the centerline of construction of interstate 75;

Thence with the said new West limited access right of way line for the following four courses:

1) North 6 deg. 31’ 29” East a distance of 2.023 meters (6.64 feet) to an iron pin to be set 45.779 meters left of Station 6+919.285 of the centerline of construction of Interstate 75;

2) Thence North 79 deg. 54’ 39” East a distance of 6.887 meters (22.60 feet) to an iron pin to be set 39.000 meters left of Station 6+920.500 of the centerline of construction of Interstate 75;

3) Thence North 00 deg. 39’ 17” East a distance of 39.502 meters (129.60 feet) to an iron pin to be set 38.600 meters left of Station 6+960.000 of the centerline of construction of interstate 75;

4) Thence North 33 deg. 53’ 48” East a distance of 3.472 meters (I 1.39 feet) to an iron pin to be set on the North line of said lot and the South line of Lot Three of the said York Commons Subdivision, Section Three, 36.668 meters left of Station 6+962.884 of the centerline of construction of Interstate 75;

Thence with the North line of said Lot and the South line of said Lot Three South 89 deg. 51’ 55” East a distance of 6.107 meters (20.04 feet) to an iron pin to be set at the Northeast corner of said lot, the Southeast corner of said Lot Three, and in the said existing West limited access right of way line 30.560 meters left of Station 6+962.878 of the centerline of construction of Interstate 75, reference a 5/8-inch iron pin with cap found bearing North 57 deg. 13’ 16” East a distance of 0.151 meters (0.50 feet);

Thence with the said West limited access right of way line and the East line of said lot South 0 deg. 07’ 09” West a distance of 45.620 meters (149.67 feet) to the true point of beginning containing 0.0390 hectares (0.096 acres), more or less, subject to all legal easements and restrictions of record.

The description for Parcel Number 16WL above was calculated and derived from a survey made under the supervision of John J. Beals, Registered Surveyor Number 5312.

Note: Iron pins and railroad spikes referred to as “to be set” shall be set by Lockwood, Jones and Beals, Inc. upon the completion of construction. Iron pins set in the above description are 3/4-inch by 30 inch reinforcing rod with an aluminum cap stamped “ODOT R/W LJB INC”.

The above described area is contained within the Montgomery County Auditor’s Permanent Parcel Number A01-213-6-2. Within said bounds is 0.096 of an acre, more or less, inclusive of the present road which occupies 0.000 of an acre, more or less.

BEING the same property conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of Warranty Deed from Harson Investments, LTD., a Florida limited partnership, dated March 10,

Legal Descriptions

Subordination Agreement

Exhibit A – Page 109

1997, recorded May 5, 1997, by Volume 97-0301, Page C08, as affected by that that certain Declaration regarding Merger recorded November 28, 2011 in Instrument No. 11-071137, Montgomery County, Ohio Deed Records.

PPN: A01-21306-0002

152. FEE PARCEL DESCRIPTION: UNIT 3662

Situated in the City of Findlay, County of Hancock and State of Ohio:

Lot Number Fourteen (14), a replat of Lot Number Eight (8) of Interstate Subdivision 2nd Addition of the City of Findlay, County of Hancock, State of Ohio, as set forth on the Plat of the replat of Lot Number Eight (8), Interstate Subdivision 2nd Addition, recorded on August 28, 1998, in Plat Volume 20, Page 86, Hancock County, Ohio Recorder’s Office.

Being the same property as conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of a Special Warranty Deed from George M. Whitson, dated September 16, 1998, recorded September 17, 1998by volume 1643, Page 30, as affected by that certain Declaration Regarding Merger recorded on November 23, 2011 in Volume 2408, Page 2037, Lucas County, OH Deed Records

153. FEE PARCEL DESCRIPTION: UNIT 3663

Being all of Lot 11 of Kings Island Commercial Center Section B-Phase III of part of Section 18, Town 4, Range 2, Deerfield Township, Warren County, Ohio, as the same is recorded in Plat Volume 44, Pages 73 and 74 of the Warren County, Ohio Records.

Being the same property as conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of a Special Warranty Deed from Great American Life Insurance Company, an Ohio corporation dated May 19, 1999, recorded May 21, 1999, by Volume 1761 Page 844 ,as affected by that certain Declaration Regarding Merger recorded on November 28, 2011 as Doc. No. 845599, Warren County, OH Deed Records

154. FEE PARCEL DESCRIPTION: UNIT 3713

A tract of land lying in the Northwest Quarter (NW/4), Section Eleven (11), Township Thirteen (13) North, Range Three (3) West of the Indian Meridian, Edmond, Oklahoma County, Oklahoma, being more particularly described as follows:

COMMENCING at the Northeast Corner of said Northwest Quarter (NW/4); Thence South 00°10’37” East along the East line of said Northwest Quarter (NW/4) a distance of 1148.27 feet to the Point of Beginning; Thence continuing South 00°10’37” East along the East line of said Northwest Quarter (NW/4) a distance of 185.00 feet; Thence South 89°49’23” West a distance of 517.22 feet to the East Right-of-Way of Highway No. 77; Thence North 30°32’45” East along said Right-of-Way a distance of 215.61 feet; Thence North 89°49’23” East a distance of 407.02 feet to the POINT OF BEGINNING.

TOGETHER WITH easement rights as set out in that certain Declaration of Mutual Access Easement dated December 30, 1994, by OB-Real Estate, Inc., filed of record January 4, 1995, in Book 6695, Page 629, over and across the following described property:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 110

A tract of land lying in the Northwest Quarter Section 11, Township 13 North, Range 3 West of the Indian Meridian, Edmond, Oklahoma County, Oklahoma, being more particularly described as follows:

COMMENCING at the Northeast corner of said Northwest Quarter; Thence South 00°10’37” East along the East line of said Northwest Quarter a distance of 1333.27 feet; Thence South 89°49’23” West a distance of 517.22 feet to the Point of Beginning, also being a point in the East right-of-way of Highway No. 77; Thence North 89°49’23” East a distance of 114.88 feet; Thence South 00°10’37” East a distance of 33.86 feet; Thence South 89°49’23” West a distance of 135.00 feet to the East right-of-way of Highway

No. 77; Thence North 30°32’45” East along said right-of-way a distance of 39.39 feet to the POINT OF BEGINNING.

155. FEE PARCEL DESCRIPTION: UNIT 3715

Lot Six (6), Block One (1) and a portion of Lot Five (5), Lot Seven (7) and Lot Eight (8), in Block One (1), of the Replat of Lots 1 thru 8, Block 1 and Lots 1 thru 4, Block 2 of SPRING BROOK ADDITION SECTION 9, which is a part of the Northwest Quarter (NW/4) of Section Twenty-six (26), Township Nine (9) North, Range Three (3) West of the I.M., Norman, Cleveland County, Oklahoma, and said tract being more particularly described as follows:

COMMENCING at the Southeast Corner of said Northwest Quarter of Section 26, Township 9 North, Range 3 West, I.M.; Thence South 89°46’53” West, and along the South line of said Northwest Quarter, a distance of 150.00 feet to a point on the West right-of-way line of North Interstate Drive; Thence North 00°01’16” West, and along said West right-of-way line of North Interstate Drive, a distance of 1205.26 feet to the POINT OR PLACE OF BEGINNING.

Thence continuing North 00°01’16” West, and along said West right-of-way line of North Interstate Drive, a distance of 199.74 feet; Thence North 45°01’15” West a distance of 35.36 feet to a point on the South right-of-way line of Northwest Boulevard; Thence South 89°58’45” West, and along said South right-of-way line of Northwest Boulevard, a distance of 302.30 feet; Thence South 00°01’16” East a distance of 224.74 feet; Thence North 89°58’44” East a distance of 327.30 feet to the POINT OR PLACE OF BEGINNING.

156. FEE PARCEL DESCRIPTION: UNIT 3716

A tract of land located in the Northeast Quarter (NE/4) of Section Twenty-nine (29), Township Two (2) North, Range Twelve (12) West, I.M., Comanche County, Oklahoma, according to the U.S. Government survey thereof, described as follows:

COMMENCING at the Northeast Corner of said Northeast Quarter; THENCE N89°33’36”W on the North line of said Northeast Quarter a distance of 1481.27 feet for a POINT OF BEGINNING; THENCE S00°27’09”W a distance of 420 feet; THENCE N89°33’36”W and parallel with the North line of said Northeast Quarter a distance of 205 feet; THENCE N00°27’09”E a distance of 420 feet; THENCE S89°33’36”E and parallel with the North line of said Northeast Quarter a distance of 205 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 111

157. FEE PARCEL DESCRIPTION: UNIT 3915

ALL THAT CERTAIN tract of land situate in the Susquehanna Township, Dauphin County, Pennsylvania, more particularly bounded and described as follows:

BEGINNING at a point at the intersection of the Southern right of way line of Union Deposit Road (S.R. 22008) and the Western right of way line of Powers Avenue; thence South five degrees twenty-eight minutes two seconds East (S 05° 28’ 02” E) a distance of two hundred thirty-seven and ninety-two hundredths feet (237.92’) to a point at the dividing line between lands now or formerly of the Upper Dauphin Industrial Development Authority and Lot No. 1 on the hereinafter mentioned Preliminary/Final Re-Subdivision Plan; thence along the dividing line between lands now or formerly of the Upper Dauphin Industrial Development Authority and Lot No. 1 South eighty-three degrees twenty-eight minutes twenty-six seconds West (S 83° 28’ 26” W) a distance of two hundred ninety-three and seventy one hundredths feet (293.71’) to a point at the dividing line between Lot No. 2 and Lot No. 1; thence along the dividing line between Lot No. 2 and Lot No. 1 North six degrees thirty-seven minutes thirty-one seconds West (N 06° 37’ 31” W) a distance of two hundred thirty-eight and nine hundredths feet (238.09’) to a point on the Southern right of way line of Union Deposit Road; thence along the Southern right of way line of Union Deposit Road North eighty-three degrees thirty minutes fifty-two seconds East (N 83° 30’ 52” E) a distance of two hundred ninety-eight and fifty-two hundredths feet (298.52’) to a point, the place of BEGINNING.

CONTAINING 70,653.31 square feet or 1.62 acres, more or less.

BEING Lot No. 1 in accordance with a Preliminary/Final Resubdivision Plan for Bernard I. Zeliger dated February 9, 1989, prepared by Whittock-Hartman Engineers and recorded in the Office of the Recorder of Deeds in and for Dauphin County, Pennsylvania, in Plan Book “U”, Volume 4, Page 6.

TOGETHER with an easement and right of way in common with the owners of Lot No. 2, now or formerly Bruce Goodman and Barbara Goodman, their heirs, executors, administrators, and assigns, and the owners of Lot 3 and 4, formerly Grantors, their heirs, successors and assigns, over the driveway access from Union Deposit Road, along the Eastern boundary of Lot No. 2 for ingress, egress and regress to Union Deposit Road, which right of way is and shall be connected to the 34-foot driveway access easement along the Southern boundary of Lot 1.

TOGETHER with the privilege of in common use of the improved storm water drainage easement, as is, partially shown in the Preliminary/Final Subdivision Plan for Bernard I. Zeliger recorded in Plan Book “U”, Volume 4, Page 6.

BEING the same premises which Bernard I. Zeliger and Sandra T. Zeliger, his wife, by Deed dated 4/5/1994 and recorded 4/11/1994 in Dauphin County in Record Book 2196 page 614 unto Outback Steakhouse of Florida, Inc., a Florida corporation, in fee; and also

BEING the same premises which Outback Steakhouse of Florida, Inc., a Florida corporation, by Deed dated 4/11/2007 and recorded 6/29/2007 in Dauphin County in Instrument No. 20070025897 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 112

158. FEE PARCEL DESCRIPTION: UNIT 3917

ALL THAT CERTAIN lot or tract of ground being known as Lot No. 2 as shown on a Final Plan of North Pointe Center, as prepared by Rettew Associates, Inc., for High Associates, Ltd. on a drawing dated April 27, 1988, being drawing No. 87-204-03FF, said plan being recorded in the Recorder of Deeds Office in and for Lancaster County, Pennsylvania in Plan Book J-160, page 30, situate in the Township of Manheim, County of Lancaster and Commonwealth of Pennsylvania, being more fully bounded and described as follows, to wit:

BEGINNING at a point at the Southern right of way line of North Pointe Boulevard at the common property corner of Lots 2 and 3; thence, from said point of beginning the following sixteen (16) courses and distances: (1) along said right of way of North Pointe Boulevard by a curve to the left, having a radius of 175.00 feet and an arc length of 82.36 feet to a point; thence (2) along said right of way of North Pointe Boulevard South 82 degrees 19 minutes 20 seconds East, a distance of 26.05 feet to a point; thence (3) along said right of way of North Pointe Boulevard by a curve to the right; having a radius of 180.00 feet and an arc length of 85.34 feet to a point; thence, (4) along said right of way of North Pointe Boulevard South 55 degrees 09 minutes 30 seconds East, a distance of 119.33 feet to a point; thence (5) by a curve, curving to the right, having a radius of 17.00 feet and a length of 26.70 feet to a point on the Western right of way of the Oregon Pike; thence (6) along said right of way of the Oregon Pike, South 34 degrees 50 minutes 30 seconds West, a distance of 113.27 feet to a point; thence (7) along said right of way line of the Oregon Pike, North 55 degrees 09 minutes 30 seconds West, a distance of 24.00 feet to a point; thence (8) along said right of way of the Oregon Pike, South 34 degrees 50 minutes 30 seconds West, a distance of 132.25 feet to a point; thence (9) along said right of way of the Oregon Pike, North 55 degrees 18 minutes 46 seconds West, a distance of 2.58 feet to a point; thence (10) along said right of way of the Oregon Pike on a curve, curving to the right, with a radius of 428.34 feet and a length of 360.40 feet to a point on the Northern right of way of a ramp leading to Route 30 West; thence (11) along said right of way of the ramp leading to Route 30 West, South 83 degrees 03 minutes 38 seconds West, a distance of 298.26 feet to a point; thence (12) along said right of way of the ramp leading to Route 30 West, North 76 degrees 08 minutes 03 seconds West, a distance of 268.61 feet to a point; thence (13) along the Southern boundary of Beverly Estates, North 79 degrees 31 minutes 40 seconds East, a distance of 317.39 feet to an iron pin; thence (14) along the Eastern Boundary of Beverly Estates, North 07 degrees 40 minutes 40 seconds East, a distance of 264.82 feet to a point; thence (15) South 82 degrees 19 minutes 20 seconds East, a distance of 247.66 feet to a point, thence (16) North 34 degrees 38 minutes 38 seconds East, a distance of 251.36 feet to a point, said point being the place of beginning.

CONTAINING 242,586.37 square feet or 5.5690 acres.

Together with all common use and interest in Easements as set forth in Declaration of Covenants, Easements, Conditions and Restrictions of The North Pointe Center dated November 7, 1990 by Oregon Pike Associates and recorded in Book 3033, Page 393. Together with all common use and interest in Easements as set forth in Cross Easement Agreement dated June 28, 1999 between Outback Steakhouse of Florida, Inc. and 120 North Pointe Associates recorded in Book 6308, Page 294.

Being the same premises Oregon Pike Associates and High Associates, Ltd. by Deed dated 02-23-1998 and recorded 02-25-1998 in Lancaster County in Instrument Number             conveyed unto Outback Steakhouse of Florida, Inc., a Florida Corporation, in fee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 113

Being the same premises which Outback Steakhouse of Florida, Inc., a Florida Corporation by Deed dated 4-11-2007 and recorded 7-5-2007 in Lancaster County in Instrument Number 5632567 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee.

159. FEE PARCEL DESCRIPTION: UNIT 3951

ALL THAT CERTAIN parcel of ground being known as Parcel C-1 in the Arcadia Center Plan of Lots No. 3 as recorded in Plan Book Volume 192, pages 33 and 34, and situate in the Town of McCandless, County of Allegheny and Commonwealth of Pennsylvania, being bounded and described as follows:

BEGINNING on the westerly right of way of McKnight Road, 120-feet in width, at the northeasterly corner of Parcel A2 in the Arcadia Center Plan of Lots No. 2, as recorded in the Recorder’s Office of Allegheny County, PA, in Plan Book Volume 186, pages 46 and 47; thence along the northerly line of said Parcel A2, in a westwardly direction South 63 degrees 19 minutes 00 seconds West, a distance of 24-feet to the centerline of a 45-foot private road; thence along the centerline of said 45-foot private road, the following courses and distances: North 26 degrees 41 minutes 00 seconds West 20.50 feet; thence by the arc of a circle deflecting to the left having a radius of 100-feet, an arc distance of 82.06 feet; thence North 73 degrees 42 minutes 00 seconds West, 171.15 feet; thence by a curve deflecting to the right having a radius of 130 feet, an arc distance of 109.82 feet to a point; thence North 25 degrees 18 minutes 00 seconds West, 87.93 feet; thence by a curve deflecting to the right having a radius of 150 feet, an arc distance of 104.23 feet to a point, thence North 14 degrees 30 minutes 45 seconds East, 3.64 feet, to the Southerly right of way line of West Arcadia Drive, a 50 foot public street; thence in an eastwardly direction along the southerly right of way line of West Arcadia Drive, by an arc of a circle deflecting to the left, having a radius of 205 feet, an arc distance of 147.40 feet to a point; thence continuing the Southerly right of way line of West Arcadia Drive North 63 degrees 19 minutes 03 seconds East, 20.73 feet to a point; thence by a curve deflecting to the right, having a radius of 25 feet, an arc distance of 39.27 feet to a point on the westerly right of way of McKnight Road, aforesaid; thence along the westerly right of way line of McKnight Road, in a southwardly direction, south 26 degrees 41 minutes 00 seconds East, a distance of 418.66 feet to the point at the place of BEGINNING.

CONTAINING an area of 1.61 acres, more or less.

TOGETHER WITH all common use and interest in Easements as set forth in Declaration of Development and Maintenance Obligations, Easements and Restrictive Covenants between Ralph A. Pannier, et ux., et al., dated April 7, 1994 and recorded in Deed Book Volume 9202, page 300.

TOGETHER WITH all common use and interest in Parking Easement and License Agreement between the Estate of Alfred E. Thomson, III and Outback Steakhouse of Florida, Inc. dated June 10, 1996 and recorded in Deed Book 9718, page 518.

Being the same premises which Outback Steakhouse of Florida, Inc., a Florida corporation by Deed dated as of June 14, 2007 and recorded July 2, 2007 in Allegheny County in Deed Book Volume 13289, Page 465 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee. Florida, Inc. and 120 North Pointe Associates recorded in Book 6308, Page 294.

Being the same premises which Outback Steakhouse of Florida, Inc., a Florida Corporation by Deed dated 4-11-2007 and recorded 7-5-2007 in Lancaster County in Instrument Number 5632567 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 114

160. FEE PARCEL DESCRIPTION: UNIT 3952

ALL that certain piece or parcel of land lying, being and situate in Allegheny Township, Blair County, Pennsylvania:

Beginning at a point on the westerly most legal right of way of S.R. 1001 (Old Route 0220, Plank Road), said point being 76.49 feet in a northeasterly direction from the intersection of the westerly most legal right of way line of S.R. 1001 and the southerly most property line of lands of the grantor; thence from said point running through the lands of the grantor the following six (6) courses and distances:

Along a curve deflecting to the right, having a radius of 50.00 feet, an arc length of 45.41 feet, a chord bearing of South 41 degrees 32 minutes 06 seconds West, and a chord distance of 43.87 feet to a point; thence North 72 degrees 48 minutes 48 seconds West, a distance of 195.96 feet to a point; thence

North 21 degrees 15 minutes 01 second East, a distance of 326.82 feet to a point; thence

North 59 degrees 22 minutes 49 seconds East, a distance of 51.85 feet to a point; thence

North 52 degrees 26 minutes 39 seconds East, a distance of 71.66 feet to a point; thence

South 74 degrees 29 minutes 00 seconds East, a distance of 103.48 feet to a point along the westerly most legal right of way line of S.R. 1001; thence from said point running along and with S.R. 1001

South 15 degrees 31 minutes 00 seconds West, a distance of 386.15 feet to the Point and Place of Beginning.

Together with the right unto the Grantee, its successors and assigns, to the use for access, ingress, egress, and regress to and from the said premises, as well as for general utility purposes, in common with “Grantor”, and its successors and assigns, and others lawfully entitled to the use of the same, of the rights of way referred to in deed dated November 20th, 1972, recorded December 1, 1972, in D.B.V. 943, p. 57, which rights were described therein as specifically including but not limited to the:

...right to the use of a proposed roadway fifty (50) feet wide along the South and Southwesterly sides of the property here conveyed; twenty-five (25) feet of which roadway is upon the property here conveyed and twenty-five (25) feet of which is on remaining property of Grantors. This road may be used by Grantors and Grantees, their heirs, successors and assigns in common as an access road, and for general utility purposes and to be located as shown on draft of premises prepared by P. Joseph Lehman, Inc., dated November 7, 1972, Project No. 939; neither party, however, to be obligated to maintain said roadway.

Further, together with the right unto the Grantee and its successors and assigns, to the use for access, ingress, egress, and regress to and from the said premises over a 25 foot common access easement as well as access through and over Sheraton Drive, a private right of way shown on the Minor Subdivision Plan for Joseph L. Haller approved by the Allegheny Township Supervisors on September 9, 1997, and recorded in Blair County Plat Book 18, at Page 17.

Being the same premises which Outback Steakhouse of Florida Inc., a Florida corporation by Quit Claim Deed dated 6/4/2007 and recorded 6/29/2007 in Blair County in Instrument # 200712759 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 115

161. FEE PARCEL DESCRIPTION: UNIT 4117

All that certain piece, parcel or lot of land, lying and being in Anderson County, State of South Carolina, containing 1.92 acres, more or less, and being shown and designated as Lot Nos. 1 and 2 on a survey of Anderson Surveying Associates, Inc., by Don M. Kelly, RLS 9318, entitled “BOUNDARY SURVEY AT THE REQUEST OF OUTBACK STEAKHOUSE OF FLORIDA, INC.” dated August 18, 1994 of recorded in the Anderson County Records in Plat Slide 534 at page 9-B and having the following metes and bounds, to wit:

BEGINNING at a 5/8” rebar, old on the right of way of Interstate Boulevard that is approximately 827’ from the intersection of US hwy. 76 and SC Hwy. 28; thence along the right of way South 38-25-35 East 131.46’ (chord)(R=366.00; L=132.18’) to a 1/2” rebar, set; thence South 54-44-12 East 74.63 (chord)(R=366.00; L=74.76’) to a 1/2” rebar, old; thence leaving the right of way South 17-34-34 West 282.40’ to a 1/2” rebar, old on the right of way of US Hwy. 76 and SC Hwy. 28; thence along the right of way North 78-28-25 West 44.34 to a concrete monument, old; thence North 57-54-55 West 160.67’ (chord)(R=235.00; L=163.97’) to a 1/2” rebar, old; thence North 30-05-59 West 64.11’ (chord)(R=235.00; L=64.32’) to a concrete monument, old; thence North 22-28-48 West 143.49’ to a concrete monument, old; thence leaving the right of way North 67-39-11 East 149.33’ to a 3/4” open top pipe, old; thence North 43-00-12 East 104.27’ to the point of beginning.

Being bounded on the North by Interstate Boulevard; on the East by Lot No. 3; on the South by US Hwy. 76 and SC Hwy. 28; on the West by Waffle House and Detention Area No. 1.

162. FEE PARCEL DESCRIPTION: UNIT 4118

All that certain piece, parcel or lot of land, lying and being near the City of Columbia, County of Richland, State of South Carolina, being located on the northern side of US Highway #1, consisting of approximately 1.58 acres, designated as Outparcel 2B, as shown on a plat prepared by Landtech, Inc. for Outback Steakhouse of Florida, Inc. dated December 2, 1994, last revised on December 7, 1994 and recorded in Plat Book 55 at page 5782, Richland County Records.

DERIVATION: Deed of Outback Steakhouse of Florida, Inc. to OSF Real Estate, Inc., dated June 14, 2007 and recorded June 26, 2007 in Record Book 1328 at page 3636, Richland County Records; Affidavit Change of Corporate Name filed on June 26, 2007 in Record Book 1328 at page 3662, aforementioned records.

163. FEE PARCEL DESCRIPTION: UNIT 4119

ALL THAT CERTAIN PARCEL OF LAND CONTAINING 71,853 SQUARE FEET OR 1.65 ACRES, MORE OR LESS, THE SAME BEING SHOWN AS OF TAX PARCEL 099-01-083 IN THE OFFICE OF ASSESSOR FOR FLORENCE COUNTY, SOUTH CAROLINA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO WIT; BEGINNING AT A #4 REBAR ON THE EASTERN EDGE OF A 30 FOOT EASEMENT, SAID POINT BEING REACHED BY COMING FROM A COTTON SPINDLE AT THE INTERSECTION OF THE NORTH RIGHT OF WAY OF DUNBARTON DRIVE (S21-1184) AND THE WESTERN EDGE OF A 30 FOOT EASEMENT SAID POINT BEING LOCATED APPROXIMATELY 220 FEET WEST OF THE MAIN ENTRANCE TO MAGNOLIA MALL AND BEING THE POINT OF COMMENCEMENT LABELED P.O.C. ON SURVEY; THENCE, S07°-21’-57”E A DISTANCE OF 18.70 FEET; THENCE, N79°-05’-03”E A

Legal Descriptions

Subordination Agreement

Exhibit A – Page 116

DISTANCE OF 30.00 FEET; THENCE, N08°-45’-57”W A DISTANCE OF 39.20 FEET TO THE POINT OF BEGINNING LABELED P.O.B. ON SURVEY; THENCE, N08°-46’-38”W A DISTANCE OF 138.78 FEET TO A NAIL; THENCE, N09°-15’-53”W A DISTANCE OF 218.76 FEET TO A POINT IN A CURB; THENCE, N19°-34’-31”E A DISTANCE OF 42.78 FEET TO A  3/4” PIPE; THENCE, N67°-46’-40”E A DISTANCE OF 38.34 FEET TO A  3/4” PIPE; THENCE, S70°-16’-25”E A DISTANCE OF 28.27 FEET; THENCE, S25°-14’-26”E A DISTANCE OF 184.05 FEET TO A #4 REBAR; THENCE, S55°-51’-43”E A DISTANCE OF 162.01 FEET TO A  1/2” PIPE; THENCE, S17°-54’-02”E A DISTANCE OF 43.11 FEET TO A  1/2” PIPE; THENCE, S27°-20’-44”W A DISTANCE OF 115.42 FEET TO A  3/4” PIPE; THENCE, S 79°-04’-46”W A DISTANCE OF 169.73 FEET TO A #5 REBAR; THENCE N23°-00’-08”E A DISTANCE OF 36.01 FEET TO A NAIL; THENCE N63°-58’-44”W A DISTANCE OF 23.58 FEET TO A #4 REBAR; THENCE, S22°-59’-22”W A DISTANCE OF 27.98 FEET TO A #5 REBAR; THENCE, N25°-34’-25”W A DISTANCE OF 18.88 FEET TO THE POINT OF BEGINNING.

END OF DESCRIPTION.

164. FEE PARCEL DESCRIPTION: UNIT 4120

All that certain piece, parcel or tract of land lying and being situate in the City of Rock Hill, York County, South Carolina, bounded by the rights of way of Interstate 77, Highway 161 -Celanese By-Pass, Riverchase Boulevard, and River Point Court, and being more particularly described according to “Boundary and Topographic Survey for Outback Steakhouse of Florida, Inc.”, prepared by Cardan International Ltd., dated January 5, 1996, revised January 15, 1996, and further revised January 30, 1996, recorded in Plat Book A-75 at Page 8, Office of the Clerk of Court for York County, South Carolina, the metes and bounds of which are as follows:

BEGINNING at an old concrete monument found in the northern right of way of Hwy 161, said point being at the northwestern right of way intersection of 1-77 and Hwy 161—Celanese By-Pass; thence, from said concrete monument found in the northern right of way of Hwy 161 N 88° 05’ 54” W 160.03 feet to an old concrete monument; thence, continuing with said right of way N 88° 06’ 03” W 32.41 feet to a pk nail set in said right of way, also being the northeastern right of way intersection of Riverchase Blvd. and Hwy 161; thence, with a curve to the right having a radius of 20.00 feet, an arc length of 29.57 feet and a chord bearing and distance of N 45° 44’ 20” W 26.95 feet to an iron pin set in the eastern right of way of Riverchase Blvd.; thence, with said right of way N 03° 22’ 37” W 111.13 feet to an iron pin set; thence continuing with said right of way with a curve to the left having a radius of 542.00 feet, an arc length of 84.24 feet, and a chord bearing and distance of N 07” 49’ 47” W 84.16 feet to a point at the southeastern right-of way intersection of River Point Court and Riverchase Blvd.; thence continuing with the right of way of River Point Court along a curve to the right having a radius of 20.00 feet, an arc length of 30.48 feet and a chord bearing and distance of N 31° 22’ 17” E 27.61 feet; thence continuing with a curve to the right having a radius of 40 00 feet, an arc length of 32.52 feet, a chord bearing and distance of S 81° 40’ 56” E 31.63 feet; thence with a curve to the left having a radius of 55.00 feet, an arc length of 131.13 feet and a chord bearing and distance of N 53° 18’ 19” E 102.21 feet to an iron pin set; thence leaving said right of way S 80° 30’ 29” E 60.93 feet to an existing right of way monument in the western right of way of 1-77; thence with said right of way S 09° 52’ 53” W 253.14 feet to an old concrete monument; thence continuing with said right of way S 51° 06’ 26” W 149.97 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 117

Being the same property conveyed to Outback Steakhouse of Florida, Inc. by Deed of Record February 15, 1996 in Book 1452, Page 50, Registers Office of York County, South Carolina.

LESS AND EXCEPTING THEREFROM all that certain property conveyed to the South Carolina Department of Transportation by Outback Steakhouse of Florida. Inc dated September 9 1999 and recorded January 20, 2000 in Book 2997 at page 170, York County Records

DERIVATION: Deed of Outback Steakhouse of Florida, Inc. to OSF Real Estate, LLC, dated June 14, 2007 and recorded June 26, 2007 in Book 9205 at page 281; Affidavit Change of Corporate Name Change recorded on June 26. 2007 in Book 9205 at page 291, York County

165. FEE PARCEL DESCRIPTION: UNIT 4121

All that certain condominium unit lying and being on Hilton Head Island, Beaufort County, South Carolina, being known as Unit A (The Restaurant Unit), Barnes & Noble Center Horizontal Property Regime (also know as 35 Hatton Place, Suite 300) and being more particularly shown and described by reference to the Master Deed of EPIPD-lndigo Run, L.P., establishing said Barnes & Noble Center Horizontal Property Regime, said Master Deed being dated April 6, 1999 and recorded April 23, 1999 in the Beaufort County Records in Deed Book 1162 at page 2066 and Plat Book 69 at page 159, and any further Amendments thereto. For a more-detailed description as to the courses and distances, metes and bounds of the above-mentioned Unit, reference is had to the aforementioned plat of record.

TOGETHER WITH all of the rights, privileges and common elements appertaining to the above described Unit as set forth in the Master Deed and any further amendments to the Master Deed and By-Laws of the Barnes & Noble Center Horizontal Property Regime referred to hereinabove.

DERIVATION: Deed of Outback Steakhouse of Florida, Inc. to OSF Real Estate, LLC, dated June 14, 2007 and recorded June 27, 2007 in Deed Book 2589 at page 1338, Beaufort County Records: and, Change of Corporate Name Affidavit filed on June 27, 2007 in Deed Book 2589 at page 1338, aforesaid records.

TAX MAP NO.: R510-008-000-0458-0001

166. FEE PARCEL DESCRIPTION: UNIT 4122

All that certain piece, parcel or tract of land, situate, lying and being in Greenwood County, State of South Carolina, and designated as Tract “B”, containing 1.75 acres, as shown on plat of survey entitled “Plat Made At The Request of Outback Steakhouse of Florida, Inc.” dated June 22, 1998 and recorded in the Office of the Clerk of Court for Greenwood County, SC in Plat Book 107 at Page 93, reference to said plat is herein made for the metes and bounds description as shown thereon.

Being the same property conveyed to Outback Steakhouse of Florida, Inc. by Deed of Record August 17, 1998 in Book 532, Page 333, Register’s Office of Greenwood County, South Carolina.

167. FEE PARCEL DESCRIPTION: UNIT 4123

All and singular, that certain tract of land, situate in Tilghman Estates Section, North Myrtle Beach, Horry County, South Carolina, containing 3.21 Acres of land as shown on a plat prepared by Terry M.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 118

Watson RLS Land Surveying, Inc., dated Dec. 8, 1987, and recorded in the Horry County records in Plat Book 99 at Page 38.

DERIVATION: Deed of Outback Steakhouse of Florida, Inc. to OSF Real Estate, LLC, dated April 11, 2007 and recorded June 26, 2007 in Deed Book 3255 at page 2558, Horry County Records; and Affidavit Change of Corporation Name recorded June 26, 2007 in Deed Book 3255 at page 2567, aforesaid records.

Surveyor’s Description

All that certain tract of land, situate in Tilghman Estates Section, North Myrtle Beach, Horry County, South Carolina and being more particularly described as follows:

Beginning at a found iron pin on the Northern right-of-way line of U.S. Highway 17 North (100’ right-of-way); thence from said Point of Beginning with the line of now or formerly Allred Investment Company, LLC the following two (2) courses to wit: (1) N35°56’32”W for 316.51 feet to found iron pin; (2) N35°56’48”W for 226.33 feet to a found iron pin (bent) on the Southern right-of-way line of S.C. Highway 20 (75’ right-of-way); thence with said Southern right-of-way line N48°16’23”E for 228.18 feet to a found iron pin; thence with the line of now or formerly Loris Community Hospital District the following three (3) courses to wit: (1) S35°58”31”E for 249.22 feet to a found iron pin; (2) S35°57’37”E for 23.69 feet to a found iron pin; (3) N53°54’00”E for 20.04 feet to a found iron pin; thence with the line of now or formerly Shiv of NMB LLC S35°59’05”E for 356.84 feet to a found iron pin on the Northern right-of-way of U.S. Highway 17 North; thence with said Northern right-of-way line S68°31’09”W for 255.64 feet to the Point of Beginning, containing 3.21 acres, more or less.

168. FEE PARCEL DESCRIPTION: UNIT 4124

ALL THAT CERTAIN PARCEL OF LAND CONTAINING 83,790 SQUARE FEET OR 1.924 ACRES, MORE OR LESS, THE SAME BEING SHOWN AS TAX PARCEL 2030702005 IN THE OFFICE OF ASSESSOR FOR SUMTER COUNTY, SOUTH CAROLINA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO WIT; BEGINNING AT A #4 REBAR ON THE WESTERN RIGHT OF WAY OF U.S. HIGHWAY NUMBERS 76 AND 378, SAID POINT BEING REACHED BY COMING FROM A #4 REBAR AT THE INTERSECTION OF THE WESTERN RIGHT OF WAY OF SAID U.S. 76 & 378 AND THE SOUTHERN RIGHT OF WAY OF WILSON HALL ROAD (S43-692); THENCE ALONG SAID WESTERN RIGHT OF WAY OF U.S. 76&378 IN A SOUTHEASTERLY DIRECTION S.53°34’00”E., A DISTANCE OF 580.19 FEET TO A #4 REBAR AT THE POINT OF BEGINNING, LABELED P.O.B. ON DRAWING; THENCE CONTINUING ALONG SAID WESTERN RIGHT OF WAY OF U.S. 76&378, S.53°45’33”E., A DISTANCE OF 25.19 FEET TO A #4 REBAR; THENCE S.53°51’59”E., A DISTANCE OF 149.79 FEET TO A TIE ROD; THENCE DEPARTING SAID WESTERN RIGHT OF WAY OF U.S. 76&378 S.36°35’50”W., A DISTANCE OF 300.02 FEET TO A #4 REBAR; THENCE S.36°35’46”W., A DISTANCE OF 179.18 FEET TO A TIE ROD; THENCE N.53°39’53”W., A DISTANCE OF 174.96 FEET TO A #4 REBAR; THENCE N.36°35’42”E., A DISTANCE OF 478.64 FEET TO THE POINT OF BEGINNING.

END OF DESCRIPTION.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 119

169. FEE PARCEL DESCRIPTION: UNIT 4127

All that certain piece, parcel or lot of land with improvements thereon, situate, lying and being in the State of South Carolina, County of Cherokee, in the City of Gaffney, and being shown on a plat entitled Outback Steakhouse, Gaffney, SC, by B.P. Barber & Associates, Inc., dated November 6, 2002, and recorded in Plat Book C-80 at page 3 & 4, said plat having the following metes and bounds, to wit:

Commencing at a 5/8” rebar, being the southwestemmost comer of Parcel A of Carolina Factory Shops and proceeding in a direction of N 69° 57’ 42” E for a distance of 727.58 feet to a drill hole in concrete, this being the point of beginning; thence turning and proceeding through the property of Cherokee County (Carolina Factory Shops) the following courses and distances: in a direction of N 10° 15’ 05” W for a distance of 113.58 feet to a 5/8” rebar; thence in a direction of N 79° 44’ 55” E for a distance of 92.33 feet to a steel spike; thence in a direction of S 10° 15’ 05” E for a distance of 113.53 feet to a drill hole in concrete, and thence in a direction of S 79° 43’ 09” W for a distance of 92 33 feet to a drill hole in concrete, this being the point of beginning. This parcel contains 0.241 acre (10,485 square feet).

Being the same property conveyed to Outback Steakhouse of Florida, Inc. by Deed of Record March 7, 2003 in Book 143, Page 326, Registers Office of Cherokee County, South Carolina.

170. FEE PARCEL DESCRIPTION: UNIT 4210

Lot B1 of Mott’s Addition to the City of Sioux Falls, Minnehaha County, South Dakota, according to the recorded plat thereof.

171. FEE PARCEL DESCRIPTION: UNIT 4314

All that tract or parcel of land lying and being in Knox County, Tennessee, and being more particularly described as follows:

SITUATED in the Sixth Civil District of Knox County, Tennessee and within the 47th Ward of the City of Knoxville, Tennessee, and being designated as Parcel 3.00, CLT Tax Map 132 and being all of Lot 1R3R, of the Market Place Subdivision record in Plat Cabinet N, Slide 40D in the Register’s Office for Knox County, Tennessee, and being more particularly described as follows:

BEGINNING at an existing iron rod located in the Northerly right of way line of North Peters Road being South 77 deg. 31 min. 46 sec. West, 227.71 feet from the centerline intersection of North Peters Road and Market Place Boulevard;

THENCE, continuing on the Northerly right of way of Northern Peters Road 235.17 feet along a curve to the right having a radius of 1,410.00 feet and a chord bearing and distance of South 72 deg. 33 min. 53 sec. West, 234.90 feet to an existing iron spike located in the centerline of Peregrine Lane;

THENCE, leaving said right of way along the centerline of Peregrine Lane, North 12 deg. 46 min. 15 sec. West, 323.52 feet along the common line with Lot 1R2 of the Market Place Subdivision to an existing iron rod;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 120

THENCE, leaving said centerline North 77 deg. 05 min. 05 sec. East, 233.94 feet along the common line with Lot 1R4R of the Market Place Subdivision to an existing iron rod;

THENCE, continuing along said common line North 12 deg. 37 min. 00 sec. West, 400.16 feet to an existing iron rod;

THENCE, South 76 deg. 12 min. 48 sec. West, 14.00 feet to an existing iron rod;

THENCE, North 12 deg. 37 min. 00 sec. West, 35.00 feet to an existing iron rod;

THENCE, North 76 deg. 12 min. 48 sec. East, 15.00 feet to an existing iron rod;

THENCE, South 12 deg. 37 min. 00 sec. East, 740.18 along the common line of Lots 2R2 and 2R1 of the Market Place Subdivision to the point of beginning.

CONTAINING, 75,392 square feet or 1.731 acres as shown on the map prepared by Barge Waggoner, Sumner and Cannon, Inc., bearing drawing No. 8897-63, and signed by Gary C. Clark, RLS NO. 1329.

BEING the same property conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue Special Warranty Deed from DFT Partners, a Tennessee general partnership, dated February 28, 1996, recorded March 12, 1996, in Book 2205, Page 264, Knox County, Tennessee Records.

Together with the non-exclusive access rights, if any, and subject to the terms, conditions, provisions and limitations of the following:

PARCEL II

Joint Permanent Access Easement by Waterwheel Development dated July 9, 1993, and recorded July 20, 1993, in Deed Book 2112, Page 111.

PARCEL III

Perpetual Easement Agreement by and between Waterwheel Development Company and DFT Partners, dated September 20, 1993 and recorded September 21, 1993, in Deed Book 2118, Page 530, aforesaid records.

Being the same property conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company by Quit Claim Deed from Outback Steakhouse of Florida Inc., a Florida corporation, dated April 11, 2007, recorded June 29, 2007, in Instrument No. 200706290107258, Knox County, Tennessee Records.

172. FEE PARCEL DESCRIPTION: UNIT 4318

Being a 1.6 acre tract of land lying in the 1st Civil District of Putnam County, Tennessee, lying between Bunkerhill Road and Interstate Drive, and being more particularly identified as Lot No. 1 of the Jimmy Wright Division, as depicted on the Plat of record in Note Book 19, page 64, and in Plat Cabinet B, Slide 166, in the Register’s Office for Putnam County, Tennessee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 121

Being the same property conveyed to Private Restaurant Properties, LLC by Quit Claim Deed of record in Book 404, Page 79, Register’s office for Putnam County, Tennessee.

173. FEE PARCEL DESCRIPTION: UNIT 4319

All that tract or parcel of land lying and being in Montgomery County, Tennessee, and being more particularly described as follows:

TRACT ONE:

Being a tract of land situated in the Sixth Civil District in Montgomery County, Tennessee, said tract being a portion of the Gary Mathews Family Limited Partnership Property and a portion of Official Record Volume 528, page 1477, as recorded in the Register’s Office of Montgomery County, Tennessee and being more fully described as follows:

BEGINNING at point in the west right of way of Wilma Rudolph Boulevard, (U.S. Highway 79), Said point also being in the south line of a private forty (40) foot casement, said point also being the northeast corner of said Tract II;

THENCE leaving said Wilma Rudolph Boulevard and with said south line of said casement and north line of said Tract II, North, 87 degrees 41 minutes 00 seconds West, 40.00 feet to a point;

THENCE continuing with said line, North 02 Degrees 19 Minutes 00 Seconds East, 5.00 feet to a point;

THENCE continuing with said line, North 87 degrees 41 minutes 00 seconds West, 386.79 feet to point, said point being the northwest corner of said Tract II and the northeast corner or Tract III;

THENCE leaving said easement and with the west line of said Tract II and the East line of Tract III, South 02 Degrees 19 Minutes 05 Seconds West, 162.79 feet to a point, said point being the new southwest corner of the said Tract II and the new southeast corner of said Tract III, said point also being the north line of a portion of Tract I;

THENCE on a now severance line and with said north line of portion of said Tract I and the south line of said Tract III, North 87 degrees 43 minutes 44 seconds west, 395.41 feet to a point, said point being the new southwest corner of said Tract III;

THENCE on a new severance line and with the new west line of said Tract II and the new east line of a portion of Tract I, North 19 degrees 01 minutes 00 seconds East, 191.26 feet to a point, said point being the northwest corner of said Tract III, said point also being in the centerline of said private casement and the south line of Tract I;

THENCE with said north line of Tract III and the south line of Tract I and the centerline of said casement, South 87 degrees 41 minutes 00 seconds East, 774.77 feet to a point, said point being in said west right of way of said Wilma Rudolph;

THENCE with said Wilma Rudolph, South 19 degrees 01 minutes 00 seconds west, 26.20 feet to the point of beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 122

Said tract containing 1.75 acres more or less.

Said tract being subject to all casements, right of ways, conveyances and restrictions of record.

Being the same property conveyed being conveyed to Outback Steakhouse of Florida, Inc., a Florida Corporation by Warranty Deed from Gary Mathews Family Limited partnership, dated March 21, 1997 and recorded March 21, 1997, in Volume 618, page 2250, Montgomery County, Tennessee Records.

TRACT TWO: A non-exclusive easement granted to Outback Steakhouse of Florida, Inc., pursuant to a Sewer Easement Agreement dated the 21st of March, 1997, of record in Official Record Book Volume 618, page 2258, Register’s Office, Montgomery County, Tennessee.

TRACT THREE: Easement granted to Outback Steakhouse of Florida, Inc., pursuant to a Drainage Easement Agreement dated the 21st of March, 1997, of record in Official Record Book Volume 618, page 2253, Register’s Office, Montgomery County, Tennessee.

174. FEE PARCEL DESCRIPTION: UNIT 4320

Fee Parcel

All that tract or parcel of land lying and being in the District of Rutherford County, Tennessee, and being more particularly described as follows:

LAND in Rutherford County, Tennessee, being Lot No, 4, on the Plan of 3rd Resubdivision of Lot 3, Market Place Center, as shown on plat of record in Plat Book 18, page 180, the Register’s Office of Rutherford County, Tennessee, to which plat reference is hereby made for a more particular description.

BEING the same property conveyed to Private Restaurant Properties, LLC by Quitclaim Deed of Record in Book 761, page 1804, Register’s Office for Rutherford County, Tennessee.

TOGETHER with an exclusive easement for access and pedestrian and vehicle traffic as described by Deed of Record in Book 596, Page 285.

TOGETHER with those non-exclusive easement rights granted to the insured pursuant to that certain Reciprocal Easement Agreement with Covenants of record in Book 596, page 292.

Located in the 13th Civil District of Rutherford County, Tennessee, Bound on the north by the remaining property of Lot 3, Market Place Centre; on the east by proposed Lot 4, Market Place Centre; on the south by a 38’x27’ public access easement; and on the west by Walmart (Deed Book 539, Page 148).

Beginning at a point on the north right-of-way of the 38’ x 27’ public access easement, said point being in the east line of Walmart and being the southwest corner of this access easement; thence with the east line of Walmart N-07°31’40”-E 277.00 feet to a point, being the northwest corner of this easement; thence with the south line of the remaining property of Lot 3, Market Place Centre S-82°28’20”-E 27 feet to an iron pin set, being the northwest corner of proposed Lot 4, Market Place Centre and the northeast corner of this access easement; thence with the west line of proposed Lot 4, Market Place Centre S-07°31 ‘40”- W 277.03 feet to an iron pin set, being the southwest corner of proposed Lot 4,

Legal Descriptions

Subordination Agreement

Exhibit A – Page 123

Market Place Centre and the southeast corner of this access easement; thence with the north right-of-way of a 38’ x 27’ public access easement N-82°23’50”-W27 feet to the point at the beginning; containing 0.17 acre, more or less.

Easement Parcels

1. Together with an access easement providing for ingress/egress as shown on plat recorded at Plat Book 18, Page 180, aforesaid records.

2. Together with easements contained in that Cross Access Easement Agreement dated December 13, 1995, by and between Howard D. Wall and Sally S. Wall d/b/a W & O Investments, and Marketplace Centre Associates, L.L.C., a Tennessee limited liability company, recorded on December 15, 1995, in Book 563, Page 168, aforesaid records.

175. FEE PARCEL DESCRIPTION: UNIT 4324

All that tract or parcel of land lying and being in the Wilson County, Tennessee, and being more particularly described as follows:

TRACT 1 (MARTIN PROPERTY)

BEGINNING AT THE NORTHWEST CORNER OF THE W.W. VANHOOK LAND; THENCE IN A WESTERLY DIRECTION WITH THE SOUTH MARGIN OF THE FRANKLIN ROAD 150 FEET, MORE OR LESS, TO AN IRON STAKE DRIVEN IN THE GROUND; THENCE IN SOUTHERLY DIRECTION 515 FEET, MORE OR LESS, TO AN IRON STAKE DRIVEN TO THE GROUND; THENCE IN AN EASTERLY DIRECTION 150 FEET, MORE OR LESS, TO AN IRON PIN DRIVEN IN THE GROUND IN W.W.VANHOOK’S SOUTHEAST CORNER’ THENCE IN A NORTHERLY DIRECTION WITH THE W.W. VANHOOK’S WEST BOUNDARY AND A WIRE FENCE, 515 FEET, MORE OR LESS TO THE POINT OF BEGINNING.

AND

TRACT 2 (CITY OF LEBANON PROPERTY)

BEGINNING ON AN IRON PIN IN THE SOUTH MARGIN OF FRANKLIN ROAD, SAID PIN BEING THE NORTHEAST CORNER OF THE REMAINING LANDS OF THE CITY OF LEBANON AND THE NORTHWEST CORNER OF THE TRACT HEREIN DESCRBIED, THENCE WITH SAID MARGIN OF SAID ROAD AS FOLLOWS: ALONG A CURVE, SAID CURVE HAVING A CENTERAL ANGLE OF 19 DEGS. 55 MINS. 02 SECS, A RADIUS OF 622.97 FEET, A CHORD OF SOUTH 78 DEGS. 42 MINS. 28 SECS, EAST 215.47 FEET, AN ARC DISTANCE OF 216.56 FEET TO A POINT, THENCE ALONG A CURVE, SAID CURVE HAVING A CENTRAL ANGLE OF 05 DEGS. 09 MINS. 33 SECS., A RADIUS OF 622.97 FEET, A CHORD OF NORTH 88 DEGS. 45 MINS. 15 SECS. EAST 56.08 FEET, AN ARC DISTANCE OF 56.10 FEET TO AN IRON PIN, THENCE SOUTH 03 DEGS. 49 MINS. 31 SECS. EAST 8.50 FEET TO AN IRON PIN IN THE NORTH BOUNDARY LINE OF THE EDDIE REED PROPERTY, THENCE LEAVING SOUTH MARGIN OF FRANKLIN ROAD AND RUNNING WITH SAID REED PROPERTY SOUTH 57 DEGS. 58 MINS. 38 SECS. WEST 54.72 FEET TO AN IRON PIN, SAID PIN BEING THE NORTHWEST CORNER OF THE REED PROEPRTY AND THE NORTHEAST CORNER OF THE

Legal Descriptions

Subordination Agreement

Exhibit A – Page 124

PERRY MARTIN PROPERTY, THENCE WITH THE NORTH BOUNDARY LINE OF THE SAID MARTIN PROPERTY SOUTH 59 DEGS. 47 MINS. 43 SECS. WEST 178.05 FEET TO AN IRON PIN, THENCE WITH THE WEST BOUNDARY LINE OF THE PERRY MARTIN PROPERTY SOUTH 21 DEGS. 55 MINS. 50 SECS. EAST 235.36 FEET TO A CONCRETE MONUMENT IN THE NORTH MARGIN OF INTERSTATE I-40, SAID PIN BEING THE SOUTHWEST CORNER OF THE MARTIN PROPERTY, THENCE WITH INTERSTATE I-40 OFF RAMP NORTH 52 DEGS. 07 MINS. 37 SECS. WEST 261.15 FEET TO A CONCRETE MONUMENT, SAID MONUMENT BEING THE SOUTHEAST CORNER OF REMAINING LANDS OF THE CITY OF LEBANON AND THE SOUTHWEST CORNER OF THE TRACT HEREIN DESCRIBED, THENCE NORTH 12 DEGS. 36 MINS. 50 SECS. EAST 231.64 FEET TO THE POINT OF BEGINNING.

Being the same property conveyed to Private Restaurant Properties, LLC, a limited liability company by Quit Claim Deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated April 11, 2007, recorded July 06, 2007, in Book 1258, Page 207, Wilson County, Tennessee Records.

176. FEE PARCEL DESCRIPTION: UNIT 4350

All that tract or parcel of land situated in Third Civil District of Bradley County, Tennessee, more particularly described as Outparcel C. Final Subdivision Plat for Home Depot U.S.A., Inc. according to the plat thereof recorded on September 17, 2003, in Plat Book 16, Page 52, in the Register’s Office of Bradley County, Tennessee.

TOGETHER WITH rights and benefits for access as set forth in Declaration of Restrictions and Grant of Easements by Home Depot U.S.A., Inc. a Delaware corporation, recorded September 22, 2003, in Book 1370, Page 1, aforesaid records.

Being the same properties conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company by Quit Claim Deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated April 11, 2007, recorded July 06, 2007, in Book 1762, Page 648, Bradley County, Tennessee Records.

Map/Parcel ID: 034 05204 000

177. FEE PARCEL DESCRIPTION: UNIT 4401

Being that certain 1.3774 acres of land out of Reserve “C” of Wilchester West, a subdivision in Harris County according to a map or plat thereof recorded in Volume 132, Page 40 of the Map Records of Harris County, Texas, said 1.3774 acres being more particularly described as following:

COMMENCING at a 5/8 inch iron rod found for the most northerly northwest corner of said Reserve “C” and being the most northerly point of a cutback corner at the southeast corner of the intersection of Interstate Highway 10 (a.k.a. Katy Freeway), 275 feet wide, and Patchester Drive, 60 feet wide;

THENCE, S 89° 57’ 21” E, along the north line of said Reserve “C” and the south right-of-way line of said Interstate Highway 10, at 123.02 feet pass a 5/8 inch iron rod set for the common north corner of a 39,948 square foot tract and a 50,000 square foot tract, in all a distance of 248.02 feet to a 5/8 inch iron rod set for the northeast corner of said 50,000 square foot tract and the POINT OF BEGINNING of the herein described tract;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 125

THENCE S 89° 57’ 21” E, continuing along said north line and said south right-of-way line, a distance of 149.99 feet to a 5/8 inch iron rod set in said north line and said south right-of-way line for corner;

THENCE, S 00° 03’ 32” W, parallel with the west line of said Reserve “C”, a distance of 400.02 feet to a 5/8 inch iron rod set in the south line of said Reserve “C” and the north right-of-way line of Britoak Lane, 60 feet wide;

THENCE, N 89° 57’ 07” W, along said south line and said north right-of-way line, a distance of 149.99 feet to a 5/8 inch iron rod set in said south line and said north right-of-way line for the southeast corner of said 50,000 square foot tract;

THENCE, N 00° 03’ 32” E, along the east line of said 50,000 square foot tract and parallel with the west line of said Reserve “C”, a distance of 400.01 feet to the POINT OF BEGINNING and containing 60,000 square feet or 1,3774 acre of land.

178. FEE PARCEL DESCRIPTION: UNIT 4403

All that certain lot, tract or parcel of land lying and situated in Travis County, Texas and Being Lot 2, Block A, THE OUTBACK SUBDIVISION, according to the map or plat thereof recorded in Volume 93, Pages 27 and 28, of the Plat Records of Travis County, Texas, said Lot containing 1.883 acres of land and is more particularly described by metes and bounds as follows:

BEGINNING at a nail found on the West margin of U.S. Highway #183 (A.K.A. Research Boulevard), said nail is the common East corner of Lots 2 and 3 of the above said subdivision, and is the Southeast corner of this tract and is the PLACE OF BEGINNING hereof;

THENCE along the dividing line of Lots 2 and 3, S 79° 24’ 27” W, 322.36 ft. to an iron rod found at the common West corner of said Lots, said rod is in the East margin of Jollyville Road for the Southwest corner hereof;

THENCE along the West line of said Lot 2, same being the East margin of Jollyville Road, the following two calls:

1.) N 13° 15’ 41” W, 60.09 ft. to an iron rod found at a point of curvature hereof

2.) Along the above said curve, to the left, the radius of which is 1005.52 ft. the arc distance is 175.27 ft. the chord of which bears N 18° 13’ 16” W, 175.05 ft., to a nail set at the common West corner of Lots 1 and 2, of the above said Subdivision for the Northwest corner hereof

THENCE along the dividing line of said Lots 1 and 2, the following four calls:

1.) N 79° 27’ 04” E, 65.29 ft. to a nail set

2.) N 10° 32’ 56” W, 20.00 ft. to a nail set

3.) N 79° 26’ 58” E, 258.29 ft., to an “X” engraved into concrete

4.) S 27° 06’ 06” E, 87.48 ft. to an iron rod found at the common East corner of said Lots 1 and 2, said rod is in the West margin of Research Boulevard, for an angle point hereof

Legal Descriptions

Subordination Agreement

Exhibit A – Page 126

THENCE along the East line of said Lot 2 and the West margin of Research Boulevard, S 10° 34’ 24” E, 169.66 ft. to the PLACE OF BEGINNING and containing 1.883 acres or 82,023 square ft. of land, more or less.

179. FEE PARCEL DESCRIPTION: UNIT 4404

TRACT I:

Reserve “A” of Creekside At Town Center, a subdivision in Fort Bend County, Texas according to the map or plat thereof recorded under Slide No. 1281/B of the Plat Records of Fort Bend County, Texas.

TRACT II

Easement rights appurtenant to Tract I created in Reciprocal Easement Agreement by and between Sugarland Properties Incorporated, a Texas corporation and Team Bank, a federally insured banking institution, dated February 5, 1990, recorded under Fort Bend County Clerk’s File No. 9052538.

TRACT III:

Easement rights appurtenant to Tract 1 created in Reciprocal Easement Agreement by and between Sugarland Properties Incorporated, a Texas corporation and Frank Liu and Lisa Liu, dated December 16, 1993, recorded under Fort Bend County Clerk’s File No. 9383887.

180. FEE PARCEL DESCRIPTION: UNIT 4405

Tract 1:

A 1.617 acre tract of land situated in the corporate limits of the City of San Antonio, Bexar County, Texas, being a portion of Lot 15, New City Block 14857, I-10 NORTH OUTBACK STEAKHOUSE SUBDIVISION, as shown by plat recorded in Volume 9531, Page 52, Bexar County Deed and Plat Records, and being all that same land conveyed unto Outback/Carrabba, Inc. by special warranty deed executed July 20, 1994 and recorded in Volume 6177, Page 1467, Bexar County Real Property Records, in all said 1.617 acre tract being more particularly described as follows:

BEGINNING at a 1/2” iron rod found on the east right of way line of Interstate Highway 10, at the southwest corner of said Lot 15 for the southwest corner of this tract and being on a curve concave to the east having a radius of 5,729.65 feet;

THENCE, Northwesterly along the east right of way line of Interstate Highway 10 and with the arc of said curve, having a chord bearing and distance of North 20° 43’ 05” West 140.91 feet, through a central angle of 01° 24’ 33”, an arc distance of 140.92 feet to a point from whence a 1/2” iron rod found bears North 81° 28’ 29” West, 0.41 feet, at the southwest corner of a 1.572 acre tract conveyed unto Outback Steakhouse of Florida, Inc. by special warranty deed executed July 20, 1994 and recorded in Volume 6177, Page 1480, said Real Property Records, for the northwest corner of this tract;

THENCE, across said Lot 15, N 70° 08’ 05” East, 440.15 feet (cited on plat as 440.42’) to a 12” iron rod found on the common west line of a 34.299 acre tract described in Volume 10335, Page 2040, said Real

Legal Descriptions

Subordination Agreement

Exhibit A – Page 127

Property Records, and the east line of said Lot 15, at the southeast corner of said 1.572 acre tract for the north corner of this tract;

THENCE, along said common line South 19° 56’ 51” East, 179.92 feet (cited in deed as South 19° 51’ 55” East, 179.81 feet) to a 1/2” iron rod found at the southeast corner of said Lot 15, same being an interior corner of said 34.299 acre tract;

THENCE, along the common south line of said Lot 15 and a north line of said 34.299 acre tract, South 75° 13’ 20” West (bearing basis from Volume 9531, Page 52), 440.05 feet to the POINT OF BEGINNING.

CONTAINING in all 1.618 acres or 70,474 square feet of land, more or less.

Tract 2:

Easement Estate, for a reciprocal, mutual, non-exclusive right of access for ingress and egress, granted by Special Warranty Deed recorded in Volume 6141, Page 1080 and in Volume 6177, Page 1467, Real Property Records, Bexar County, Texas.

181. FEE PARCEL DESCRIPTION: UNIT 4406

TRACT 1

BEING 1.5083 ACRES (65,614 SQUARE FEET) OUT OF AND A PART OF RESERVE “B” OF BOROUGH PARK SUBDIVISION SITUATED IN THE CHARLES EISTERWALL SURVEY, A-191, MONTGOMERY COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET C, SHEET 116-B OF THE MAP RECORDS OF MONTGOMERY COUNTY, TEXAS, SAID PARCEL OF LAND MORE FULLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A NORTHEAST CORNER OF A CALLED 1.6290 ACRE TRACT AT THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY LINE OF VALLEYWOOD ROAD (60 FOOT RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 45, BEING THE SOUTHERLY NORTHEAST CORNER OF A SAVE AND EXCEPT 0.1227 OF ONE ACRE (5344 SQUARE FEET) PARCEL OF LAND CONVEYED TO THE STATE OF TEXAS FOR CONTROLLED ACCESS HIGHWAY FACILITY, DATED OCTOBER 13, 1995 FILLED UNDER COUNTY CLERK’S FILE NO. 9563157 OF THE OFFICIAL RECORDS OF MONTGOMERY COUNTY, TEXAS;

THENCE NORTH 56 DEGREES 36 MINUTES 00 SECONDS WEST WITH THE NORTH LINE OF SAID 0.1227 ACRE STATE OF TEXAS TRACT A DISTANCE OF 14.15 FEET TO A POINT IN THE SOUTH LINE OF SAID VALLEYWOOD ROAD;

THENCE IN A WESTERLY DIRECTION WITH THE NORTH LINE OF SAID 0.1227 ACRE STATE OF TEXAS TRACT ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 359.05 FEET, A CENTRAL ANGLE OF 07 DEG. 20 MIN. 45 SEC. AN ARC LENGTH OF 46.03 FEET AND HAVING A CHORD BEARING AND DISTANCE OF SOUTH 82 DEG. 05 MIN. 02 SEC. WEST, 46.03 FEET TO A 5/8 INCH CHAPPED IRON ROD SET FOR THE NORTHWEST CORNER OF SAID 0.1227 ACRE STATE OF TEXAS TRACT, AND THE NORTHEAST CORNER AND POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 128

THENCE SOUTH 53 DEGREES 42 MINUTES 42 SECONDS EAST ALONG THE WEST RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 45 (VARIABLE WIDTH), THE WEST LINE OF SAID 0.1227 ACRE STATE OF TEXAS TRACT A DISTANCE OF 29.67 FEET TO A 5/8 INCH IRON ROD SET FOR CORNER;

THENCE SOUTH 11 DEGREES 35 MINUTES 54 SECONDS EAT CONTINUING ALONG THE WEST RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 45, THE WEST LINE OF SAID 0.1227 ACRE STATE OF TEXAS TRACT A DISTANCE OF 124.97 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 78 DEGREES 22 MINUTES 55 SECONDS WEST A DISTANCE OF 415.92 FEET TO AN “X” SET IN CONCRETE FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT ON THE EASTERLY RIGHT-OF-WAY LINE OF BOROUGH PARK DRIVE (60 FOOT RIGHT-OF-WAY);

THENCE NORTH 06 DEGREES 38 MINUTES 56 SECONDS WEST ALONG THE EASTERLY LINE OF SAID BOROUGH PARK DRIVE (60 FOOT RIGHT-OF-WAY) A DISTANCE OF 158.98 FEET TO A 5/8 INCH IRON ROD FOUND FOR A POINT OF CURVATURE TO THE RIGHT;

THENCE IN A NORTHERLY DIRECTION FOLLOWING SAID CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 94 DEGREES 28 MINUTES 47 SECONDS, A RADIUS OF 25.00 FEET, A CHORD BEARING OF NORTH 40 DEGREES 35 MINUTES 28 SECONDS EAST, A CHORD DISTANCE OF 38.71 FEET, AN ARC LENGTH OF 41.22 FEET TO A 5/8 INCH IRON ROD FOUND FOR A POINT OF REVERSE CURVATURE TO THE LEFT ON THE SOUTHERLY LINE OF SAID VALLEYWOOD ROAD (60 FOOT RIGHT-OF-WAY);

THENCE IN AN EASTERLY DIRECTION FOLLOWING SAID CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 09 DEGREES 25 MINUTES 11 SECONDS, A RADIUS OF 1830.00 FEET, A CHORD BEARING OF NORTH 83 DEGREES 07 MINUTES 16 SECONDS EAST, A CHORD DISTANCE OF 300.52 FEET, AN ARC LENGTH OF 300.88 FEET ALONG THE SOUTHERLY LINE OF SAID VALLEYWOOD ROAD (60 FOOT RIGHT-OF-WAY) TO A 5/8 INCH CHAPPED IRON ROD SET FOR CORNER;

THENCE NORTH 78 DEGREES 24 MINUTES 40 SECONDS EAST, CONTINUING ALONG THE SOUTHERLY LINE OF SAID VALLEYWOOD ROAD (60 FOOT RIGHT-OF-WAY) 10.00 FEET TO A 5/8 INCH CHAPPED IRON ROD SET FOR A POINT OF CURVATURE TO THE RIGHT;

THENCE IN AN EASTERLY DIRECTION FOLLOWING SAID CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 12 DEGREES 41 MINUTES 42 SECONDS, A RADIUS OF 50.00 FEET, A CHORD BEARING OF NORTH 84 DEGREES 45 MINUTES 31 SECONDS EAST, A CHORD DISTANCE OF 11.08 FEET, AN ARC LENGTH OF 11.08 FEET ALONG THE SOUTHERLY LINE OF SAID VALLEYWOOD (60 FOOT RIGHT-OF-WAY) TO A 5/8 INCH CHAPPED IRON ROD SET FOR A POINT OF REVERSE CURVATURE TO THE LEFT;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 129

THENCE CONTINUING IN AN EASTERLY DIRECTION FOLLOWING SAID CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 05 DEGREES 20 MINUTES 57 SECONDS, A RADIUS OF 359.05 FEET, A CHORD BEARING OF NORTH 88 DEGREES 25 MINUTES 53 SECONDS EAST, A CHORD DISTANCE OF 33.51 FEET, AN ARC LENGTH OF 33.52 FEET ALONG THE SOUTHERLY LINE OF SAID VALLEYWOOD ROAD (60 FOOT RIGHT-OF-WAY) TO THE POINT OF BEGINNING AND CONTAINING 1.5083 ACRES (65,614 SQUARE FEET) OF LAND.

TRACT 2

EASEMENT RIGHTS CREATED BY PERPETUAL EASEMENT AND RESTRICTION DECLARATION BY OAKLEIGH INVESTMENTS, LTD AND OMERO DELPAPA DATED AUGUST 2, 1994, RECORDED AUGUST 5, 1994, RECORDED UNDER COUNTY CLERK’S FILE NO. 9444582, REAL PROPERTY RECORDS OF MONTGOMERY COUNTY, TEXAS.

TRACT I:

182. FEE PARCEL DESCRIPTION: UNIT 4407

All of Reserve “F”, containing 1.855 acres more or less, Baybrook Park—Section One (1), a subdivision in Robert Wilson Survey, Abstract 88, according to the map or plat thereof recorded in Film Code 365053 Map Records of Harris County, Texas, and being the same property as being described in Special Warranty Deed R262273.

TRACT II:

Non-Exclusive Reciprocal Access Easement Agreement executed by and between BC Webster Land, L.P. and Outback/Carrabba, Inc., as described by instrument dated February 2, 1995, and filed for record under Harris County Clerk’s File Number R262274.

183. FEE PARCEL DESCRIPTION: UNIT 4416

1.4115 ACRES (61,484 SQUARE FEET) OF LAND OUT OF AND A PART OF RESTRICTED RESERVE “A” OF KATY FREEWAY OUTBACK STEAKHOUSE, A SUBDIVISION IN HARRIS COUNTY, TEXAS ACCORDING TO THE MAP OR PLAT THEREOF RECORDED UNDER FILM CODE NO. 357027 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, SAID 1.4115 OF AN ACRE BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 5/8 INCH IRON ROD FOUND ON THE EXISTING EAST RIGHT-OF-WAY LINE OF DOMINION DRIVE (100 FEET WIDE), AS SHOWN ON LAT RECORDED IN VOLUME 219, PAGE 74 OF THE HARRIS COUNTY MAP RECORDS NAD BEING THE SOUTHWEST CORNER OF SAID RESTRICTED RESERVE “A” AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 00 DEGREES 26 MINUTES 18 SECONDS EAST, ALONG THE EAST RIGHT-OF-WAY LINE OF SAID DOMINION DRIVE, A DISTANCE OF 327.85 FEET TO A 5/8” IRON ROD WITH TXDOT ALUMINUM CAP FOUND ON THE PROPOSED SOUTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 10 (IH 10), VARIABLE WIDTH) AND BEING THE SOUTH CORNER OF A 0.0199 OF AN ACRE TRACT OF LAND AWARDED TO THE STATE OF TEXAS IN JUDGMENT RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. X213228, FOR AN ANGLE POINT IN THE WEST LINE OF THE HEREIN DESCRIBED TRACT;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 130

THENCE NORTH 18 DEGREES 04 MINUTES 51 SECONDS EAST ALONG THE EAST LINE OF SAID DOMINION DRIVE, THE WEST LINE OF SAID 0.0199 ACRE TRACT A DISTANCE OF 45.95 FEET TO A 5/8 INCH CAPPED IRON ROD SET FOR AN ANGLE POINT IN THE EAST LINE OF SAID DOMINION DRIVE, AND THE WEST LIEN OF SAID 0.0199 ACRE TRACT;

THENCE NORTH 28 DEG. 33 MIN. 55 SEC. EAST, CONTINUING ALONG THE EAST LINE OF SAID DOMINION DRIVE, THE WEST LINE OF SAID 0.0199 ACRE TRACT A DISTANCE OF 32.16 FEET TO THE NORTHEAST CORNER OF SAID 0.0199 ACRE TRACT IN THE SOUTH RIGHT-OF-WAY LINE OF SAID IH 10, (SAID RIGHT- OF-WAY DETERMINED BY OTHERS AND PROVIDED BY TXDOT);

THENCE SOUTH 89 DEGREES 33 MINUTES 42 SECONDS EAST, ALONG THE EXISTING SOUTHERLY RIGHT- OF-WAY-LINE OF SAID IH 10, A DISTANCE OF 126.91 FEET TO A 5/8 INCH CAPPED IRON ROD CAPPED SET FOR THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID RESTRICTED RESERVE “A”;

THENCE SOUTH 00 DEGREES 26 MINUTES 18 SECONDS WEST ALONG THE EAST LINE OF RESTRICTED RESERVE “A” A DISTANCE OF 400.00 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE SOUTHEAST CORNER OF SAID RESTRICTED RESERVE “A” AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 89 DEG. 33 MIN. 42 SEC. WEST ALONG THE SOUTH LINE OF SAID RESTRICTED RESERVE “A” AND THE HEREIN DESCRIBED TRACT A DISTANCE OF 156.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.4115 OF ONE ACR (61,484 SQUARE FEET) OF LAND.

184. FEE PARCEL DESCRIPTION: UNIT 4417

Tract 1: A. Being all of Lot 344, New City Block 15674, OUTBACK STEAKHOUSE U. S. 281 NORTH, as shown by plat recorded in Volume 9527, Page 103, Bexar County Deed and Plat Records.

Tract 2: Easement Estate, created and granted by Article V, Section 5.1 and Section 5.2 that one certain Declaration And Reciprocal Easement Agreement-Quail Meadows, recorded in Volume 3672, Page 931, Real Property Records, Bexar County, Texas.

185. FEE PARCEL DESCRIPTION: UNIT 4418

TRACT 1

All that certain lot, tract or parcel of land lying and being situated in Brazos County, Texas, out of the Crawford Burnett League, Abstract No. 7, and being Lot Three (3) of the Replat of the Kapchinski Hill, 19.1861 acres tract, as recorded in Volume 1600, Page 221, of the Brazos County Deed Records, and more particularly described as follows:

COMMENCING at a 5/8 inch iron rod found at the east corner of the said 19.1861 acres tract, also being on the southwest right-of-way line of Texas Avenue, for a point of reference;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 131

THENCE North 46 degrees 22 minutes 53 seconds West, a distance of 125.25 feet, along the said southwest right-of-way line of Texas Avenue, to the point of beginning, said point being marked by a “X” etched in concrete at the east corner of this tract;

THENCE 36.53 feet along the arc of a curve to the right, having a radius of 35.00 feet, a central angle of 57 degrees 46 minutes 09 seconds, a chord bearing of South 57 minutes 19 seconds West, a chord length of 35.00 feet to a nail in pavement for a point of tangency of this curve;

THENCE South 43 degrees 37 minutes 07 seconds West, a distance of 110.00 feet to a point of curvature, a “X” etched in face of curb;

THENCE 15.71 feet, along the arc of a curve to the right, having a radius of 10.00 feet, a central angle of 90 degrees 00 minutes 00 seconds, a chord bearing a of South 88 degrees 37 minutes 07 seconds West, and a chord length of 14.14 feet to a “X” etched in the face of curb at the point of tangency of this curve;

THENCE North 46 degrees 22 minutes 53 seconds West, a distance of 134.00 feet to a nail in pavement set for the west corner of this tract;

THENCE North 43 degrees 37 minutes 07 seconds East, a distance of 151.00 feet to a 5/8 inch iron rod set at the north corner of this tract, on the southwest right-of-way line of Texas Avenue;

THENCE South 46 degrees 22 minutes 53 seconds East, a distance of 127.75 feet along said right-of-way line, to the Point of Beginning, and containing 0.4954 acres (21,581 square feet) of land.

TRACT 2:

A non-exclusive easement for the passage of pedestrians and the passage and parking of vehicles over and across the Common Area Parking, Walkway and Driveway areas of Replat of Kapchinski Hill, College Station, Texas, recorded on plat Volume 1600, Page 221 of the Official Records of Brazos County, Texas, as described in Article 2.1 of the Operation and Easement Agreement recorded in Volume 1309, Page 190 of the Official Records of Brazos County, Texas; and a non-ingress and egress of vehicles to and from Texas Avenue, to and from the tracts bordering, adjoining or being a part of said easement(s), as described in Article 2.2 of the Operation and Easement Agreement recorded in Volume 1309, Page 190 of the Official Records of Brazos County, Texas, and common drive way easements being more particularly described as follows:

Common Driveway Easement

Described as all that parcel of land being situated within the “Target Tract”, known as Lot Two (2) of the Replat of Kapchinski Hill plat Volume 1600, Page 221 of the Official Records of Brazos County, Texas, College Station, Brazos County, Texas, with easement boundaries further described as follows:

BEGINNING at a point within the Texas Avenue right-of-way line with such point being the most easterly property corner of the “Pad Tract”,

THENCE South 49 degrees 48 minutes 34 seconds East, a distance of 75.50 feet along and on the Texas Avenue right-of-way line to an easement corner;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 132

THENCE South 67 degrees 51 minutes 03 seconds West, a distance of 35.00 feet to an easement corner;

THENCE South 40 degrees 11 minutes 26 seconds West, a distance of 49.50 feet to an easement corner;

THENCE South 04 degrees 48 minutes 34 seconds East, a distance of 21.21 feet to an easement corner;

THENCE South 49 degrees 48 minutes 34 seconds East, a distance of 42.93 feet to intersection with the “Target Tract” property line for an easement corner;

THENCE South 45 degrees 01 minutes 04 seconds West, a distance of 26.80 feet along and on the property line to an easement corner;

THENCE North 49 degrees 48 minutes 34 seconds West, a distance of 59.18 feet to an easement corner;

THENCE South 85 degrees 11 minutes 26 seconds West, a distance of 9.90 feet to an easement corner;

THENCE South 40 degrees 11 minutes 26 seconds West, a distance of 47.00 feet to an easement corner;

THENCE North 49 degrees 48 minutes 34 seconds West, a distance of 176.50 feet to an easement corner;

THENCE North 40 degrees 11 minutes 26 seconds East, a distance of 25.20 feet to the most westerly property corner of the “Pad Tract” and an easement corner;

THENCE South 49 degrees 48 minutes 34 seconds East, a distance of 134.00 feet along and on the “Pad Tract” property line to a property corner and an easement corner;

THENCE North 85 degrees 11 minutes 26 seconds East, a distance of 14.14 feet along and on the “Pad Tract” property line chord to a property corner and an easement corner;

THENCE North 40 degrees 11 minutes 26 seconds East, a distance of 110.00 feet along and on the “Pad Tract” property line to property corner and an easement corner;

THENCE North 12 degrees 31 minutes 49 seconds East, a distance of 35.00 feet along and on the “Pad Tract” property line chord to a property corner within The Texas Avenue right-of-way line with such point being the most easterly property corner of the “Pad Tract” and the Point of Beginning

Common Drive Easement

Described as all that parcel of land being situated along and either side of the common property line between the “Developer Tract” and the “Target Tract”, both of which are described as Lots One (1) and Two (2) in the Replat of Kapchinski Hill in College Station, plat Volume 1600, Page 221, of the Official Records of Brazos County, Texas, College Station, Brazos County, Texas, with easement boundaries further described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 133

BEGINNING at a point within the southwest right-of-way line of Texas Avenue with such point being the intersection point of the common property line between the “Developer Tract” and the “Target Tract” of Kapchinski Hill;

THENCE South 49 degrees 48 minutes 34 seconds East, a distance of 47.50 feet along and on the right-of-way line to an easement corner;

THENCE South 85 degrees 48 minutes 34 seconds West, a distance of 35.36 feet to an intersection with the city building setback line, twenty-five (25) feet from the Texas Avenue right-of-way line, for an easement corner;

THENCE South 40 degrees 11 minutes 26 seconds West, a distance of 305.00 feet to an easement corner;

THENCE South 04 degrees 48 minutes 34 seconds East, a distance of 23.02 feet to an easement corner;

THENCE South 79 degrees 48 minutes 34 seconds East, a distance of 59.15 feet to an easement corner;

THENCE South 40 degrees 11 minutes 26 seconds West, a distance of 43.30 feet to a property corner;

THENCE South 40 degrees 11 minutes 26 seconds West, a distance of 307.13 feet along and a joint property line to a joint property corner;

THENCE North 39 degrees 28 minutes 57 seconds West, a distance of 26.41 feet along and on the west property line of the “Developer Tract” to an easement corner;

THENCE North 40 degrees 11 minutes 26 seconds East, a distance of 287.57 feet to an easement corner;

THENCE North 04 degrees 48 minutes 34 seconds West, a distance of 21.21 feet to an easement corner located a distance of 20.00 feet from a 90.00 foot joint property line segment;

THENCE North 49 degrees 48 minutes 34 seconds West, a distance of 90.00 feet to an easement corner;

THENCE North 40 degrees 11 minutes 26 seconds East, a distance of 30.00 feet to an easement corner;

THENCE North 85 degrees 48 minutes 34 seconds East, a distance of 28.28 feet to an easement corner located 20.00 feet from a joint property line;

THENCE North 40 degrees 11 minutes 26 seconds East, a distance of 305.00 feet to an easement corner;

THENCE North 04 degrees 48 minutes 34 seconds West, a distance of 35.36 feet to an intersection with the Texas Avenue right-of-way line for an easement corner;

THENCE South 49 degrees 48 minutes 34 seconds East, a distance of 45.00 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 134

SAVE AND EXCEPT:

Being 0.022 hectare (0.053) acre of land, in the C. Burnett League, Abstract No. 7, Brazos County, Texas, being part of and out of that certain 0.4954 acre tract of land, conveyed from Culpepper Realty Company to Outback Steakhouse of Florida, Inc., by deed dated June 17, 1993, and recorded in the Official Records of Brazos County, in Volume 1828, Page 164, and under Clerk’s File No. 524126, being all of Lot 3, Replat of Kapchinski Hill Subdivision, as shown on map thereof recorded in Volume 1600, Page 221, Official Records of Brazos County, Texas, said 0.022 hectare of land being more particularly described as follows:

COMMENCING at a P.K. nail set for the most westerly corner of said Lot 3 and an interior corner of Lot 2 of said subdivision, thence as follows:

North 43 degrees 37 minutes 07 seconds East, with a common line of said Lot 3 and Lot 2, of said Replat of Kapchinski Hill Subdivision, a distance of 41.241 meters (135.31 feet) to a 16mm (5/8 inch) iron rod with aluminum TXDOT disk set in the proposed southwesterly right of way line of BS 6-R (width varies), and being the POINT OF BEGINNING of the herein described parcel having surface coordinates of X=1085415.681 and Y=3112021.122 (all bearings and coordinates are based on the Texas State Plane Coordinate System, Central Zone, NAD 1927, coordinates are converted to metric and provided by TXDOT. All distances and coordinates shown are surface, and may be converted to grid by multiplying by a combined adjustment factor of 0.99988, having a station of 21+166.696, and an offset of 19.750 meters (64.80 feet) right of the proposed baseline of BS 6-R.

1. THENCE, North 43 degrees 37 minutes 07 seconds East, with a common line of said Lot 2 and Lot 3, a distance of 4.784 meters (15.69 feet) to the existing southwesterly right of way line of BS 6-R, bases on a width of 130.480 meters (100 feet), a prescriptive road);

2. THENCE, South 46 degrees 22 minutes 53 seconds East, with the existing southwesterly right of way line of BS 6-R, a distance of 38.938 meters (127.75 feet) to a point of curvature;

3. THENCE, in a southerly direction, with a curve to the right, having a central angle of 56 degrees 17 minutes 29 seconds”, a radius of 10.668 meters (35.00 feet), and an arc length of 10.481 meters (34.39 feet), a chord bearing of South 18 degrees 14 minutes 06 seconds East, a distance of 10.065 meters (33.02 feet), to a P.K. nail set in the proposed southwesterly right of way line of BS 6-R, having a station of 21=214.509, and an offset of 19.750 meters (64.80 feet) right of the proposed baseline of BS 6-R;

4. THENCE, North 46 degrees 25 minutes 27 seconds West, with the said existing southwesterly right of way line of BS-6-R, a distance of 47.813 meters (156.86 feet) to the Point of Beginning and Containing 0.022 Hectare (0.053 acre) of land, more or less.

186. FEE PARCEL DESCRIPTION: UNIT 4422

ALL THAT CERTAIN TWO TRACTS OF LAND, THE FIRST TRACT BEING LOT 1 BLOCK A, THE OUTBACK SUBDIVISION, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 93, PAGES 27 AND 28, PLAT RECORDS OF TRAVIS COUNTY, TEXAS, THE SECOND TRACT BEING A PORTION OF TRACT 2, PANNELL AND GAFFIELD SUBDIVISION, A SUBDIVISION IN TRAVIS COUNTY,

Legal Descriptions

Subordination Agreement

Exhibit A – Page 135

TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN VOLUME 12, PAGE 84, PLAT RECORDS OF TRAVIS COUNTY, TEXAS, SAID LOT 1 AND A PORTION OF TRACT 2 BEING COMBINED FOR THE PURPOSES OF THIS DESCRIPTION AND THE PERIMETER OF THE TWO TRACTS COMBINED IS MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING at an iron pipe found at the West common corner of Tracts 1 and 2 of the above said Pannell and Gaffield Subdivision, said pipe is in the North line of Lot 2, Block A, of the above said the Outback Subdivision, said pipe is an ell corner of the herein described tract and is the PLACE OF BEGINNING hereof;

THENCE over and across the above said Tract 2, N 52° 52’ 41” W, 99.91 ft. to an iron rod set in the Northwest line of Tract 2, same being the Southeast line of the Amended Plat of Lots A, B and C, Duval Oaks Subdivision, a Subdivision in Travis County, Texas, according to the Map or Plat thereof recorded in Volume 89, Page 189, Plat Records of Travis County, Texas, said rod is the Northwest corner hereof;

THENCE along the dividing line of the said Pannell and Gaffield Subdivision, and the Amended Plat of Lots A, B and C, Duval Oaks Subdivision, (herein after referred to as Duval Oaks) N 37° 07’ 21” E, 321.30 ft. to an iron pipe found at the Southeast corner of Lot A of said Duval Oaks, said pipe is in the South line of Lot 1, Block A, of the Jack Izard Subdivision, a Subdivision in Travis County, Texas, according to the Map or Plat thereof recorded in Book 93 Pages 3 and 4, of the Plat Records of Travis County, Texas, said pipe is in the Northeast corner hereof;

THENCE along the South line of said Lot 1, Block A, Jack Izard Subdivision, the following two calls:

1.) S 62° 43’ 23” E, 101.31 ft. to an iron rod found;

2.) N 53° 46’ 09” E, 16.16 ft. to an iron rod found at the Northeast corner of the above said Lot 1 Block A, the Outback Subdivision, said rod is in the West margin of Research Boulevard, and is the most Easterly Northeast corner hereof;

THENCE along the East line of said Lot 1, same being the West margin of Research Boulevard S 10° 34’ 24” E, 399.80 ft. to an iron rod found at the common East corner of Lots 1 and 2, Block A, The Outback Subdivision for the Southeast corner hereof;

THENCE along the dividing line of said Lots 1 and 2, Block A, The Outback Subdivision, the following four calls:

1.) N 27° 06’ 06” W, 87.48 ft. to an “X” engraved into concrete;

2.) S 79° 26’ 58” W, 258.29 ft. to a nail set;

3.) S 10° 32’ 56” E, 20.00 ft. to a nail set;

4.) S 79° 27’ 04” W, 65.29 ft. to a nail set at the common West corner of said Lots 1 and 2, said nail is in the East margin of Jollyville Road, and is the Southwest corner hereof;

THENCE along the West line of said Lot 1 same being the East margin of Jollyville Road, along a curve to the left, which has a radius of 1005.52 ft., an arc distance of 20.92 ft. the chord of which bears N 24° 41’ 56” W, 20.91 ft. to an iron rod set at the common West corner of said Lot 1 and said Tract 1 of the Pannell and Gaffield Subdivision, said rod is an ell corner hereof;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 136

THENCE along the dividing line of the above said Lot 1 and Tract 1, N 37° 10’ 08” E, 119.75 ft. to the PLACE OF BEGINNING and containing 2.118 acres (or 92,260 square feet) of land, more or less.

187. FEE PARCEL DESCRIPTION: UNIT 4423

Tract 1: A 1.572 acre tract of land in the City of San Antonio, Bexar County, Texas, being a portion of Lot 15, New City Block 14857, I-10 NORTH OUTBACK STEAKHOUSE SUBDIVISION, as shown by plat recorded in Volume 9531, Page 52, Deed and Plat Records, Bexar County, Texas, being more particularly described as follows:

TRACT 1:

A 1.572 acre tract of land situated in the corporate limits of the City of San Antonio, Bexar County, Texas, being a portion of Lot 15, New City Block 14857, I-10 NORTH OUTBACK STEAKHOUSE SUBDIVISION, as shown by plat recorded in Volume 9531, Page 52, Bexar County Deed and Plat records, and being all that same land conveyed unto Outback Steakhouse of Florida, Inc. by special warranty deed executed July 20, 1994 and recorded in Volume 6177, Page 1480, Bexar County Real Property Records, in all said 1.572 acre tract being more particularly described as follows:

BEGINNING at a 1/2” iron rod found on the east right of way line of Interstate Highway 10, at the northwest corner of said Lot 15 for the northwest corner of this tract, same being at the southwest corner of a 4.107 acre tract, conveyed unto Weingarten Realty Investors by special warranty deed recorded in Volume 10335, Page 2063, Bexar County Real Property Records.

THENCE, North 75° 13’ 20” East, (bearing basis from Volume 9531, Page 52) 439.92 feet (cited on plat as 440.00 feet) to a mag nail set in he side of a curb at the northeast corner of said Lot 15 for the northeast corner of this tract same being on the northwest line of the remainder of a 34.299 acre tract described in Volume 10335, page 2040, said Real Property Records.

THENCE, along the west line of said 34.299 acre tract and with the east line of said Lot 15, South 19° 45’ 24” East, 136.13 feet (cited on plat as South 19° 51’ 55” East, 136.19 feet) to a 1/2 ” iron rod found at the southeast corner of this tract, same being the northeast corner of a 1.617 acre tract conveyed unto Outback/Carrabba, Inc. by special warranty deed, executed July 20, 1994 and recorded in Volume 6177, Page 1467, said Real Property Records.

THENCE, across said Lot 15, South 70° 08’ 05” West, 440.15 feet (cited on said plat as 440.42 feet) to a point from which a 1/2” iron rod found bears North 81° 28’ 29” West, 0.41 feet, on said east right of way line of Interstate Highway 10, at the southwest corner of this tract, same being the northwest corner of said 1.617 acre tract and being on a curve whose radius point bears North 69° 59’ 11” East, 5.729.65 feet.

THENCE, Northerly, along said east right of way line and with the arc of said curve, having a chord bearing and distance of North 19° 08’ 16” West, 175.16 feet, through a central angle of 01° 45’ 06”, an arc distance of 175.16 feet (cited on said plat as 175.23 feet ) to the POINT OF BEGINNING.

CONTAINING in all 1.572 acres or 68,453 square feet of land, more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 137

TRACT 2:

EASEMENT ESTATE as created in Special Warranty Deed dated July 19, 1994, executed by Fiesta Trails Limited Partnership to Outback Steakhouse of Florida, Inc., recorded in Volume 6141, Page 1069, refiled in Volume 6177, Page 1480, Bexar County Real Property Records.

Tract 2: Easement Estate, for a reciprocal, mutual, non-exclusive right of access for ingress and egress, granted by Special Warranty Deed recorded in Volume 6141, Page 1069 and Volume 6177, Page 1480, Real Property Records, Bexar County, Texas.

Note: The Company is prohibited from insuring the area or quantity of the Land. Any statement in the legal description contained in Schedule A as to area or quantity of land is not a representation that such area or quantity is correct but is for informal identification purposes and does not override Item 2 of Schedule B hereof.

188. FEE PARCEL DESCRIPTION: UNIT 4424

BEING a 1.6363 acres (71,278 square feet) tract or parcel of land situated in the David Brown Survey, Abstract No. 5, Jefferson County, Texas and being out of and part of that certain 3.70 acre tract conveyed by Deed from The Malja Corporation to Victor J. Patrizi, dated December 17, 1974 and recorded in Volume 1865, Page 50 of the Deed Records of Jefferson County, Texas, said 1.6363 acre tract also being the same property as conveyed by Allstatr Inns Operating, L.P., a Delaware Limited Partnership, to John Calvin Modica, dated October 12, 1992, and recorded in Film Code No. ###-##-#### of the Official Public Records of Jefferson County, Texas, said 1.6363 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found for the southeasterly right-of-way line of the relocated Hillebrandt Bayou (a 200 foot right-of-way), and the most westerly corner of said 3.70 acre tract;

THENCE North 41 degrees 37 minutes 00 seconds East (called North 41 degrees 37 minutes 14 seconds East) along and with the southeasterly right-of-way line of the relocated Hillebrandt Bayou and the northwesterly line of said 3.70 acre tract for a distance of 263.07 feet (called 263.02 feet) to a set nail in asphalt for corner;

THENCE South 48 degrees 22 minutes 23 seconds East (called South 48 degrees 21 minutes 05 seconds East) for a distance of 286.77 feet (called 286.78 feet) to a 5/8 inch iron rod found for corner in the northwesterly right-of-way line of Interstate Highway 10 and the southeasterly line of said 3.70 acre tract;

THENCE South 48 degrees 33 minutes 00 seconds West (called South 48 degrees 31 minutes 43 seconds West) along and with the northwesterly right-of-way line of Interstate Highway 10 and the southeasterly line of said 3.70 acre tract for a distance of 265.36 feet (called 265.31 feet) to a Texas Department of Transportation concrete marker found for corner, same being the most southerly corner of said 3.70 acre tract;

THENCE North 48 degrees 17 minutes 32 seconds West (called North 48 degrees 15 minutes 54 seconds West) along and with the southwesterly line of said 3.70 acre tract for a distance of 254.74 feet (called 254.87 feet) to the Point of Beginning, and Containing 1.6363 acres (71,278 square feet) of land, more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 138

189. FEE PARCEL DESCRIPTION: UNIT 4426

A 1.435 acre tract situated in the corporate limits of the City of San Antonio, Bexar County, Texas and being all of Lot 2, Block 1, New City Block 14347, SAN ANTONIO / 410, as shown by plat recorded in Volume 9533, Page 102, Bexar County Deed and Plat Records.

190. FEE PARCEL DESCRIPTION: UNIT 4429

Tract 1:

Lot 1B, REPLAT OF LOT 1 OF TANGER FACTORY OUTLET, a subdivision in Hays County, Texas, according to the map or plat thereof recorded in Volume 8, Page 105-106, Plat Records of Hays County, Texas.

Tract 2:

Easement rights as created in Declaration and Agreement dated March 30, 1998, executed by Tanger Properties Limited Partnership to Outback Steakhouse of Florida, Inc., recorded in Volume 1398, Page 323, Official Public Records of Hays County, Texas.

191. FEE PARCEL DESCRIPTION: UNIT 4454

TRACT I: FEE SIMPLE

BEING Lot 2G, Block B, TOWN CROSSING ADDITION, an addition to the City of Mesquite, DALLAS County, Texas, according to the plat thereof recorded under CC# 201000058743, Real Property Records, Dallas County, Texas, SAVE AND EXCEPT all that portion of Lot “2G” conveyed by deed dated January 6, 2007, filed April 27, 2007, executed by Outback Steakhouse of Florida, Inc. to the State of Texas, as recorded under CC# 20070151197, Real Property Records, Dallas County, Texas.

TRACT II: EASEMENT ESTATE

Easements and appurtenant rights created in Collateral Agreement executed by and between Majestic Joint Venture IX and Flagship, Inc., dated as of November 28, 1983, filed for record on February 3, 1984 and recorded in Volume 84024, Page 0288, Deed Records, Dallas County, Texas.

TRACT III: EASEMENT ESTATE

Easements and appurtenant rights created in Collateral Agreement executed by and between Majestic Joint Venture IX and Steak & Ale of Texas, Inc., dated as of July 12, 1983, filed for record on September 21, 1983 and recorded in Volume 83186, Page 5641, Deed Records, Dallas County, Texas.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 139

192. FEE PARCEL DESCRIPTION: UNIT 4455

Tract 1

Lot 1, Block 1, The Crossroads of D.F.W., an Addition to the City of Grapevine, Tarrant County, Texas, according to plat recorded in Cabinet A, Slide 1142, Deed Records of Tarrant County, Texas.

Tract 2

Non exclusive easement for pedestrian and vehicular access as crested in Mutual Access Easement by and between James F. Mason Trustee and Outback Steakhouse of Florida Intl. recorded in Volume 10782, Page 459, Deed Records, Tarrant County, Texas.

193. FEE PARCEL DESCRIPTION: UNIT 4456

TRACT 1:

A tract of land being a part of Lot 1, Block C/8408, of HIGH POINT CENTER III, an addition to the City of Dallas, Dallas County, Texas, according to the map or plat filed for record in Volume 93061, Page 126, of the Plat Records of Dallas County, Texas. SAVE AND EXCEPT a 0.0771 acre tract of land acquired by the State of Texas for Interstate Highway No. 635 as described in RELEASE AND DISCHARGE OF LIS PENDENS as recorded in County Clerk’s File No. 20070092033 being more particularly described as follows:

BEGINNING at the most westerly corner of said Lot 1, said point being a set mag nail with RPLS 5735TX tag;

THENCE North 40°35’00” East, along the northwesterly line of said Lot 1, a distance of 339.55 feet to a found TXDOT brass cap, said point being on the southwesterly line of the area conveyed to the State of Texas in RELEASE AND DISCHARGE OF LIS PENDENS recorded in County Clerk’s File No. 20070092033;

THENCE along the said south line the following two calls:

1) South 60°49’22” East a distance of 1.43 feet to a set 1/2” iron pin with RPLS 5735TX cap;

2) South 57°15’15” East a distance of 162.15 feet to a found TXDOT brass cap being on the east line of said Lot 1;

THENCE South 40°35’00” West, along the southeasterly line of said Lot 1, a distance of 359.45 feet to a set 1/2” iron pin with RPLS 5735TX cap, said point being the most southerly corner of said Lot 1;

THENCE North 50°18’00” West, along the southwesterly line of said Lot 1 and the northeasterly right of way line of Vantage Point Drive, a distance of 162.06 feet to the POINT OF BEGINNING.

Said described tract of land contains 56,639 square feet or 1.3003 acres more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 140

TRACT 2: ( Easement Estate)

Easement Rights as created in ACCESS EASEMENT AGREEMENT filed for record in Volume 92229, Page 3230, of the County Clerk’s Official Records of Dallas County, Texas.

194. FEE PARCEL DESCRIPTION: UNIT 4457

TRACT 1 (FEE SIMPLE)

LOT 3R, BLOCK 1 OF RESTAURANTS OF SPRING CREEK ADDITION, an addition to the City of Plano, Collin County, Texas, according to the plat thereof recorded in Cabinet H, Page 584, Land Records, Collin County, Texas.

TRACT 2 (EASEMENT ESTATE)

THAT area crosshatched on “Exhibit C” of that certain Declaration of Non-Exclusive Easement for Ingress and Egress executed by Land Owners, L.P., dated May 28, 1992, filed for record June 2, 1992 and recorded under Clerk’s File No. 92-0036320, Land Records, Collin County, Texas; SAVE AND EXCEPT that portion located within the boundaries of Tract 1 above.

TRACT 3 (EASEMENT ESTATE)

Sign Easement created in Declaration of Sign Easement, Construction and Joint Maintenance Plan executed by and between Land Owners, L.P. and future owners, dated May 29, 1992, filed for record on June 2, 1992 and recorded under Clerk’s File No. 92-0036319, Land Records, Collin County, Texas.

TRACT 4 (EASEMENT ESTATE)

Sight Easement granted by Land Owners, LA’. to Outback Steakhouse of Florida, lnc., dated January 21, 1993, filed for record on February 16, 1003 and recorded under Clerk’s File No. 93-0011312, Land Records, Collin County, Texas.

195. FEE PARCEL DESCRIPTION: UNIT 4458

TRACT 1:

Lot 1 of ADDISON ROAD—QUORUM ADDITION, an addition to the Town of Addison, Dallas County, Texas, according to the plat thereof recorded in Volume 93041, Page 2824, Map Records, Dallas County, Texas.

TRACT 2:

Easement Interest over an adjacent 1,177 square foot tract of land created pursuant to that certain Easement dated March 5, 1993, recorded in Volume 93046, Page 1223, Deed Records of Dallas County, Texas, and

Legal Descriptions

Subordination Agreement

Exhibit A – Page 141

TRACT 3:

Mutual Access Easement over the adjacent 1.2007 acres as created pursuant to that certain Mutual Access Easement by and between International Guaranty Corporation and Outback Steakhouse of Florida, Inc., dated March 5, 1993, recorded in Volume 93055, Page 1864, Deed Records of Dallas, County, Texas.

196. FEE PARCEL DESCRIPTION: UNIT 4459

TRACT 1:

BEING a tract of land situated in A. STEPHENS SURVEY, Abstract No. 1426 and J. W. LANE SURVEY, Abstract No. 950 and being all of Lot 2, Block A of the Parks Retail Center, an addition to the City of Arlington as recorded in Cabinet A, Slide 1410 of the Plat Records of Tarrant County, Texas (MRTCT) and being more particularly described as follows:

BEGINNING at a point found at the intersection of INTERSTATE HIGHWAY NO. 20 (ACCESS ROAD) (Variable width Right-of-Way) and a PRIVATE ACCESS ROAD;

THENCE departing the northerly line of said INTERSTATE HIGHWAY NO. 20 and along the easterly line of said PRIVATE ACCESS ROAD as follows:

North 00 deg 03 min 44 sec West a distance of 71.50 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for corner;

North 01 deg 10 min 03 sec West a distance of 56.87 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for corner;

North a distance of 305.00 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for the northwesterly corner of said Lot 2;

THENCE departing the easterly line of said PRIVATE ACCESS ROAD East a distance of 245.55 feet to a “X” found for the northeasterly corner of said Lot 2; said point being the northwesterly corner of Lot 3, Block A of the Parks Retail Center, an addition to the City of Arlington as recorded in Cabinet A, Slide 1410 of the Plat Records of Tarrant County, Texas (MRTCT);

THENCE along the westerly line of said Lot 3 as follows:

South 18 deg 20 min 14 sec West, a distance of 136.84 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for corner;

South a distance of 57.05 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for corner;

South 12 deg 33 min 00 sec East, a distance of 196.80 feet to a 1/2 inch iron rod with red plastic capped stamped “W.A.I.” set for corner, said point being in the northerly line of said INTERSTATE HIGHWAY 20;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 142

THENCE along the northerly Right-of-Way line of said INTERSTATE HIGHWAY NO. 20 South 77 deg 27 min 00 sec West, a distance of 250.00 feet to the POINT OF BEGINNING.

Containing within these metes and bounds 2.068 acres or 90,086 square feet of land more or less.

TRACT 2:

Non-exclusive easements as created in Easement Agreement dated 18th Day June 1985 by and between The Craigievar Corporation Kelton-Dimension #1, C.I. Confirming and Franchising Limited, Highpoint Professional Building #1 Associates, Kelton-Mathus Development Corporation and The City of Arlington filed for record July 15, 1985 and recorded in Volume 8244, Page 704, Page 736, Page 768, and Page 800, Deed Records of Tarrant County, Texas.

TRACT 3:

Non-exclusive easement for ingress and egress as created by Reciprocal Agreement dated September 2, 1993, recorded in Volume 11221, Page 887, Deed Records, Tarrant County, Texas, in and to the land contained within that certain 32 feet access, drainage and utility easement area as shown on the plat of Parks Retail Center, an Addition to the City of Arlington, Texas, according to the plat recorded in Cabinet A, Slide 1410, Plat Records, Tarrant County, Texas.

TRACT 4:

BEING a temporary non-exclusive easement for parking as created by Reciprocal Agreement dated September 2, 1993, recorded in Volume 11221, Page 887, Deed Records, Tarrant County Texas.

TRACT 5:

Non-exclusive easement estate dated December 3, 1986 by and between Homart Development Co. and Sears, Roebuck and Co. recorded in Volume 8866, Page 1411, Deed Records, Tarrant County, Texas.

197. FEE PARCEL DESCRIPTION: UNIT 4461

TRACT 1:

BEING a tract of land situated in the JUAN ARMENDARIS SURVEY, Abstract No. 28, and LUC BURGEOIS Survey Denton County, Texas and being all of Lot 5A, of Block A of the VISTA RIDGE VILLAGE ADDITION LOTS 4, 5A, 5B and 5C, Block A Phases Two and Four, an addition to the City of Lewisville as recorded in Cabinet I, Slide 396 of the Plat Records of Denton County, Texas (PRDCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for the most northerly corner of Lot 5B, of said Block A; said point being in the southerly Right-of-Way line of INTERSTATE HIGHWAY NO. 35E FRONTAGE ROAD (variable width Right-of-Way);

THENCE departing the southerly Right-of-Way line of said INTERSTATE HIGHWAY NO. 35E and along the northwesterly line of said Lot 5B as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 143

South 42 deg 52 min 08 sec West a distance of 37.88 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for corner;

North 47 deg 09 min 19 sec West a distance of 4.39 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for corner;

South 42 deg 52 min 32 sec West a distance of 193.25 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for the westerly corner of said Lot 5B; said point being the beginning of a curve to the left having a radius of 377.50 feet, a chord bearing North 54 deg 52 min 40 sec West and a chord distance of 32.17 feet;

THENCE departing the westerly line of said Lot 5B and along the northerly Right-of-Way line of OAKBEND DRIVE (variable width Right-of-Way line) as follows:

Continuing along said curve to the left through a central angle of 4° 53’ 03” for an arc length of 32.18 feet to a X found in concrete for the beginning of a curve to the right having a radius of 249.50 feet, a chord bearing North 53 deg 18 min 47 sec West and a chord distance of 34.86 feet;

THENCE along said curve to the right through a central angle of 8° 00’ 43” for an arc length of 34.89 feet to 5/8 inch iron rod found for the beginning of a curve to the left having a radius of 250.50 feet, a chord bearing North 54 deg 39 min 18 sec West and a chord distance of 46.70 feet;

THENCE along said curve to the left through a central angle of 10° 41’ 49” for an arc length of 46.77 feet to 5/8 inch iron rod found for corner;

THENCE North 60 deg 00 min 11 sec West a distance of 38.78 feet to a 5/8 inch iron rod found for the beginning of a curve to the right having a radius of 69.50 feet, a chord bearing North 39 deg 57 min 48 sec West and a chord distance of 47.63 feet;

THENCE along said curve to the left through a central angle of 40° 04’ 42” for an arc length of 48.62 feet to a 5/8 inch iron rod found for corner;

THENCE North 19 deg 55 min 27 sec West a distance of 24.47 feet to the beginning of a curve to the right having a radius of 24.50 feet, a chord bearing North 05 deg 59 min 45 sec west and a chord distance of 11.80 feet;

THENCE along said curve to the right through a central angle of 27° 52’ 09” for an arc length of 11.92 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for the beginning of a curve to the left having a radius of 600.00 feet, a chord bearing North 57 deg 32 min 03 sec East and a chord distance of 195.11 feet; said point being at the intersection of the northeasterly Right-of-Way line of OAKBEND DRIVE (variable width Right-of-Way) and southwesterly Right-of-Way line OAKBEND DRIVE (60’ Right-of-Way);

THENCE along the southwesterly Right-of-Way line of OAKBEND DRIVE (60’ Right-of-Way line) as follows;

THENCE along said curve to the left through a central angle of 18° 42’ 55” for an arc length of 195.98 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for corner;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 144

North 48 deg 10 min 34 sec East a distance of 33.07 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for the beginning of a corner clip;

THENCE departing the southwesterly line of said OAKBEND DRIVE and along said corner clip South 89 deg 27 min 58 sec East a distance of 11.08 feet to a 1/2 inch iron rod with a red plastic cap stamped W.A.I. set for corner in the southeasterly line of said INTERSTATE HIGHWAY NO. 35E;

THENCE along the line of said INTERSTATE HIGHWAY NO. 35E South 47 deg 06 min 31 sec East a distance of 172.31 feet to the POINT OF BEGINNING;

Containing within these metes and bounds 1.102 acres or 48,017 square feet, of land more or less.

TRACT 2: (EASEMENT)

NON-EXCLUSIVE easement as created in Operation and Easement Agreement dated May 12, 1993, by and between Dayton Hudson Corporation and Dal-Mac Vista Ridge, Inc., filed May 12, 1993 under cc# 93-R0029534 of the Real Property Records of Denton county, Texas, and First Amendment to Operation and Easement Agreement dated November 4, 1993, by and among Dayton Hudson Corporation, Dal-Mac Vista Ridge, Inc. and Circuit City Stores, Inc., filed November 8, 1993 recorded under cc# 93-R0079956 of the Real Property Records of Denton County, Texas

TRACT 3: (EASEMENT)

NON-EXCLUSIVE easement as created in Declaration of Easements and Restrictions dated December 22, 1993, by Dal-Mac Vista Ridge, Inc, filed December 30, 1993, recorded under cc# 93-R0094351, of the Real Property Records, Denton County, Texas.

198. FEE PARCEL DESCRIPTION: UNIT 4462

TRACT ONE:

Being ALL OF LOT THREE (3), BLOCK TWENTY EIGHT (28), FINAL PLAT PLANTATION HILLS, SECTION 15, an addition to the City of Midland, Midland County, Texas, according to the map or plat thereof, recorded in Cabinet F, Page 57, Plat Records, Midland County, Texas.

TRACT TWO:

Reciprocal Easement dated April 4, 1994, executed by and between Office Depot, Inc., a Delaware corporation to Outback Steakhouse of Florida, Inc., a Florida Corporation recorded in Volume 1214, Page 418, Official Records, Midland County, Texas.

199. FEE PARCEL DESCRIPTION: UNIT 4463

A 49,244 SQUARE FOOT TRACT OF LAND BEING A PORTION OF LOT 20-A, BLOCK 76, BELMAR ADDITION UNIT NO. 41, AN ADDITION TO THE CITY OF AMARILLO, POTTER COUNTY, TEXAS, AS FILED OF RECORD DECEMBER 17, 1979, IN VOLUME 1200, PAGE 945 OF THE POTTER COUNTY PLAT RECORDS. SAID TRACT OF LAND BEING OUT OF SECTION 27, BLOCK 9, BS&F SURVEY, AND BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 145

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 20-A, SAME BEING THE MOST NORTHERLY NORTHWEST CORNER OF LOT 21-A, BLOCK 76, BELMAR ADDITION UNIT NO. 41, ALSO BEING A POINT ON THE DIVISION LINE BETWEEN LOT 20A AND 21A OF THE AFORESAID PLAT WHERE SAID DIVISION LINE IS INTERSECTED BY THE SOUTHEASTERLY RIGHT OF WAY LINE OF INTERSTATE HIGHWAY NO. 40.

THENCE S. 10° 58’ 34” E., 300.57 FEET ALONG THE EAST LINE OF SAID LOT 20-A. TO A 1/2” IRON ROD FOUND;

THENCE S. 82° 17’ 36” W., 123.50 FEET ALONG THE NORTH LINE OF A 40.0 FOOT PRIVATE INGRESS/EGRESS EASEMENT TO A 1/2” IRON ROD FOUND IN THE EAST RIGHT-OF-WAY LINE OF WALDORF DRIVE;

THENCE NORTHWESTERLY ALONG SAID EAST RIGHT-OF-WAY LINE OF WALDORF DRIVE ON A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 16° 03’ 05” AND A RADIUS OF 490.02 FEET, AN ARC DISTANCE OF 137.28 FEET TO A POINT OF REVERSE CURVE;

THENCE CONTINUING ALONG THE EAST RIGHT-OF-WAY LINE OF WALDORF DRIVE ON A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 27° 45’ 16” AND A RADIUS OF 364.36 FEEL AN ARC DISTANCE OF 176.50 FEET;

THENCE N. 06° 43’ 00” W., 4.16 FEET TO A 1/2” IRON ROD FOUND AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF WALDORF DRIVE AND IN THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 40;

THENCE NORTHEASTERLY ALONG SAID SOUTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 40 ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 1° 50’ 39” AND A RADIUS OF 5879.58 FEET, AN ARC DISTANCE OF 189.26 FEET TO THE POINT AND PLACE BEGINNING AN CONTAINING 49,244 SQUARE FEET OF LAND, MORE OR LESS.

200. FEE PARCEL DESCRIPTION: UNIT 4464

Tract I:

Tract “G”, West Chase, an Addition to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 4564, Page 231 of the Real Property Records of Lubbock County, Texas.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 146

Tract II:

A portion of Tract “H”, West Chase, an Addition to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 4810, Page 330, of the Real Property Records of Lubbock County, Texas, said portion of Tract “H” being described as follows:

BEGINNING at a point in the South line of a 1.380 acre tract surveyed by Hugo Reed and Associates, Inc. March 15, 1994 from which a 1/2” rod set with cap for the Southwest corner of said 1.380 acre tract bears West 106.00 feet, said beginning point bears N 00° 02’ 46” E, 3097.43 feet and S 89° 58’ 50” E, 1449.02 feet from the Southwest corner of Section 11, Block E-2, Lubbock County, Texas;

THENCE East, along the South line of said 1.380 acre tract, a distance of 109.00 feet to a 1/2” rod set with cap for the Southeast corner of said 1.380 acre tract;

THENCE North, along the East line of said 1.380 acre tract, a distance of 58.71 feet;

THENCE East a distance of 42.00 feet;

THENCE South a distance of 100.71 feet;

THENCE West a distance of 109.00 feet;

THENCE South a distance of 76.00 feet;

THENCE West a distance of 42.00 feet;

THENCE North a distance of 118.00 feet to the Point of Beginning.

201. FEE PARCEL DESCRIPTION: UNIT 4466

TRACT 1

LOT 1, BLOCK A, OUTBACK STEAKHOUSE NO. 1 ADDITION, an addition to the City of Denton, Denton County, Texas, according to the plat recorded in Cabinet L, Page 153, Plat Records, Denton County, Texas.

TRACT 2 (EASEMENT ESTATE)

Easements together with appurtenant rights created in Mutual Access Easement Agreement, executed by Quinn Harris Investment Company, Inc. to Outback Steakhouse of Florida, Inc., a Florida corporation, dated June 14, 1995, filed for record on June 14, 1995 and recorded in under Clerk’s File No. 95-R0034762, Real Property Records, Denton County, Texas, and being described as follows:

BEING a tract of land situated in the Alexander Hill Survey, Abstract No. 623, in the City of Denton, Denton County, Texas, and being more particularly described by metes and bounds as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 147

COMMENCING at a 1/2” iron rod found for corner in the Southerly line of Interstate Highway No. 35E at the intersection of the Easterly line of Sam Bass Boulevard (at the Easterly end of a corner radius clip);

THENCE South 76° 36’ 00” East along the said Southerly line of Interstate Highway No. 35E for a distance of 197.28 feet to a 1/2” iron rod set for corner at the POINT OF BEGINNING; same point being the Northeast corner of Lot 1, Block A of Outback Steakhouse No. 1 Addition;

THENCE South 76° 36’ 00” East continuing along the said Southerly line of Interstate Highway No. 35E for a distance of 35.00 feet to a point for corner;

THENCE South 13° 24’ 00” West departing the said Southerly line of Interstate Highway No. 35E for a distance of 84.50 feet to a point for corner;

THENCE North 76° 36’ 00” West for a distance of 35.00 feet to a point for corner in the East line of said Lot 1;

THENCE North 13° 24’ 00” East along the said East line of Lot 1 for a distance of 84.50 feet to the POINT OF BEGINNING.

202. FEE PARCEL DESCRIPTION: UNIT 4467

TRACT ONE:

Lot 1, Block 1, REPLAT of Lot 1, Block 1 Ciudad Fuerte Unit 2, situated in the P.P. Rains Survey, A-258, City of Longview, Gregg County, Texas, as shown on plat recorded in Volume 2861, Page 265, Public Official Records, Gregg County, Texas.

TRACT TWO:

Easements as granted in Modification to Cross-Access Agreement and Additional Easement Agreement dated July 14, 1995, between Wal-Mart Stores, Inc., John N. Thomas, Trustee and Outback Steakhouse of Florida, Inc. filed in Volume 2844, Page 64, Public Official Records, Gregg County, Texas, granting easements over the following two tracts of land:

EASEMENT TRACT A:

Being 0.721 acre, more or less, of land in the P.P. RAINS SURVEY, A-258, Gregg County, Texas said 0.721 acre being a part of LOT 3 and LOT 4, BLOCK 1, CIUDAD FUERTE UNIT 2, a subdivision of Longview, Gregg County, Texas, recorded in Volume 2592, Page 627, Deed Records, Gregg County, Texas, said 0.721 acre being more particularly described as follows:

COMMENCING at a 1/2 inch iron rod for the most southern Southwest corner of above mentioned lot 3 of Ciudad Fuerte Unit 2, subdivision, same being the South East corner of Lot 2 of said subdivision, said point also being on the North right-of-way (ROW) line of State Highway Loop No. 281;

THENCE along said Loop 281 North ROW line, same being the South boundary line of said Lot 3, S 66 deg. 38’ 40” E, 10.50 feet to the most southerly southwest corner of the herein described 0.721 acre tract;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 148

THENCE N 23 deg. 21’ 20” E, 194.50 feet to the beginning of a curve to the left;

THENCE 31.42 feet along said curve, said curve having a delta of 90 deg. 00’ 00”, radius of 20.00 feet, and chord N 21 deg. 38’ 40” W, 28.28 feet;

THENCE N 66 deg. 38’ 40” W, 202.95 feet to a point for corner;

THENCE N 05 deg. 18’ 33” E, 47.33 feet to a point for corner;

THENCE N 00 deg. 25’ 33” W, 306.47 feet to the beginning of a curve to the left;

THENCE 23.97 feet along said curve, said curve having a delta of 105 deg. 35’ 30”, radius of 13.00 feet, a chord N 51 deg. 31’ 13” W, 20.72 feet;

THENCE S 75 deg. 41’ 02” W, 127.89 feet to the beginning of a curve to the right;

THENCE 8.26 feet along said curve, said curve having a delta of 15 deg. 46’ 27”, radius of 30.00 feet, a chord S 83 deg. 34’ 16” W, 8.23 feet to the beginning of a curve to the left;

THENCE 19.54 feet along said curve, said curve having a delta of 37 deg. 19’ 20”, radius of 30.00 feet, a chord S 72 deg. 47’ 49” W, 19.20 feet to a point in the West boundary line of said Lot 3 of Ciudad Fuerte Unit 2, said point also being on the east ROW line of Fourth Street;

THENCE along said east ROW line of Fourth Street, same being the west boundary line of said Lot 3, N 00 deg. 00’ W, 18.92 feet to the north west corner of Lot 3, same being the south west corner of said Lot 4, and continuing for a total of 49.00 feet to a point for the beginning of a curve to the left;

THENCE 26.08 feet along said curve, said curve having a delta of 49 deg. 48’ 52”, radius of 30.00 feet, and chord S 79 deg. 24’ 32” E, 25.27 feet;

THENCE N 75 deg. 41’ 02” E, 75.50 feet to a point in the west boundary line of said Lot 3 and continuing for a total distance of 178.91 feet to a point for corner;

THENCE S 00 deg. 25’ 33” E, 384.80 feet to the beginning of a curve to the left;

THENCE 34.67 feet along said curve, said curve having a delta of 66 deg. 13’ 07”, radius of 30.00 feet, and chord S 33 deg. 32’ 06” E, 32.77 feet;

THENCE S 66 deg. 38’ 40” E, 200.71 feet to a point for corner;

THENCE S 23 deg. 21’ 20” W, 240.50 feet to a point in the south boundary line of said Lot 3, same being the north ROW line of said State Highway Loop No. 281;

THENCE with said ROW line and said south boundary line of said Lot 3 N 66 deg. 38’ 40” W, 26.00 feet to the PLACE OF BEGINNING and containing 0.721 acre of land, more or less.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 149

EASEMENT TRACT B:

BEING a portion LOT 2, in BLOCK 1 of CIUDAD FUERTE UNIT 2, an Addition to the City of Longview, Gregg County, Texas, according to the Amended Plat dated July 6, 1994, and recorded in Volume 2705, Page 454, of the Public Official Records of Gregg County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a point for corner at the Northwest corner of the above mentioned Lot 2, same point being the Northeast corner of Lot 1, Block 1 of CIUDAD FUERTE UNIT 2;

THENCE South 66 degrees 38 minutes 40 seconds East along the Northeasterly line of said Lot 2 for a distance of 18.00 feet to a point for corner;

THENCE South 23 degrees 24 minutes 13 seconds West for a distance of 157.88 feet to a point for corner;

THENCE North 66 degrees 38 minutes 40 seconds West for a distance of 17.87 feet to a point for corner in the common lot line of said Lots 1 and 2;

THENCE North 23 degrees 21 minutes 20 seconds East along said common line of Lots 1 and 2 for a distance of 157.88 feet to the POINT OF BEGINNING, CONTAINING 2,831 square feet of land, more or less.

203. FEE PARCEL DESCRIPTION: UNIT 4468

TRACT 1:

Lot Two (2), Block One (1) FRANKLIN VILLAGE ADDITION, to the City of Waco, McLennan County, Texas, (being a resubdivision of a portion of Tract No. 76 West Waco Industrial District, Part One of record in Volume 517, Page 75 and a portion of Tract A, West Waco Industrial District, Part Two of record in Volume 786, Page 588 of the McLennan County, Texas, Deed Records) according to the Final Plat of said Addition recorded in Volume 33, Page 812 of the Official Public Records of McLennan County, Texas.

TRACT 2:

Reciprocal Easements rights as created in Reciprocal Easement and Operation Agreement recorded in Volume 18, Page 46 of the Official Public Records of McLennan County, Texas.

204. FEE PARCEL DESCRIPTION: UNIT 4469

Lot Two (2), in Block One (1), of Anthony Addition, Being a Replat of Lot 1, Block 2, Fox Creek Commercial, Phase One, in the City of Killeen, Bell County, Texas, according to the plat of record in Cabinet C, Slide 153-D, Plat Records of Bell County, Texas.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 150

205. FEE PARCEL DESCRIPTION: UNIT 4470

PARCEL 1:

A portion of Lot 1, Block 337, VISTA DEL SOL UNIT SIXTY NINE REPLAT E, an addition to the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 71, Pages 70 and 70A, Real Property Records, El Paso County, Texas, said portion being more particularly described as follows:

Being a 1.144 acre tract of land being a portion of Lot 1, Block 337, Vista Del Sol, Unit Sixty-Nine, Replat “E”, City of El Paso, El Paso County, Texas recorded in Volume 3478, Page 75, Real Property Records, El Paso County, Texas, and being more particularly described as follows:

Beginning at a point found at the easterly property corner of herein described tract from which a city monument at the intersection of Rojas Drive and Trudy Elaine Drive bears north 46° 31’ 49” for a distance of 1,335.89 feet;

THENCE South 48° 24’ 59” West for a distance of 238.14 feet to a point;

THENCE North 41° 35’ 091” West for a distance of 209.33 feet to an “X” found in concrete;

THENCE North 48° 24’ 59” East for a distance of 238.14 feet to a 1/2-inch iron rod found;

THENCE South 41° 35’ 01” East for a distance of 209.33 feet to the POINT OF BEGINNING; said property contains 49,850 square feet or 1.144 acres, more or less.

PARCEL 2:

Easement rights as created by unrecorded Agreement between the EL PASO ELECTRIC COMPANY and FRED HERVEY dated 5/21/70, further assigned to successors in title, last being conveyed by DE LA VEGA CORPORATION to OUTBACK STEAKHOUSE OF FLORIDA, INC, in Volume 3478, Page 81, Real Property Records, El Paso County, Texas.

PARCEL 3:

Easement rights as created by Reciprocal Easement Agreement dated 10-15-86, by and between A.D.D. HOLDINGS, L.P., a Texas limited partnership, as Developer and CINEMARK USA, INC., a Texas corporation, in Volume 3122, Page 12, Real Property Records, El Paso County, Texas.

PARCEL 4:

Easement rights as created by Easement Agreement by and between A.D.D. HOLDINGS, L.P., a Texas limited partnership, and OUTBACK STEAKHOUSE of FLORIDA, INC., a Florida corporation, in Volume 3478, Page 86, Real Property Records, El Paso County, Texas.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 151

206. FEE PARCEL DESCRIPTION: UNIT 4473

Tract 1:

Lot 5, Block 1, Section 2B, Rowyer Subdivision to the City of San Angelo, Tom Green County, Texas, according to the map or plat of said subdivision of record in Plat Cabinet “E” at Slide #150 of the records of Tom Green County, Texas.

Tract 2:

Easement rights as set out in Reciprocal Parking and Operating Agreement between Best-Star Development Partners, L.P., a limited partnership, and Outback Steakhouse of Florida, Inc., a Florida corporation as described and recorded in Volume 687, Page 362 and in Volume 691, Page 110, of the Official Public Records of Real Property of Tom Green County.

207. FEE PARCEL DESCRIPTION: UNIT 4474

Tract One:

Lot 402, a Replat of part of Lot 102, a Replat of Lots 1 and 2, Block D, Section 1, CURRY PARK ADDITION to the City of Abilene, Taylor County, Texas, according to the map or plat thereof recorded in Cabinet 3, Slide 27, Plat Records of Taylor County, Texas.

Tract Two:

BEING a portion of Lot 102, Block D, of a Replat of Lots 1 and 2,Block D, Section 1, CURRY PARK ADDITION, an addition to the City of Abilene, Taylor County, Texas, according to the plat recorded in Cabinet 1, Slide 247, Plat Records of Taylor County, Texas;

BEGINNING at a point for corner at the Southwest corner of Lot 402, Block D of Lot 402, a Replat of a portion of Lot 102, a replat of Lots 1 and 2, Block D, Section 1, CURRY PARK ADDITION, an addition to the City of Abilene, Taylor County, Texas, according to the plat recorded in Cabinet 3, Slide 27, Plat Records of Taylor County, Texas;

THENCE South 89 degrees 40 minutes 35 seconds West for a distance of 91.00 feet to a 1/2 inch iron rod set for corner in the East line of Lot 201, Block D, of a Replat of Lot 101 and a portion of Lot 102, a replat of Lots 1 and 2, Block D, Section 1, CURRY PARK ADDITION, an addition to the City of Abilene, Taylor County, Texas according to the plat recorded in Cabinet 3, Slide 162 of the Plat Records of Taylor County, Texas;

THENCE North 00 degrees 19 minutes 25 seconds West along the said East line of said Lot 201, Block D for a distance of 205.00 feet to a “X” cut found for corner, same point being an interior corner of said Lot 201;

THENCE North 89 degrees 40 minutes 35 seconds East along the South line of said Lot 201, for a distance of 91.00 feet to a point for corner, same point being the Northwest corner of said Lot 402;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 152

THENCE South 00 degrees 19 minutes 25 seconds East along the West line of said Lot 402 for a distance of 205.00 feet to the POINT OF BEGINNING, containing 18,655 square feet or 0.4283 acres of land, more or less.

208. FEE PARCEL DESCRIPTION: UNIT 4475

Being Lot 1A, of Replat of Tract One of DeSoto Plaza, an addition to the City of DeSoto, Dallas County, Texas, according to the Map thereof recorded in Volume 94135, Page 1402, Map Records, Dallas County, Texas.

209. FEE PARCEL DESCRIPTION: UNIT 4476

TRACT 1: FEE SIMPLE

Lot 2, Block 1, of REPLAT OF LOT 1, BLOCK 1, BRAND/190 ADDITION, an addition to the City of Garland, DALLAS County, Texas, according to the map or plat filed in Volume 2001025, Page 6, of the Plat Records of Dallas County, Texas.

TRACT 2: EASEMENT ESTATE

Easements and all appurtenant rights thereto as created in Declaration of Easements, Covenants and Restrictions as recorded in Volume 2001025, Page 459, and amended in Volume 2003207, Page 232, Real Property Records, Dallas County, Texas.

TRACT 3: EASEMENT ESTATE

Easements and all appurtenant rights as created in Use Restrictions and Access Easement Declaration as recorded in Volume 2003207, Page 245, Real Property Records, Dallas County, Texas.

210. FEE PARCEL DESCRIPTION: UNIT 4478

Lot 3, Block 1, PACE-ALSBURY VILLAGE, an Addition to the City of Fort Worth, Tarrant County, Texas, according to plat recorded in Cabinet A, Slide 6859, Deed Records of Tarrant County, Texas.

211. FEE PARCEL DESCRIPTION: UNIT 4510

Parcel 8, HIGH POINT SHOPPING CENTER, according to the Official Plat thereof, recorded February 3, 1994 as Entry No. 5730624 in Book 94-2 at Page 32 in the office of the County Recorder of Salt Lake County.

Together with the non-exclusive easements as described in the following documents:

a. Covenants, Conditions, Restrictions and/or Easements and the terms, conditions and limitations contained therein in instrument:

Dated:	June 25, 1991
Recorded:	July 3, 1991
Entry No:	5093223
Book/Page:	6334/65

Legal Descriptions

Subordination Agreement

Exhibit A – Page 153

Said Declaration was re-recorded on September 20, 1991, as Entry No. 5128886, in Book 6358, at Page 14 of Official Records.

b. Amendment to said Covenants:

Dated:	September 10, 1992
Recorded:	September 22, 1992
Entry No.:	5336121
Book/Page:	6522/1285

c. Amendment to said Covenants:

Dated:	October 2, 1992
Recorded:	October 16, 1992
Entry No.:	5352943
Book/Page:	6537/898

d. Amendment to said Covenants:

Dated:	September 10, 1992
Recorded:	May 17, 1993
Entry No.:	5504282
Book/Page:	666312588

e. Declaration of Restrictions and Grant of Easements and the terms, conditions and limitations contained therein in instrument:

Recorded:	September 22, 1992
Entry No.:	5336122
Book/Page:	652211305

212. FEE PARCEL DESCRIPTION: UNIT 4511

Lot 203, WOODLAND PARK COMMERCIAL SUBDIVISION PHASE II, in Layton City, Davis County, Utah, according to the Official Plat thereof recorded October 12, 1995 as Entry No. 1204917 in Book 1925 at Page 1084 of Official Records.

Together with a non-exclusive 26 foot Access Easement described as follows:

A part of the Northwest Quarter of Section 17, Township 4 North, Range 1 West, Salt Lake Base and Meridian, U.S. Survey; BEGINNING at a point on the East line of Interstate 15 frontage road (1200 West Street), the Northwest corner of Lot 203 said point being 2,180.74 feet West and 1,125.13 feet North of the center of said Section 17 (basis of bearing: South 00°09’50” West from the center of Section 17, along the Quarter Section line to the South Quarter Corner); North 34°49’22” West 26.00 feet along the East line of said Street; thence North 55°10’38” East 223.66 feet; thence South 34°49’22” East 26.00 feet to the North corner of Lot 203; thence South 55°10’38” West 223.66 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 154

213. FEE PARCEL DESCRIPTION: UNIT 4716

All that certain lot, piece or parcel of land, lying and being in Henrico County, Virginia, containing 2.09 acres as more particularly shown on a plat of survey prepared by Charles C. Townes & Associates, P.C., entitled “PLAT OF 2.09 ACRES OF LAND SITUATED ON BROAD STREET ROAD – U.S. ROUTE #250, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA FOR OUTBACK STEAKHOUSE, INC.” dated July 6, l993, last revised September 14, l993, a copy of which is attached to a deed recorded in Deed Book 2459, page 1988 among the Land Records of Henrico County, Virginia.

TOGETHER WITH perpetual, non –exclusive easements, for (i) access, (ii) parking and (iii) drainage on and across the adjoining property to the east (described as the “Retained Property”), all as more fully described as Parcel B, containing 0.367 acres in that certain Deed, Restrictive Covenants, Easements, Parking, Signage and Maintenance Agreement dated September 15, l993, between Southwest Investment Corporation and Outback Steakhouse of Florida, Inc., and recorded in the Clerk’s Office, Circuit Court, Henrico County, Virginia, in Deed Book 2459, page 1988.

TOGETHER WITH a permanent, non-exclusive sixteen (16) foot easement for drainage of surface and underground storm water and for the construction, maintenance, repair, replacement, use and operation of below-ground drainage facilities now or hereafter located within such sixteen (16) feet as more particularly described in that certain Deed of Bargain and Sale dated April 27, 1993, between Southeast Investment Corporation and Schall and Hutchings, Inc., recorded in the Clerk’s Office, Circuit Court, Henrico County, Virginia, in Deed Book 2425, page 2156 and more particularly shown as the “16’ Drainage Easement” on property designated as Parcel B on Exhibit B attached to the aforesaid deed recorded in Deed Book 2425, page 2156.

(Note: Review of Survey is required to determine if this is a beneficial easement).

AND TOGETHER WITH perpetual, non-exclusive right, easement and privilege sixteen (16) feet in width for underground storm water service over and across a strip of land as more particularly shown and described in that certain Deed of Easement, Maintenance and Subordination Agreement from Pyramid Company, et al., dated September 13, l993, and recorded in the aforesaid Clerk’s Office in Deed Book 2459, page 2001, connecting to permanent non-exclusive Easement of right of way to construct, operate and maintain drainage facilities dedicated to the County of Henrico, Virginia, by Deed from the Southland Corporation dated December 4, l970, and duly recorded in the aforesaid clerk’s office in Deed Book 1440, page 550.

(Note: Review of Survey is required to determine if this is a beneficial easement).

SUBJECT TO a perpetual non-exclusive right, easement and privilege reserved for the benefit of the Retained Property for parking and passage and use of driveways and passageways now or hereafter constructed on the land for vehicular and pedestrian ingress and egress between Broad Street and the Retained Property over that portion of the insured land described in Exhibit C to the Deed recorded in Deed Book 2459, page 1988.

(Note: Review of Survey is required to determine if this is a beneficial easement).

Legal Descriptions

Subordination Agreement

Exhibit A – Page 155

SUBJECT TO a reserved perpetual non-exclusive right, easement and privilege for the benefit of the Retained Property over, under and across the area designated as “Sanitary Sewer Easement within the Variable Width Parking Area” described in Exhibit C to the Deed recorded in Deed Book 2459, page 1988.

(Note: Review of Survey is required to determine if this is a beneficial easement).

BEING the same property conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company, by virtue of Deed Dated June 14, 2007, and recorded April 2, 2008, in Deed Book 4494 at page 329.

NOTE FOR INFORMATIONAL PURPOSES ONLY:

Tax Map No. 764-751-1479

214. FEE PARCEL DESCRIPTION: UNIT 4724

All those certain tracts or parcels of land lying and being in the City of Harrisonburg, Virginia, more particularly described as Lots 1 and 2, each containing 1.000 acre, on the Final Plat Neff Properties, Section15, made by Copper & Smith, P.C., dated December 6, 1985, recorded in the Clerk’s Office of the Circuit Court of Rockingham County, Virginia in Deed Book 772, Page 462. The property herein is further described according to that certain plat entitled “Plat of Combined Lots 1 and 2, Neff Properties, Section 15”, dated June 25, 1998, made by David Lee Ingram, L.S., of record in Deed Book 1607, page 765.

BEING the same property conveyed to Private Restaurant Properties, LLC by deed dated June 14th, 2007 and recorded as Instrument No. 200800009892 or Deed Book 3295 at page 266 on April 3, 2008, in the Clerk’s office of the Circuit Court of Rockingham County, Virginia.

Tax Map No.: 79-E-7

215. FEE PARCEL DESCRIPTION: UNIT 4728

All that certain lot, piece or parcel of land, lying, situate and being in the Matoaca District, Chesterfield County, Virginia, containing 2.128 acres or 92,677.5 square feet, more or less, as shown on a plat entitled “ALTA/ACSM Land Title Survey 2.128 Acres of Land Lying Along the East Line of Chital Drive, Matoaca District, Chesterfield County, Virginia”, prepared by Balzer and Associates, Inc., dated December 18, 2003, last revised January 23, 2004, to be recorded in the Clerk’s Office, Circuit Court, County of Chesterfield, Virginia, and being further described by metes and bounds as follows:

BEGINNING at a nail set along the east line of Chital Drive, 176.73 feet from the south line of Hull Street extended;

Thence departing the east line of Chital Drive, North 58 Degrees 50 minutes 40 seconds East, 359.23 feet to a nail set;

Thence South 31 degrees 09 minutes 20 seconds East, 259.10 feet to a rod found;

Thence South 58 degrees 50 minutes 40 seconds West, 107.91 feet to a rod found;

Thence North 31 degrees 09 minutes 20 seconds West, 23.50 feet to a rod found;

Thence South 58 degrees 50 minutes 40 seconds West, 209.69 feet to a nail set;

Thence South 31 degrees 09 minutes 20 seconds East, 23.50 feet to a nail found;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 156

Thence South 58 degrees 50 minutes 40 seconds West, 82.61 feet to a rod found along the east line of Chital Drive;

Thence continuing along the east line of Chital Drive along a curve to the left having a radius of 1931.54 feet, an arc length of 262.52 feet, and a chord of North 22 degrees 10 minutes 05 seconds West, 262.32 feet to a nail set being the PLACE and POINT OF BEGINNING containing 2.128 acres or 92,677.5 square feet.

TOGETHER WITH a permanent non-exclusive easement for ingress and egress, parking as well as other beneficial rights, as more particularly described in the Declaration of Easements and Maintenance Agreement by Deer Run Associates Limited Partnership, dated October 30, l990, recorded November 2, l990, in Deed Book 2121, page 549, and First Amendment recorded in Deed Book 2145, page 1755, in the Clerk’s Office, Circuit Court, County of Chesterfield, Virginia.

ALSO TOGETHER WITH a permanent, exclusive easement to install and maintain a two-sided panel on the Deer Run Village Shopping Center pylon sign located at the southwest corner of U.S. Route 360 and Chital Drive to identify Grantee’s business on the property hereby conveyed subject to the following conditions: (i) Grantee’s rights shall be subject to Grantee’s compliance with all requirements of Chesterfield County, Virginia for use of such sign in connection with the property hereby conveyed; (ii) Grantee’s rights shall be subject to the rights of other tenants and owners with the Deer Run Shopping Village; (iii) Grantee’s panel shall be the fourth from the top or bottom panel, the three other panels being allocated to and use by Food Lion, Import Autohaus and Dollar General as of the date of this deed; (iv) Grantee shall be responsible for all costs associated with the installation and maintenance of the sign panels and agrees to keep the panels in good condition with repair at all times and (v) Grantee shall be responsible for twenty-five percent (25%) of costs incurred by Grantor in operating, maintaining, repairing and/or replacing the pylon sign.

BEING the same property conveyed by Special Warranty Deed to Private Restaurant Properties, LLC, from Outback Steakhouse of Florida, Inc., dated as of June 14, 2007, and recorded April 2, 2008, in Deed Book 8261 at page 856.

NOTE FOR INFORMATIONAL PURPOSES ONLY:

Tax Map No. 726-672-8603-00000

216. FEE PARCEL DESCRIPTION: UNIT 4756

TAX ID No. 282-07-00-A

PARCELS 1 AND 2:

ALL those certain lots, pieces or parcels of land and the improvements thereon and the appurtenances thereunto belonging, situate, lying and being in the City of Williamsburg, Virginia, known and designated as “PARCEL 1” and “PARCEL 2” as shown on that certain plat (the “Plat”) entitled, “PLAT OF BOUNDARY LINE ADJUSTMENT AND LOT LINE VACATION. PARCELS 1-4, CONTAINING 1.744 +/- ACRES, TO BE CONVEYED TO AUSSIES OF WILLIAMSBURG HOLDINGS, LLC, PARCEL 5 DEDICATED TO THE CITY of WILLIAMSBURG”, dated March 21, 1995, made by AES Consulting Engineers, which plat was recorded in the Office of the Clerk of the Circuit Court of the City of Williamsburg, Virginia, in M.B. 61, at Page 58.

Parcels 1 and 2 are more specifically shown on the “Plat” as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 157

Beginning at an iron pipe on the westerly right-of-way line of U.S. Route 60 where said right-of-way line intersects the southerly right-of-way line of Waltz Farm Drive (being labeled as “New Property Line” on the “Plat”); thence proceeding S. 19º 15’ 0” E. along the westerly right-of-way line of U.S. Route 60 140.24 feet to an iron pipe thence S. 75º 58’ 30” W. 269.29 feet to an iron pipe; thence N. 20º 8’ 22” W. 142.35 to the southerly right-of-way line of Waltz Farm Drive; thence along said right-of-way line N. 77º 36’ 39” E. 99.09 feet to an iron pipe; thence N. 75º 39’ 43” E. 172.65 feet to the iron pipe which marks the point of beginning.

PARCEL 3:

That certain lot, piece or parcel of land, together with the improvements thereon and the appurtenances thereunto belonging, situate, lying and being in the City of Williamsburg, Virginia, known and designated as “PARCEL 3” containing 0.458 acre, more or less, on a certain plat entitled “PLAT OF BOUNDARY LINE ADJUSTMENT AND LOT LINE VACATION, PARCELS 1-4, CONTAINING 1.744 +/- ACRES, TO BE CONVEYED TO AUSSIES OF WILLIAMSBURG HOLDINGS, L.L.C., PARCEL 5 DEDICATED TO THE CITY OF WILLIAMSBURG”, dated March 21, 1995, made by AES Consulting Engineers, which plat was recorded in the Office of the Clerk of the Circuit Court of the City of Williamsburg, Virginia in M.B. 61, at Page 58.

PARCEL 4:

That certain lot, piece or parcel of land, together with the improvements thereon and the appurtenances thereunto belonging, situate, lying and being in the City of Williamsburg, Virginia, known and designated as “PARCEL 4” containing 0.420 acre, more or less, on a certain plat entitled “PLAT OF BOUNDARY LINE ADJUSTMENT AND LOT LINE VACATION, PARCELS 1-4 CONTAINING 1.744 +/- ACRES, TO BE CONVEYED TO AUSSIES OF WILLIAMSBURG HOLDINGS, L.L.C., PARCEL 5 DEDICATED TO THE CITY OF WILLIAMSBURG”, dated March 21, 1995, made by AES Consulting Engineer, which plat was recorded in the Office of the Clerk of the Circuit Court of the City of Williamsburg, Virginia, in M.B. 61, at Page 58.

Together with that certain perpetual non-exclusive right-of-way and easement for vehicular and pedestrian ingress, egress and regress contained in II(8) and III (10) of that certain Reciprocal Easement Agreement, dated April 20, 1995, and recorded in the Clerk’s Office, in Deed Book 113, at Page 483, on April 23, 1995 and further together with that certain perpetual non-exclusive easement for pedestrian ingress and egress set out in that certain Reciprocal Easement Agreement dated April 24, 1995, recorded in the Clerk’s Office in Deed Book 113, at Page 506, on April 25, 1995.

BEING the same real estate conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company, by deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated June 14, 2007, recorded April 4, 2008, in the Clerk’s Office, Circuit Court, City of Williamsburg, Virginia, as Instrument Number 080697.

217. FEE PARCEL DESCRIPTION: UNIT 4758

All that certain lot or parcel of land situate, lying and being in the Town of Christiansburg, Shawsville Magisterial District, Montgomery County, Virginia, and being Lot Number Thirty-Six (36) containing 1.6660 acres, as shown on a plat (the “Plat”) entitled “FINAL SUBDIVISION PLAT ARBOR VIEW PLANTATION, PHASE XIII”, prepared by Draper Aden Associates, dated 02, JAN 1996, revised 5 FEBRUARY 1996, designated as Plat No. T-4885-29S, a copy of which plat is of record in the Clerk’s

Legal Descriptions

Subordination Agreement

Exhibit A – Page 158

Office of the Circuit Court of Montgomery County, Virginia (the “Clerk’s Office”), in Plat Book 16 at Page 508.

Less and except that portion of subject property conveyed to the Commonwealth of Virginia for improvements to Route 460 by deed dated November 23, 1998 and recorded in the aforesaid Clerk’s Office in Deed Book 1044 at page 117.

BEING the same real estate conveyed to Private Restaurant Properties, LLC, a Delaware limited liability company, by deed from Outback Steakhouse of Florida, Inc., a Florida corporation, dated June 14, 2007, recorded April 4, 2008 as Instrument Number 08003272 in the Clerk’s Office, Circuit Court of Montgomery County, Virginia.

And further being known as Tax Map No. 436-636.

218. FEE PARCEL DESCRIPTION: UNIT 4762

All that certain lot or parcel of land lying and being in the City of Lynchburg, Virginia, on the northwesterly side of Albert Lankford Drive, known as 2131 Albert Lankford Drive, as shown and designated as Lot 1, containing 3.083 acres, more or less, upon a plat titled “Division of the Property of Center Point, L.L.C., City of Lynchburg, Virginia” dated May 6, 1997, revised July 7, 1997, made by Hurt & Proffitt, Inc., and being described with reference to said plat as follows:

Beginning at an iron pipe found in the southeasterly line of Lynchburg, Expressway, Rte. 29, corner to property shown on said plat as “Gateway XIV” and running thence with said line of Lynchburg Expressway in a northeasterly direction along a curve having a radius of 3199.05 feet, a length of 59.18 feet to iron pipe found and north 68 degs. 06’ 40” east 219.69 feet to iron pipe set; thence with a new line south 31 degs. 33’ 15” east 435.53 feet to iron pipe set in the northwesterly line of Albert Lankford Drive; thence with said line of Albert Lankford Drive south 44 degs. 57’ 00” west 150.00 to iron pipe found and along a curve to the right having a radius of 386.00 feet, a length of 130.05 feet to an iron pipe found; thence north 31 degs. 33’ 15” west 525.49 feet to the beginning; being part of the property conveyed to Center Point L.L.C. by North Campus Holding Company, Inc., by deed dated February 27, 1995 recorded in the Clerk’s Office of the Circuit Court for the City of Lynchburg, Virginia in Deed Book 919 at page 94 and being part of Parcel No. 051-03-002 upon the City of Lynchburg Tax Map. Being the same property conveyed to Private Restaurant Properties LLC, a Delaware limited liability company by Deed from Outback Steakhouse of Florida, Inc., a Florida corporation dated June 14, 2007 and recorded April 4, 2008 as Instrument Number 080002869 in the Clerk’s Office of the Circuit Court of Lynchburg City, Virginia.

Tax Map ID No. 051-03-003

219. FEE PARCEL DESCRIPTION: UNIT 4801

ALL that certain lot, piece or parcel of land situate in White Clay Creek Hundred, New Castle County and State of Delaware, being Lot No. 3, as shown on the Record Major Land Development Plan of METRO CENTER, prepared by Edward H. Richardson Associates, Inc., Engineers of Newark, Delaware, dated March 30, 1984, and of record in the Office of the Recorder of Deeds in and for New Castle County, Delaware, in Microfilm No. 7135, and more particularly bounded and described as follows, to-wit:

Beginning at a point at the northeasterly end of a corner cut joining the easterly side of Wilmington-Christiana Turnpike (Delaware Route 7) with the southerly side of Churchmans Road; thence from the

Legal Descriptions

Subordination Agreement

Exhibit A – Page 159

point of Beginning along the southerly side of Churchmans Road South seventy-seven degrees, twenty-five minutes, thirteen seconds East two hundred ninety-six feet to a point, a corner for Lots Nos. 2 and 3; thence along the division line for Lots Nos. 2 and 3, South twelve degrees, thirty-four minutes, thirty-two seconds West two hundred fifty-eight and forty-three one-hundredths feet to a point in the northerly side of a private right-of-way, known as Geoffrey Drive, as shown on said Plan; thence thereby by the arc of a circle curving to the left having a radius of one hundred thirty-seven and fifty-one hundredths feet, an arc distance one hundred seventeen and forty-three one-hundredths feet to a point, a corner for Lots Nos. 3 and 4; thence along the division line for Lots Nos. 3 and 4; South seventy-four degrees, thirty-nine minutes, twenty-five seconds East three hundred forty-seven and forty-five one-hundredths feet to a point in the southeasterly side of the Wilmington-Christiana Turnpike (Delaware Route7); thence thereby by the arc of a circle curving to the right having a radius of two thousand seven hundred eighty-four and seventy-nine one-hundredths feet, an arc distance of two hundred sixty and six one-hundredths feet to a point, said point being the southwesterly end of aforesaid corner cut; thence along said corner cut North sixty-three degrees, twenty minutes, five seconds East one hundred fourteen and forty-three one- hundredths feet to the point and place of Beginning. Be the contents thereof what they may.

TOGETHER with the perpetual nonexclusive easement and right of use appurtenant to and for the benefit of the herein insured premises to and from adjacent public roads in and over Geoffrey Drive shown on the above recorded Plan of Metro Center, and the Joint Parking Area for the purpose of pedestrian and vehicular ingress, egress, passage and delivery to and from the herein insured premises and parking on the Joint Parking Area, and the installation, operation, maintenance, repair, relocation and removal of sewers and sewer lines, water and gas mains, electric power lines, telephone lines and other underground utility lines and related facilities including manholes, meters,, pipelines valves, hydrants, sprinklers controls, conduits, sewage facilities, and facilities to provide for drainage into the Storm Water Detention Area all as set forth in the Reciprocal Easement and Operating Agreement, dated June 14, 1984, of record in the Recorder of Deeds in and for New Castle County, Delaware, in Deed Record M, Volume 127, Page 182; as modified by First Modification to Agreement as set forth in Document No. 200412030130466.

220. FEE PARCEL DESCRIPTION: UNIT 4810

Lot One (1) of Certified Survey Map No. 8664 recorded in the Dane County, Wisconsin Register of Deeds Office in Volume 47 of Certified Survey Maps, page 298, as Document No. 2878586, in the City of Madison, Dane County, Wisconsin.

221. FEE PARCEL DESCRIPTION: UNIT 4813

Part of Lot 3 of Certified Survey Map filed March 4, 1997 in Volume 7 of Certified Survey Maps, page 113 & 113A, as Document No. 1168757, being part of Lot 3 of Elmwood Business Center, City of Onalaska, LaCrosse County, Wisconsin, described as follows:

COMMENCING at the Northwest corner of said Lot 3 and THE POINT OF BEGINNING of this description: Thence South 87 degrees 52 minutes 11 seconds East, along the North line thereof, 214.30 feet to the Northeast corner thereof; thence South 02 degrees 07 minutes 49 seconds West, along the East line thereof, 354.18 feet to the Southeast corner thereof; thence North 89 degrees 16 minutes 00 seconds West, along the South line of said Lot 3, a distance of 219.36 feet to a line which is parallel with and 25.01 feet from the West line of said Lot 3; thence along said parallel line North 02 degrees 07

Legal Descriptions

Subordination Agreement

Exhibit A – Page 160

minutes 49 seconds East 258.00 feet; thence North 32 degrees 36 minutes 36 seconds West 43.87 feet to the arc of a 50 foot radius cul-de-sac curve on the right-of-way line of Hampton Court; thence 57.96 feet along the arc of said curve, the chord of which bears North 35 degrees 20 minutes 28.5 seconds East 54.77 feet to the end of said curve; thence continue along the East right-of-way line of said Hampton Court, North 02 degrees 07 minutes 49 seconds East 19.65 feet to the POINT OF BEGINNING.

222. FEE PARCEL DESCRIPTION: UNIT 4910

ALL THAT CERTAIN lot of parcel of real estate, with the improvements thereon and the appurtenance thereunto belonging, situate in Martinsburg District, Berkeley County, West Virginia, being more particularly bounded and described as follows:

BEGINNING at point on the eastern dedicated right of way line of Foxcroft Avenue, thence along with eastern right of way line of Foxcroft Avenue North with a curve to the right having a central angle of 08’ 33 36, a radius of 1858.86 feet, a length of 277.72 feet and a chord bearing and distance of:

1. N 06°45’37” E 277.46 to a point, thence along Lot D-2B as shown on a Final Plat of subdivision, Parcel “D”, Martinsburg Mall;

2. S 88°30’12” E 220.49’ to a point, thence along Remainder Parcel D as shown on the aforesaid plat;

3. S 01 °29’48” W 275.86’ to a point, thence along lands now or formerly of Supervalue, Inc.;

4. N 88°36’12” W 245.94’ to the place of beginning containing 1.5000 acres of land, more or less.

Said parcel being Lot D-2A as shown on the aforesaid Final Plat of Subdivision, Parcel “D”, Martinsburg Mall, which was approved by Martinsburg Planning Commission on September 14, 1995, recorded in the office of the Clerk of the County Commission of Berkeley County, West Virginia in Plat Cabinet 6, Slide 112.

TOGETHER WITH a non-exclusive right-of-way or easement of the purpose of vehicular and pedestrian access, ingress and egress and vehicle parking over, along and upon all driving lanes, common driveways and parking areas as may exist from time to time lying within Lot D-2B, Lot D-2C, Lot D-2D and Remainder Parcel D all as shown on the aforesaid Final Plat of Subdivision, Parcel “D”, Martinsburg Mall recorded in the aforesaid Clerk’s Office in Plat Cabinet No.6, at Slide 112.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations of the following:

Reciprocal Easement Agreement between Supervalu Operations, Inc. and Leamac Development, L.C., dated 11128/95, and recorded in Deed Book 555, at page 528.

223. FEE PARCEL DESCRIPTION: UNIT 4961

PARCEL NO.1:

All that certain lot or parcel of real estate, with the improvements thereon and the appurtenances thereunto belonging, situate in the City of Beckley District, Raleigh County, West Virginia, being more particularly bounded and described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 161

Beginning at a rebar (set) on the eastern R/W line of Pikeview Drive and a common corner to Tracts “D” and “E”; thence leaving said Pikeview and with the boundary of said tracts N. 29° 32’ E. 95.31 feet to a point a common corner to said tracts and on the boundary line of a 50’ street designated as Tract “A”; thence leaving Tract “E” and with said Street, S. 29° 28’ W. 235.00 feet to a point a common corner to Tracts “C” and “D”; thence leaving said streets and with said Tracts N. 60° 32’ W. 210.32 feet to a point on said Pikeview and a common corner to said tracts thence leaving Tract “C” and with said Pikeview N. 29° 32’ E. 139.69 feet to the POINT OF BEGINNING and containing 1.134 acres, more or less.

Tract “D” is shown upon a map entitled Outback Steakhouse Second Draft—Site Plan and Property Information Proposed Harper Road Location, Beckley, West Virginia, Scale: 1” = 2-’ Contour Interval: l’ Prepared by Engineering Services, Inc., Airport Road, Beckley, West Virginia, ESI DEG Number: 70UI0002, Date: May 23, 1997, herein referred to as the “Plat”

PARCEL NO.2:

There is also granted and conveyed an exclusive perpetual PARKING EASEMENT, more particularly described as follows:

Being that certain tract of land located in the City of Beckley, Town District, Raleigh County, West Virginia, situated along the Western side of Hylton Lane and shown on a map prepared by Engineering Services, Inc., and dated June 1, 1997, and made part of these descriptions. Being a party of the 6.197 acre property owned by CYBWV, LLC, a West Virginia Corporation, and known as “Tract E.” Bounded and described as follows:

Beginning at a point, said point being 24.59 feet S. 29° 28’ 00” W. from a point, said point being the north western most point of the right-of-way of Hylton Lane (Tract A) and the boundary of the 6.197 acre tract of land thence with said boundary line of the following call: S. 29° 17’ 00” W. 180 feet to a point, thence leaving N. 60° 32’ 00” W. 43.95 feet to a point, thence; N. 60° 32’ 13” W 152.93 feet to a point, thence; N. 29° 27’ 47” E. 17.56 feet to a point, thence; with a curve to the left with a chord bearing of N. 15° 32’ 13’W. and a chord length of 3.42 feet and a radius of 2.42 feet to a point, thence; N. 60° 32’ 13”W. 9.29 feet to a point, thence with a curve to the left with a chord bearing S. 74° 27’ 47’ W, and a chord length of 6.25 feet and a radius of 4.42 feet to a point, thence; S. 29° 25’ 56” E. 91.16 feet to a point, thence; S, 60° 32’ 13” E. 15.58 feet to a point, thence; with a curve to the left with a chord bearing N. 74° 27’ 47” E. and a chord length of 6.25 feet and a radius of 4.42 feet to a point, thence; N.29° 27’ 47” W. 18.58 feet to a point, thence; S. 58° 02’ 37” E. 58.82 feet to a point, thence S. 29° 27” 47” W. 18.58 feet to a point, thence; S. 58° 02’ 37” E. 183.39 feet to a point, thence; S. 60° 32’ 00” E. 34.19 feet to a point of beginning and containing 0.270 acres, more or less.

PARCEL NO.3:

There is further granted and conveyed a STORM WATER EASEMENT, which is more particularly described as follows:

Being that certain tract of land located in the City of Beckley, Town District, Raleigh County, West Virginia, situated along the Western side of Hylton Lane and shown on a map prepared by Engineering Services, Inc., and dated June 19, 1997, and made a part of these descriptions. Being a party of the 6.197 acre property owned by CYBWV, LLC, a West Virginia Corporation, and known as “Tract E.” Bounded and described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 162

Beginning at a point being 23.09 feet N. 60° 32’ 00” W. from a point, said point being the common corner of Tract A, Tract D, and Tract E, thence with the boundary of the 6.197 acre tract of land and Tract D the following call; N. 60° 32’ 00” W. 10.00 feet to a point, thence leaving said boundary and with a new line through the said 6.197 acre tract of land, the following three calls: N. 29° 19’ 53” E. 22.20 feet to a point, thence N. 60° 20’ 06” W. 122.73 feet to a point, thence; N. 65° 43’ 39” W. 131.66 feet to a point, said point being on the boundary of Tract E and the Right of Way of Pikeview Drive, thence with said boundary the following two calls; with a curve to the left with a chord bearing of N. 27° 12’ 52” W. and a chord length of 15.77 feet and a radius of 270.00 feet to a point, said point being a common corner between Tract E and the Right of Way of Pikeview Drive, thence; N. 28° 54’ 00” W. 0.30 feet to a point, thence leaving said boundary and with a new line through the said 6.197 acre tract of land, the following three calls: S. 65° 43’ 39” E. 144.71 feet to a point, thence; S. 60° 20’ 06” E. 133.14 feet to a point, thence; S. 29° 19’ 53” W. 32.16 feet to the POINT OF BEGINNING containing 0.067 acres, more or less.

224. FEE PARCEL DESCRIPTION: UNIT 5010

Lot 1, “Lierd & Miracle Addition No.2” to the Town of Evansville, Natrona County, Wyoming. Being a replat of a portion of Lot 3, Block 2, Lierd & Miracle Addition to the Town of Evansville, Wyoming and a subdivision of a portion of the NW  1/4 SE  1/4, Section 1, T33N, R79W, 6th principal Meridian, Natrona County, Wyoming.

TOGETHER WITH easement rights contained in Pole Sign Easement Agreement recorded October 23, 1998 as Instrument No. 623411.

225. FEE PARCEL DESCRIPTION: UNIT 5113

Lot 14, as shown on plat entitled “Lot Line Adjustment Plat prepared for Santa Fe Business Park L.L.C., Lots 13 and 14 within Santa Fe Business Park” as shown on Plat filed in the Office of the County Clerk of Santa Fe County, New Mexico recorded on February 16, 2000, in Plat Book 435, page 048, as Document No. 1106,562.

Together with the non-exclusive Access and Easement Agreement, dated March 24, 2000, file March 28, 2000, in Book 1749, page 426, records of Santa Fe County, New Mexico.

226. FEE PARCEL DESCRIPTION: UNIT 5301

Lot 1, of Harkins Superstition Springs, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in book 424 of Maps, page 26.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations of the following:

Declaration of Cross-Easement and Restrictive covenants recorded October 3, 1996 in Instrument No. 96-0706423.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 163

227. FEE PARCEL DESCRIPTION: UNIT 5302

Parcel No. 1:

That portion of land situated in the Southwest quarter of Section 32, Township 4 North, Range 2 East, of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the South quarter corner of said Section 32;

THENCE South 89 degrees, 05 minutes, 01 seconds West, along the South line of said Southwest quarter of Section 32 and the centedine of Bell Road, as distance of 1238.65 feet;

THENCE North 00 degrees, 54 minutes, 59 seconds West, a distance of 65.00 feet to a point on the North line of Bell Road;

THENCE North 89 degrees, 05 minutes, 01 seconds East, along the North lien of Bell Road, being 65.00 feet North of and parallel to South line of said Section 32, a distance of 249.03 feet to the TRUE POINT OF BEGINNING;

THENCE North 00 degrees, 54 minutes, 59 seconds West, a distance of 297.00 feet;

THENCE North 89 degrees, 05 minutes, 01 seconds East, a distance of 166.80 feet;

THENCE south 61 degrees, 53 minutes, 33 seconds East, a distance of 30.53 feet;

THENCE South 00 degrees, 54 minutes, 59 seconds East, a distance of 282.19 feet to a point on the North line of Bell Road, which is parallel with and 65.00 feet North of said South line of Section 32;

THENCE South 89 degrees, 05 minutes, 01 second West, along said North line, a distance of 193.50 feet to the TRUE POINT OF BEGINNING.

Parcel No. 2:

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitations of the following;

Declaration of Restrictions and Grant of Easements recorded as Instrument No* 95-0589676 and amended by Instrument No. 97-0257170.

Parcel No, 3:

Easements, terms, conditions, and obligations as set forth in Grant of Easement for Ingress and Egress and Public Utilities, recorded September 27, 1995 in Instrument No. 95-0589678.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 164

228. FEE PARCEL DESCRIPTION: UNIT 5303

Lot 2, CHANDLER GATEWAY WEST, according to Book 474 of Maps, Page 2, records of Maricopa County, Arizona.

Together with the non-exclusive rights, and subject to the terms, conditions, provisions and limitation of the following: All matters contained in Declaration of Covenants, Conditions, Restrictions and Easements recorded in Instrument No. 98-0622586A and Property Owner’s Agreement recorded in Instrument No, 00-0096265

229. FEE PARCEL DESCRIPTION: UNIT 5501

Part of the Northeast Quarter and part of the Northwest Quarter of Section 16, Township 14 North, Range 4 East of the Second Principal Meridian in Marion County, Indiana, more particularly described as follows:

COMMENCING at the Southeast corner of the Northeast Quarter of Section 16; thence North 00 degrees 37 minutes 45 seconds East (assumed bearing) (570.79 feet deed) 637.35 feet measured along the East line of said Quarter Section; thence North 89 degrees 22 minutes 15 seconds West 25.00 feet to the Westerly right of way line of Interstate Highway Number 65 as conveyed to the State of Indiana recorded as Instrument No. 70-56508, in the Office of the Recorder of Marion County, Indiana; thence North 48 degrees 01 minute 15 seconds West 1827.00 feet along the said Westerly right of way line to the POINT OF BEGINNING, which point is the Northerly most corner of a parcel of land conveyed to Edward Rose of Indiana recorded as Instrument No. 89-23352, in the said Recorder’s Office;

Thence South 34 degrees 54 minutes 56 seconds West along the Northern line of said described parcel of land 532.67 feet; thence North 71 degrees 48 minutes 15 seconds West along said Northerly line 348.92 feet; thence North 00 degrees 58 minutes 57 seconds East 623.26 feet to the Westerly right of way line of Interstate Highway Number 65 as conveyed to the State of Indiana recorded as Instrument No. 70-56507 in said Recorder’s Office; thence South 85 degrees 57 minutes 28 seconds East along said right of way line 166.80 feet; thence South 58 degrees 18 minutes 26 seconds East along said Westerly line 539.78 feet to the POINT OF BEGINNING.

230. FEE PARCEL DESCRIPTION: UNIT 5502

A part of the Southwest Quarter of Section 12, Township 17 North, Range 4 East, Delaware Township, Hamilton County, Indiana, being more particularly described as follows:

COMMENCING at the Southwest corner of the Southwest Quarter of Section 12, Township 17 North, Range 4 East, Hamilton County, Indiana; thence North 00 degrees 07 minutes 30 seconds West on the West line of said Southwest Quarter 175.36 feet; thence North 89 degrees 52 minutes 30 seconds East 16.50 feet to a point on the Northerly limited access right of way line of East 96th Street; thence South 78 degrees 00 minutes 13 seconds East on said right of way line 331.20 feet to a point on the Westerly limited access right of way line of Interstate Route 69; thence the following four calls on said right of way line: 1) North 34 degrees 38 minutes 31 seconds East 473.09 feet; 2) North 58 degrees 43 minutes 24 seconds East 331.66 feet to the POINT OF BEGINNING of the herein described real estate, said point also being on the Easterly line of Instrument No. 95-8541 in the Office of the Recorder of Hamilton County, Indiana;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 165

3) continuing North 58 degrees 43 minutes 24 seconds East 329.94 feet to a curve having a radius of 1372.39 feet, the radius point of which bears North 44 degrees 24 minutes 19 seconds West; 4) Northeasterly on said curve an arc distance of 40.97 feet to a point which bears South 46 degrees 06 minutes 57 seconds East from said radius point, said point also being a corner of the real estate described in Instrument No. 98-58860 in said Recorder’s Office; thence North 51 degrees 38 minutes 20 seconds West on the Southwesterly line of said real estate 432.86 feet to a point on the 35 foot Southeasterly right of way line of Crosspoint Boulevard, said point being on a non-tangent curve having a radius of 607.96 feet, the radius point of which bears North 36 degrees 44 minutes 12 seconds West; thence Southwesterly on said curve an arc distance of 134.66 feet to a point which bears South 24 degrees 02 minutes 44 seconds East from said radius point, said point also being a corner of said real estate described in Instrument No. 95-8541; thence South 19 degrees 48 minutes 54 seconds East on the Easterly line of said real estate 426.29 feet to the POINT OF BEGINNING.

Also known as Cheeseburger in Paradise Subdivision Lot One as per plat thereof recorded December 21, 2004 in Plat Cabinet 3 Slide 545, Instrument No. 200400085635.

231. FEE PARCEL DESCRIPTION: UNIT 5505

TRACT I:

A part of the Southeast Quarter of Section 4, Township 11 North, Range 9 West, Honey Creek Township, Vigo County, within the corporate limits of the City of Terre Haute, Indiana, more particularly described as follows:

BEGINNING at a found iron pin, with aluminum cap, on the East right-of-way line of U.S. Route 41 which is S 0°-08’ E a distance of 1039.81 feet from the intersection of the East right-of-way line of US Route 41 with the centerline of Johnson Avenue as extended Eastward; thence N 0°-08’ W, along and with the East right-of-way line of U.S. Route 41, a distance of 75.00 feet to an iron pin, with aluminum cap, set this survey; thence East a distance of 190.00 feet to an iron pin, with aluminum cap, set this survey; thence S 0°-08’ E. a distance of 75.00 feet to a found iron pin, with aluminum cap; thence continuing S 0°-08’ E a distance of 286.90 feet to a found iron pin, with aluminum cap, on the North right-of-way line of McCalister Lane, a public road; thence S 89°-32.2’ W, along and with the North right-of-way line of McCalister Lane, a distance of 111.28 feet to a found iron pin, with aluminum cap, on the East right-of-way line of US Route 41; thence N 58°-49’ W, along and with the East right-of-way line of U.S Route 41, a distance of 92.15 feet to a found iron pin, with aluminum cap; thence N 0°-08’ W, along and with the East right-of-way line of U.S. Route 41, a distance of 240.09 feet to the POINT OF BEGINNING.

TRACT II:

Also together with all rights and appurtenances appertaining in and to that certain easement between Showbiz Pizza Place, Inc. and Morris Landsbaum, dated November 23, 1983 and recorded November 28, 1983, in Deed Record 395, Page 329-1.

Also together with all rights and appurtenances appertaining in and to that certain easement between Towne South Plaza Associates, a New York Limited Partnership and Morris Landsbaum, dated February 14, 1984 and recorded April 5, 1984, in Deed Record 396, Page 461-1.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 166

Also together with all rights and appurtenances appertaining in and to that certain easement between Towne South Plaza Associates, a New York Limited Partnership and Morris Landsbaum, dated February 14, 1984 and recorded April 5, 1984, in Deed Record 396, Page 462-1.

232. FEE PARCEL DESCRIPTION: UNIT 5506

Lot 14 and Lot 15 in Eagle Crest Subdivision, Section 2, as per plat thereof, recorded in Plat Book O, page 152, in the Office of the Recorder of Vanderburgh County, Indiana, EXCEPTING, however the following part of Lot 15:

BEGINNING at the South most corner of Lot 15; thence along the Southwesterly line of said Lot 15, North 49 degrees 35 minutes 54 seconds West a distance of 64.98 feet; thence North 47 degrees 58 minutes 06 seconds East a distance of 112.85 feet to a point; thence South 49 degrees 43 minutes 47 seconds East a distance of 65 feet to a point; thence South 47 degrees 58 minutes 06 seconds West a distance 113.00 feet to the POINT OF BEGINNING.

233. FEE PARCEL DESCRIPTION: UNIT 6006

Parcel 1 (Fee):

A parcel of land being portions of Lots 4 to 6, Block J, and Lots 27 to 29, Block K, and that certain 20-foot abandoned alley lying between said Blocks J and K as all are shown on the Plat of Coral Springs University Drive Subdivision, as recorded in Plat Book 60, Page 42, of the Public Records of Broward County, Florida, and being more particularly described as follows:

Commencing at the Southwest corner of Lot 10 of said Block J; thence North 01° 06’ 25” West, along the West line of Lots 6 to 10, a distance of 238.12 feet to the POINT OF BEGINNING; thence continue along the West line of said Lots 4 to 6, North 01° 06’ 25” West, 111.88 feet to the Northwest corner of said Lot 4; thence South 89° 38’ 29” East along the North line and Easterly extension of said Lot 4, 457.00 feet, to a point on the East line of said Lot 29; thence South 01° 06’ 25” East, along the East line of Lots 28 to 29, 149.94 feet; thence South 88° 53’ 35” West, 159.95 feet; thence North 01° 06’ 25” West, 49.75 feet; thence South 88° 53’ 35” West, 296.90 feet to the POINT OF BEGINNING.

Parcel 2 (Easement):

Together with the uses and benefits of the ingress, egress and parking easements described at paragraph 3.1 of that certain Declaration of Restrictions and Grant of Easement, recorded March 5, 1996, in Official Records Book 24568, Page 440, of the Public Records of Broward County, Florida.

Parcel 3 (Easement):

Together with those easements which benefit the Insured property as created by and set forth in Declaration of Easement recorded in Official Records Book 21061, Page 481, Public Records of Broward County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 167

Parcel 4 (Easement):

Together with those easements which benefit the insured property as created by and set forth in Reciprocal Easement Agreement recorded in Official Records Book 13911, Page 32, Public Records of Broward County, Florida.

234. FEE PARCEL DESCRIPTION: UNIT 6607

Parcel I:

A parcel of land lying in Section 35, Township 24 South, Range 36 East, Brevard County, Florida and being more fully described as follows:

Commence at the North 1/4 corner of said Section 35; thence North 89°19’10” East, along the North line of the Northeast 1/4 of said Section 35, a distance of 63.24 feet to an intersection with the Easterly Right-of-Way line of State Road No. 3 (a 100.00 foot Right-of-Way per S.R.D. Right-of-Way Map Section 70140-2505); thence South 00°32’50” East, along said Easterly Right-of-Way Line, a distance of 1197.68 feet to a point 190.30 feet Northerly, as measured along said Easterly Right-of-Way Line, of the Northwest corner of an additional Right-of-Way Parcel as described in Official Records Book 851, Page 216, of the Public Records of Brevard County, Florida, said point being the POINT OF BEGINNING of the lands herein described; thence departing said Easterly Right-of-Way Line, North 89°27’10” East, a distance of 25.92 feet to a Point-of-Curvature of a 95.00 foot radius concave to the Northwest; thence Northeasterly, along an arc of said curve, through a central angle of 50°27’10”, an arc distance of 83.65 feet to a Point-of-Reverse curvature of a 25.00 foot radius curve concave to the Southeast; thence Northeasterly, along an arc of said curve, through a central angle of 35°34’07”, an arc distance of 15.52 feet to a Point-of-Tangency; thence North 74°34’08” East, a distance of 302.98 feet to a Point-of-Curvature of a 25.00 foot radius curve concave to the Southwest; thence Southeasterly along an arc of said curve, through a central angle of 66°13’33”, an arc distance of 28.90 feet to a Point-of-Tangency; thence South 39°12’19” East, a distance of 38.22 feet to a point on the Northerly Right-of-Way line of Palmetto Avenue, a 50.00 foot wide Right-of-Way per the “Replat of Hopewell Farms and Merritt Park No 2” per Plat Book 8, Page 28, of said Public Records; thence South 50°47’41” West, along said Northerly Right-of-Way line, a distance of 436.21 feet to the Northeast corner of said lands per Official Records Book 851, Page 216; thence South 89°27’10” West, along the North line of said lands, a distance of 114.03 feet to a point on said Easterly Right-of-Way line of State Road No 3; thence North 00°32’50” West, along said Easterly Right-of-Way line, a distance of 190.30 feet to the POINT OF BEGINNING.

Parcel II:

Non-exclusive easements for ingress, egress, and parking as described in Reciprocal Easement and Operation Agreement, dated January 7, 1993, recorded June 22, 1993 in Official Records Book 3299, Page 4653; as affected by:

First Amendment to Reciprocal Easement and Operation Agreement dated April 13, 1994, recorded April 20, 1994 in Official Records Book 3385, Page 1303, and re-recorded June 24, 1994, in Official Records Book 3402, Page 1765, Brevard County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 168

235. FEE PARCEL DESCRIPTION: UNIT 6013

That part of the North 312.80 feet of the South 862.80 feet of the Southeast 1/4 of the Northeast 1/4 of Section 12, Township 29 South, Range 23 East, Polk County, Florida, lying West of State Road No. 37 (South Florida Avenue) and being further described as follows:

Commence at the Southwest corner of the Southeast 1/4 of the Northeast 1/4 of said Section 12, thence N.00°14’17”W., 718.30 feet, along the West line of the Southeast 1/4 of the Northeast 1/4 of said Section 12,; thence leaving said line, N.89°42’34”E., 37.65 feet to the POINT OF BEGINNING; thence N.00°14’l7”W., 144.50 feet; thence N 89°42’34”E., 510.53 feet to the West Right-of-Way line of State Road No. 37 (South Florida Avenue); thence, along said Right-of-Way line, S.28°24’00”W., 185.32 feet; thence, leaving said line, N.61°36’00”W., 37.63 feet; thence S.89°42’34”W., 388.68 feet to the POINT OF BEGINNING.

TOGETHER WITH Non-exclusive appurtenant easements as created by that certain Reciprocal Easement Agreement between Carrabba’s Italian Grill, Inc., a Florida corporation and Casual Restaurant Concepts, Inc., a Florida corporation recorded in Official Records Book 3828, page 593.

236. FEE PARCEL DESCRIPTION: UNIT 6015

A parcel of land lying in the Southwest 1/4 of Section 28, Township 29 South, Range 20 East, Hillsborough County, Florida, explicitly described as follows:

Commence at the Southeast corner of said Section 28; thence on the East boundary thereof North 00°55’08” West, a distance of 135.00 feet; thence departing said East boundary and on the North right-of-way line of Lumsden Road the following three (3) courses: (1) South 89°07’43” West, a distance of 2635.08 feet; thence (2) South 88°36’ 48” West, a distance of 1341.56 feet; thence (3) South 88°39’15” West, a distance of 44.72 feet; thence departing said right-of-way line North 01°20’45” West, a distance of 377.08 feet to the Point of Beginning; thence South 88°39’15” West, a distance of 50.00 feet; thence North 45°55’08” West, a distance of 373.70 feet to the Easterly right-of-way line of Providence Road; thence on said right-of-way line the following three (3) courses: (1) North 44°04’52” East, a distance of 242.57 feet; (2) thence North 45°55’52” West, a distance of 18.48 feet; (3) thence North 44°04’08” East, a distance of 70.02 feet; thence departing said right- of-way line, South 45°55’52” East, a distance of 215.02 feet; thence South 44°04’08” West a distance of 67.91 feet; thence South 01°20’45” East, a distance of 297.98 feet to the Point of Beginning.

Together with those easements and rights of way set forth in the Declaration of Restrictions and Easements set forth in that certain instrument, recorded in Official Records Book 8293, Page 501, amended by instrument recorded in Official Records Book 8437, Page 1514, Official Records Book 8542, Page 1868, Official Records Book 8711, Page 545 and Official Records Book 9484, Page 1804, of the public records of Hillsborough County, Florida.

Together with non-exclusive appurtenant easement as created by that certain Sign Easement recorded in Official Records Book 9651, Page 567, amended by instrument recorded in Official Records Book 9938, Page 797, of the public records of Hillsborough County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 169

237. FEE PARCEL DESCRIPTION: UNIT 6020

Lot 1, CARRABBA’S ITALIAN GRILL SUBDIVISION, according to the plat thereof, as recorded in Plat Book 119, page 39, of the Public Records of Pinellas County, Florida.

238. FEE PARCEL DESCRIPTION: UNIT 6021

PARCEL I:

A tract of land lying in Section 16, Township 1 North, Range 1 East, Leon County, Florida, more particularly described as follows:

Commence at a concrete monument #1254 marking the Northeast corner of the Northwest Quarter of said Section 16 and run North 89 degrees 49 minutes 06 seconds West 1025.47 feet, thence South 00 degrees 10 minutes 54 seconds West 667.88 feet to a wrench marking the Northwest corner of property described in Official Records Book 1191, Page 1785, also marking the Northeast corner of property described in Official Records Book 1569, Page 601, both of the Public Records of Leon County, Florida, thence North 89 degrees 35 minutes 41 seconds West along the North boundary of said property described in Official Records Book 1569, Page 601, a distance of 594.99 feet to a concrete monument #1254 marking the Northeast corner of property described in Official Records Book 1145, Page 2266, of the Public Records of Leon County, Florida; thence South 02 degrees 15 minutes 20 seconds East along the Easterly boundary of said property 119.00 feet to a concrete monument marking the most Northerly corner of property described in Official Records Book 1208, Page 2100, of the Public Records of Leon County, Florida; thence South 38 degrees 59 minutes 58 seconds East 104.39 feet to a concrete monument LB #732 marking the most Northerly corner of property described in Official Records Book 1208, Page 2103, of the Public Records of Leon County, Florida for the POINT OF BEGINNING. From said POINT OF BEGINNING run South 51 degrees 00 minutes 02 seconds West along the Northerly boundary of said property 194.81 feet to a concrete monument on the Easterly Right-of-Way boundary of Capital Circle N.E. (State Road No. 261), thence South 38 degrees 07 minutes 18 seconds East along said Right-of-Way boundary 69.61 feet to a Department of Transportation iron pin, thence South 38 degrees 59 minutes 58 seconds East along said Right-of-Way boundary 84.95 feet to an iron pin #LB 732, thence leaving said Right-of-Way boundary run North 51 degrees 00 minutes 02 seconds East 195.87 feet to a nail and cap #LB 732, thence North 38 degrees 59 minutes 58 seconds West 154.56 feet to the POINT OF BEGINNING.

PARCEL II:

Non-exclusive easements for parking, access and dumpster area contained in the Agreement for Access, Parking and Dumpster Easements Together with Restrictive Covenants by and between Dominic F. Esposito & Sons, Inc., a Florida corporation and Carrabba’s Italian Grill, Inc., a Florida corporation recorded in Official Records Book 2368, Page 819.

239. FEE PARCEL DESCRIPTION: UNIT 6029

Lot 2, VERO MALL, PD, A PLANNED DEVELOPMENT, according to the plat recorded in Plat Book 16, Page 78, of the Public Records of Indian River County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 170

TOGETHER WITH easements in favor of Lot 2 as set forth in the Declaration of Restrictions, Covenants and Conditions and Grant of Easements recorded April 18, 2002, in Official Records Book 1482, Page 2696, and as affected by First Amendment recorded in Official Records Book 1519, Page 2746, and Second Amendment recorded in Official Records Book 2088, Page 1085, all in the Public Records of Indian River County, Florida.

240. FEE PARCEL DESCRIPTION: UNIT 6035

Parcel I (a/k/a Parcel “A”):

That portion of Grove No. 1 of the 2nd Replat of Blocks 9-16 inclusive, of Overstreet’s Subdivision, Winter Haven, Florida, recorded in Plat Book 30, Page 5, Public Records of Polk County, Florida, being described as below:

Commence at the Southeast corner of Section 29, Township 28 South, Range 26 East, Polk County, Florida; thence North 00°16’00” West, along the East line of the Southeast 1/4 of the Southeast 1/4 of said Section 29, a distance of 30.00 feet; thence along the South and West lines of a parcel recorded in O.R. Book 4058, Page 889, Public Records of Polk County, Florida, the following six courses (1) North 89°59’41” West, along the South line of said Grove No. 1, a distance of 1221.33 feet to the point of curvature of a curve to the right having a radius of 47.00 feet, a central angle of 72°00’50” a chord bearing of North 54°00’40” West, and a chord distance of 55.26 feet; (2) Northwesterly along the arc of said curve 59.07 feet to a point of compound curvature of a curve to the right having a radius of 195.00 feet, a central angle of 17°38’10” a chord bearing of North 09°11’10” West, and a chord distance of 59.79 feet; (3) Northwesterly along the arc of said curve 60.02 feet; (4) North 00°22’05” West, 109.50 feet (5) South 89°37’55” West, 13.00 feet to the West line of aforesaid Grove No. 1; (6) North 00°22’05” West, along said West line of Grove No. 1, and the West line of a parcel recorded in O.R. Book 4191, Page 45, Public Records of Polk County, Florida, 868.28 feet to the North line of said parcel recorded in O.R. Book 4191, page 45; thence along said North line of a parcel recorded in O.R. Book 4191, Page 45; the following two courses (1) South 89°31’56” East, 4.00 feet to the Point of Beginning; (2) South 89°31’56” East, 191.00 feet; thence South 00°22’05” East, parallel with the aforesaid West line of a parcel recorded in O.R. Book 4191, Page 45, a distance of 229.25 feet; thence North 89°59’41” West, parallel with aforesaid South line of a parcel recorded in O.R. Book 4058, Page 889, a distance of 165.67 feet; thence North 54°46’37” West, 16.37 feet; thence North 00°22’05” West, parallel with aforesaid West line of a parcel recorded in O.R. Book 4191, Page 45, a distance of 15.39 feet; thence North 89°59’41” West, parallel with aforesaid South line of a parcel recorded in O.R. Book 4058, Page 889, a distance of 12.00 feet; thence North 00°22’05” West, parallel, with aforesaid West line of a parcel recorded in O.R. Book 4191, Page 45, a distance of 205.96 feet to the Point of Beginning.

Parcel II:

Non-Exclusive easements for the benefit of Parcel I a/k/a Parcel “A” as created by Declaration of Covenants, Conditions and Restrictions dated March 23, 2000, by and between Faison-Winter Haven LLC, a North Carolina limited liability company and Lowe’s Home Centers, Inc., a North Carolina corporation, recorded March 24, 2000 in O.R. Book 4425, Page 1026, and Amendment to Declaration of Covenants, Conditions and Restrictions recorded in O.R. Book 4677, Page 2131, and Second Amendment to Declaration of Covenants, Conditions and Restrictions recorded in O.R. Book 5839, Page 832, Public Records of Polk County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 171

241. FEE PARCEL DESCRIPTION: UNIT 6048

PARCEL I: (Fee Simple)

A portion of the Southeast 1/4 of Section 10, Township 28 South, Range 17 East, including a portion of Tract F shown on the Condominium Plat of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida, and all of said land being more particularly described as follows:

From the Southeast corner of Section 10, Township 28 South, Range 17 East, Hillsborough County, Florida; run thence North 00°21’33” East, 535.61 feet along the East boundary of said Section 10; thence North 89°40’49” West, 88.00 feet to the West right-of-way line of Sheldon Road for a POINT OF BEGINNING; thence North 89°40’49” West, 2.00 feet to the Northeast corner of Lot 1, of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida; thence North 89°40’49” West, 274.96 feet along the North boundary of Lots 1 through 6 inclusive of said SHELDON WEST; thence South 84°52’59” West, 155.06 feet along the North boundary of Lots 6, 7 and 8 of SHELDON WEST; thence North 89°54’05” West, 110.68 feet along the North boundary of Lots 8, 9 and 10 of said SHELDON WEST; thence North 00°21’33” East, 506.79 feet along the West boundary of the East 630.00 feet of the Southeast 1/4 of said Section 10, (also being along the East boundary of CYPRESS PARK GARDEN HOMES, a Condominium filed in Condominium Plat Book 5, Page 33, Public Records of Hillsborough County, Florida) to the South boundary of an access easement as recorded in Official Records Book 9135, Page 931, Public Records of Hillsborough County, Florida; thence South 89°10’19” East, 542.01 feet along the South boundary of said easement to the West right-of-way line of Sheldon Road; thence South 00°21’33” West, 486.87 feet along said West right-of-way line to the Point of Beginning;

LESS AND EXCEPT the following parcel described as a portion of the Southeast 1/4 of Section 10, Township 28 South, Range 17 East, including a portion of Tract F shown on the Condominium Plat of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida, and all of said land being more particularly described as follows:

From the Southeast corner of Section 10, Township 28 South, Range 17 East, Hillsborough County, Florida; run thence North 00°21’33” East, 535.61 feet along the East boundary of said Section 10; thence North 89°40’49” West, 88.00 feet to the West right-of-way line of Sheldon Road for a POINT OF BEGINNING; thence North 89°40’49” West, 2.00 feet to the Northeast corner of Lot 1, of SHELDON WEST, a condominium filed in Condominium Plat Book 2, Page 25, Public Records of Hillsborough County, Florida; thence North 89°40’49” West, 219.00 feet along the North boundary of Lots 1 through 5 inclusive of said SHELDON WEST for a POINT OF BEGINNING; thence continue North 89°40’49” West, 55.96 feet along the North boundary of Lot 5 of said SHELDON WEST; thence South 84°52’59” West, 155.06 feet along the North boundary of Lots 6, 7 and 8 of SHELDON WEST; thence North 89°54’05” West, 110.68 feet along the North boundary of Lots 8, 9 and 10 of said SHELDON WEST; thence North 00°21’33” East, 506.79 feet along the West boundary of the East 630.00 feet of the Southeast 1/4 of said Section 10, (in part along the East boundary of CYPRESS PARK GARDEN HOMES, a Condominium filed in Condominium Plat Book 5, Page 33, Public Records of Hillsborough County, Florida) to the South boundary of an access easement as recorded in Official Records Book 9135, Page 931, Public Records of Hillsborough County, Florida; thence South 89°10’19” East, 294.00 feet along the South boundary of said easement; thence South 00°21’33” West, 42.54 feet to a point of curvature; thence Southerly 52.56 feet along the arc of a curve to the left having a radius of 100.00 feet,

Legal Descriptions

Subordination Agreement

Exhibit A – Page 172

a central angle of 30°07’02” and a chord bearing and distance of South 14°41’58” East, 51.96 feet to a point of reverse curvature; thence Southerly 52.56 feet along the arc of a curve to the right having a radius of 100.00 feet, a central angle of 30°07’02” and a chord bearing and distance of South 14°41’58” East, 51.96 feet to a point of tangency; thence South 00°21’33” West, 346.15 feet to the Point of Beginning;

PARCEL II: (Easement)

Non-exclusive easement for access contained in the Access Easement Agreement recorded in Official Records Book 9135, Page 931, as amended by the Amendment thereto recorded in Official Records Book 10548, Page 1946, re-recorded in Official Records Book 10594, Page 1849, Public Records of Hillsborough County, Florida.

PARCEL III: (Easement)

Non-exclusive easement for drainage contained in Drainage Easement recorded in Official Records Book 3898, Page 559; as assigned to Outback Steakhouse of Florida, Inc., a Florida corporation, by Assignment of Drainage Easement recorded in Official Records Book 11130, Page 612, Public Records of Hillsborough County, Florida.

PARCEL IV: (Easement)

Non-exclusive easement for drainage contained in the Drainage Easement recorded in Official Records Book 11130, Page 615, Public Records of Hillsborough County, Florida.

PARCEL V: (Easement)

Non-exclusive easement for drainage contained in the following instruments: (i) Parcel 6 Drainage Easement recorded in Official Records Book 9489, Page 1554; (ii) the Amendment thereto recorded in Official Records Book 9696, Page 1946; and (iii) the Second Amendment thereto recorded in Official Records Book 10995, Page 263, all in the Public Records of Hillsborough County, Florida.

PARCEL VI: (Easement)

Non-exclusive easement for drainage contained in the Drainage Easement recorded in Official Records Book 11130, Page 623, Public Records of Hillsborough County, Florida.

PARCEL VII: (Easement)

Easements which benefit the insured property as created by and set forth in Declaration of Covenants, Restrictions and Easements for “Outback Plaza at Citrus Park” recorded in Official Records Book 13513, Page 1374, Public Records of Hillsborough County, Florida.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 173

242. FEE PARCEL DESCRIPTION: UNIT 6025

PARCEL 1:

Lot 1, TOWNSGATE WEST, according to map or plat thereof recorded in Plat Book 73, page 44, of the public records of Hillsborough County, Florida; LESS that portion as taken by the State of Florida Department of Transportation in Stipulated Final Judgment in Official Records Book 8159, page 512.

PARCEL 2:

TOGETHER WITH those certain non-exclusive easements for drainage and retention areas for the benefit of the above described parcel as created by and set forth in Exhibit D of that certain Easement Agreement executed by and between Whitestone Plant City Partners, a Florida general partnership, Inland Southern Development Corporation, a Florida corporation, and Inland Townsgate Limited Partnership, a Florida limited partnership recorded in Official Records Book 5295, page 1857, of the public records of Hillsborough County, Florida, LESS AND EXCEPT that part described in Order of Taking recorded in Official Records Book 7936, page 234, public records of Hillsborough County, Florida; ALSO LESS AND EXCEPT that part described in Stipulated Order of Taking recorded in Official Records Book 7917, page 491, public records of Hillsborough County, Florida, ALSO LESS AND EXCEPT that part described in Final Judgment recorded in Official Records Book 8159, page 512, public records of Hillsborough County, Florida.

PARCEL 3:

TOGETHER with those certain non-exclusive easements for drainage, ingress/egress and utilities for the benefit of Parcel 1 above as created by and set forth in that certain Declaration of Easements and Maintenance Agreement executed by and between Northlake Development, Inc., a Florida corporation and Northlake Drainage Association, Inc., a Florida not-for-profit corporation recorded in Official Records Book 7371, page 670, public records of Hillsborough County, Florida; LESS AND EXCEPT that part described in Stipulated Order of Taking recorded in Official Records Book 7917, page 491, public records of Hillsborough County, Florida and Stipulated Final Judgment recorded in Official Records Book 8159, page 512, public records of Hillsborough County, Florida.

243. FEE PARCEL DESCRIPTION: UNIT 6116

ALL THAT TRACT or parcel of land lying and being in Land Lot 23 of the 1st District, 5th Section, City of Douglasville, Douglas County, Georgia, according to a survey for Carrabba’s Italian Grill and First American Title Insurance Company, prepared by Armstrong Land Surveying, Inc. by Robert T. Armstrong (GRL 1901) dated February 7, 2006, and being more particularly described according to said survey as follows:

Commencing at a one-half inch rebar found at the northeast corner of Land Lot 23; run thence southwesterly along the southeasterly right-of-way of the I-20 east bound On-Ramp (right-of-way varies) South 52 degrees 41 minutes 44 seconds West, a distance of 297.77 feet to a one-half inch rebar found; run thence along said right-of-way line South 52 degrees 44 minutes 24 seconds West, a distance of 61.61 feet; said point being the TRUE PLACE OR POINT OF BEGINNING. FROM THE TRUE PLACE OR POINT OF BEGINNING AS THUS ESTABLISHED, run thence along said right-of-way line North 52 degrees 44 minutes 24 seconds East, a distance of 48.81 feet to a five-eights inch rebar set;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 174

leaving aforesaid right-of-way line, run thence South 87 degrees 08 minutes 54 seconds East, a distance of 69.65 feet to a five-eights inch rebar set; run thence South 03 degrees 06 minutes 43 seconds West, a distance of 10.57 feet to a five-eighths inch rebar set; run thence South 87 degrees 14 minutes 04 seconds East, a distance of 160.30 feet to a five-eighths inch rebar set; run thence South 00 degrees 57 minutes 39 seconds West, a distance of 132.02 feet to a concrete monument found; run thence South 00 degrees 11 minutes 18 seconds East, a distance of 146.85 feet to a one-half inch rebar set; run thence South 00 degrees 12 minutes 02 seconds East, a distance of 20.66 feet to a five-eighths inch rebar set; run thence South 88 degrees 55 minutes 05 seconds West, a distance of 194.85 feet to a five-eighths inch rebar set; run thence North 01 degree 05 minutes 24 seconds West, a distance of 205.91 feet to a five-eighths inch rebar set; run thence North 37 degrees 02 minutes 36 seconds West, a distance of 112.15 feet to a five-eighths inch rebar set; said point being the TRUE PLACE OR POINT OF BEGINNING. Said tract or parcel containing 65,341 square feet or 1.5 acres, more or less.

TOGETHER WITH the rights, privileges and easements granted under that certain Declaration of Restrictive Covenants, Conditions and Easements by Douglasville Day Centre (consented to by McDonald’s USA, LLC), dated August 31, 2005, filed of record September 2, 2005, recorded in Deed Book 2217, Page 858, Douglas County, Georgia records; as amended by Amendment to the Declaration of Restrictive Covenants, Conditions and Easements for Douglasville Day Centre, dated May 23, 2006, filed of record May 25, 2006, recorded in Deed Book 2365, Page 21, aforesaid county records; as further amended by that certain Second Amendment to Declaration of restrictive Covenants, Conditions and easements for Douglasville Day Centre by Douglasville Day Centre, LLC, as consented to by McDonald’s USA, LLC, Carrabba’s Italian Grill, Inc. and Texas Roadhouse Holdings, LLC, dated May X, 2007, filed of record May 14, 2007, as recorded in Deed Book 2560, Page 835, aforesaid county records.

TOGETHER WITH the rights, privileges and easements granted under that certain Right of way Easement in favor of Greystone Power Corporation from Douglasville Day Centre, LLC, dated Dec. 14, 2005, filed of record Jan. 24, 2006, as recorded in Deed Book 2298, page 440, aforesaid county records.

TOGETHER WITH the rights, privileges and easements granted under that certain Access easement from Douglasville day Centre LLC and Day Retail, LLC, dated May 4, 2007, filed of record May 7, 2007, as recorded in Deed Book 2556, page 889, aforesaid county records.

244. FEE PARCEL DESCRIPTION: UNIT 6302

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF STERLING HEIGHTS, MACOMB COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Part of the East 131.00 feet of Lot 44, Lakeside Subdivision No. 6, according to the recorded plat thereof, as recorded in Liber 73 of Plats, pages 15 and 16, Macomb County Records, described as that part of Lot 44:

Commencing at the Northwest corner of Lot 44; thence along the North lot line North 87°50’31” East, 49.00 feet to the Point of Beginning; thence continuing along said North lot line North 87°50’31” East, 75.00 feet; thence South 02°09’29” East, 439.50 feet to a point on the South lot line of said Lot 44; thence along said lot line South 87°50’31” West, 75.00 feet; thence North 02°09’29” West, 439.50 feet to the Point of Beginning.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 175

Parcel 2:

All of Lot 43 and that part of Lot 44 described as follows:

Beginning at the Northwest corner of Lot 44; thence along the North lot line North 87 degrees 50 minutes 31 seconds East, 49.00 feet; thence South 02 degrees 09 minutes 29 seconds East, 439.50 feet to the Southerly line of said Lot 44; thence South 87 degrees 50 minutes 31 seconds West, 4.00 feet; thence 45.02 feet along a curve to the left, said curve having a radius of 763.34 feet and central angle of 03 degrees 22 minutes 50 seconds and a chord bearing and distance of South 86 degrees 09 minutes 06 seconds West, 45.01 feet to the Southwest corner of said Lot 44; thence North 02 degrees 09 minutes 29 seconds West, 440.83 feet to the Point of Beginning, included in the plat of Lakeside Subdivision No. 6, according to the plat thereof, as recorded in Liber 73, pages 15 and 16 of Plats, Macomb County Records.

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions, provisions and limitations contained in the Operating Agreement recorded in Liber 2507, page 550, as affected by Affidavit recorded in Liber 2614, page 845, and as amended by First Amendment to Operating Agreement recorded in Liber 2627, page 952 and Second Amendment to Operating Agreement recorded in Liber 2793, page 209 and Supplemental Agreement recorded in Liber 2861, page 346.

Parcel ID: 10-01-102-008

Street Address: 13905 Lakeside Circle, Sterling Heights

245. FEE PARCEL DESCRIPTION: UNIT 6402

Lot 8R, Block A of 2nd Replat of Lot 8R and revised conveyance of Lots 9 & 10, Block A, Parkway Hills Addition, an addition to the City of Plano, Collin County, Texas, according to the plat thereof recorded in Volume N, Page 909, Map Records, Collin County, Texas.

246. FEE PARCEL DESCRIPTION: UNIT 6502

Part of the Northeast Quarter and part of the Northwest Quarter of Section 16, Township 14 North, Range 4 East of the Second Principal Meridian in Marion County, Indiana, more particularly described as follows:

COMMENCING at the Southeast corner of the Northeast Quarter of Section 16; thence North 00 degrees 37 minutes 45 seconds East (assumed bearing) (570.79 feet deed) 637.35 feet measured along the East line of said Quarter Section; thence North 89 degrees 22 minutes 15 seconds West 25.00 feet to the Westerly right of way line of Interstate Highway Number 65 as conveyed to the State of Indiana recorded as Instrument No. 70-56508, in the Office of the Recorder of Marion County, Indiana; thence North 48 degrees 01 minute 15 seconds West 1827.00 feet along the said Westerly right of way line to the POINT OF BEGINNING, which point is the Northerly most corner of a parcel of land conveyed to Edward Rose of Indiana recorded as Instrument No. 89-23352, in the said Recorder’s Office;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 176

Thence South 34 degrees 54 minutes 56 seconds West along the Northern line of said described parcel of land 532.67 feet; thence North 71 degrees 48 minutes 15 seconds West along said Northerly line 348.92 feet; thence North 00 degrees 58 minutes 57 seconds East 623.26 feet to the Westerly right of way line of Interstate Highway Number 65 as conveyed to the State of Indiana recorded as Instrument No. 70-56507 in said Recorder’s Office; thence South 85 degrees 57 minutes 28 seconds East along said right of way line 166.80 feet; thence South 58 degrees 18 minutes 26 seconds East along said Westerly line 539.78 feet to the POINT OF BEGINNING.

247. FEE PARCEL DESCRIPTION: UNIT 6903

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF LAFAYETTE, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

FEE PARCEL

That certain tract of land containing 1.280 acres, located in Section 62, Township 10 South, Range 4 East, City of Lafayette, Lafayette Parish, Louisiana being more fully described as follows:

Commencing at the intersection of the northerly right of way of Kaliste Saloom Road and the westerly right of way of Camellia Boulevard (POC); thence proceed along the northerly right of way of Kaliste Saloom Road a bearing of South 40°39’03” West a distance of 153.94 feet to a point; thence continue along the northerly right of way of Kaliste Saloom Road along a curve to the right having a radius of 34,337.50 feet, an arc length of 122.30 feet, a delta angle of 00°12’15”, a chord bearing of South 51°38’57” West and a chord distance of 122.30 feet to a point; thence continue along the northerly right of way of Kaliste Saloom Road a bearing of South 51°44’11” West a distance of 15.94 feet to a point, said point hereinafter to be known as the Point of Beginning (POB); thence proceed along the northerly right of way of Kaliste Saloom Road a bearing of South 51°44’11” West a distance of 172.90 feet to a point; thence proceed along a bearing of North 45°50’00” West a distance of 319.80 feet to a point, thence proceed along a bearing of North 48°00’28” East a distance of 171.78 feet to a point; thence proceed along a bearing of South 45°50’50” East a distance of 331.07 feet to the Point of Beginning.

SERVITUDE PARCEL

Together with rights granted in Non-Exclusive Access and Parking Easements pursuant to Non-Exclusive Access and Parking Easement Agreement by RR Company of America, L.L.C. to Carrabba’s Italian Grill, Inc. dated October 28, 2005, recorded under File No. 2005-00049221 on November 2, 2005, in the conveyance records.

248. FEE PARCEL DESCRIPTION: UNIT 7101

BEGINNING FOR THE SAME at a point on the southern right of way line of Maryland Route 103, where it intersects the western right of way line of Long Gate Parkway, thence running with the said western right of way line the following five courses and distances, viz:

1) South 32 degrees 22 minutes 52 seconds West 32.14 feet to a point,

2) South 09 degrees 31 minutes 44 seconds East 32.99 feet to a point,

Legal Descriptions

Subordination Agreement

Exhibit A – Page 177

3) North 38 degrees 16 minutes 17 seconds West 131.54 feet to a point,

4) 50.70 feet along the arc of a curve to the right, which curve is subtended by a chord bearing South 39 degrees 01 minutes 13 seconds West 50.70 feet, the curve being of radius 1940.00 feet, and

5) South 39 degrees 46 minute 08 seconds West 67.73 feet to the point, thence departing the said western right of way line and running with the line of division between Parcel K and Parcel J as shown on thePlat entitled “Long Gate Center, Parcels I, J & K” and recorded among the Land Records of Howard County, Maryland as Plat No. 12357, the following course and distances, viz:

6) North 50 degrees 13 minutes 52 seconds West 300.00 feet to a point, thence leaving said line and running for the following two courses and distances, viz:

7) North 39 degrees 46 minutes 08 seconds East 89.15 feet, thence

8) North 38 degrees 16 minutes 17 seconds East 187.53 feet to a point in the southern right of way line of the said Route 103, thence with the right of way line the following two courses and distances, viz:

9) 59.19 feet along the arc of a curve to the right, which curve is subtended by a chord bearing South 56 degrees 23 minutes 05 seconds East 59.19 feet, the curve being a radius of 2,435.00 feet and

10) South 55 degrees 41 minutes 19 seconds East 213.78 feet to the point of beginning encompassing 86,364 square feet or 1.983 acres of land, more or less.

BEINGall that parcel known as Parcel K on a Plat entitled “Long Gate Center, Parcels I, J & K” and recorded among the Land Records of Howard County, Maryland as Plat No. 12357.

TOGETHER WITH EASEMENTS APPURTENANT to the above described property as defined in Article VI, Shopping Center Easements” in that certain Declaration of Covenants recorded among the Land Records of Howard County, Maryland in Liber 3645, folio 105, as amended by First Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easement recorded among the aforesaid Land Records in Liber 3645, folio 176.

TOGETHER WITH the beneficial easements set forth in the following:

(a) Easement Agreement dated September 22, 1994 and recorded among the Land Records of Howard County in Liber 3354, folio 384 by and between 103-29 Limited Partnership, Woodberry Corporation, the Long Gate Parkway Limited Partnership; and

Legal Descriptions

Subordination Agreement

Exhibit A – Page 178

(b) Declaration of Maintenance Obligation for Use-In Common Access Area dated September 27, 1995 and recorded among the Land Records of Howard County in Liber 3589, folio 161 by 103-29 Limited Partnership and The Long Gate Parkway Limited Partnership.

Tax ID No. 02-381710

249. FEE PARCEL DESCRIPTION: UNIT 8101

Lot 1 of CORNERSTONE PLAZA, according to the map or plat thereof as recorded in Plat Book 88, Page 22 of the Public Records of Hillsborough County, Florida.

TOGETHER WITH those certain easements as set forth in Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 10225, Page 596, of the Public Records of Hillsborough County, Florida.

250. FEE PARCEL DESCRIPTION: UNIT 8002

Parcel “A” Fee Parcel:

Lots 2 and 3 of BIG BEAR COMMERCIAL PARK PHASE 1, according to the map or plat thereof as recorded in Plat Book 93, Page 20 of the Public Records of Hillsborough County, Florida, LESS AND EXCEPT that part of Lot 3 described as follows:

Begin at the Easternmost corner of Lot 4 of Big Bear Commercial Park Phase 1, according to a map or plat thereof, as recorded in Plat Book 93, Page 20 of the Public Records of Hillsborough County, Florida and run thence South 41°45’28” West, along the Southeasterly boundary of said Lot 4, a distance of 239.75 feet to the Southernmost corner of said Lot 4; thence departing said Southeasterly boundary, North 48°20’08” West, along the Southwesterly boundary of said Lot 4, a distance of 162.69 feet to a point of intersection with the Southerly right of way line of Dona Michelle Drive according to said map or plat of Big Bear Commercial Park Phase 1; thence departing said Southwesterly boundary, North 01°11’48” West, along said southerly right of way line, a distance of 93.30 feet to the beginning of a curve, said curve being concave to the Southeast and having a radius of 200.00 feet; thence Northerly, along the arc of said curve and said Southerly right of way line, a distance of 161.31 feet, said curve having a chord bearing of North 21°54’33” East and chord distance of 156.97 feet to a point of tangency; thence continue along said Southerly right of way line, North 45°00’53” East, a distance of 118.15 feet to a point of intersection with a line lying and being 94.32 feet East of and parallel with the common boundary between Lots 3 and 4 according to said map or plat of Big Bear Commercial Park Phase 1; thence departing said Southerly right of way line, South 48°20’08” East, along said parallel line, a distance of 272.85 feet to a point of intersection with the Southeasterly boundary of said Lot 3; thence departing said parallel line, South 41°45’28” West, along said Southeasterly boundary of Lot 3, a distance of 94.32 feet to the point of beginning.

Parcel “B” Easement Parcel

TOGETHER WITH non-exclusive easements, rights and interests appurtenant to Parcel “A” created and described in that certain Drainage Declaration (Including Covenants, Conditions, Restrictions and Easements) recorded June 6, 2002, in Official Records Book 11691, at Page 1738 of the Public Records of Hillsborough County, Florida, over, under, and across the lands described therein, LESS AND EXCEPT any portion thereof lying within hereinabove described Parcel “A”:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 179

Parcel “C” Easement Parcel:

TOGETHER WITH all easement rights appurtenant to Parcel A as described in that Easement Agreement recorded in Official Records Book 8986, at Page 1098 as supplemented by that Supplement to Easement Agreement recorded in Official Records Book 9783, page 468 both recorded in the Public Records of Hillsborough County, Florida.

Parcel “D” Easement Parcel:

TOGETHER WITH all easement rights appurtenant to Parcel A as described in that Grant of Easement recorded in Official Records Book 11723, page 1929 of the Public Records of Hillsborough County, Florida.

Parcel “E” Easement Parcel:

TOGETHER WITH all easement rights appurtenant to Parcel A as described in that Grant of Easement recorded in Official Records Book 11723, page 1943 of the Public Records of Hillsborough County, Florida.

Parcel “F” Easement Parcel:

TOGETHER WITH all easement rights appurtenant to Parcel A as described in that Declaration of Covenants, Conditions, Restrictions and Easements recorded in Official Records Book 12033, page 1202 of the Public Records of Hillsborough County, Florida.

251. FEE PARCEL DESCRIPTION: UNIT 8109

PARCEL I:

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Evesham, County of Burlington, State of New Jersey, and being more particularly described as follows:

BEG1NNNG at a point in the Westerly line of New Jersey State Highway Route 73 (126 feet wide) a distance of 618.92 feet Southwardly from a monument corner to lands now or formerly of Theodore Plaska (Block 36, Lot 4, Evesham Township Tax Map) said point also being in the division line between Lots 4.02 and 4.05, Block 36 on the Plan hereinafter mentioned and extending; thence

(1) South 89 degrees 07 minutes 43 seconds West along said division line a distance of 480.18 feet to a point said point being in the Township dividing line of the Township of Evesham (Burlington County) from the Township of Voorhees (Camden County); thence

(2) North 12 degrees 41 minutes 15 seconds West along said Township line a distance of 605.95 feet to a point in the line of lands now or formerly of Theodore Plaska (Lot 4, Block 36, Tax Map); thence

(3) North 86 degrees 42 minutes 36 seconds East along said lands of Plaska, a distance of 610.91 feet to a point in the Westerly line of New Jersey State Highway Route 73; thence

Legal Descriptions

Subordination Agreement

Exhibit A – Page 180

(4) South 00 degrees 18 minutes 23 seconds East along the Westerly line of New Jersey State Highway Route 73, a distance of 618.92 feet to the first mentioned point and place of beginning.

PARCEL II:

Together with rights under the Declaration of Cross Easements as set forth in Deed Book 3888 page 264; Amended & Restated Declaration of Cross Easement as set forth in Deed Book 6352, page 230; Supplement to Amended and Restated Declaration of Cross Easements as set forth in Deed Book 6352, page 259; First Amendment to Supplement to Amended and Restated Declaration of Cross Easements in Deed Book 6399, page 960 and First Amendment to Amended and Restated Declaration of Cross Easements as set forth in Deed Book 6399, page 968.

BEING shown and designated as Lot 4-BA, Block 36, on Plan of Minor Subdivision, Plate 6, Block 36, Lot 4, Evesham Township, Burlington County, prepared by Korab, McConnell & Dougherty Assoc., PA, dated 11/20/1985 and last revised 12/09/1987 and duly filed in the Burlington County Clerk’s Office on 10/12/1988 as Map #04807.

FOR INFORMATIONAL PURPOSES ONLY:

Premises described herein is designated as Lot 4.05 Block 36 on the Tax Map of the Township of Evesham, Burlington County, NJ

252. FEE PARCEL DESCRIPTION: UNIT 8302

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF STERLING HEIGHTS, MACOMB COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Part of the East 131.00 feet of Lot 44, Lakeside Subdivision No. 6, according to the recorded plat thereof, as recorded in Liber 73 of Plats, pages 15 and 16, Macomb County Records, described as that part of Lot 44:

Commencing at the Northwest corner of Lot 44; thence along the North lot line North 87°50’31” East, 49.00 feet to the Point of Beginning; thence continuing along said North lot line North 87°50’31” East, 75.00 feet; thence South 02°09’29” East, 439.50 feet to a point on the South lot line of said Lot 44; thence along said lot line South 87°50’31” West, 75.00 feet; thence North 02°09’29” West, 439.50 feet to the Point of Beginning.

Parcel 2:

All of Lot 43 and that part of Lot 44 described as follows:

Beginning at the Northwest corner of Lot 44; thence along the North lot line North 87 degrees 50 minutes 31 seconds East, 49.00 feet; thence South 02 degrees 09 minutes 29 seconds East, 439.50 feet to the Southerly line of said Lot 44; thence South 87 degrees 50 minutes 31 seconds West, 4.00 feet; thence 45.02 feet along a curve to the left, said curve having a radius of 763.34 feet and central angle of 03 degrees 22 minutes 50 seconds and a chord bearing and distance of South 86 degrees 09 minutes 06 seconds West, 45.01 feet to the Southwest corner of said Lot 44; thence North 02 degrees 09 minutes 29 seconds West, 440.83 feet to the Point of Beginning, included in the plat of Lakeside Subdivision No. 6, according to the plat thereof, as recorded in Liber 73, pages 15 and 16 of Plats, Macomb County Records.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 181

TOGETHER WITH the non-exclusive rights, and subject to the terms, conditions, provisions and limitations contained in the Operating Agreement recorded in Liber 2507, page 550, as affected by Affidavit recorded in Liber 2614, page 845, and as amended by First Amendment to Operating Agreement recorded in Liber 2627, page 952 and Second Amendment to Operating Agreement recorded in Liber 2793, page 209 and Supplemental Agreement recorded in Liber 2861, page 346.

Parcel ID: 10-01-102-008

Street Address: 13905 Lakeside Circle, Sterling Heights

253. FEE PARCEL DESCRIPTION: UNIT 8609

Situated in the Township of Boardman, County of Mahoning and State of Ohio: And known as being Sublot No. 4, in Tiffany Plat No. 4, a subdivision of a part of original Boardman Township Great Lot No. 30—3rd division, as shown by the recorded plat of said subdivision in Map Volume 74, Page 249, of the Mahoning County Records; together with two perpetual non-exclusive easements of ingress and egress, granted by Deed dated August 25, 1983, and filed for record on September 6, 1983, in Deed Volume 1498, Page 649, and Volume 1498, Page 653, of the Mahoning County Records of Deeds, respectively.

Being the same property as conveyed to Outback Steakhouse of Florida Inc., a Florida corporation by virtue of a Quit Claim Deed from Chi Chi’s Inc, a corporation organized and existing under the laws of Delaware dated February 22, 2005, recorded March 1, 2005, by Instrument No. 200500006621, as affected by that certain Declaration Regarding Merger recorded on November 23, 2011 as Volume 5933, Page 2136, Mahoning County, OH Deed Records

254. FEE PARCEL DESCRIPTION: UNIT 8705

All that certain tract or parcel of land situated in the City of Charlottesville, Virginia, at the northeasterly intersection of U.S. Route 29 and Seminole Court, more particularly described as Lot 1, Block C of Seminole Square, containing 1.482 acres, more or less, as shown and described on plat of William S. Roudabush, Inc., dated April 26, 1984, last revised July 30, 1984, and recorded in the Clerk’s Office of the Circuit Court of the City of Charlottesville in Deed Book 454, Pages 678 and 679.

TOGETHER WITH an appurtenant non-exclusive easement for access and parking across and on the property shown on the aforesaid plat in the shaded area adjoining the above lot and labeled “Parking Easement”, said easement being more particularly described in deed of record in the aforesaid Clerk’s Office in Deed Book 454, Page 674.

BEING the same property conveyed to Private Restaurant Properties, LLC, by deed dated June 14, 2007 and recorded April 7, 2008 in Deed Book 1183, Page 45.

Tax Map No. 41C003200

255. FEE PARCEL DESCRIPTION: UNIT 8908

ALL THAT CERTAIN lot or tract of ground being known as Lot No. 2 as shown on a Final Plan of North Pointe Center, as prepared by Rettew Associates, Inc., for High Associates, Ltd. on a drawing

Legal Descriptions

Subordination Agreement

Exhibit A – Page 182

dated April 27, 1988, being drawing No. 87-204-03FF, said plan being recorded in the Recorder of Deeds Office in and for Lancaster County, Pennsylvania in Plan Book J-160, page 30, situate in the Township of Manheim, County of Lancaster and Commonwealth of Pennsylvania, being more fully bounded and described as follows, to wit:

BEGINNING at a point at the Southern right of way line of North Pointe Boulevard at the common property corner of Lots 2 and 3; thence, from said point of beginning the following sixteen (16) courses and distances: (1) along said right of way of North Pointe Boulevard by a curve to the left, having a radius of 175.00 feet and an arc length of 82.36 feet to a point; thence (2) along said right of way of North Pointe Boulevard South 82 degrees 19 minutes 20 seconds East, a distance of 26.05 feet to a point; thence (3) along said right of way of North Pointe Boulevard by a curve to the right; having a radius of 180.00 feet and an arc length of 85.34 feet to a point; thence, (4) along said right of way of North Pointe Boulevard South 55 degrees 09 minutes 30 seconds East, a distance of 119.33 feet to a point; thence (5) by a curve, curving to the right, having a radius of 17.00 feet and a length of 26.70 feet to a point on the Western right of way of the Oregon Pike; thence (6) along said right of way of the Oregon Pike, South 34 degrees 50 minutes 30 seconds West, a distance of 113.27 feet to a point; thence (7) along said right of way line of the Oregon Pike, North 55 degrees 09 minutes 30 seconds West, a distance of 24.00 feet to a point; thence (8) along said right of way of the Oregon Pike, South 34 degrees 50 minutes 30 seconds West, a distance of 132.25 feet to a point; thence (9) along said right of way of the Oregon Pike, North 55 degrees 18 minutes 46 seconds West, a distance of 2.58 feet to a point; thence (10) along said right of way of the Oregon Pike on a curve, curving to the right, with a radius of 428.34 feet and a length of 360.40 feet to a point on the Northern right of way of a ramp leading to Route 30 West; thence (11) along said right of way of the ramp leading to Route 30 West, South 83 degrees 03 minutes 38 seconds West, a distance of 298.26 feet to a point; thence (12) along said right of way of the ramp leading to Route 30 West, North 76 degrees 08 minutes 03 seconds West, a distance of 268.61 feet to a point; thence (13) along the Southern boundary of Beverly Estates, North 79 degrees 31 minutes 40 seconds East, a distance of 317.39 feet to an iron pin; thence (14) along the Eastern Boundary of Beverly Estates, North 07 degrees 40 minutes 40 seconds East, a distance of 264.82 feet to a point; thence (15) South 82 degrees 19 minutes 20 seconds East, a distance of 247.66 feet to a point, thence (16) North 34 degrees 38 minutes 38 seconds East, a distance of 251.36 feet to a point, said point being the place of beginning.

CONTAINING 242,586.37 square feet or 5.5690 acres.

Together with all common use and interest in Easements as set forth in Declaration of Covenants, Easements, Conditions and Restrictions of The North Pointe Center dated November 7, 1990 by Oregon Pike Associates and recorded in Book 3033, Page 393. Together with all common use and interest in Easements as set forth in Cross Easement Agreement dated June 28, 1999 between Outback Steakhouse of Florida, Inc. and 120 North Pointe Associates recorded in Book 6308, Page 294.

Being the same premises Oregon Pike Associates and High Associates, Ltd. by Deed dated 02-23-1998 and recorded 02-25-1998 in Lancaster County in Instrument Number             conveyed unto Outback Steakhouse of Florida, Inc., a Florida Corporation, in fee.

Being the same premises which Outback Steakhouse of Florida, Inc., a Florida Corporation by Deed dated 4-11-2007 and recorded 7-5-2007 in Lancaster County in Instrument Number 5632567 conveyed unto Private Restaurant Properties, LLC, a Delaware limited liability company, in fee.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 183

256. FEE PARCEL DESCRIPTION: UNIT 9301

All that tract or parcel of land lying and being in the District of Knox County, Tennessee, and being more particularly described as follows:

SITUATED In District Six of Knox County, Tennessee, and within the 47th Ward of the City of Knoxville, Tennessee and being designated as Lot 2R1 of The Market Place Subdivision, as shown by plat titled “Resubdivision of Lot Number 2 of The Market Place Subdivision”, of record in Cabinet L, Slide 248-B, In the Office of the Register of Deeds for Knox County, Tennessee, and being more particularly described as follows:

BEGINNING at an iron rod set in the northerly right-of-way line of N. Peters Road at the point of curvature of the westerly right-of-way line of Market Place Boulevard, said point also being North 82 deg. 09 min. 35 sec. West, 81.90 feet from the centerline intersection of N. Peters Road and The Market Place Subdivision; thence along the northerly right-of-way line of N. Peters Road the following three (3) calls, 39.04 feet along a curve to the left having a radius of 2040.00 feet, a chord bearing of South 67 deg. 02 min. 49 sec. West, and a chord distance of 39.03 feet to an iron rod set; thence South 66 deg. 30 min. 00 sec. West, 80.76 feet to an Iron rod set; thence 31.67 feet along a curve to the right having a radius of 1410.00 feet, a chord bearing of South 67 deg. 08 min. 35 sec. West, and a chord distance of 31.67 feet to an Iron rod set at the common corner with Lot 1R3R of The Market Place Subdivision; thence, leaving the northerly right-of-way line of N. Peters Road along the common line with Lot 1R3R, North 12 deg, 37 min. 00 sec, West, 359.84 feet to an Iron rod set at the common line with Lot 2R2 of The Market Place Subdivision; thence leaving the common line of Lot 1R3R along the common line of Lot 2R2, said common line also being the centerline of a 25 foot wide joint permanent easement, North 76 deg. 10 min. 40 sec. East, 248.68 feet to a spike found in the westerly right-of-way line of Market Place Boulevard; thence leaving the common line with Lot 2R2 along the westerly right-of-way line of Market Place Boulevard the following six (6) calls, South 13 deg. 49 min. 20 sec. East, 12.50 feet to a spike found; thence South 58 deg. 49 min. 20 sec. East, 17.68 feet to a punch point in a concrete curb; thence 64.01 feet along a curve to the right having a radius of 170.79 feet, a chord bearing of South 02 deg. 43 min. 57 sec. West, and a chord distance of 63.64 feet to an Iron rod found; thence South 13 deg. 33 min. 12 sec, West, 50.00 feet to an iron rod found; thence 159.69 feet along a curve to the left having a radius of 317.89 feet a chord bearing of South 00 deg. 50 min. 17 sec. East, and a chord distance of 158.02 feet to an iron rod found; thence 72.28 feet along a curve to the right having a radius of 50.00 feet, a chord bearing of South 26 deg. 11 min. 01 sec. West, and a chord distance of 66.15 feet to the Point of Beginning.

BEING the same property conveyed to Private Restaurant Properties, LLC by Quit Claim Deed dated June 14, 2007, recorded in Instrument No. 200706290107530, in the Register’s Office for Knox County, Tennessee.

Easement Parcel

Together with those easements contained in that Declaration of Permanent Access Easement dated April 6, 1988, of record in Deed Book 1943, page 148, corrected and restated in Deed Book 1952, page 999, in the Register’s Office for Knox County, Tennessee and as shown centered inside northern lot line.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 184

257. FEE PARCEL DESCRIPTION: UNIT 9407

Parcel One

Being all of Lot 2-R containing 1.33 acres, more or less, as shown on a map entitled “Replat of Lots 1 & 2, Voncannon Property, Property of Barrel Boys, LLC, Sandhills Township, Moore County, North Carolina”, dated July 15, 2004, prepared by Stephen R. Sheffield & Associates P.A. which map was recorded in Plat Cabinet 11 at Slide 727 of the Moore County Public Registry, to which map and its recordation reference is hereby made for a more complete, accurate and particular description of said lot.

Parcel Two

Together with the non-exclusive rights, if any, and subject to the terms, conditions, provisions and limitations of that certain Cross Parking and Access Agreement recorded September 23, 2004 in Book 2650, Page 471, Moore County Registry.

258. FEE PARCEL DESCRIPTION: UNIT 9410

BEING a 1.5872 acre tract of land, more or less out of and a part of Lot “D”, Block Thirty-Six (36) of the CARTWRIGHT AND ROBERTS SUBDIVISION “A”, being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found for the northeast corner of said 3.5 acre tract of land and the northeast corner of a 0.608 of an acre tract of land conveyed to Snowden-Clark Company by Edward Snowden by deed dated July 20, 1981, and recorded in Volume 2327 at Page 238 of the Deed Records of Jefferson County, Texas, in the west right of way line of Interstate Highway No. 10, 300 foot right of way, from this corner a Texas Highway Department concrete monument found for the point of curvature in the west right of way line of Interstate Highway No. 10 bears North 00 degrees 32 minutes 46 seconds East, 22.52 feet;

THENCE South 89 degrees 29 minutes 17 seconds West with the north line of said 3.5 acre tract of land and the North line of said 0.608 of an acre tract of land, a distance of 203.93 feet to a 1/2 inch iron rod found for the northwest corner of said 3.5 acre tract of land and the northwest corner of said 0.608 of an acre tract of land and in the east right of way of Hillebrandt Bayou, 150 foot right of way;

THENCE South 07 degrees 27 minutes 25 seconds East with the west line of said 3.5 acre tract of land, the west line of said 0.608 of an acre tract of land and the east right of way line of Hillebrandt Bayou, a distance of 252.55 feet to a 5/8 inch iron rod found for the northwest corner of this tract of land and the Place of Beginning and the southwest corner of a 0.646 of an acre tract of land conveyed to Edward Snowden by Willard W. Clark Sr. by deed recorded at Film Code No. 100-13-1178 of the Official Public Records of Real Property of Jefferson County, Texas;

THENCE North 89 degrees 30 minutes 38 seconds East with the north line of this tract and with the south line of said 0.646 of an acre tract of land, a distance of 230.05 feet to a 1/2 inch iron rod set for the northeast corner of this tract of land and the southeast corner of said 0.646 of an acre tract of land in the east line of said 3.5 acre tract and in the west right of way line of Interstate Highway No. 10 and in a curve to the right in the right of way line of Interstate Highway No. 10 a radial bearing of North 86 degrees 29 minutes 13 seconds West;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 185

THENCE in a southerly direction with the east line of this tract, the east line of said 3.5 acre tract and a curve to the right in the west right of way line of Interstate Highway No. 10, having a central angle of 04 degrees 33 minutes 45 seconds, a radius of 3694.76 feet and a length of 294.21 feet and a chord bearing and distance of South 05 degrees 47 minutes 40 seconds West, 294.13 feet to a 1/2 inch iron rod set for the southeast corner of this tract of land a radial bearing of North 81 degrees 55 minutes 28 seconds West;

THENCE South 89 degrees 30 minutes 38 seconds West with the south line of this tract of land, a distance of 238.98 feet to a 1/2 inch iron rod found for the southwest corner of this tract of land and in the west line of said 3.5 acre tract of land and in the east right of way line of Hillebrandt Bayou;

THENCE North 07 degrees 31 minutes 02 seconds East with the west line of this tract, the west line of said 3.5 acre tract and the east right of way line of Hillebrandt Bayou, a distance of 295.24 feet to the Place of Beginning containing within said boundaries, 1.5872 acres of land, more or less.

259. FEE PARCEL DESCRIPTION: UNIT 9414

TRACT I: FEE SIMPLE

Lot 6, Block A of Fairview Farm Marketplace, an addition to the City of Plano, Collin County, Texas, according to the plat thereof recorded in Cabinet N, Page 22, Map Records, Collin County, Texas.

TRACT II (EASEMENT ESTATE)

Those easement rights created in that certain Construction, Operation and Reciprocal Easement Agreement executed by and between Fairview Farm Land Company, Ltd. and Costco Wholesale Corporation, dated February 2, 2000, filed for record February 3, 2000 and recorded in Volume 4596, Page 19, Land Records, Collin County, Texas.

TRACT III (EASEMENT ESTATE)

Those easement rights created in that certain Non-Exclusive Parking Easement Agreement executed by and between Cypress/UE Plano I, L.P. and Fairview Farm Land Co., Ltd. dated September 21, 2001, filed for record September 24, 2001 and recorded in Volume 5009, Page 1449, Land Records, Collin County, Texas.

TRACT IV (EASEMENT ESTATE)

Those easement rights created in that certain Reciprocal Easement Agreement and Restrictions executed by and between Landry’s Crab Shack, Inc. and Fairview Farm Development Co., Ltd. dated September 9, 1997, filed for record September 12, 1997 and recorded in Volume 3996, Page 1582, Land Records, Collin County, Texas.

260. FEE PARCEL DESCRIPTION: UNIT 9704

Being all of Parcel 1-B, Trinity Centre as recorded in Deed Book 11662 at Page 1559 among the Land Records of Fairfax County, Virginia and being more particularly described as follows:

Legal Descriptions

Subordination Agreement

Exhibit A – Page 186

Beginning for the same at a point on the northerly right-of-way line of Lee Highway – Route 29 (r-o-w varies), said point also being the southwesterly corner of Parcel 1-C, Trinity Centre as recorded in Deed Book 11662 at Page 1559 among the aforementioned Land Records; thence running with said northerly right-of-way line of Lee Highway the following:

1. South 87°57’29” West, 62.21m (204.10’) to a point being the southerly corner of Parcel 13-B, Trinity Centre as recorded in Deed Book 11662 at Page 1559 among the aforementioned Land Records; thence leaving Lee Highway – Route 29 and running with said Parcel 13-B, Trinity Centre the following six (6) courses and distances;

2. North 29°54’13” West, 6.816m (22.36’) to a point; thence

3. North 00°42’33” West, 8.230m (27.00’) to a point; thence

4. North 16°12’12” West, 37.231m (122.15’) to a point; thence

5. North 29°14’29” West, 36.851m (120.90’) to a point; thence

6. North 60°45’11” East, 31.207m (102.38’) to a point, thence

7. North 87°57’29” East, 65.012m (213.30’) to a point being the northwesterly corner of the aforementioned Parcel 1-C Trinity Centre; thence running leaving Parcel 13-B Trinity Centre and running with Parcel 1-C the following three (3) courses and distances;

8. South 02°02’31” East, 39.999m (131.23’) to a point; thence

9. South 87°57’29” West, 1.600m (5.25’) to a point; thence

10. South 02°02’31” East, 57.395m (188.30’) to the point of beginning and containing 7,318.8 square meters (78,779 sq. ft.) or 0.73188 hectares (1.80852 acres), more or less.

TOGETHER WITH AND SUBJECT TO those non-exclusive easements set forth in the Declaration of Trinity Centre as recorded in Deed Book 10489 at Page 1262, as supplemented by the Supplementary Declaration for Trinity Centre Restaurant Park and Amendment to Declaration for Trinity Centre as recorded in Deed Book 13582 at Page 716, among the aforesaid Land Records.

(Note: Review of Survey is required to determine if this is a beneficial easement).

TOGETHER WITH those non-exclusive easements set for in the Reciprocal Easement Agreement dated June 6, 1990 and recorded among the land Records on June 7, 1990 in Deed Book 7605 at Page 808, as amended by the First Amendment to Reciprocal Easement Agreement dated August 24, 1995 and recorded among the Land Records on September 27, 1995 in Deed Book 9517 at Page 505.

(Note: Review of Survey is required to determine if this is a beneficial easement).

TOGETHER WITH Easements as set forth in the Easement Agreement dated April 20, 1998 and recorded among the Land Records on May 18, 1995 in Deed Book 9411 at Page 1962.

(Note: Review of Survey is required to determine if this is a beneficial easement).

NOTE FOR INFORMATIONAL PURPOSES ONLY: Tax Map No. 054-3-21-0001B

261. FEE PARCEL DESCRIPTION: UNIT 9802

Parcel 1 of Certified Survey Map No. 1925, recorded on August 21, 1973 in Volume 13 of Certified Survey Maps, at Pages 191, 192 and 193, as Document No. 860635, being a part of the Southwest  1/4 of Section 28, Township 7 North, Range 20 East, in the City of Brookfield, County of Waukesha, State of Wisconsin;

Legal Descriptions

Subordination Agreement

Exhibit A – Page 187

AND a parcel of land in said Southwest  1/4, both of which are bounded and described as follows:

COMMENCING at the West 1/4 corner of said Section 28; thence South 00°34’51” East a distance of 1203.12 feet along the West line of said Section 28; thence North 83°56’ 09” East, a distance of 1147.58 feet; thence South 00° 02’ 25” East, a distance of 85.48 feet; thence North 83° 56’ 09” East, a distance of 190.07 feet along the South right-of-way line of Bluemound Road, 170 feet wide, to THE POINT OF BEGINNING of this description, said point being the Northwest corner of Parcel 1 of the aforementioned Certified Survey Map; thence North 83° 56’ 09” East, a distance of 380.23 feet along the South right-of-way line of Bluemound Road; thence South 87°49’18” East, a distance of 34.85 feet; thence South 00° 02’ 25” East, a distance of 383.47 feet; thence South 83° 56’ 09” West, a distance of 415.24 feet; thence North 00° 02’ 25” West a distance 388.49 feet to the POINT OF BEGINNING.

Legal Descriptions

Subordination Agreement

Exhibit A – Page 188